2002

ANNUAL REPORT

DELAWARE POOLED TRUST

U.S. EQUITIES

The Large-Cap Value Equity Portfolio
The Focused Value Portfolio
The Small-Cap Value Equity Portfolio
The All-Cap Growth Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Small-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio II

U.S. FIXED INCOME

The Intermediate Fixed Income Portfolio
The Core Fixed Income Portfolio
The High-Yield Bond Portfolio
The Core Plus Fixed Income Portfolio

INTERNATIONAL EQUITIES

The Global Equity Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The International Large-Cap Equity Portfolio
The International Small-Cap Portfolio
The Emerging Markets Portfolio

INTERNATIONAL FIXED INCOME

The Global Fixed Income Portfolio
The International Fixed Income Portfolio

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

   Contents

   Portfolio Returns ........................................ 2-3
   Portfolio Objectives ..................................... 4-5
   The Large-Cap Value Equity Portfolio Review ..............   6
  *The Focused Value Portfolio Review .......................   8
   The Small-Cap Value Equity Portfolio Review ..............  10
   The All-Cap Growth Equity Portfolio Review ...............  12
   The Large-Cap Growth Equity Portfolio Review .............  14
   The Mid-Cap Growth Equity Portfolio Review ...............  16
   The Small-Cap Growth Equity Portfolio Review .............  18
   The Real Estate Investment Trust Portfolio II Review .....  20
   The Intermediate Fixed Income Portfolio Review ...........  22
 **The Core Fixed Income Portfolio Review ...................  24
   The High-Yield Bond Portfolio Review .....................  26
   The Core Plus Fixed Income Portfolio Review ..............  28
   The Global Equity Portfolio Review .......................  30
   The International Equity Portfolio Review ................  32
   The Labor Select International Equity Portfolio Review ...  34
   The International Large-Cap Equity Portfolio Review ......  36
   The International Small-Cap Portfolio Review .............  38
   The Emerging Markets Portfolio Review ....................  40
   The Global Fixed Income Portfolio Review .................  42
   The International Fixed Income Portfolio Review ..........  44
   Financial Statements .....................................  46

 *As of December 14, 2001, The Select Equity Portfolio was renamed The Focused
  Value Portfolio.
**As of May 1, 2002, The Aggregate Fixed Income Portfolio was renamed The Core
  Fixed Income Portfolio.

Delaware Pooled Trust

Delaware Pooled Trust, based in Philadelphia, is a mutual fund that primarily offers no-load, open-end equity and fixed-income portfolios to institutional and affluent individual investors. Delaware Pooled Trust is part of Delaware Investments, a full-service investment-management organization. As of September 30, 2002, Delaware Investments managed more than $80 billion on behalf of individuals and institutions. The breadth and sophistication of Delaware's services enable clients to gain the degree of administrative convenience and simplicity they want in investment-management matters. Delaware provides not only equity and fixed-income portfolio management, but balanced portfolios, retirement-plan and related non-discretionary trust services as well.

Delaware Management Company, a part of Philadelphia-based Delaware Management Business Trust, serves as investment adviser for The Large-Cap Value Equity, The Focused Value, The Small-Cap Value Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Intermediate Fixed Income, The Core Fixed Income, The High-Yield Bond and The Core Plus Fixed Income Portfolios. Delaware International Advisers Ltd., a London-based affiliate of Delaware Management Company, serves as investment adviser for The Global Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income, and The International Fixed Income Portfolios.

Client Services

Delaware provides clients with annual and semiannual reports, monthly account reports, in-person reviews of account developments, and other communications.

Clients who have questions about their accounts or want to learn the net asset values of the Delaware Pooled Trust Portfolios may call a toll-free telephone number, 800 231-8002, during normal business hours. Or they may write to: Client Services, Delaware Pooled Trust, 2005 Market Street, Philadelphia, PA 19103.

                                    2002 Annual Report o Delaware Pooled Trust 1

Portfolio Returns

Periods ending October 31, 2002

Average Annual Total Returns*                                   One        Three       Five        Ten          Since
                                                                Year       Years       Years       Years      Inception++
-------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                           (8.05)%     (3.22)%       1.64%      10.76%       10.71%

Russell 1000 Value Index                                      (10.02)      (5.77)        2.29       11.24        11.16
-------------------------------------------------------------------------------------------------------------------------
The Focused Value Portfolio                                   (18.72)%    (12.49)%          -           -       (11.01)%

Russell 1000 Value Index                                      (10.02)      (5.77)           -           -        (6.54)
-------------------------------------------------------------------------------------------------------------------------
The Small-Cap Value Equity Portfolio                            2.55%       7.71%           -           -         6.90%

Russell 2000 Value Index                                       (2.53)       7.53            -           -         7.81
-------------------------------------------------------------------------------------------------------------------------
The All-Cap Growth Equity Portfolio                           (22.22)%         -            -           -       (27.95)%

Russell 3000 Growth Index                                     (19.72)          -            -           -       (28.19)
-------------------------------------------------------------------------------------------------------------------------
The Large-Cap Growth Equity Portfolio                         (22.33)%         -            -           -       (31.76)%

Russell 1000 Growth Index                                     (19.62)          -            -           -       (30.52)
-------------------------------------------------------------------------------------------------------------------------
The Mid-Cap Growth Equity Portfolio                           (11.23)%     (7.29)%       3.76%       9.09%        7.47%

Russell Midcap Growth Index                                   (17.61)     (13.21)       (1.62)       7.43         6.87
-------------------------------------------------------------------------------------------------------------------------
The Small-Cap Growth Equity Portfolio                          (9.88)%     (7.60)%          -           -         6.95%

Russell 2000 Growth Index                                     (21.57)     (14.54)           -           -        (1.60)
-------------------------------------------------------------------------------------------------------------------------
The Real Estate Investment Trust Portfolio II                   7.16%      14.40%           -           -         5.17%

NAREIT Equity REIT Index                                        6.36       12.87            -           -         3.11
-------------------------------------------------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio                         3.54%       7.90%        6.37%          -         6.48%

Lehman Brothers Intermediate Government/Credit Index            5.91        8.81         7.26           -         7.12
-------------------------------------------------------------------------------------------------------------------------
The Core Fixed Income Portfolio                                 3.27%       7.01%           -           -         5.64%

Lehman Brothers Aggregate Bond Index                            5.89        9.18            -           -         7.37
-------------------------------------------------------------------------------------------------------------------------
The High-Yield Bond Portfolio                                  (2.23)%     (1.04)%      (0.78)%         -         2.15%

Salomon Smith Barney High-Yield Cash Pay Index                 (5.85)      (1.48)       (3.12)          -         1.95
-------------------------------------------------------------------------------------------------------------------------
The Core Plus Fixed Income Portfolio                               -           -            -           -         3.53%

Lehman Brothers Aggregate Bond Index                               -           -            -           -         4.11
-------------------------------------------------------------------------------------------------------------------------
The Global Equity Portfolio**+                                 (8.21)%     (6.38)%      (0.98)%         -        (1.86)%

Morgan Stanley Capital International World Index (net)***     (14.85)     (13.77)       (1.59)          -        (2.61)
-------------------------------------------------------------------------------------------------------------------------
The International Equity Portfolio (Original Class)**          (4.02)%     (3.46)%       1.18%       7.73%        6.77%

The International Equity Portfolio Class R**                       -           -            -           -        (5.19)

Morgan Stanley Capital International EAFE Index (net)***      (13.21)     (14.15)       (3.12)       4.05         2.58
-------------------------------------------------------------------------------------------------------------------------
The Labor Select International Equity Portfolio**              (2.31)%     (2.86)%       1.44%          -         5.77%

Morgan Stanley Capital International EAFE Index (net)***      (13.21)     (14.15)       (3.12)          -        (1.17)
-------------------------------------------------------------------------------------------------------------------------

2 Delaware Pooled Trust o 2002 Annual Report

Average Annual Total Returns*                                   One        Three       Five        Ten          Since
                                                                Year       Years       Years       Years      Inception++
-------------------------------------------------------------------------------------------------------------------------
The International Large-Cap Equity Portfolio**+                (7.55)%         -            -           -        (8.40)%

Morgan Stanley Capital International EAFE Index (net)***      (13.21)          -            -           -       (15.52)
-------------------------------------------------------------------------------------------------------------------------
The International Small-Cap Portfolio**+                      (10.55)%     (6.48)%          -           -        (5.43)%

Salomon Smith Barney
   Extended Market Index (ex-U.S.)                             (5.65)      (8.88)           -           -       (10.20)
-------------------------------------------------------------------------------------------------------------------------
The Emerging Markets Portfolio**+                               7.98%      (0.46)%      (4.02)%         -        (5.07)%

Morgan Stanley Capital International
   Emerging Markets Free Index                                  8.44       (8.87)       (5.45)          -        (8.10)
-------------------------------------------------------------------------------------------------------------------------
The Global Fixed Income Portfolio**                            15.18%       5.94%        4.30%          -         7.93%

Salomon Smith Barney World
   Government Bond Index                                        9.15        4.10         4.37           -         4.37
-------------------------------------------------------------------------------------------------------------------------
The International Fixed Income Portfolio**                     14.75%       3.83%        2.85%          -         3.84%

Salomon Smith Barney Non-U.S.
   World Government Bond Index                                 10.07        2.04         3.07           -         3.70
-------------------------------------------------------------------------------------------------------------------------

  *Past performance does not guarantee future results. Returns assume reinvestment of dividends and capital gains, if any, but do not reflect the deduction of any taxes.The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. Since 1992, Delaware Management Company or Delaware International Advisers Ltd. has, as relevant, voluntarily waived its fees and reimbursed the Delaware Pooled Trust Portfolios for certain amounts to the extent that annual operating expenses (excluding taxes, interest, brokerage commissions, and extraordinary expenses) exceeded established expense limits. In the absence of those waivers, the Portfolios' total returns would have been lower.

 **International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties.

***Returns for these indices are net of withholding taxes (net).

  +These Portfolios charge a purchase reimbursement fee and a redemption reimbursement fee; these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted. Specific fee amounts for each Portfolio are cited in the individual Portfolio reviews.

 ++The inception dates for each Delaware Pooled Trust Portfolio are as follows:
   Large-Cap Value Equity, February 3, 1992; Focused Value, June 29, 1999; Small-Cap Value Equity, March 29, 1999; All-Cap Growth Equity, March 31, 2000; Large-Cap Growth Equity, October 31, 2000; Mid-Cap Growth Equity, February 27, 1992; Small-Cap Growth Equity, September 15, 1998; Real Estate Investment Trust II, November 4, 1997; Intermediate Fixed Income, March 12, 1996; Core Fixed Income, December 29, 1997; High-Yield Bond, December 2, 1996; Core Plus Fixed Income, June 28, 2002; Global Equity, October 15, 1997; International Equity (Original Class), February 4, 1992; International Equity (Class R), November 1, 2001; Labor Select International Equity, December 19, 1995; International Large-Cap Equity, December 14, 1999; International Small-Cap, July 20, 1999; Emerging Markets, April 14, 1997; Global Fixed Income, November 30, 1992; International Fixed Income, April 11, 1997. The returns for each index have been calculated from the start of the month closest to the corresponding Portfolio's inception date.

                                    2002 Annual Report o Delaware Pooled Trust 3

Portfolio Objectives

The Large-Cap Value Equity Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests in stocks that, at the time of purchase, have dividend yields above the current yield of the Standard & Poor's 500 Index and that, in the opinion of Delaware, offer capital gains potential as well.

The Focused Value Portfolio (formerly The Select Equity Portfolio) seeks to provide maximum long-term capital appreciation. The Portfolio invests primarily in equity securities and has the ability to invest in companies of all market capitalizations. Delaware invests in stocks that it believes are undervalued and have an above-average potential to increase in price. Generally, the Portfolio will hold 20-40 different stocks.

The Small-Cap Value Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of small-capitalization companies that Delaware believes to be undervalued relative to the asset value or long-term earning power of the companies concerned, and which, at the time of purchase, generally have market capitalizations between $500 million and $1.5 billion and are listed on a national securities exchange or NASDAQ.

The All-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests in stocks of small-, medium- and large-capitalization companies that, in the opinion of Delaware, offer high earnings growth potential at the time of purchase.

The Large-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of large-capitalization companies. These are stocks that Delaware believes have the potential to provide significant long-term earnings growth potential based on its analysis of their historic or projected Earnings Per Share (EPS) growth rate, price-to-earnings ratio and cash flows.

The Mid-Cap Growth Equity Portfolio seeks maximum long-term capital growth; current income is expected to be incidental. The Portfolio invests primarily in the stocks of medium-sized companies that, in the opinion of Delaware, offer, at the time of purchase, significant long-term growth potential.

The Small-Cap Growth Equity Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in equity securities of companies which Delaware believes have potential for high earnings growth and which generally represent the smallest 25%, in terms of market capitalization, of U.S. equity securities listed on a national securities exchange or NASDAQ.

The Real Estate Investment Trust Portfolio II seeks maximum long-term total return, with capital appreciation as a secondary objective. The Portfolio invests primarily in investments of real estate investment trusts.

The Intermediate Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests primarily in a diversified portfolio of investment-grade bonds, including U.S. government, mortgage-backed, asset-backed, corporate, and other fixed-income securities.

The Core Fixed Income Portfolio (formerly The Aggregate Fixed Income Portfolio) seeks maximum long-term total return, consistent with reasonable risk. The Portfolio invests primarily in a diversified portfolio of investment-grade, fixed-income securities, including U.S. government securities, mortgage-backed securities, asset-backed securities, corporate bonds, and other fixed-income securities.

The High-Yield Bond Portfolio seeks high total return. The Portfolio invests primarily in bonds rated B- or higher by Standard & Poor's Rating Group, B3 or higher by Moody's Investors Service, Inc. or in bonds that are unrated but judged to be of comparable quality.

The Core Plus Fixed Income Portfolio seeks maximum long-term total return, consistent with reasonable risk. The Portfolio uses a multi-sector investment approach, investing assets principally in U.S. investment-grade and U.S. high-yield bonds.

4 Delaware Pooled Trust o 2002 Annual Report

The Global Equity Portfolio seeks long-term growth without undue risk to principal. The Portfolio invests primarily in stocks that, in the opinion of Delaware, are undervalued at the time of purchase (based on rigorous fundamental analysis conducted by the investment adviser). Selected stocks are mainly in marketable securities of companies located in developed markets.

The International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States. Stocks selected for the Portfolio are, in the opinion of Delaware, undervalued at the time of purchase, based on rigorous fundamental analysis conducted by Delaware.

The Labor Select International Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in stocks of companies that are organized, have a majority of their assets, or derive most of their operating income outside of the United States. Stocks selected for the Portfolio are, in the opinion of Delaware, undervalued at the time of purchase, based on rigorous fundamental analysis conducted by Delaware, and are compatible with certain investment policies or restrictions followed by organized labor.

The International Large-Cap Equity Portfolio seeks maximum long-term total return. The Portfolio invests primarily in large-capitalization stocks of non-U.S. corporations located mainly in developed countries. Investments are made in stocks that, in Delaware's opinion, are undervalued at the time of purchase, based on our fundamental analysis.

The International Small-Cap Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in smaller non-U.S. companies, which may include companies located or operating in established or emerging countries.

The Emerging Markets Portfolio seeks long-term capital appreciation. The Portfolio invests primarily in stocks of issuers organized, having a majority of their assets in, or deriving a majority of their operating income from, emerging countries.

The Global Fixed Income Portfolio seeks current income consistent with the preservation of investors' principal. The Portfolio invests primarily in fixed-income securities.

The International Fixed Income Portfolio seeks current income consistent with the preservation of investors' principal. The Portfolio invests primarily in fixed-income securities of international (non-U.S.) markets.

                                    2002 Annual Report o Delaware Pooled Trust 5

Large-Cap Value Equity:
Stock Selection is Key to Good Relative Performance

The Large-Cap Value Equity Portfolio has consistently outperformed its benchmark over the past fiscal year despite a difficult environment for equities worldwide. For the 12 months ended October 31, 2002, the Portfolio returned (8.05)% and surpassed the (10.02)% return of its benchmark, the Russell 1000 Value Index.

Market volatility has been at an all-time high, influenced by a long list of issues: tensions in the Middle East, the possible war against Iraq, the specter of future terrorist attacks on our shores, and continued low corporate earnings that may portend a double-dip recession.

There are several reasons for our outperformance. The Portfolio is very diversified, with broad depth and exposure -- a hedge against poor performance in one or two sectors or individual issues. This is very helpful in times of uncertainty. As always, we take a bottom-up investment approach; stock selection is paramount.

Also, throughout the year the Portfolio has maintained a strong position in consumer staples -- defensive stocks that tend to do well even in a slow economy. Companies we own include Anheuser-Busch and Heinz.

The Portfolio also benefited from being overweighted in financial stocks, whose price-to-earnings ratios and yields are attractive. Among bank stocks we own are Bank of America, Bank of New York, J.P. Morgan Chase & Company, and Citigroup. We also own shares in several insurance companies that have performed well:
Marsh & McLennan, one of our largest holdings, is benefiting from an especially good market for insurance brokerage and reinsurance, rising premiums and new product lines to cover terrorism and kidnapping, an indication of the times we are living in. Chubb and Allstate are strong companies in the property and casualty business, which is doing very well.

Average Annual Total Returns*
Periods ended October 31, 2002
---------------------------------------------------------------------------
One Year       Five Years     Ten Years
(8.05)%        1.64%          10.76%
---------------------------------------------------------------------------

Growth of $10,000*

[The following table was depicted as a line chart in the printed material.]


                  Large-Cap Value Equity Portfolio    Russell 1000 Value Index
                  --------------------------------    ------------------------
   31-Oct-92                 $10,000                          $10,000
   31-Oct-93                  12,517                           12,500
   31-Oct-94                  13,513                           12,600
   31-Oct-95                  16,185                           15,700
   31-Oct-96                  20,209                           19,500
   31-Oct-97                  25,612                           25,900
   31-Oct-98                  29,068                           29,800
   31-Oct-99                  30,647                           34,700
   31-Oct-00                  32,614                           36,600
   31-Oct-01                  30,216                           32,300
   31-Oct-02                  27,783                           29,000

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The Russell 1000 Value Index is an unmanaged composite and is a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The Large-Cap Value Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

6   Delaware Pooled Trust o 2002 Annual Report

Exxon Mobil, still our largest holding, has also performed well. The integrated oil sector is strong overall because of rising crude oil prices due to problems in the Middle East, particularly the threat of war. We also own Royal Dutch Petroleum, which has done well. An oil service company whose shares we added is BJ Services, an offshore natural gas and oil drilling company.

We believe that excellent stock selection in telecommunications and technology companies has helped performance. Telecommunications stocks include ALLTEL and BCE; technology issues include Oracle and First Data.

Our holdings in the consumer cyclical, healthcare and energy sectors, however, proved disappointing for us over the year. McDonald's, Bristol-Myers Squibb and Schering-Plough were among the top detractors of performance.

We remain positive as we look ahead into 2003. The stock market's strong showing in October may signal that the market has bottomed, although we expect volatility to continue. We don't see a double-dip recession as long as consumer spending remains strong and the Federal Reserve continues to support the markets. The Large-Cap Value Equity Portfolio seeks opportunities in stocks of companies we believe to be undervalued by the market, selecting stocks based on their individual prospects. Many high-quality companies, which in the past have been too richly priced, are now meeting our value criteria and we believe have solid long-term growth prospects.

Portfolio Manager

George E. Deming

Mr. Deming received a bachelor's degree in Economics and Political Science from the University of Vermont and a master's degree in International Affairs from the University of Pennsylvania's Wharton School. Before joining Delaware in 1978, he was responsible for institutional portfolio management at White Weld & Co. He is a member of the Financial Analysts of Philadelphia.

Portfolio Profile
October 31, 2002

Total net assets .............................................$49.2 million

Inception date ............................................February 3, 1992

Asset composition (based on total net assets)
   Common stocks ....................................................99.38%
   Cash equivalents and other net assets ............................ 0.62%

Number of holdings ......................................................80

Top 10 holdings
   1.  Exxon Mobil
   2.  Fannie Mae
   3.  Citigroup
   4.  Marsh & McLennan
   5.  Bank of New York
   6.  Bristol-Myers Squibb
   7.  Morgan Stanley Dean Witter
   8.  Mellon Financial
   9.  U.S. Bancorp
   10. Gillete

Industry composition (based on total net assets)

[The following table was depicted as a line chart in the printed material.]

Banking 18.25%
Food, Beverage & Tobacco 8.17%
Healthcare & Pharmaceuticals 8.13%
Energy 7.83%
Insurance 7.16%
Finance 7.12%
Computers & Technology 6.97%
Consumer Products 5.75%
Telecommunications 5.05%
Electronics and Electrical Equipment 5.00%
Utilities 3.51%
Retail 3.02%
Chemicals 2.84%
Aerospace & Defense 2.33%
Paper & Forest Products 2.10%
Automobiles & Automotive Parts 1.80%
Leisure, Lodging & Entertainment 1.21%
Transportation & Shipping 1.12%
Textiles, Apparel & Furniture 1.05%
Metals & Mining 0.97%
Net Cash & Other Assets 0.62%


                                  2002 Annual Report o Delaware Pooled Trust   7

Focused Value:
A Difficult Environment Affects Investors Across the Board

The past fiscal year was a very difficult one for equity investors across virtually all investment styles. Stock market volatility reached historic levels due to a long list of investor concerns: disappointing corporate earnings, a continued weak economic recovery, the prospect of war with Iraq, tensions in the Middle East and fears of terrorism all contributed to the overall negative sentiment.

Concentrated portfolios (such as the Focused Value Portfolio) have assets invested in fewer stocks than diversified portfolios, and thus are particularly vulnerable in these market conditions. While dealing with a large market decline over the last year, we have also confronted an increase in the number of stocks that have dramatically underperformed the broad market. Given this market environment, the Focused Value Portfolio (formerly the Select Equity Portfolio) fell short of its benchmark, the Russell 1000 Value Index, for the fiscal year ended October 31, 2002. Total return for the Focused Value Portfolio was (18.72)% for the period, versus a return of (10.02)% for the Russell 1000 Value Index.

Several factors contributed to the Portfolio's underperformance. We take a bottom-up approach.

Individual stock selection is key to performance, with industry sectors a secondary consideration. This is particularly evident in a concentrated portfolio; when one stock disappoints it has a greater impact on the entire portfolio. Poor stock selection negatively impacted performance.

Among our financial holdings, J.P. Morgan Chase & Company and FleetBoston Financial underperformed. Because these money-center banks have higher capital markets exposure than an average bank, their earnings came in well below expectations. Investors over-reacted to these short-term earnings problems by driving their stock prices to unreasonably low levels. We continue to hold these positions given their significant undervaluation. Other financial stocks, such as American Express, which is comprised of consumer credit, travel and asset management businesses, and Morgan Stanley Dean Witter, a brokerage firm, are also attractive.

The Portfolio was overweighted in shares of pharmaceutical companies, which performed poorly. Bristol-Myers Squibb and Merck were two stocks we held for part of this period. We eliminated those positions because, in our opinion, of fundamental deterioration

Average Annual Total Returns*
Periods ended October 31, 2002
---------------------------------------------------------------------------
One Year          Three Years           Since Inception
(18.72)%          (12.49)%              (11.01)%
---------------------------------------------------------------------------
Growth of $10,000*

[The following table was depicted as a line chart in the printed material.]

                       Focused Value Portfolio         Russell 1000 Value Index
                       -----------------------         ------------------------
         29-Jun-99            $10,000                           $10,000
         31-Jul-99              9,965                             9,700
         31-Oct-99             10,106                             9,500
         31-Jan-00             10,376                             9,200
         30-Apr-00             10,518                             9,400
         31-Jul-00              9,706                             9,200
         31-Oct-00             10,294                            10,100
         31-Jan-01             10,040                            10,200
         30-Apr-01              9,934                            10,100
         31-Jul-01              9,775                            10,000
         31-Oct-01              8,331                             8,900
         31-Jan-02              8,692                             9,500
         30-Apr-02              8,332                             9,700
         31-Jul-02              7,159                             8,300
         31-Oct-02              6,772                             8,000

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The Russell 1000 Value Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The Focused Value Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

8 Delaware Pooled Trust o 2002 Annual Report and lack of new products. We maintained our holdings in Schering-Plough because we are optimistic about the prospects for a new anti-cholesterol drug that they are about to launch.

During the past six months, we have begun to find attractive stocks in a broader number of sectors. As a result, the Portfolio is somewhat more diversified than it had been. For example, we added positions in two sectors not previously represented. We increased our energy holdings with BJ Services, an oil service company. Despite rising crude oil prices stemming from the threat of war with Iraq, BJ Services' stock price has languished. As exploration picks up, we expect a positive impact on oil service companies such as BJ Services. In the metals & mining sector, Alcoa is a stock we find interesting. Alcoa's stock price has declined amid concerns about falling demand for aluminum and lower economic activity. We believe that owning Alcoa's stock at these levels is a modest risk given its inexpensive valuation.

We are cautiously optimistic as we look ahead to the next 12 months. In our opinion, the economy remains fundamentally sound. The strong October stock market may indicate that the market is in a bottoming phase. With its value approach, the Focused Value Portfolio seeks shares of companies that are selling at discounts to their true market values. The negative climate over the past two years has caused many high-quality companies with solid, long-term growth prospects that were richly priced in the past to now meet our value criteria. We are confident that the Focused Value Portfolio is well positioned to benefit from these holdings over the long-term.


Portfolio Managers

Timothy G. Connors

Mr. Connors earned a bachelor's degree at the University of Virginia and an MBA degree in Finance at Tulane University. He joined Delaware in 1997 after serving as a Principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis, and directed research. Mr. Connors previously held positions at CoreStates Investment Advisers and Fauquier National Bank. He is a CFA Charterholder and a member of the Association for Investment Management and Research.

J. Paul Dokas

Mr. Dokas is responsible for producing quantitative research used to develop new global investment services, refine existing services, and make asset-allocation decisions. He joined Delaware in 1997. He previously was Director of Trust Investment Management at Bell Atlantic Corporation. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is a CFA Charterholder.

Portfolio Profile
October 31, 2002

Total net assets ............................................. $1.4 million

Inception date .............................................. June 29, 1999

Asset composition (based on total net assets)
  Common stocks .................................................... 98.25%
  Cash equivalents and other net assets ............................  1.75%

Number of holdings ..................................................... 20

Top 10 holdings
  1.  Oracle
  2.  Intel
  3.  FleetBoston Financial
  4.  Microsoft
  5.  Honeywell International
  6.  SBC Communications
  7.  American Express
  8.  Schering-Plough
  9.  Newell Rubbermaid
  10. Wyeth

Industry composition (based on total net assets)

[The following table was depicted as a line chart in the printed material.]

Banking 14.88%
Computers & Technology 10.51%
Healthcare & Pharmaceuticals 9.98%
Aerospace & Defense 9.91%
Finance 9.69%
Semiconductors 5.23%
Telecommunications 5.11%
Consumer Products 5.02%
Energy 4.92%
Metals & Mining 4.88%
Retail 4.84%
Leisure, Lodging & Entertainment 4.80%
Automobiles & Automotive Parts 4.68%
Utilities 3.80%
Net Cash & Other Assets 1.75%

                                    2002 Annual Report o Delaware Pooled Trust 9

Small-Cap Value Equity:
Positioned For Long-Term Economic Recovery

The 2002 fiscal year, which ended on October 31, was a difficult one for equity markets in general -- and for small-cap equities in particular. Virtually no market sector escaped the broad-based declines that occurred from June through September. Nevertheless, for the fiscal year, the Small-Cap Value Equity Portfolio's positive 2.55% gain outperformed the 2.53% loss of its benchmark, the Russell 2000 Value Index.

Given our Portfolio's focus on long-term capital appreciation, we remained positioned for economic recovery throughout the year, overweighting the sectors we expect to benefit most as the economy recovers. These sectors include basic industry, capital spending, consumer cyclicals and energy.

The consumer cyclicals segment did particularly well during the year--especially homebuilding and auto parts stocks. Midway through the fiscal year, we began to reduce these holdings, taking profits as valuations became less attractive. We remained underweighted in utilities and real estate investment trusts--utilities because of the difficult regulatory environment following the Enron bankruptcy and REITs because we saw better investment opportunities in sectors more likely to rebound as the economy recovers.

Our best performers for the year included farm equipment manufacturer AGCO, trucking concern Yellow, and homebuilder KB HOME. We believe the homebuilding industry was a direct beneficiary of the continued strength in consumer spending. Among our poorest performing holdings were Continental Airlines and two semiconductor companies--Nanometrics and Merix Corporation. We have since exited from all three positions.

Average Annual Total Returns*
Periods ended October 31, 2002
---------------------------------------------------------------------------
One Year       Three Years         Since Inception
2.55%          7.71%               6.90%
---------------------------------------------------------------------------

Growth of $10,000*

[The following table was depicted as a line chart in the printed material.]



                 Small-Cap Value Equity Portfolio    Russell 2000 Value Index
                 --------------------------------    ------------------------
  29-Mar-99                  $10,000                         $10,000
  30-Apr-99                   10,835                          10,900
  31-Jul-99                   11,200                          11,400
  31-Oct-99                   10,176                          10,500
  31-Jan-00                    9,913                          10,600
  30-Apr-00                   10,364                          11,400
  31-Jul-00                   10,425                          11,900
  31-Oct-00                   11,268                          12,400
  31-Jan-01                   12,585                          13,800
  30-Apr-01                   12,992                          14,200
  31-Jul-01                   13,251                          14,800
  31-Oct-01                   12,400                          13,400
  31-Jan-02                   14,036                          15,500
  30-Apr-02                   16,062                          17,300
  31-Jul-02                   13,174                          14,000
  31-Oct-02                   12,716                          13,100

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The Russell 2000 Value Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The Small-Cap Value Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

10   Delaware Pooled Trust o 2002 Annual Report

Our strategic approach to the small-cap value sector remains unchanged: we look for attractively valued companies with sustainable free cash flow and the ability to increase dividends, pay down debt and buy back their own stock--in other words, companies that combine good business platforms with strong management and financial discipline. We believe this approach helps us avoid taking undue risks in individual holdings. Given the market's renewed focus on cash flow, this approach also helps explain how we were able to outperform our benchmark.

To further manage risk, we rarely allow a position in any one stock to exceed 3% of the Portfolio. Our largest holdings at year-end were in stocks that we consider defensive in nature. They include: Pan Pacific Retail Properties, a real estate investment trust that pays good dividends and maintains strong cash flow; Pactiv Corporation, maker of Hefty Wastebags; and Constellation Brands, which imports and distributes Corona beer and other beverage products.

Despite the difficult market environment of the past two years, we believe that the outlook for small-cap equities remains favorable. Valuation levels are now compelling, especially in view of the Federal Reserve's accommodative interest rate policies and the likelihood that the equity markets will perform better in the coming year than they did in fiscal 2002. The Portfolio is positioned to benefit from economic recovery and from small-cap stocks' historic ability to outperform most other asset classes.

Portfolio Manager

Christopher S. Beck

Mr. Beck earned a bachelor's degree at the University of Delaware and an MBA degree at Lehigh University. He joined Delaware in 1997. Mr. Beck previously served as a vice president at Pitcairn Trust Company, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware and held management positions at Cypress Capital Management and Wilmington Trust Company. Mr. Beck is a CFA Charterholder.

Portfolio Profile
October 31, 2002

Total net assets ............................................. $2.5 million

Inception date ............................................. March 29, 1999

Asset composition (based on total net assets)
   Common stocks ..................................................  94.34%
   Cash equivalents and other net assets ..........................   5.66%
Number of holdings ...................................................  108

Top 10 holdings
   1.  Pan Pacific Retail Properties
   2.  Constellation Brands
   3.  Compass Bancshares
   4.  Pactiv
   5.  RenaissanceRe Holdings
   6.  PartnerRe
   7.  KB HOME
   8.  Ocean Energy
   9.  Associated Banc-Corp
   10. Prentiss Properties Trust

Industry composition (based on total net assets)

[The following table was depicted as a line chart in the printed material.]

Basic Industry/Capital Goods 20.22%
Technology 10.11%
Insurance 9.41%
Energy 7.75%
Banking & Finance 7.60%
Real Estate 7.24%
Healthcare & Pharmaceuticals 6.41%
Consumer Non-Durables 6.09%
Consumer Durables 5.33%
Transportation 4.11%
Consumer Products 3.93%
Consumer Services 2.24%
Business Services 1.85%
Utilities 1.77%
Telecommunications 0.28%
Net Cash & Other Assets 5.66%

                                 2002 Annual Report o Delaware Pooled Trust   11

All-Cap Growth Equity:
Technology & Cable Stocks Hamper Performance

Growth stocks suffered substantial declines during the past fiscal year, driven by a loss of confidence in companies' financial statements, concerns over the impact of global events, and fears that a tepid economic rebound would eventually result in a "double-dip" recession. The Russell 3000 Growth Index, for instance, was down almost 20% compared to the Russell 3000 Value Index's 9% decline.

Amid this difficult investment environment, the All-Cap Growth Equity Portfolio returned (22.22)% for the one-year period ended October 31, 2002. The Portfolio slightly lagged the (19.72)% return of its benchmark, the Russell 3000 Growth Index.

Much of the market's overall decline was the result of the continued reduction in corporate capital spending, which led many technology-related companies to continuously revise downward their future revenue and earnings estimates. Among the companies in the Portfolio that were impacted by the technology spending slowdown were Xilinx and Sonus Networks. We closed our position in Sonus Networks during the year as we questioned its long-term viability. We added to our holdings in Xilinx, however, since we believe that it is still a solid company and would be one of the prime beneficiaries of a rebound in technology-related spending.

The Portfolio also suffered during the year from its exposure to cable-related stocks, which were negatively impacted by questions over the quality of their financial statements and reduced forecasts of subscriber growth. As a result, we sold off all of our holdings in Adelphia and Charter Communications during the year.

Average Annual Total Returns*
Periods ended October 31, 2002
---------------------------------------------------------------------------
One Year           Since Inception
(22.22)%           (27.95)%
---------------------------------------------------------------------------

Growth of $10,000*

[The following table was depicted as a line chart in the printed material.]

             All-Cap Growth Equity Portfolio     Russell 3000 Growth Index
             -------------------------------     -------------------------
31-Mar-00              $10,000                            $10,000
30-Apr-00                9,976                              9,486
31-Jul-00               10,271                              9,263
31-Oct-00               10,318                              8,728
31-Jan-01                8,647                              7,736
30-Apr-01                6,882                              6,474
31-Jul-01                6,588                              6,090
31-Oct-01                5,506                              5,295
31-Jan-02                6,106                              5,702
30-Apr-02                5,659                              5,225
31-Jul-02                4,576                              4,333
31-Oct-02                4,282                              4,250

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The Russell 3000 Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The All-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

12   Delaware Pooled Trust o 2002 Annual Report

Consumer and financial stocks were generally the best performers during the year, and the Portfolio's performance was aided by our relative overweighting in these sectors. One of the few bright spots in the economy was the strength in the housing market. Countrywide Credit Industries benefited from this trend as it was up more than 20% during the year. In the retail sector, Kohl's and Bed Bath & Beyond performed well, as each reported strong earnings and sales growth throughout the year. Insurers also showed strong gains as they benefited from strong pricing trends. Willis Group Holdings was up over 30% in response to these positive factors.

Looking forward, while we are dismayed by the market's weakness during the past year, we are hopeful that we are near a bottom and that the market's current level reflects investors' most pessimistic viewpoint. As more and more companies have warned about their future growth prospects, expectations have been universally lowered, therefore increasing the possibility of future positive earnings surprises. Throughout the current bear market, we have maintained our focus on finding and holding those companies that have dominant positions in their respective industries. It is still our belief that these companies will be able to survive a macro-economic shortfall and ultimately thrive when conditions improve.

Portfolio Manager

Gerald S. Frey

Mr. Frey received a bachelor's degree in Economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior Director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

Portfolio Profile
October 31, 2002

Total net assets ............................................  $8.3 million

Inception date ............................................. March 31, 2000

Asset composition (based on total net assets)
   Common stocks ................................................... 90.37%
   Cash equivalents and other net assets ...........................  9.63%

Number of holdings ..................................................... 66

Top 10 holdings
   1.  Clear Channel Communications
   2.  Bed Bath & Beyond
   3.  Kohl's
   4.  Cendant
   5.  Amgen
   6.  Freddie Mac
   7.  Lowe's Companies
   8.  Krispy Kreme Doughnuts
   9.  Brinker International
   10. Darden Restaurants

Industry composition (based on total net assets)

Banking & Finance 14.82%
Consumer Non-Durable/Retail 14.38%
Healthcare & Pharmaceuticals 10.77%
Insurance 9.05%
Technology/Hardware 8.74%
Business Services 6.79%
Consumer Services/Restaurants 5.71%
Technology/Communications 3.92%
Business Services/Media & Publishing 3.74%
Consumer Durable/Cyclical 2.71%
Consumer Services/Entertainment & Leisure 2.51%
Technology/Software 2.44%
Consumer Services/Other 1.96%
Energy 1.89%
Transportation 0.94%
Net Cash & Other Assets 9.63%

                                 2002 Annual Report o Delaware Pooled Trust   13

Large-Cap Growth Equity:
Communications-Related Holdings Detract from Returns

The past fiscal year was marked by volatility as markets started off the year with a strong rebound from the post-September 11th lows, but revisited these lows during the latter part of the year. Among the factors that drove stocks down during the year were a loss of confidence in companies' financial statements, concerns over the impact of global events, and fears that a tepid economic rebound would eventually result in a "double-dip" recession. Growth stocks substantially underperformed relative to value stocks, with the Russell 1000 Growth Index declining almost 20% compared to the Russell 1000 Value Index's 10% decline.

Our Large-Cap Growth Equity Portfolio was down as well for the fiscal year ended October 31, 2002, returning (22.33)%. The Portfolio lagged its benchmark, the Russell 1000 Growth Index, which returned (19.62)% for the same period.

Much of the market's overall decline over the period was the result of the continued reduction in corporate capital spending, which led many technology-related companies to continuously revise downward their future revenue and earnings estimates. Particularly hard hit were companies in communications-related industries. Xilinx and Texas Instruments were two communications-related companies in the Portfolio that suffered substantial losses during the period. Companies that experienced earnings and/or sales shortfalls during the year were also severely punished. Best Buy and Capital One each lowered guidance during the year, and we sold off these positions in response to the news.

Consumer and financial stocks were generally the best performers during the year. Anheuser-Busch was one of the biggest contributors to performance, as it was up in response to steadily improving sales and earnings.

Average Annual Total Returns*
Periods ended October 31, 2002
---------------------------------------------------------------------------
One Year             Since Inception
(22.33)%             (31.76)%
---------------------------------------------------------------------------

Growth of $10,000*

[The following table was depicted as a line chart in the printed material.]

            Large-Cap Growth Equity Portfolio      Russell 1000 Growth Index
            ---------------------------------      -------------------------
 31-Oct-00             $10,000                              $10,000
 31-Jan-01               9,078                                8,800
 30-Apr-01               7,828                                7,400
 31-Jul-01               6,991                                6,900
 31-Oct-01               5,989                                6,000
 31-Jan-02               6,499                                6,500
 30-Apr-02               6,238                                5,900
 31-Jul-02               4,818                                4,900
 31-Oct-02               4,652                                4,800

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The Russell 1000 Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The Large-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

14   Delaware Pooled Trust o 2002 Annual Report

Insurers also showed strong gains as they benefited from strong pricing trends. ACE Limited was a top performing insurance company, and we closed out our position during the year in order to capture the gains on the stock.

Looking forward, while we are dismayed by the market's continued weakness, we are hopeful that we are near a bottom and that the market's current level reflects investors' most pessimistic viewpoint. As more and more companies have warned about their future growth prospects, expectations have been universally lowered, therefore increasing the possibility of future positive earnings surprises. Throughout the current bear market, we have maintained our focus on finding and holding those companies that have dominant positions in their respective industries. It is still our belief that these companies will be able to survive a macro-economic shortfall and ultimately thrive when conditions improve.

Portfolio Managers

Francis J. Houghton, Jr.

Prior to joining Delaware's affiliate, Lynch & Mayer in 1990 (merged into Delaware Investment Advisers in 2000), Mr. Houghton was Chairman of BMI Capital Corp. (1984-1990); Portfolio Manager, Neuberger & Berman (1977-1984); Partner, Member of the Executive Committee and Director of Research, Oppenheimer & Co., Inc. (1969-1977); Vice President and Portfolio Manager, J.M. Hartwell & Co. (1967-1969). He received a BBA from Manhattan College and attended NYU Graduate School of Business Administration.

Gerald S. Frey

Mr. Frey received a bachelor's degree in Economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior Director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

Portfolio Profile
October 31, 2002

Total net assets ............................................  $0.9 million

Inception date ........................................... October 31, 2000

Asset composition (based on total net assets)
   Common stocks ................................................... 96.79%
   Cash equivalents and other net assets ...........................  3.21%

Number of holdings ..................................................... 53

Top 10 holdings
   1.  Viacom Class B
   2.  Kohl's
   3.  Analog Devices
   4.  Clear Channel Communications
   5.  Anadarko Petroleum
   6.  Amgen
   7.  McKesson
   8.  Wal-Mart Stores
   9.  Transocean Sedco Forex
   10. United Parcel Service Class B

Industry composition (based on total net assets)

Healthcare & Pharmaceuticals 18.98%
Cable, Media & Publishing 12.30%
Retail 10.89%
Electronics & Electrical Equipment 10.31%
Energy 7.67%
Insurance 7.05%
Banking & Finance 6.34%
Computers & Technology 4.87%
Consumer Products 4.85%
Leisure, Lodging & Entertainment 3.80%
Transportation & Shipping 2.58%
Business Services 2.47%
Food, Beverage & Tobacco 2.27%
Industrial Machinery 1.13%
Telecommunications 0.49%
Buildings & Materials 0.44%
Textiles, Apparel & Furniture 0.35%
Net Cash & Other Assets 3.21%
                                 2002 Annual Report o Delaware Pooled Trust   15

Mid-Cap Growth Equity:
Finding Value in Financial Services & Homebuilding Stocks

The past fiscal year was marked by volatility as markets started off the year with a strong rebound from the post-September 11th lows, but revisited these lows during the latter part of the year. Among the factors that drove stocks down during the year were the loss of confidence in companies' financial statements, concerns over the impact of global events, and fears that a tepid economic rebound would eventually result in a "double-dip" recession. Growth stocks substantially underperformed relative to value stocks, with the Russell Midcap Growth Index declining more than 17% compared to the Russell Midcap Value Index's 3% slide.

Amid this difficult investing environment, the Mid-Cap Growth Equity Portfolio was down 11.23% for the fiscal year ended October 31, 2002. The Portfolio, however, managed to outperform its benchmark, the Russell Midcap Growth Index, by more than 600 basis points. The index returned (17.61)% for the same period.

In our opinion, much of the market's overall decline was the result of the continued reduction in corporate capital spending, which led many technology-related companies to continuously revise downward their future revenue and earnings estimates. Among the companies in the Portfolio that were impacted by the technology spending slowdown were Xilinx and Sonus Networks. We closed our position in Sonus Networks during the year as we questioned its long-term viability. We added to our holdings in Xilinx, however, since we believed that it is still a solid company and would be one of the prime beneficiaries of a rebound in technology-related spending.

The Portfolio's exposure to cable-related stocks also hampered performance as that sector was negatively impacted by questions over the quality of its financial statements and reduced forecasts of subscriber growth. As a result, we sold off all of our holdings in Adelphia and Charter Communications during the year.

Consumer and financial stocks were generally the best performers during the year, and the Portfolio's relative outperformance was aided by our relative overweighting in these sectors. Homebuilding stocks benefited from lower

Average Annual Total Returns*
Periods ending October 31, 2002
---------------------------------------------------------------------------
One Year     Five Years    Ten Years
(11.23)%     3.76%         9.09%
---------------------------------------------------------------------------

Growth of $10,000*

[The following table was depicted as a line chart in the printed material.]

             Mid-Cap Growth Equity Portfolio    Russell Midcap Growth Index
             -------------------------------    ---------------------------
31-Oct-92               $10,000                           $10,000
31-Oct-93                12,410                            11,900
31-Oct-94                12,452                            12,200
31-Oct-95                14,893                            15,100
31-Oct-96                17,751                            17,800
31-Oct-97                19,853                            22,200
31-Oct-98                20,144                            22,700
31-Oct-99                29,958                            31,300
31-Oct-00                46,093                            43,400
31-Oct-01                26,891                            24,800
31-Oct-02                23,871                            20,500

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The Russell Midcap Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The Mid-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

16   Delaware Pooled Trust o 2002 Annual Report
interest rates, and we added Lennar to the Portfolio during the year, which provided a return in excess of 50%. Kohl's and Bed Bath & Beyond were two retailers that performed well, as each reported strong earnings and sales growth throughout the year. Insurers also showed strong gains as they benefited from strong pricing trends. ACE Limited was one of the insurance companies that contributed positively to performance, and we closed out our position during the year in order to capture the gains on the stock.

Looking forward, while we are dismayed by the market's weakness during the past year, we are hopeful that we are near a bottom and that the market's current level reflects investors' most pessimistic viewpoint. As more and more companies have warned about their future growth prospects, expectations have been universally lowered, therefore increasing the possibility of future positive earnings surprises. Throughout the current bear market, we have maintained our focus on finding and holding those companies that have dominant positions in their respective industries. It is still our belief that these companies will be able to survive a macro economic shortfall and ultimately thrive when conditions improve.

Portfolio Managers

Gerald S. Frey

Mr. Frey received a bachelor's degree in Economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior Director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

John A. Heffern

Mr. Heffern earned bachelors and MBA degrees at the University of North Carolina at Chapel Hill. He joined Delaware in 1997. He previously was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Financial Services unit. Before that, he was a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

Portfolio Profile
October 31, 2002

Total net assets ............................................. $2.3 million

Inception date .......................................... February 27, 1992

Asset composition (based on total net assets)
   Common stocks ...................................................  84.09%
   Cash equivalents and other net assets ...........................  15.91%

Number of holdings ..................................................... 55

Top 10 holdings
   1.  Kohl's
   2.  Bed Bath & Beyond
   3.  Dollar Tree Stores
   4.  PartnerRe
   5.  Cooper Cameron
   6.  TCF Financial
   7.  Cintas
   8.  Brinker International
   9.  MedImmune
   10. Darden Restaurants

Industry composition (based on total net assets)

Banking & Finance 13.26%
Retail 12.79%
Healthcare & Pharmaceuticals 10.14%
Telecommunications 8.97%
Leisure, Lodging & Entertainment 8.17%
Insurance 6.30%
Energy 5.20%
Business Services 4.14%
Textiles, Apparel & Furniture 3.97%
Computers & Technology 3.49%
Buildings & Materials 2.90%
Transportation 1.92%
Chemicals 1.18%
Consumer Products 1.02%
Basic Industry/Capital Goods 0.64%
Net Cash & Other Assets 15.91%

                                 2002 Annual Report o Delaware Pooled Trust   17

Small-Cap Growth Equity:
Consumer & Financial Stocks Aid Performance

A loss of confidence in companies' financial statements, concerns over the impact of global events, and fears that a tepid economic rebound would eventually result in a "double-dip" recession helped drive stocks down during the past fiscal year. The year started off on a positive note with markets continuing to rally from post-September 11th lows, but most indices ultimately revisited these lows during the year. Growth stocks substantially underperformed relative to value stocks with the Russell 2000 Growth Index declining more than 21% compared to the Russell 2000 Value Index's 3% slide.

The Small-Cap Growth Equity Portfolio was down as well for the year, posting a return of (9.88)%. The Portfolio, however, managed to surpass the return of its benchmark, the Russell 2000 Growth Index, by more than 1100 basis points. The index returned (21.57)% for the same period.

Much of the market's overall decline was the result of the continued reduction in corporate capital spending, which led many technology-related companies to continuously revise downward their future revenue and earnings estimates. Vitesse Semiconductor was our worst performing stock during the year as its earnings and revenue suffered from the decline in communications-related spending. We have since sold our position in the company. Companies that reported disappointing earnings were generally severely punished during the year. Duane Reade is one example as it was down almost 40% in one day after it lowered its earnings estimates. We subsequently exited from the stock because of our reduced expectations.

Consumer and financial stocks were generally the best performers during the year, and the Portfolio's relative outperformance was helped by our relative overweighting

Average Annual Total Returns*
Periods ended October 31, 2002
---------------------------------------------------------------------------
One Year      Three Years      Since Inception
(9.88)%       (7.60)%          6.95%
---------------------------------------------------------------------------

Growth of $10,000*

[The following table was depicted as a line chart in the printed material.]

          Small-Cap Growth Equity Portfolio       Russell 2000 Growth Index
          ---------------------------------       -------------------------
31-Aug-98             $10,000                              $10,000
31-Oct-98              11,059                               10,500
30-Apr-99              13,715                               13,200
31-Oct-99              16,734                               13,600
30-Apr-00              23,990                               17,400
31-Oct-00              24,694                               15,800
30-Apr-01              17,031                               13,100
31-Oct-01              14,647                               10,800
30-Apr-02              16,393                               11,900
31-Oct-02              13,200                                8,500

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The Russell 2000 Growth Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The Small-Cap Growth Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

18   Delaware Pooled Trust o 2002 Annual Report
in these sectors. Coach was the best-performing stock during the year, with a return greater than 100% after it continued to post higher earnings and revenue figures. Home building stocks also did well in response to strong demand that was spurred by lower interest rates. KB HOME, for instance, was up over 60% during the year.

Looking forward, while we are dismayed by the market's weakness during the past year, we are hopeful that we are near a bottom and that the market's current level reflects investors' most pessimistic viewpoint. As more and more companies have warned about their future growth prospects, expectations have been universally lowered, therefore increasing the possibility of future positive earnings surprises. Throughout the current bear market, we have maintained our focus on finding and holding those companies that have dominant positions in their respective industries. It is still our belief that these companies will be able to survive a macro-economic shortfall and ultimately thrive when conditions improve.

Portfolio Managers

Gerald S. Frey

Mr. Frey received a bachelor's degree in Economics from Bloomsburg University. Before joining Delaware in 1996, he served as a Senior Director at Morgan Grenfell Capital Management, where he managed technology related stocks. Previously, he was a Vice President at Chase Investors Management Corporation.

Marshall T. Bassett

Mr. Bassett joined Delaware in 1997. In his most recent position, he served as a Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies. Before that, he was a Trust Officer at Sovran Bank and Trust Company. He holds bachelor's and MBA degrees from Duke University.

Portfolio Profile
October 31, 2002

Total net assets ............................................ $43.1 million

Inception date ......................................... September 15, 1998

Asset composition (based on total net assets)
   Common stocks ................................................... 93.57%
   Cash equivalents and other net assets ...........................  6.43%

Number of holdings ..................................................... 79

Top 10 holdings
   1.  Dollar Tree Stores
   2.  Krispy Kreme Doughnuts
   3.  Sonic
   4.  Neurocrine Biosciences
   5.  PartnerRe
   6.  Cheesecake Factory
   7.  Coach
   8.  Gentex
   9.  City National
   10. Westwood One

Industry composition (based on total net assets)

    Consumer Services/Entertainment & Leisure 13.22%
    Consumer Non-Durable/Retail 11.83%
    Healthcare & Pharmaceuticals 10.63%
    Financial/Insurance 9.33%
    Banking & Finance 9.12%
    Consumer Services/Restaurants 6.90%
    Consumer Durable/Cyclical 6.10%
    Consumer Non-Durable/Other 4.85%
    Technology/Software 3.90%
    Technology/Communications 3.88%
    Business Services 3.21%
    Basic Industry/Capital Goods 2.99%
    Consumer Services/Other 2.10%
    Energy 1.66%
    Healthcare/Services 1.43%
    Technology/Hardware 1.36%
    Transportation 0.94%
    Financial/Other 0.12%
    Net Cash & Other Assets 6.43%

                                 2002 Annual Report o Delaware Pooled Trust   19

Real Estate Investment Trust II:
A Safe Haven That Continued To Outperform Other Equity Assets

Real estate investment trusts remained a reliable safe-haven investment throughout the fiscal year, offering attractive dividend yields while outperforming other equity indices. The Real Estate Investment Trust Portfolio II posted a positive return of 7.16% for the fiscal year ended October 31, 2002 -- surpassing its benchmark, the NAREIT Equity REIT Index, by exactly 80 basis points. The index returned 6.36% for the same period.

The Portfolio's performance was bolstered by its overweighted positions in industrial and retail real estate. The industrial real estate sector has remained particularly stable, and retail properties have obviously been star performers, with consumer spending remaining strong despite the sluggish economy. Outlet centers did particularly well during the year, and we continue to overweight them. Both regional and smaller community malls also performed well.

Another overweighted area--lodging--performed strongly during the year, albeit with significant volatility. Hotel properties were priced at bargain levels in the aftermath of September 11, 2001, and we believe they will continue to recover as the economy recovers.

The Portfolio's relative performance was also enhanced by our significant underweighting in the multi-family residential sector, which has been hurt by rising unemployment. Apartments are one sector where there has been overbuilding, and we remain wary of them.

An important factor that diminished our performance during the year was our overweighted position in the office sector, which has suffered from weakness in the broader economy. Yet, we believe, office real estate continues to offer compelling fundamental value. In most previous real estate downturns, the office sector has been plagued by excessive overbuilding. This time, the industry has shown

Average Annual Total Returns*
Periods ended October 31, 2002
---------------------------------------------------------------------------
One Year      Three Years      Since Inception
7.16%         14.40%            5.17%
---------------------------------------------------------------------------

Growth of $10,000*

[The following table was depicted as a line chart in the printed material.]

          Real Estate Investment Trust Portfolio II    NAREIT Equity REIT Index
          -----------------------------------------    ------------------------
 4-Nov-97                 $10,000                               $10,000
30-Apr-98                  10,068                                10,100
31-Oct-98                   8,773                                 8,700
30-Apr-99                   9,424                                 9,000
31-Oct-99                   8,590                                 8,100
30-Apr-00                   9,744                                 9,000
31-Oct-00                  10,805                                 9,600
30-Apr-01                  11,787                                10,700
31-Oct-01                  12,001                                11,000
30-Apr-02                  14,338                                12,900
31-Oct-02                  12,860                                11,700


*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The NAREIT Equity REIT Index is an unmanaged composite and a theoretical measure of the performance of real estate investment trust stocks in aggregate rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The Real Estate Investment Trust Portfolio II during the period shown. Performance would have been lower if the expense limitation was not in effect.

 Funds such as The Real Estate Investment Trust Portfolio II that concentrate investments on one industry may involve greater risks than more diversified funds, including a greater potential for volatility.

20   Delaware Pooled Trust o 2002 Annual Report
considerable discipline, leaving itself poised to turn around quickly once demand recovers.

The real estate industry's disciplined approach to building during this cycle--apart from the apartment sector--has added to the allure of REITs as a defensive investment. Equally important has been the admirable discipline of the REITs themselves with respect to their capital. Most have maintained strong balance sheets and cash flows, positioning themselves to weather the kind of prolonged economic downturn we have experienced.

Like the industry itself, the Portfolio has taken a more defensive approach in recent years, intensifying our focus on REITs that have the strongest balance sheets, the best dividend coverage and the most cash flow generation. An example is our largest holding, Equity Office Properties Trust, which focuses on premier office properties, superior property management and tight financial discipline.

In general, we believe REITs to be fairly priced at present, which suggests that future returns will be driven by dividends, not capital appreciation. In our view, well-chosen REITs will remain a safe-haven investment with limited downside risk in the coming year.

Portfolio Managers

Damon J. Andres

Mr. Andres earned a BS in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware in 1994, Mr. Andres performed investment-consulting services as a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia. Mr. Andres is a CFA Charterholder.

Thomas J. Trotman

Mr. Trotman earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Before joining Delaware in 1995, he was Vice President and Director of Credit Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. Mr. Trotman is a CFA Charterholder.

Portfolio Profile
October 31, 2002

Total net assets ............................................ $24.1 million

Inception date ........................................... November 4, 1997

Asset composition (based on total net assets)
   Common stocks ................................................... 87.46%
   Cash equivalents and other net assets ........................... 12.54%

Number of holdings ..................................................... 33

Top 10 holdings
   1.  Equity Office Properties Trust
   2.  ProLogis Trust
   3.  General Growth Properties
   4.  AMB Property
   5.  Simon Property Group
   6.  Reckson Associates Realty
   7.  Chelsea Property Group
   8.  Apartment Investment & Management Class A
   9.  Prentiss Properties Trust
   10. Camden Property Trust

Industry composition (based on total net assets)

Office REITs 18.36%
Retail Strip Center REITs 12.40%
Multifamily REITs 11.02%
Mall REITs 10.42%
Industrial REITs 9.30%
Office/Industrial REITs 8.31%
Hotel REITs 5.10%
Diversified REITs 4.65%
Manufactured Housing REITs 3.39%
Real Estate Operating Companies 3.12%
Healthcare REITs 1.39%
Net Cash & Other Assets 12.54%

                                 2002 Annual Report o Delaware Pooled Trust   21

Intermediate Fixed Income:
Corporates Lag Other Spread Sectors and Treasuries

Fixed income was one of the best performing asset classes for the 12 months ended October 31, 2002. The Intermediate Fixed Income Portfolio produced a positive return of 3.54% for the period, though it lagged the 5.91% return of its benchmark, The Lehman Brothers Intermediate Government/Credit Index. The positive returns were welcome during a time when many equity investments were declining in value. The S&P 500 Index returned (15.10)%, and most international and small-cap indices posted negative results as well.

Nevertheless, it was a frustrating year for the Portfolio and its managers. Our style focuses on identifying long-term value in the spread sectors of the bond market. This past year, the market shunned riskier products, such as lower-rated corporate bonds, while it favored only the least risky securities, specifically Treasuries. Our weightings to corporate bonds, particularly to lower-rated investment-grade corporate bonds like BBB securities, hindered our performance for the majority of this year. Although we had higher-quality securities in the Portfolio, to have excellent returns this year, the only securities to invest in were Treasury bonds. The Portfolio's 18% weighting in Treasuries helped overall performance.

While this past year was disappointing relative to the index, we believe that in the months, quarters and years to come, our style will win out, and we look to the lower-quality portion of the investment-grade corporate bond market to help returns going forward.

In the fourth quarter of 2001, the Federal Reserve provided a great deal of liquidity to the market in response to the September 11 attacks. A series of rate cuts drove the Federal funds rate target down to a 1.75% yield. In addition, there was strong fiscal stimulus in the form of government spending and tax rebates. With that backdrop of liquidity in monetary and fiscal policy, the market appeared to believe the economy should be clearly on the road to a solid recovery.

Beginning in the first quarter of 2002, the Federal Reserve moved from an easing to a neutral bias. In response, the Treasury market traded off and yields increased. In this environment, non-Treasury products such as mortgage-backed securities did especially well.

However, the stock market stumbled out of the gate in the beginning of 2002 and spiraled downwards to levels that exceeded the September 11 lows. The poor performance

Average Annual Total Returns*
Periods ending October 31, 2002
---------------------------------------------------------------------------
One Year      Three Years      Five Years      Since Inception
3.54%         7.90%            6.37%           6.48%
---------------------------------------------------------------------------

Growth of $10,000*

[The following table was depicted as a line chart in the printed material.]

           Intermediate Fixed Income Portfolio      Lehman Brothers Intermediate Government/Credit Index
           -----------------------------------      ----------------------------------------------------
12-Mar-96                $10,000                                             $10,000
31-Oct-96                 10,407                                              10,400
31-Oct-97                 11,145                                              11,100
31-Oct-98                 11,916                                              12,200
31-Oct-99                 12,064                                              12,300
31-Oct-00                 12,909                                              13,100
31-Oct-01                 14,637                                              14,900
31-Oct-02                 15,176                                              15,800

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The Lehman Brothers Intermediate Government/Credit Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The Intermediate Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

22   Delaware Pooled Trust o 2002 Annual Report
of equities signaled that the growth anticipated in this recovery was not going to be as sharp as the market had discounted.

In addition, corporate governance issues affected both stocks and corporate bonds alike. The bond market severely punished the credit spreads between corporate bonds and Treasuries, causing risk premiums, or spreads, to widen dramatically. That in turn forced the corporate sector to underperform the higher-quality portions of the investment grade bond universe--mortgages, agencies and Treasuries.

While corporate governance issues are no longer making front-page news every week as they seemed to earlier in the year, they are still very much on the minds of investors. In our view, this translates to a bond market that is perhaps excessively risk-averse. Going forward, we expect that this phenomenon should reverse itself and allow the value that is present in the corporate and mortgage markets to be recognized in the form of extra returns over the benchmark in quarters to come. As such, we intend to remain steadfast in our long-term value style--in the belief that our fundamental research skills will enable us to find profitable opportunities in sectors of the market that are currently out of favor.

Portfolio Managers

Stephen R. Cianci

Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment-grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA Charterholder.

Paul Grillo

Mr. Grillo holds a bachelor's degree in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware in 1993, he served as Mortgage Strategist and Trader at Dreyfus Corporation. He also served as Mortgage Strategist, Portfolio Manager, and Financial Analyst at Chemical Bank. Mr. Grillo is a CFA Charterholder.

Portfolio Profile
October 31, 2002

Total net assets ............................................. $6.2 million

Inception date ............................................. March 12, 1996

Number of holdings .................................................... 125

Top 10 holdings
   1.  U.S. Treasury Note 4.375% 8/15/12
   2.  Fannie Mae 6.50% 11/15/30
   3.  Fannie Mae 5.50% 2/15/06
   4.  U.S. Treasury Note 3.375% 4/30/04
   5.  SLMA Student Loan
         Trust Series 97-4 A2 2.403% 10/25/10
   6.  DVI Receivables Series 01-1 A4 5.808% 4/11/09
   7.  U.S. Treasury Inflation Index Note 3.625% 1/15/08
   8.  Chase Commercial Mortgage Securities
         Series 96-2 C 6.90% 11/19/28
   9.  Fannie Mae 6.00% 11/1/29
   10. Commercial Mortgage Series
         00-C1 A1 7.206% 9/15/08

Asset composition (based on total net assets)

Corporate Bonds 34.91%
U.S. Treasury Obligations 18.49%
Asset-Backed Securities 11.28%
Agency Mortgage-Backed Securities 10.79%
Agency Obligations 8.83%
Agency Collateralized Mortgage Obligations 6.77%
Commercial Mortgage-Backed Securities 5.45%
Preferred Stock 1.06%
Net Cash & Other Assets 2.42%
                                 2002 Annual Report o Delaware Pooled Trust   23

Core Fixed Income:
Market Punishes Non-Treasury Sectors

Fixed income was one of the best performing asset classes for the 12 months ended October 31, 2002. The Core Fixed Income Portfolio (formerly The Aggregate Fixed Income Portfolio) produced a positive return of 3.27% for the period, though it lagged the 5.89% return of its benchmark, The Lehman Brothers Aggregate Bond Index. The positive returns were welcome during a time when equity investments were declining in value, with the S&P 500 Index returning (15.10)%, and most international and small-cap indices posting negative results as well.

Nevertheless, it was a frustrating year for the Portfolio and its managers. Our style focuses on identifying long-term value in the spread sectors of the bond market. This past year, the market shunned riskier products, such as lower-rated corporate bonds, while it favored only the least risky securities, specifically Treasuries. Our weightings to corporate bonds, particularly to lower-rated investment-grade corporate bonds like BBB securities, hindered our performance for the majority of this year. Although we had higher-quality securities in the Portfolio, to have excellent returns this year, the only securities to invest in were Treasury bonds.

While this past year was disappointing relative to the index, we believe that in the months, quarters and years to come, our style will win out, and we look to the lower-quality portion of the investment-grade corporate bond market to help returns going forward.

In the fourth quarter of 2001, the Federal Reserve provided a great deal of liquidity to the market in response to the September 11 attacks. A series of rate cuts drove the Federal funds rate target down to a 1.75% yield. In addition, there was strong fiscal stimulus in the form of government spending and tax rebates. With that backdrop of liquidity in monetary and fiscal policy, the market appeared to believe the economy should be clearly on the road to a solid recovery.

Beginning in the first quarter of 2002, the Federal Reserve moved from an easing to a neutral bias. In response, the Treasury market traded off and yields increased. In this environment, non-Treasury products such as mortgage-backed securities (MBS) did especially well. More than a third of the Portfolio was comprised of MBS as of the fiscal year-end.

Average Annual Total Returns*
Periods ending October 31, 2002
---------------------------------------------------------------------------
One Year      Three Years      Since Inception
3.27%         7.01%            5.64%
---------------------------------------------------------------------------

Growth of $10,000*

[The following table was depicted as a line chart in the printed material.]

           Core Fixed Income Portfolio    Lehman Brothers Aggregate Bond Index
           ---------------------------    ------------------------------------
 26-Dec-97           $10,000                            $10,000
 30-Apr-98            10,212                             10,200
 31-Oct-98            10,741                             10,800
 30-Apr-99            10,737                             10,800
 31-Oct-99            10,641                             10,800
 30-Apr-00            10,746                             11,000
 31-Oct-00            11,267                             11,600
 30-Apr-01            12,044                             12,300
 31-Oct-01            12,626                             13,300
 30-Apr-02            12,538                             13,300
 31-Oct-02            13,039                             14,100

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The Lehman Brothers Aggregate Bond Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The Core Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

24   Delaware Pooled Trust o 2002 Annual Report

However, the stock market stumbled out of the gate in the beginning of 2002 and spiraled downward to levels that exceeded the September 11 lows. The poor performance of equities signaled that the growth anticipated in this recovery was not going to be as sharp as the market had discounted.

In addition, corporate governance issues affected both stocks and corporate bonds alike. The bond market severely punished the credit spreads between corporate bonds and Treasuries, causing risk premiums, or spreads, to widen dramatically. That in turn forced the corporate sector to underperform the higher-quality portions of the investment-grade bond universe--mortgages, agencies and Treasuries.

While corporate governance issues are no longer making front-page news every week as they seemed to earlier in the year, they are still very much on the minds of investors. In our view, this translates to a bond market that is perhaps excessively risk-averse. Going forward, we expect that this phenomenon should reverse itself and allow the value that is present in the corporate and mortgage markets to be recognized in the form of extra returns over the benchmark in quarters to come. As such, we intend to remain steadfast in our long-term value style--in the belief that our fundamental research skills will enable us to find profitable opportunities in sectors of the market that are currently out of favor.

Portfolio Managers

Stephen R. Cianci

Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA Charterholder.

Paul Grillo

Mr. Grillo holds a bachelor's degree in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware in 1993, he served as Mortgage Strategist and Trader at Dreyfus Corporation. He also served as Mortgage Strategist, Portfolio Manager, and Financial Analyst at Chemical Bank. Mr. Grillo is a CFA Charterholder.

Portfolio Profile
October 31, 2002

Total net assets ............................................. $2.6 million

Inception date .......................................... December 29, 1997

Number of holdings .................................................... 122

Top 10 holdings
   1.  Fannie Mae 6.50% 11/15/30
   2.  Fannie Mae 6.00% 11/1/29
   3.  U.S. Treasury Note 4.375% 8/15/12
   4.  U.S. Treasury Bond 5.375% 2/15/31
   5.  Commercial Mortgage Series
         00-C1 A1 7.206% 9/15/08
   6.  Fannie Mae 7.50% 6/1/31
   7.  GNMA 6.50% 12/15/23
   8.  PSE&G Transition Funding Series
         01-1 A3 5.98% 6/15/08
   9.  DVI Receivables Series 01-1 A4 5.808% 4/11/09
   10. Peoplefirst.com Auto Receivables Owner
         Trust Series 00-2 A4 6.43% 9/15/07

Asset composition (based on total net assets)

Agency Mortgage-Backed Securities 34.98%
Corporate Bonds 31.00%
U.S. Treasury Obligations 9.69%
Commercial Mortgage-Backed Securities 7.21%
Asset-Backed Securities 6.50%
Agency Collateralized Mortgage Obligations 2.86%
Agency Obligations 1.85%
Preferred Stock 0.50%
Net Cash & Other Assets 5.41%
                                 2002 Annual Report o Delaware Pooled Trust   25

High-Yield Bond:
Credit Selection Yields Outperformance

Fiscal 2002 has been an extremely volatile year for the high-yield bond market. The fixed-income rally that began in the fourth quarter of last year propelled our benchmark (the Salomon Smith Barney High-Yield Cash Pay Index) to 7.18% in gains for the first half of the fiscal year. This was largely due to the influx of investment dollars, along with economic data that pointed to recovery. But in June alone, with the bloodbath resulting from the WorldCom implosion, those gains were wiped out, with some high-yield indices posting losses of approximately 7%.

During 2002, in fact, outperformance in the high-yield universe has been largely attributable to the avoidance of credit blowups. There has been a wide disparity in returns among high-yield bond managers, as well among the indices. We believe that credit selection has been critical to outperformance. For the 12-month period ended October 31, 2002, the Portfolio posted a return of (2.23)%, surpassing the (5.85)% return of its benchmark by more than 360 basis points.

The past year has seen a dramatic rise in the percentage of fallen angels--investment-grade bonds crossing over into the high-yield universe. WorldCom was a fallen angel that hit our market and then defaulted--all within the space of about 90 days. Our discipline helped us recognize the warning signs and sell this position for a relatively small loss. We also were quick to recognize the negative impact that WorldCom would have on the entire telecommunications sector and sold our position in the company. We believe this position has been a large contributor to outperformance in the Portfolio.

Unfortunately for high-yield bonds, the default story has been all too common in recent months. Much of this comes from working within the lowest class of debt; accounting irregularities hit this type of company more often. To further complicate matters, these companies are often set up for high growth rates and have had to deal with the prolonged troughs and downturns in the economy.

Right now, a major challenge in our market concerns supply, and here again, it's all about being credit selective. Interest-rate spreads are still at historical wides for high-yield bonds. It's a difficult market to gauge. The 13% to 14% average yields are misleading, in that the bulk of the

Average Annual Total Returns*
Periods ended October 31, 2002
---------------------------------------------------------------------------
One Year      Three Years      Five Years      Since Inception
(2.23)%       (1.04)%          (0.78)%         2.15%
---------------------------------------------------------------------------

Growth of $10,000*

[The following table was depicted as a line chart in the printed material.]

             High-Yield Bond Portfolio        Salomon Smith Barney High-Yield Cash Pay Index
             -------------------------        ----------------------------------------------
 02-Dec-96             $10,000                                  $10,000
 30-Apr-97              10,529                                   10,300
 31-Oct-97              11,792                                   11,200
 30-Apr-98              12,763                                   11,900
 31-Oct-98              11,828                                   11,400
 30-Apr-99              12,475                                   12,200
 31-Oct-99              11,703                                   11,700
 30-Apr-00              12,382                                   11,700
 31-Oct-00              12,174                                   11,600
 30-Apr-01              11,683                                   12,100
 31-Oct-01              11,600                                   11,900
 30-Apr-02              12,314                                   12,800
 31-Oct-02              11,341                                   11,200

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The Salomon Smith Barney High-Yield Cash Pay Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The High-Yield Bond Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

26   Delaware Pooled Trust o 2002 Annual Report
yields fall at the peripheries in a barbell-like configuration. Many of the bonds in our asset class are yielding between 8% and 10%; many are in the 15% and higher range. As opposed to two years ago, very few are moving precisely with the high-yield market.

We believe the outlook is good for the recovery of both high-yield and lower yielding investment-grade bonds. Our market remains tied to equities to some extent and is regaining stability. We are currently overweighted in chemicals, and believe in the strong relative value of that sector. A second overweighting, as a percentage of holdings, is in utilities. We're maintaining our underweighted position in the energy sector, with its relatively tight yields and tight spreads, and in telecommunications. In terms of the latter sector, it has been difficult to find investments that stand up to scrutiny.

Looking ahead, credit research will continue to drive our process for the High-Yield Bond Portfolio. This is critical in the current environment. The high-yield bond market, with its low double-digit absolute yields, currently looks relatively cheap in comparison to other asset classes. The flurry of accounting scandals has drawn attention to the need to restore both good governance practices and investor confidence. We think a repaired credit market is a necessary precursor to repaired equity markets. Two years ago, equities were demanding growth at all costs. Equity investors are now taking the balance sheet into consideration, which is a strong positive for the fixed-income universe, and for our investment process.

Portfolio Managers

Tim Rabe

Mr. Rabe received a bachelor of science degree in Finance from University of Illinois. Prior to joining Delaware in 2000, Mr. Rabe was a High Yield Portfolio Manager for Conseco Capital Management. He also worked as a Tax Analyst for The Northern Trust Company. Mr. Rabe is a CFA Charterholder.

Jude T. Driscoll

Mr. Driscoll received a bachelor's degree from the University of Pennsylvania. Prior to joining Delaware in 2000 he served as Senior Vice President for Conseco Capital Management's fixed income group. Mr. Driscoll previously was a managing director of NationsBanc Montgomery Securities from 1996 to 1998 and was head of utility trading for Goldman Sachs & Co. from 1991 to 1996. His first tenure at Conseco began in 1989, when he served as an assistant portfolio manager.

Portfolio Profile
October 31, 2002

Total net assets ............................................. $3.7 million

Inception date ........................................... December 2, 1996

Number of holdings .................................................... 170

Top 10 holdings
   1.  Levi Strauss 6.80% 11/1/03
   2.  Solutia unit 144A 11.25% 7/15/09
   3.  CKE Restaurants 9.125% 5/1/09
   4.  Office Depot 10.00% 7/15/08
   5.  Fort James 6.625% 9/15/04
   6.  Charter Communications 13.50% 1/15/11
   7.  Oregon Steel Mills 144A 10.00% 7/15/09
   8.  Huntsman Chemical 10.125% 7/1/09
   9.  Williams Gas Pipeline 144A 7.375% 11/15/06
   10. American Greetings 11.75% 7/15/08

Asset composition (based on total net assets)

Cable, Media & Publishing 9.69%
Foreign Bonds 9.10%
Telecommunications 7.16%
Food, Beverage & Tobacco 6.38%
Leisure, Lodging & Entertainment 6.25%
Utilities 6.20%
Chemicals 5.79%
Retail 5.49%
Energy 4.81%
Healthcare & Pharmaceuticals 4.20%
Packaging & Containers 3.31%
Consumer Products 2.25%
Banking, Finance & Insurance 2.07%
Automobiles and Automotive Parts 1.94%
Real Estate 1.76%
Paper & Forest Products 1.66%
Metals & Mining 1.59%
Environmental Services 1.41%
Home Builders 1.34%
Computers & Technology 1.09%
Miscellaneous Bonds 4.65%
Net Cash & Other Assets 11.86%

                                 2002 Annual Report o Delaware Pooled Trust   27

Core Plus Fixed Income:
Corporate, High-Yield and Emerging Market Debt Drag on Returns

The Core Plus Fixed Income Portfolio returned 3.53% for the four months ended October 31, 2002, trailing the benchmark Lehman Brothers Aggregate Bond Index, which returned 4.11% over the same period. Keeping in mind that the reporting period for the Portfolio was only four months instead of 12, such performance may not be representative of longer-term results.

Fixed income was one of the best performing asset classes for the four months ended October 31, 2002, as equity markets continued their slide. The positive returns were welcome during a time when equity investments were declining in value, with the S&P 500 Index falling by 10%, the MSCI EAFE Index by 15%, and the Russell 2000 by 19%.

Nevertheless, it was a frustrating four months for the Portfolio and its managers. The main driver of our underperformance was our overweighted position in the lower-quality sectors of the fixed-income market: corporates and high-yield debt. As investors' risk aversion remained high, both of these sectors came under increased pressure over the period. U.S. Treasury yields fell to 40-year lows, and government bonds were among the top-performing assets. Our performance was further hindered by our underweighting in Treasuries, while our overweighting in Commercial Mortgage-Backed Securities enhanced our total return due to its pre-payment protected structure. Our defensive interest-rate positioning also hampered our total return as rates moved dramatically lower over the last four months of the fiscal year.

Benefiting performance was the Portfolio's ability to avoid many of the "fallen angels" in the high-yield sector--former high-grade debt securities descending into the high-yield realm as their credit ratings are reduced. Additionally, being underweighted in two of the worst performing corporate high-yield sectors
- airlines and technology - contributed significantly to overall performance.

Total Return
For the period June 28, 2002 through October 31, 2002
---------------------------------------------------------------------------
Since Inception
3.53%
---------------------------------------------------------------------------

Growth of $10,000*

[The following table was depicted as a line chart in the printed material.]

         Core Plus Fixed Income Portfolio   Lehman Brothers Aggregate Bond Index
         --------------------------------   ------------------------------------
 28-Jun-02            $10,000                             $10,000
 31-Jul-02             10,106                              10,100
 31-Aug-02             10,259                              10,300
 30-Sep-02             10,412                              10,500
 31-Oct-02             10,353                              10,400

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The Lehman Brothers Aggregate Bond Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The Core Plus Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

28   Delaware Pooled Trust o 2002 Annual Report

In addition, corporate governance issues affected both stocks and corporate bonds alike. The bond market severely punished the credit spreads between corporate bonds and Treasuries, causing risk premiums, or spreads, to widen dramatically. That in turn forced the corporate sector to underperform the higher-quality portions of the investment-grade bond universe--mortgages, agencies and Treasuries.

While corporate governance issues are no longer making front-page news every week, as they seemed to earlier in the year, they are still very much on the minds of investors. In our view, this translates to a bond market that is perhaps excessively risk-averse. Going forward, we expect that this phenomenon should reverse itself and allow the value that is present in the corporate and mortgage markets to be recognized in the form of extra returns over the benchmark in quarters to come. As such, we intend to remain steadfast in our long-term value style--in the belief that our fundamental research skills will enable us to find profitable opportunities in sectors of the market that are currently out of favor.

Portfolio Managers

Stephen R. Cianci

Mr. Cianci holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA Charterholder.

Paul Grillo

Mr. Grillo holds a bachelor's degree in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware in 1993, he served as Mortgage Strategist and Trader at Dreyfus Corporation. He also served as Mortgage Strategist, Portfolio Manager, and Financial Analyst at Chemical Bank. Mr. Grillo is a CFA Charterholder.

Portfolio Profile
October 31, 2002

Total net assets ............................................  $7.7 million

Inception date .............................................  June 28, 2002

Number of holdings .................................................... 188

Top 10 holdings
   1.  Freddie Mac 1.68% 12/10/02
   2.  Freddie Mac 5.125% 10/15/08
   3.  Fannie Mae 6.00% 11/1/29
   4.  Freddie Mac 6.50% 5/1/32
   5.  Fannie Mae 6.50% 10/1/32
   6.  U.S. Treasury Note 4.375% 8/15/12
   7.  Fannie Mae 6.50% 11/15/30
   8.  Freddie Mac 1.685% 11/12/02
   9.  U.S. Treasury Bond 5.375% 2/15/31
   10. Freddie Mac 1.58% 11/26/02

Asset composition (based on total net assets)*

Agency Obligations 39.71%
Agency Mortgage-Backed Securities 36.27%
Corporate Bonds 26.33%
U.S. Treasury Obligations 13.47%
Asset-Backed Securities 3.02%
Commercial Mortgage-Backed Securities 2.31%
Agency Collateralized Mortgage Obligations 2.17%
Foreign Bonds 0.77%

* Asset composition includes liabilities net of receivables and other assets of (24.05)%.

                                 2002 Annual Report o Delaware Pooled Trust   29

Global Equity:
Weak Markets World-Wide Impede Return

The recovery staged by global equity markets early in our fiscal year was not long-lived. By late May 2002, signs that the global economy had weakened turned a spirited rally into a frenzied selling spree. As investors bowed out of foreign equities in search of places to hide, neither individual markets nor sectors offered safe havens.

Against this backdrop of widespread market weakness, the Global Equity Portfolio relied on prudent stock selection to weather the downturn. For the 12 months ended October 31, 2002, the Portfolio declined 8.21%. The Portfolio's benchmark, the MSCI World Index, fell more sharply, declining 14.85% for the same period.

European equity markets, which had strong representation in the Portfolio, were especially weak. Specifically, Germany's market suffered fallout from the re-election of Chancellor Gerhard Schroder as well as wider concerns over the lack of growth in the national economy. Because the Portfolio had an underweighted position in Germany versus the index, our losses were not as severe.

Overweighted exposure to pacific markets, along with strong stock selection in that region, proved beneficial to the Portfolio. In contrast to the rest of the world, Australia's economy remained robust over the 12-month period. Domestic growth was fairly constant, with GDP running between 3% and 3.5%. Within Australia, we benefited from holdings in Orica, the world's largest supplier of commercial explosives, and Amcor, the world's third-largest packaging company. Over the past year, Orica has restructured its business and its share price has doubled in value. During the same period, Amcor has made several value-adding acquisitions and is now well on its way to being a significant global player in the packaging business.

Other holdings that contributed positively to performance were Hong Kong Electric and Electrabel (Belgium), both utilities companies. Utilities stocks, which generally have defensive characteristics, served the Portfolio well over the fiscal year.

Average Annual Total Returns*
Periods ended October 31, 2002
---------------------------------------------------------------------------
One Year      Three Years      Five Years      Since Inception
(8.21)%       (6.38)%          (0.98)%         (1.86)%
---------------------------------------------------------------------------

Growth of $10,000*

                    Global Equity Portfolio          MSCI World Index (net)
                    -----------------------          ----------------------
15-Oct-97                   $10,000                          $10,000
30-Apr-98                    10,893                           11,900
31-Oct-98                    10,347                           11,500
30-Apr-99                    11,672                           13,800
31-Oct-99                    11,083                           14,400
30-Apr-00                    11,109                           15,500
31-Oct-00                    10,993                           14,600
30-Apr-01                    11,322                           13,000
31-Oct-01                     9,908                           10,800
30-Apr-02                    10,744                           11,200
31-Oct-02                     9,094                            9,200

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The MSCI World Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. Returns for this index are net of withholding taxes (net). You cannot invest directly in an index. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The Global Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.40% purchase reimbursement fee and a 0.30% redemption reimbursement fee: these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

30   Delaware Pooled Trust o 2002 Annual Report

We remained selective about our investments in Japan, focusing on companies that we believe offer good value in a market that, in our opinion, is largely overvalued relative to other international markets. As a result of our selective process, the Portfolio was underweighted in Japan versus the index. This had a slight negative impact on our results.

Our overweighted position in the ailing U.S. market largely detracted from our total return. Mounting uncertainty over the threat of war with Iraq, combined with the U.S. market's broader concerns, contributed to a severe decline.

Our investment stance remains that the global economy will grow, albeit slowly, over the next couple of years. We anticipate continued volatility along the way. Additionally, we believe that many international markets now offer a great deal of value. We will continue to search for stocks that offer real value in these trying times, which may include selective investments in the relatively underpriced European and Australasian markets.

Portfolio Managers

Elizabeth A. Desmond

Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware in spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA Charterholder.

Robert L. Arnold

Mr. Arnold earned a bachelor's degree in Economics from Carnegie Mellon University and an MBA in Finance and Business Strategy from the University of Chicago. Prior to joining Delaware in 1992, he was involved in strategic analysis assignments for the Office of the Chairman at Chemical Banking Corporation. Earlier in his career, Mr. Arnold was a management consultant at Arthur Young & Co. He is a Director of the Bank and Financial Analysts Association.

Emma R.E. Lewis

Ms. Lewis is a graduate of Pembroke College, Oxford University where she completed her Masters in Philosophy and Theology. She joined Delaware in 1995, assuming analytical responsibilities in the Pacific Basin team and is currently a portfolio manager of international portfolios.

Portfolio Profile
October 31, 2002

Total net assets ............................................. $2.7 million

Inception date ..........................................  October 15, 1997

Asset composition (based on total net assets)
   Common stocks ................................................... 97.93%
   Cash equivalents and other net assets ...........................  2.07%

Number of holdings ..................................................... 71

Top 10 holdings
   1.  GlaxoSmithKline
   2.  Six Continents
   3.  Royal Dutch Petroleum
   4.  Foster's Group
   5.  RWE
   6.  National Australia Bank
   7.  Reed Elsevier
   8.  GUS
   9.  Boots
   10. HBOS

Geographic composition (based on total net assets)

United States 31.13%
United Kingdom 18.02%
Australia 9.62%
Netherlands 5.21%
Japan 4.83%
France 4.75%
Spain 4.65%
Germany 4.29%
Hong Kong 4.22%
Belgium 1.75%
New Zealand 1.70%
South Africa 1.69%
Italy 1.64%
Malaysia 1.44%
Republic of Korea 1.28%
Singapore 1.08%
Finland 0.63%
Net Cash & Other Assets 2.07%

                                 2002 Annual Report o Delaware Pooled Trust   31

International Equity:
Prudent Stock Selection Helped Performance

The recovery staged by international equity markets early in our fiscal year was not long for this world. By late May 2002, signs that the global economy had weakened turned a spirited rally into a frenzied selling spree. As investors bowed out of foreign equities in search of places to hide, neither individual markets nor sectors offered safe havens.

Against this backdrop of widespread market weakness, the International Equity Portfolio relied on prudent stock selection to weather the downturn. For the 12 months ended October 31, 2002, the Portfolio declined 4.02% (Original Class). The Portfolio's benchmark, the MSCI EAFE Index, fell more sharply, declining 13.21% for the same period.

European equity markets, which had strong representation in the Portfolio, were especially weak. Specifically, Germany's market suffered fallout from the re-election of Chancellor Gerhard Schroder as well as wider concerns over the lack of growth in the national economy. Because the Portfolio had an underweighted position in Germany versus the index, our losses were not as severe.

Overweighted exposure to pacific markets, along with strong stock selection in that region, proved beneficial to the Portfolio. In contrast to the rest of the world, Australia's economy remained robust over the 12-month period. Domestic growth was fairly constant, with GDP running between 3% and 3.5%. Within Australia, we benefited from holdings in Orica, the world's largest supplier of commercial explosives, and Amcor, the world's third-largest packaging company. Over the past year, Orica has restructured its business and its share price has doubled in value. During the same period, Amcor has made several value-adding acquisitions and is now well on its way to being a significant global player in the packaging business.

Other holdings that contributed positively to performance were Hong Kong Electric and Electrabel (Belgium), both utilities companies. Utilities stocks, which generally have defensive characteristics, served the Portfolio well over the fiscal year.

We remained selective about our investments in Japan, focusing on companies that we believe offer good value in a market that, in our opinion, is largely overvalued relative to other international markets. As a result of our selective process, the Portfolio was underweighted in Japan versus the index. This had a slight negative impact on our results.

Average Annual Total Returns*
Periods ended October 31, 2002
---------------------------------------------------------------------------
                 One Year      Five Years     Ten Years     Since Inception
Original Class   (4.02)%       1.18%          7.73%         6.77%
Class R          --            --             --            (5.19)%
---------------------------------------------------------------------------

Growth of $10,000*

          International Equity Portfolio (Original Class)        MSCI EAFE Index (net)
          -----------------------------------------------        ---------------------
 31-Oct-92                  $10,000                                      $10,000
 31-Oct-93                   13,028                                       13,700
 31-Oct-94                   14,548                                       15,100
 31-Oct-95                   15,117                                       15,100
 31-Oct-96                   17,856                                       16,700
 31-Oct-97                   19,860                                       17,400
 31-Oct-98                   20,843                                       19,100
 31-Oct-99                   23,409                                       23,500
 31-Oct-00                   24,192                                       22,800
 31-Oct-01                   21,940                                       17,100
 31-Oct-02                   21,060                                       14,900

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The MSCI EAFE Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. Returns for this index are net of withholding taxes (net). You cannot invest directly in an index. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The International Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

32   Delaware Pooled Trust o 2002 Annual Report

Our investment stance remains that the global economy will grow, albeit slowly, over the next couple of years. We anticipate continued volatility along the way. Additionally, we believe that many international markets now offer a great deal of value. We will continue to search for stocks that offer real value in these trying times, which may include selective investments in the relatively underpriced European and Australasian markets.

Portfolio Managers

Fiona A. Barwick

Ms. Barwick is a graduate of University College, London. She joined Delaware in 1993 to cover the Pacific Basin markets. Prior to her position at Delaware, she spent three years at Touche, Remnant & Co. in London as an assistant portfolio manager and research analyst. Fiona is an Associate of the Institute of Investment Management & Research.

Elizabeth A. Desmond

Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware in 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA Charterholder.

Clive A. Gillmore

A graduate of the University of Warwick and the London Business School of Investment Management Program, Clive helped found Delaware International in 1990. His most recent position was as a senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr.Gillmore has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates.

Nigel G. May

Mr. May is a graduate of Sidney Sussex College, Cambridge University, where he completed his Masters in Engineering. He joined Delaware International in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for Continental Europe. He now leads the European team's research effort. Mr. May was formerly a senior portfolio manager and analyst with Hill Samuel Investment Advisers Ltd., having joined the Hill Samuel Investment Group in 1986.

Portfolio Profile
October 31, 2002

Total net assets ........................................... $411.4 million

Inception date ........................................... February 4, 1992

Asset composition (based on total net assets)
   Common stocks ................................................... 96.70%
   Cash equivalents and other net assets ...........................  3.30%

Number of holdings ..................................................... 53

Top 10 holdings
   1.  Canon
   2.  GlaxoSmithKline
   3.  Royal Dutch Petroleum
   4.  Foster's Group
   5.  GUS
   6.  HBOS
   7.  Boots
   8.  National Australia Bank
   9.  Telefonica
   10. Total Fina Elf

Geographic composition (based on total net assets)

United Kingdom 25.91%
Japan 13.63%
Australia 13.31%
Netherlands 7.56%
France  7.51%
Spain 6.82%
Germany 5.14%
Hong Kong 4.78%
New Zealand 2.13%
South Africa 2.01%
Italy 2.00%
Republic of Korea 1.56%
Belgium 1.39%
Singapore 1.26%
Finland 1.08%
Malaysia 0.61%
Net Cash & Other Assets 3.30%

                                 2002 Annual Report o Delaware Pooled Trust   33

Labor Select International Equity:
Strong Australian and New Zealand Markets Boost Performance

After a positive start to the fiscal year, the last six months has been a difficult period for global equity markets as investors have had to contend with a long list of concerns. Most notably: corporate scandals and allegations of mis-governance, dubious accounting practices, the largest-ever corporate bankruptcy (WorldCom), financial contagion in Latin America, political upheaval in the Middle East and weak economic data from the U.S. and Europe. Most global markets, including the U.S., posted double-digit declines and the MSCI EAFE Index fell 13.21% over the period. However, consistent with our current defensive investment approach, the Labor Select International Equity Portfolio declined significantly less than its benchmark index, falling 2.31%. Stock selection and asset weighting were both strong positives in the period.

Most European markets, in particular Germany, have been weak, though we were underweighted in Europe on an aggregate basis. Although the Eurozone has not had to contend with an economic cycle as bumpy as the U.S., it has suffered in its wake. In Germany, concerns over structural rigidities contributed to its weak performance. The re-election of Chancellor Schroder, with a much reduced majority, means that his coalition government is unlikely to press for meaningful reforms to the restriction-laden German economy. However, the UK has proved more resilient; continued increases in government spending on health and education should help to support consumption and should ensure that UK growth remains healthy relative to other leading countries.

In the Pacific markets, our overweighted positions in the relatively strong Australian and New Zealand markets contributed to our outperformance. Both markets have enjoyed resilient domestic economies and consequently posted positive U.S. returns. Stock selection was also strong. The Australian economy, in particular, has seen impressive productivity gains over the last few years and the outlook continues to be positive for this market. We, therefore, plan to remain overweighted in Australia. Elsewhere, new positions like Hong Kong Electric have also contributed positively to the Portfolio's returns.

Japan's problems continued as the market declined 16.6%. Furthermore, the initial cyclical export-driven upturn looks vulnerable, making the prospects of reform more difficult. The initial optimism that greeted the appointment of a pro-reform Finance Services Minister, Heizo Takenaka, lasted less than a month. Takenaka has

Average Annual Total Returns*
Periods ended October 31, 2002
---------------------------------------------------------------------------
One Year      Three Years      Five Years      Since Inception
(2.31)%       (2.86)%          1.44%            5.77%
---------------------------------------------------------------------------

Growth of $10,000*

            Labor Select International Equity Portfolio  MSCI EAFE Index (net)
            -------------------------------------------  ---------------------
19-Dec-95                    $10,000                            $10,000
31-Oct-96                     11,797                             10,300
31-Oct-97                     13,686                             10,800
31-Oct-98                     14,531                             11,900
31-Oct-99                     16,034                             14,600
31-Oct-00                     16,526                             14,200
31-Oct-01                     15,044                             10,600
31-Oct-02                     14,697                              9,200

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The MSCI EAFE Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. Returns for this index are net of withholding taxes (net). You cannot invest directly in an index. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The Labor Select International Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

34   Delaware Pooled Trust o 2002 Annual Report
had to dilute his radical proposals on bank reform as Prime Minister Koizumi has given in to the established interests. Recent market declines have made the market cheaper, but the range of outcomes remains wide, so we prefer to maintain selected equity exposure and continue to be underweighted in this market on an aggregate basis.

As with other markets, few sectors provided safe havens. Information technology and telecommunications sectors were particularly weak, falling between 23% and 28% in U.S. dollar terms. Over-capacity, weak demand, accounting concerns and high levels of indebtedness are just a few of the reasons behind this decline. We are underweighted in telecommunications stocks, and our exposure to both sectors is in companies with strong balance sheets and strong brand names. Consumer staples and the materials sector, in which we were overweighted, fared better, rising 0.4% and falling 2.7%, respectively.

Currency movements were positive in the period. During the period, the U.S. dollar depreciated against the Euro, Pound sterling and the Australasian currencies, while remaining flat against the Yen. We have long held the view that the U.S. dollar was overvalued. We still believe that, with the exception of sterling, most major currencies are undervalued relative to this currency.

We still remain concerned that structural imbalances in the United States need to be addressed. The high current account deficit and low savings rate cannot be sustained, and any adjustments could slow economic growth there. While this is a risk for all global equity markets, we believe that for investors such as ourselves, focused on the underlying value of companies and their long-term prospects, many international markets now offer good value. We continue to search for stocks that offer real return in these testing times.

Portfolio Managers

Clive A. Gillmore

A graduate of the University of Warwick and the London Business School of Investment Management Program, Clive helped found Delaware International in 1990. His most recent position was as a senior portfolio manager for Hill Samuel Investment Advisers Ltd. Mr. Gillmore has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates.

Nigel Bliss

Mr. Bliss is a graduate of the Victoria University of Manchester. He commenced his career at Cazenove & Co. Mr. Bliss joined the Investment Administration department of Delaware in July 1995 and two years later was promoted to the investment staff. He is an associate of the Institute of Investment Management & Research.

Portfolio Profile
October 31, 2002

Total net assets ............................................ $88.8 million

Inception date .........................................  December 19, 1995

Asset composition (based on total net assets)
   Common stocks ................................................... 96.22%
   Cash equivalents and other net assets ...........................  3.78%

Number of holdings ..................................................... 46

Top 10 holdings
   1.  Canon
   2.  Royal Dutch Petroleum
   3.  Societe Generale
   4.  Boots
   5.  HBOS
   6.  GUS
   7.  Total Fina Elf
   8.  Foster's Group
   9.  GlaxoSmithKline
   10. BG Group

Geographic composition (based on total net assets)

United Kingdom 29.91%
Japan 14.24%
Australia 13.47%
Netherlands  8.29%
France 7.97%
Germany 6.51%
Spain 5.30%
Hong Kong 2.78%
New Zealand 2.41%
Italy  2.17%
Belgium 1.98%
Finland 1.19%
Net Cash & Other Assets 3.78%

                                 2002 Annual Report o Delaware Pooled Trust   35

International Large-Cap Equity:
Global Market Weakness Detract Returns

The recovery staged by global equity markets early in our fiscal year was not long for this world. By late May 2002, signs that the global economy had weakened turned a spirited rally into a frenzied selling spree. As investors bowed out of foreign equities in search of places to hide, neither individual markets nor sectors offered safe havens.

Against this backdrop of widespread market weakness, the International Large-Cap Equity Portfolio relied on prudent stock selection to weather the downturn. For the 12 months ended October 31, 2002, the Portfolio declined 7.55%. The Portfolio, however, outperformed its benchmark, the MSCI EAFE Index, by more than 560 basis points. The index fell a steep 13.21% for the same period.

European equity markets, which had strong representation in the Portfolio, were especially weak. Specifically, Germany's market suffered fallout from the re-election of Chancellor Gerhard Schroder as well as wider concerns over the lack of growth in the national economy. Because the Portfolio had an underweighted position in Germany versus the index, our losses were not as severe.

Overweighted exposure to pacific markets, along with strong stock selection in that region, proved beneficial to the Portfolio. In contrast to the rest of the world, Australia's economy remained robust over the 12-month period. Domestic growth was fairly constant, with GDP running between 3% and 3.5%.

The Portfolio was negatively impacted by our holdings in Alcatel (headquartered in France) and Cable & Wireless (located in the UK).

We remained selective about our investments in Japan, focusing on companies that we believe offer good value in

Average Annual Total Returns*
Periods ended October 31, 2002
---------------------------------------------------------------------------
One Year      Since Inception
(7.55)%       (8.40)%
---------------------------------------------------------------------------

Growth of $10,000*

           International Large-Cap Equity Portfolio   MSCI EAFE Index (net)
           ----------------------------------------   ---------------------
14-Dec-99                     $10,000                        $10,000
31-Jan-00                       9,399                         10,200
30-Apr-00                       9,646                         10,300
31-Jul-00                       9,999                         10,000
31-Oct-00                       9,623                          9,400
31-Jan-01                      10,386                          9,300
30-Apr-01                       9,763                          8,600
31-Jul-01                       9,188                          7,800
31-Oct-01                       8,397                          7,000
31-Jan-02                       8,701                          7,000
30-Apr-02                       9,417                          7,400
31-Jul-02                       8,220                          6,500
31-Oct-02                       7,763                          6,100

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The MSCI EAFE Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. Returns for this index are net of withholding taxes (net). You cannot invest directly in an index. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The International Large-Cap Equity Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.45% purchase reimbursement fee and a 0.35% redemption reimbursement fee: these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

36   Delaware Pooled Trust o 2002 Annual Report
a market that, in our opinion, is largely overvalued relative to other international markets. As a result of our selective process, the Portfolio was underweight in Japan versus the index. This had a slight negative impact on our results.

Our investment stance remains that the global economy will grow, albeit slowly, over the next couple of years. We anticipate continued volatility along the way. Additionally, we believe that many international markets now offer a great deal of value. We will continue to search for stocks that offer real value in these trying times, which may include selective investments in the underpriced European and Australasian markets.

Portfolio Managers

Fiona A. Barwick

Ms. Barwick is a graduate of University College, London.
She joined Delaware in 1993 to cover the Pacific Basin markets. Prior to her position at Delaware, she spent three years at Touche, Remnant & Co. in London as an assistant portfolio manager and research analyst. Fiona is an Associate of the Institute of Investment Management & Research.

Elizabeth A. Desmond

Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware in 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA Charterholder.

Nigel G. May

Mr. May is a graduate of Sidney Sussex College, Cambridge University, where he completed his Masters in Engineering. He joined Delaware International in 1991, assuming portfolio management responsibilities as well as sharing analytical responsibilities for Continental Europe. He now leads the European team's research effort. Mr. May was formerly a senior portfolio manager and analyst with Hill Samuel Investment Advisers Ltd., having joined the Hill Samuel Investment Group in 1986.

Portfolio Profile
October 31, 2002

Total net assets ............................................. $2.3 million

Inception date .........................................  December 14, 1999

Asset composition (based on total net assets)
   Common stocks ................................................... 95.26%
   Cash equivalents and other net assets ...........................  4.74%

Number of holdings ..................................................... 42

Top 10 holdings
   1.  Canon
   2.  Boots
   3.  Total Fina Elf
   4.  BG Group
   5.  Royal Dutch Petroleum
   6.  HBOS
   7.  Societe Generale
   8.  GlaxoSmithKline
   9.  National Australia Bank
   10. Telefonica

Geographic composition (based on total net assets)

United Kingdom 24.85%
Japan 12.96%
Australia 11.61%
France 9.52%
Spain 8.68%
Netherlands 7.98%
Germany 5.80%
Hong Kong 2.97%
Italy 2.23%
New Zealand 2.18%
Singapore 2.02%
Belgium 2.00%
Republic of Korea 1.49%
Finland 0.97%
Net Cash & Other Assets 4.74%

                                 2002 Annual Report o Delaware Pooled Trust   37

International Small-Cap:
Sell-Off Halts Rally, Creates Attractive Opportunities

After a strong showing in the first half of our fiscal year, international small-cap stocks finally succumbed to the world equity market's decline. Deteriorating economic data in the U.S. and abroad quickly deflated investor expectations late in the second quarter of 2002. A period of uninterrupted selling ensued, resulting in weak performance within the international small-cap arena through the end of our reporting period.

For the 12 months ended October 31, 2002, the International Small-Cap Portfolio declined 10.55%. The Portfolio's benchmark, the Salomon Smith Barney Extended Market Index, fell 5.65%. Stock selection in Germany was the biggest detractor from the Portfolio's performance. Results were also hindered by an underweighted position in Japan, which was one of the better performing markets for the period.

Among the German holdings that had a negative impact on Portfolio performance were Hugo Boss, a clothing retailer, and Suess Microtec, a semiconductor manufacturer. Both stocks suffered sharp price declines in May and June at the height of the small-cap market's sell-off. This did not change our belief that these companies offer good value. In fact, we now believe they represent even better value.

Another stock that hurt performance was Qiagen, a leading provider of technology and products for the global biotechnology market. Qiagen's share price also fell sharply during the May-June period. Investor sentiment in the pharmaceutical industry weakened due to perceptions that it was undergoing a period of significant adjustment as big pharmaceutical and biotechnology companies are increasingly outsourcing their research and development to Contract Research Organizations (CROs).

An upshot of the pharmaceutical industry's downturn is that we were able to buy stock in Icon ADR, a CRO headquartered in Ireland. Icon provides services helpful to "big pharma" to complete clinical trials on new drugs. We liked the company earlier in the year, but believed its share price was too high. When its share price fell, we bought the stock anticipating strong upside potential. Icon's customer base continues to expand and, by our accounts, it is one of the better-managed CROs in the industry.

Average Annual Total Returns*
Periods ended October 31, 2002
---------------------------------------------------------------------------
One Year      Three Years      Since Inception
(10.55)%      (6.48)%          (5.43)%
---------------------------------------------------------------------------

Growth of $10,000*

            International Small-Cap Portfolio    Salomon Smith Barney Extended Market Index (ex. U.S.)
            ---------------------------------    -----------------------------------------------------
20-Jul-99                  $10,000                                       $10,000
31-Oct-99                   10,176                                        10,000
31-Jan-00                    9,863                                        10,800
30-Apr-00                    9,385                                        10,600
31-Jul-00                    9,708                                        10,700
31-Oct-00                    9,875                                         9,900
31-Jan-01                   10,574                                        10,000
30-Apr-01                   10,494                                         9,500
31-Jul-01                   10,019                                         8,900
31-Oct-01                    9,305                                         8,000
31-Jan-02                    9,536                                         8,200
30-Apr-02                   10,473                                         9,000
31-Jul-02                    9,261                                         8,300
31-Oct-02                    8,324                                         7,600

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The Salomon Smith Barney Extended Market Index (ex. U.S.) is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The International Small-Cap Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect. The Portfolio also charges a 0.55% purchase reimbursement and a 0.45% redemption reimbursement fee: these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

38   Delaware Pooled Trust o 2002 Annual Report

Our stock selection in Asia, where the Portfolio was overweighted versus the index, helped performance during the 12-month period. Specifically, investments in Hong Kong and Singapore made positive contributions. These included Hung Hing Printing Group, SmarTone Telecommunications Holdings, Singapore Airport Terminal Services and SMRT Corporation.

Australia continued to outperform relative to the rest of the global market during the 12-month period. Although Australia represents only a small weighting in the Portfolio, we benefited from a position in QBE Insurance Group. Even as the insurance industry weakened following the September 11, 2001, terrorist attacks on America, QBE's strong asset management and high exposure to fixed income markets helped it weather the equity downturn. Recently, QBE has been benefiting from an upturn in insurance rates and, in particular, reinsurance rates.

As international small-cap stocks have been taken down with the rest of the world's equity markets, this has led to increasingly attractive propositions within the small-cap marketplace. We believe there are many small-cap companies overseas with strong balance sheets. This should allow them to weather any economic storms and, at the same time, expand their existing operations. We think this will translate into solid stock performance within the small-cap arena over the next several years.

Portfolio Managers

Clive A. Gillmore

A graduate of the University of Warwick and the London Business School of Investment Management Program, Clive helped found Delaware International in 1990. His most recent position was as a senior portfolio manager for Hill Samuel Investment Advisers Ltd. He has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates.

Gavin A. Hall

Mr. Hall joined Delaware in February 1991. He began his investment career with Baring Investment Management Ltd. after attending Dulwich College, and in 1988 joined Hill Samuel Investment Advisers Ltd., where he was a portfolio manager and research analyst covering the UK market. At Delaware, his research responsibilities have included global small-cap stocks, the United Kingdom, Continental European and Asian equity markets.

Portfolio Profile
October 31, 2002

Total net assets ............................................. $2.5 million

Inception date .............................................. July 20, 1999

Asset composition (based on total net assets)
   Common stocks ................................................... 96.20%
   Cash equivalents and other net assets ...........................  3.80%

Number of holdings ..................................................... 77

Top 10 holdings
   1.  Persimmon
   2.  Body Shop International
   3.  Lindt & Spruengli
   4.  SmarTone Telecommunications Holdings
   5.  Cafe De Coral Holdings
   6.  Hung Hing Printing Group
   7.  Rexam
   8.  Northern Foods
   9.  Icon ADR
   10. Kayaba Industry

Geographic composition (based on total net assets)

United Kingdom 30.80%
Japan 12.70%
France 11.63%
Hong Kong 9.69%
Germany 7.97%
Ireland 4.35%
Netherlands 3.94%
Australia 3.56%
Singapore 2.88%
New Zealand 2.50%
Switzerland 2.33%
Spain 2.18%
Finland 0.68%
Denmark 0.65%
Norway 0.34%
Net Cash & Other Assets 3.80%

                                 2002 Annual Report o Delaware Pooled Trust   39

Emerging Markets:
Stock Selection Enhanced Results

Global equity markets suffered major losses during the 12-month period ended October 31, 2002, as investors exited both domestic and foreign stocks in the face of worldwide economic weakness. Emerging markets bucked that trend, further broadening the gap between emerging and developed market stock valuations. However, while emerging markets in general posted a return greater than 8% for the fiscal year, that performance masked significant volatility during the period.

Indeed, the month of October was very kind to emerging markets, with the MSCI Emerging Markets Free Index gaining 6.49%. For the first 11 months of the reporting period, the index had returned only 1.83%. This extreme volatility was typical throughout most of the period.

The Emerging Markets Portfolio delivered a solid performance, posting a positive 7.98% return for the period. Our results, however, lagged the 8.44% return of the benchmark, the MSCI Emerging Markets Free Index.

In Brazil, concerns over politics and public sector debt took their toll on the market and currency. We largely attribute the Portfolio's underperformance to our overweighted position in Brazil, which was one of the worst performing markets over the period. We, however, remain positive on that equity market and expect a rebound to occur once the political and debt outlooks become clearer.

Strong stock selection in South Africa, where the Portfolio was again overweighted versus the index, contributed positively to performance. Our exposure remained fairly balanced between companies that import and export, with an added emphasis on companies that provide environmentally friendly products. This included Sasol, an innovative manufacturer of synthetic fuel products derived from coal and gas. Sasol's technology is at the forefront of a worldwide movement to lower import bills by using a country's own coal and gas reserves. Sasol is currently in the process of licensing its technology to other countries.

Another theme to our stock selection was looking for companies that had an advantage based on their natural surroundings. This led us to Impala Platinum Holdings in South Africa and Norilsk Nickel in Russia. They are among only a few companies in the world that produce platinum and platinum-related minerals for the automobile, chemical, electronics, glass and petroleum industries.

Playing on this theme, we also purchased China Rare Earth Holdings, a Hong Kong listed "H" share. This company extracts rare earth elements from ores, resulting in

Average Annual Total Returns*
Periods ended October 31, 2002
---------------------------------------------------------------------------
One Year      Three Years      Five Years      Since Inception
7.98%         (0.46)%          (4.02)%         (5.07)%
---------------------------------------------------------------------------

Growth of $10,000*

               Emerging Markets Portfolio       MSCI Emerging Markets Free Index
               --------------------------       --------------------------------
14-Apr-97                 $10,000                             $10,000
31-Oct-97                   9,200                               8,300
30-Apr-98                   9,652                               8,600
31-Oct-98                   5,952                               5,700
30-Apr-99                   7,086                               7,700
31-Oct-99                   7,597                               8,200
30-Apr-00                   8,555                               9,400
31-Oct-00                   7,414                               7,500
30-Apr-01                   7,830                               7,000
31-Oct-01                   6,938                               5,800
30-Apr-02                   8,849                               7,700
31-Oct-02                   7,492                               6,200

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The MSCI Emerging Markets Free Index is an unmanaged composite and a theoretical measure of stock market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for the Emerging Markets Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect. The Emerging Markets Portfolio also charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee: these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

40   Delaware Pooled Trust o 2002 Annual Report
products used across a broad spectrum of industries from glass to paints to electronics. Buying "H" shares allowed us to participate in the market without subjecting the Portfolio to unsafe conditions associated with onshore investing in China.

Looking ahead, Brazil remains an area of concern due to the recent election of left-leaning Luiz Inacio Lula da Silva ('Lula') to the office of president. Even before the October election, investors were wary of Lula's future economic policies and ability to manage the nation's $260 million debt position. Brazil's declining financial markets and currency have reflected these concerns all year. Our concerns stem more from what investors may do than what President-elect Lula will do upon taking office January 1, 2003. Aware of the risks, we continue to focus on stocks we believe will be defensive in both exchange rate and interest-rate terms.

On a broader scale, we are hopeful for a gradual recovery in the world's economies. As long-term value managers, we do not expect to drastically change the shape of the Portfolio, but rather add to it as we see positive change along with compelling valuations. We will continue to focus on stocks that have a record of paying dividends, which can provide some stability amid continued equity market volatility.

Portfolio Managers

Clive A. Gillmore

A graduate of the University of Warwick and the London Business School of Investment Management Program, Clive helped found Delaware International in 1990. His most recent position was as a senior portfolio manager for Hill Samuel Investment Advisers Ltd. He has extensive experience in analyzing international markets and managing client portfolios with a wide range of mandates.

Ormala Krishnan

Upon completion of a BSc (Mathematics) from the National University of Singapore, Ormala pursued a MSc (Actuarial Science) from City University, London. In 1993, Ormala started her career with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in 1998) and became a portfolio manager with country responsibilities for Japan, Thailand and Indonesia equity markets. Ormala moved to London and joined Delaware in May 2000.

Robert Akester

A graduate of University College, London, Mr. Akester joined Delaware in 1996. His most recent position prior to joining Delaware International was Director of Hill Samuel Investment Management, where he had responsibility for significant overseas clients and Far Eastern markets.

Portfolio Profile
October 31, 2002

Total net assets ........................................... $114.6 million

Inception date ............................................. April 14, 1997

Asset composition (based on total net assets)
   Common stocks ................................................... 97.93%
   Cash equivalents and other net assets ...........................  2.07%

Number of holdings ..................................................... 71

Top 10 holdings
   1.  Impala Platinum Holdings
   2.  Electricity Generating Public Company
   3.  Zhejiang Expressway
   4.  Sasol
   5.  Kumba Resources
   6.  Yanzhou Coal Mining Class H
   7.  Samsung Electronics
   8.  Korea Telecom ADR
   9.  Gerdau Metalurgica
   10. Norilsk Nickel ADR

Geographic composition (based on total net assets)

South Africa 18.68%
China 10.90%
Republic of Korea 9.34%
Brazil 8.21%
Mexico  7.01%
India 6.79%
Taiwan 6.77%
Russia 6.56%
Thailand 5.69%
Chile 2.80%
Estonia 2.67%
Hungary 2.34%
Malaysia 2.15%
Indonesia 1.90%
Croatia 1.87%
Czech Republic 1.61%
Egypt 1.39%
Israel 1.14%
Argentina 0.11%
Net Cash & Other Assets 2.07%

                                 2002 Annual Report o Delaware Pooled Trust   41

Global Fixed Income:
Currency Developments Enhance Global Bond Returns

The Global Fixed Income Portfolio substantially outperformed its benchmark, the Salomon Smith Barney World Government Bond Index, for the 12 months that ended October 31, 2002. The Portfolio delivered a positive return of 15.18%, more than 600 basis points ahead of the 9.15% return of its benchmark during the same period. With interest rates falling to historically low levels, the world's major bond markets all yielded positive returns, outperforming global equities.

As in fiscal 2001, currency was the principal reason for the Portfolio's outperformance. In response to an extremely overvalued U.S. dollar throughout the period, the Portfolio overweighted its positions in the Eurozone, New Zealand, Norway, Sweden and Australia, benefiting as the dollar slipped in value beginning in the second quarter. In local currency terms, the benchmark index averaged a 4.6% return for the 12 months. In dollar terms, however, the return was a much higher 9.15%.

Returns were higher still in a number of the markets we had overweighted. The Portfolio had relatively high exposure to the euro, where returns in U.S. dollar terms averaged 15.5%; the New Zealand dollar, 24%; the Australian dollar, 14.1%, the Swedish krona, 21.9%; and the Norwegian krone, 25%. The Portfolio was significantly underweighted in the U.S., Canadian and Japanese bond markets, where returns were 6.2%, 5.9% and 2.7%, respectively.

Portfolio weightings are based on our assessment of prospective real yields in each marketplace--that is, the yield on each nation's long-term government bonds minus the expected rate of inflation for the next few years. Most Portfolio weightings at the end of the period remained substantially unchanged. Eurozone bond holdings were nearly 50% of the Portfolio, compared with 38% for the benchmark index; New Zealand bonds, not included in the benchmark index, were 10% of the Portfolio, as were Australian bonds. Japanese bonds were 14%, compared with 29% in the benchmark index; U.S. bonds just over 5%, versus 24% in the index; and Canadian bonds 5% compared with 2% in the index. We eliminated our positions in Norwegian bonds toward the end of the period, concluding that their prospective real yields were no longer so attractive.

Average Annual Total Returns*
Periods ended October 31, 2002
---------------------------------------------------------------------------
One Year      Three Years      Five Years      Since Inception
15.18%        5.94%            4.30%           7.93%
---------------------------------------------------------------------------

Growth of $10,000*

             Global Fixed Income Portfolio    Salomon Smith Barney World Government Bond Index
             -----------------------------    ------------------------------------------------
30-Nov-92               $10,000                                   $10,000
31-Oct-93                11,732                                    11,400
31-Oct-94                11,976                                    11,800
31-Oct-95                14,057                                    13,600
31-Oct-96                16,362                                    14,300
31-Oct-97                17,277                                    14,700
31-Oct-98                18,361                                    16,500
31-Oct-99                17,933                                    16,100
31-Oct-00                16,228                                    15,300
31-Oct-01                18,512                                    16,700
31-Oct-02                21,323                                    18,200

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The Salomon Smith Barney World Government Bond Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The Global Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

42   Delaware Pooled Trust o 2002 Annual Report

We also shortened the average duration of our holdings to 5.0 years, slightly below the benchmark index's 5.4 years--a response to the declining attractiveness of prospective real yields worldwide.

It is our belief that the U.S. dollar remains heavily overvalued, with the U.S. current accounts and foreign trade deficits posing significant threats. The outlook for yen-denominated bonds also remains clouded--by deflation and by unresolved problems in Japan's banking sector. We believe the global fixed-income markets, where our Portfolio is overweighted, continue to offer superior value and a positive outlook for global fixed-income investors.

Portfolio Managers

Christopher A. Moth

Mr. Moth is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. He joined Delaware in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections. He has made a key contribution to the development of Delaware's fixed income product, and was primarily responsible for the structure of our in-house systems to control and facilitate the investment process. Mr. Moth chairs the global fixed income and currency meeting.

John Kirk

John is a math graduate from the University of Wales and has an M.A. in operations research from Lancaster University. Before joining Delaware in 1998, John was at Royal Bank of Canada in London, where he was responsible for European and Asian Fixed Income and had global responsibility for credit analysis.

Joanna Bates

Joanna is a graduate of London University, and is an associate of the Institute of Investment Management and Research. She joined Delaware's Fixed Income team in 1997, before which she was Associate Director, Fixed Interest at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets.

Portfolio Profile
October 31, 2002

Total net assets ........................................... $279.9 million

Inception date .......................................... November 30, 1992

Number of holdings ..................................................... 41

Top 10 holdings
   1.  New Zealand Government 6.00% 11/15/11
   2.  Government of France 4.00% 10/25/09
   3.  Kingdom of Belgium 5.75% 9/28/10
   4.  Swedish Government Series 1043 5.00% 1/28/09
   5.  Republic of Italy 5.75% 7/25/16
   6.  KFW International Finance 1.00% 12/20/04
   7.  Republic of Italy 3.75% 6/8/05
   8.  Inter-American Development Bank 5.50% 3/30/10
   9.  Kingdom of Spain 4.625% 7/22/04
   10. Kredit Fuer Wiederaufbau 5.25% 7/4/12

Geographic composition (based on total net assets)

United States 9.44%
Germany 8.76%
Netherlands 8.76%
Australia 8.34%
Italy 8.18%
Supranational 7.67%
New Zealand 6.82%
France 6.61%
Austria 6.19%
Spain 5.92%
Canada 5.86%
Belgium 5.17%
Sweden 4.71%
Finland 3.91%
United Kingdom 0.63%
Chile 0.27%
Net Cash & Other Assets 2.76%

                                 2002 Annual Report o Delaware Pooled Trust   43

International Fixed Income:
International Bond Returns Juiced By Currency Effects

The International Fixed Income Portfolio substantially outperformed its benchmark, the Salomon Smith Barney Non-U.S. World Government Bond Index, for the 12 months that ended October 31, 2002. The Portfolio delivered a positive return of 14.75%, more than 400 basis points ahead of the 10.07% return of its benchmark during the same period. With interest rates falling to historically low levels, the world's major bond markets all yielded positive returns, outperforming global equities.

As in fiscal 2001, currency was the principal reason for the Portfolio's outperformance. In response to an extremely overvalued U.S. dollar throughout the period, the Portfolio overweighted its positions in the Eurozone, New Zealand, Norway, Sweden and Australia, benefiting as the dollar slipped in value beginning in the second quarter. In local currency terms, the benchmark index averaged a 4.1% return for the 12 months. In dollar terms, however, the return was a much higher 10.07%.

Returns were higher still in a number of the markets we had overweighted. The Portfolio had relatively high exposure to the euro, where returns in U.S. dollar terms averaged 15.5%; the New Zealand dollar, 24%; the Australian dollar, 14.1%, the Swedish krona, 21.9%; and the Norwegian krone, 25%. The Portfolio was significantly underweighted in Japan's bond market, where returns came in at 2.7%.

Portfolio weightings are based on our assessment of prospective real yields in each marketplace--that is, the yield on each nation's long-term government bonds minus the expected rate of inflation for the next few years. Most of the Portfolio's weightings at the end of the period remained substantially unchanged. Eurozone bond holdings were 54% of the Portfolio, compared with 38% for the benchmark index. New Zealand bonds, not included in the benchmark index, were 6% of the Portfolio, similar to Australian bonds at 9%. Japanese bonds were 20%, compared with 29% in the benchmark index. We did not hold Canadian bonds, while the index held a 2% weight. We nearly eliminated our positions in Norwegian bonds toward the end of the period, concluding that their prospective real yields were no longer so attractive.

Average Annual Total Returns*
Periods ended October 31, 2002
---------------------------------------------------------------------------
One Year      Three Years      Five Years      Since Inception
14.75%        3.83%            2.85%            3.84%
---------------------------------------------------------------------------

Growth of $10,000*

            International Fixed Income Portfolio    Salomon Smith Barney Non-U.S. World Government Bond Index
            ------------------------------------    ---------------------------------------------------------
11-Apr-97                $10,000                                           $10,000
31-Oct-97                 10,711                                            10,500
30-Apr-98                 10,579                                            10,400
31-Oct-98                 11,349                                            11,900
30-Apr-99                 11,508                                            11,400
31-Oct-99                 11,012                                            11,500
30-Apr-00                 10,144                                            10,700
31-Oct-00                  9,522                                            10,400
30-Apr-01                 10,073                                            10,500
31-Oct-01                 10,743                                            11,100
30-Apr-02                 10,825                                            10,900
31-Oct-02                 12,328                                            12,300

*Past performance is not necessarily indicative of future results. Total return assumes reinvestment of dividends and capital gains, if any, but does not reflect the deductions of any taxes. The investment return and share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The Salomon Smith Barney Non-U.S. World Government Bond Index is an unmanaged composite and a theoretical measure of bond market performance rather than an actual available investment. International investing poses special risks, such as significant volatility in individual markets, currency fluctuations, and political and economic uncertainties. The returns for the index have been calculated from the start of the month closest to the Portfolio's inception date.

 An expense limitation was in effect for The International Fixed Income Portfolio during the periods shown. Performance would have been lower if the expense limitation was not in effect.

44   Delaware Pooled Trust o 2002 Annual Report

We also shortened the average duration of our holdings to 5.0 years, slightly below the benchmark index's 5.6 years -- a response to the declining attractiveness of prospective real yields worldwide.

It is our belief that the U.S. dollar remains heavily overvalued, with the U.S. current accounts and foreign trade deficits posing significant threats. The outlook for yen-denominated bonds also remains clouded--by deflation and by unresolved problems in Japan's banking sector. We believe the international fixed-income markets, where our Portfolio is overweighted, continue to offer superior value and a positive outlook for global fixed income investors.

Portfolio Managers

Christopher A. Moth

Mr. Moth is an actuarial graduate from The City University in London, and was later awarded the Certificate in Finance & Investment from the London Institute of Actuaries. He joined Delaware in 1992, after working for the GRE insurance company where he was responsible for quantitative models and projections. He has made a key contribution to the development of Delaware's fixed income product, and was primarily responsible for the structure of our in-house systems to control and facilitate the investment process. Mr. Moth chairs the global fixed income and currency meeting.

John Kirk

John is a math graduate from the University of Wales and has an M.A. in operations research from Lancaster University. Before joining Delaware in 1998, John was at Royal Bank of Canada in London, where he was responsible for European and Asian Fixed Income and had global responsibility for credit analysis.

Joanna Bates

Joanna is a graduate of London University, and is an associate of the Institute of Investment Management and Research. She joined Delaware's Fixed Income team in 1997, before which she was Associate Director, Fixed Interest at Hill Samuel Investment Management. She has also worked for Fidelity International and Save & Prosper as a fund manager and analyst for global bond markets.

Portfolio Profile
October 31, 2002

Total net assets ...........................................  $41.9 million

Inception date ............................................. April 11, 1997

Number of holdings ....................................................  38

Top 10 holdings
   1.  Government of France 4.00% 10/25/09
   2.  Kingdom of Belgium 5.75% 9/28/10
   3.  A/S Eksportfinans 0.046% 12/22/03
   4.  Kredit Fuer Wiederaufbau 5.00% 7/4/11
   5.  Deutschland Republic 6.00% 1/4/07
   6.  New Zealand Government 7.00% 7/15/09
   7.  International Finance 6.75% 7/15/09
   8.  Kingdom of Spain 4.625% 7/22/04
   9.  Deutschland Republic 6.50% 7/4/27
   10. European Investment Bank 5.00% 4/15/08

Geographic composition (based on total net assets)

Germany 19.62%
Supranational 15.37%
Australia 8.23%
Spain 7.67%
Netherlands 7.57%
New Zealand 6.16%
Sweden 4.92%
France 4.64%
Belgium 4.61%
Austria 4.48%
Norway 4.48%
Italy 4.30%
Finland 2.55%
United States 1.79%
United Kingdom 0.58%
Chile 0.24%
Net Cash & Other Assets 2.79%

                                 2002 Annual Report o Delaware Pooled Trust   45

Delaware Pooled Trust-The Large-Cap Value Equity Portfolio
Statement of Net Assets
October 31, 2002

                                                           Number      Market
                                                          of Shares     Value
--------------------------------------------------------------------------------
COMMON STOCK - 99.38%
--------------------------------------------------------------------------------
 Aerospace & Defense - 2.33%
 Honeywell International                                   27,000   $   646,380
 Raytheon                                                  16,900       498,550
                                                                    -----------
                                                                      1,144,930
                                                                    -----------

 Automobiles & Automotive Parts - 1.80%
 General Motors                                            26,700       887,775
                                                                    -----------
                                                                        887,775
                                                                    -----------

 Banking - 18.25%
 Bank of America                                           12,761       890,718
 Bank of New York                                          39,300     1,021,800
 Charter One Financial                                     19,335       585,464
 Citigroup                                                 29,200     1,078,940
 Comerica                                                  17,500       764,050
 FleetBoston Financial                                     34,700       811,633
 J.P. Morgan Chase & Company                               42,720       886,440
 Mellon Financial                                          32,500       919,425
 PNC Financial Group                                       12,300       500,118
 U.S. Bancorp                                              43,203       911,151
 Wells Fargo                                               12,100       610,687
                                                                    -----------
                                                                      8,980,426
                                                                    -----------

 Chemicals - 2.84%
 Air Products & Chemicals                                   8,600       380,120
 Dow Chemical                                              24,200       628,958
 Rohm & Haas                                               11,700       389,259
                                                                    -----------
                                                                      1,398,337
                                                                    -----------

 Computers & Technology - 6.97%
 Automatic Data Processing                                 12,800       544,384
 First Data                                                13,600       475,184
 Hewlett-Packard                                           25,800       407,640
 International Business Machines                            9,400       742,036
+Oracle                                                    74,500       763,625
 Pitney Bowes                                              14,900       499,895
                                                                    -----------
                                                                      3,432,764
                                                                    -----------

 Consumer Products - 5.75%
 Gillette                                                  30,200       902,376
 International Flavors &
   Fragrances                                               9,700       325,435
 Kimberly-Clark                                             8,600       442,900
 Minnesota Mining &
   Manufacturing                                            3,100       393,514
 Newell Rubbermaid                                         23,700       768,354
                                                                    -----------
                                                                      2,832,579
                                                                    -----------

                                                           Number      Market
                                                          of Shares     Value
--------------------------------------------------------------------------------
 Electronics & Electrical Equipment - 5.00%
 Eaton                                                      5,600   $   382,984
 Emerson Electric                                           7,900       380,622
 FirstEnergy                                               12,700       412,115
 General Electric                                          28,200       712,050
 Intel                                                     33,200       574,360
                                                                    -----------
                                                                      2,462,131
                                                                    -----------

 Energy - 7.83%
+BJ Services                                               13,500       409,455
 BP Amoco ADR                                               8,600       330,670
 ChevronTexaco                                              6,700       453,121
 Exxon Mobil                                               32,808     1,104,317
 Kerr-McGee                                                10,400       452,400
 Occidental Petroleum                                      13,000       370,890
 Royal Dutch Petroleum                                     17,200       735,816
                                                                    -----------
                                                                      3,856,669
                                                                    -----------

 Finance - 7.12%
 Fannie Mae                                                16,300     1,089,818
 Goldman Sachs Group                                       12,300       880,680
 Household International                                   25,200       598,752
 Morgan Stanley Dean Witter                                24,000       934,080
                                                                    -----------
                                                                      3,503,330
                                                                    -----------

 Food, Beverage & Tobacco - 8.17%
 Anheuser-Busch                                             8,100       427,356
 General Mills                                             15,300       632,196
 Heinz (H.J.)                                              16,750       538,680
 Kellogg Company                                           15,000       477,900
 McDonald's                                                43,600       789,596
 Pepsi Bottling Group                                      24,000       646,800
 Sysco                                                     15,900       503,712
                                                                    -----------
                                                                      4,016,240
                                                                    -----------

 Healthcare & Pharmaceuticals - 8.13%
 Abbott Laboratories                                       18,500       774,595
 Bristol-Myers Squibb                                      39,400       969,634
 HCA - The Healthcare Company                               9,500       413,155
 Pfizer                                                    22,700       721,179
 Schering-Plough                                           20,800       444,080
 Wyeth                                                     20,200       676,700
                                                                    -----------
                                                                      3,999,343
                                                                    -----------

 Insurance - 7.16%
 Allstate                                                   9,100       361,998
 Chubb                                                     14,300       806,663
 John Hancock Financial
  Services                                                 16,500       483,450

46   Delaware Pooled Trust o 2002 Annual Report

                                                           Number      Market
                                                          of Shares     Value
--------------------------------------------------------------------------------
Marsh & McLennan                                           22,000   $ 1,027,620
XL Capital Class A                                         11,100       845,265
                                                                    -----------
                                                                      3,524,996
                                                                    -----------

Leisure, Lodging & Entertainment - 1.21%
Starwood Hotels & Resorts
   Worldwide                                               25,600       596,480
                                                                    -----------
                                                                        596,480
                                                                    -----------

Metals & Mining - 0.97%
Alcoa                                                      21,700       478,702
                                                                    -----------
                                                                        478,702
                                                                    -----------

Paper & Forest Products - 2.10%
International Paper                                        19,475       680,262
Weyerhaeuser                                                7,800       353,340
                                                                    -----------
                                                                      1,033,602
                                                                    -----------

Retail - 3.02%
Limited Brands                                             32,260       505,514
Sears, Roebuck                                             19,000       498,940
Wal-Mart Stores                                             9,000       481,950
                                                                    -----------
                                                                      1,486,404
                                                                    -----------

Telecommunications - 5.05%
ALLTEL                                                     10,700       531,897
BCE                                                        19,800       343,530
BellSouth                                                  14,700       384,405
SBC Communications                                         25,052       642,835
Verizon Communications                                     15,490       584,902
                                                                    -----------
                                                                      2,487,569
                                                                    -----------

Textiles, Apparel & Furniture - 1.05%
Nike                                                       11,000       519,090
                                                                    -----------
                                                                        519,090
                                                                    -----------

Transportation & Shipping - 1.12%
Burlington Northern Santa Fe                               21,500       553,195
                                                                    -----------
                                                                        553,195
                                                                    -----------

Utilities - 3.51%
Dominion Resources                                          8,800       422,400
Exelon                                                      7,400       372,960
FPL Group                                                  10,500       619,290
Public Service Enterprise
   Group                                                   10,900       312,285
                                                                    -----------
                                                                      1,726,935
                                                                    -----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $54,942,478)                                                   48,921,497
================================================================================

                                                          Principal    Market
                                                           Amount       Value
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.78%
With BNP Paribas 1.86%
   11/1/02 (dated 10/31/02,
   collateralized by $147,300
   U.S. Treasury Bills due 4/24/03, market
   value $146,306)                                       $143,400      $143,400
With J. P. Morgan Securities
   1.86% 11/1/02 (dated
   10/31/02, collateralized
   by $99,900 U.S. Treasury
   Bills due 5/1/03, market
   value $99,217)                                          97,250        97,250
With UBS Warburg 1.86%
   11/1/02 (dated 10/31/02,
   collateralized by $139,800
   U.S. Treasury Notes 5.75%
   due 8/15/03, market
   value $146,259)                                        143,350       143,350
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $384,000)                                                         384,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 100.16%
(COST $55,326,478)                                                   49,305,497
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (0.16%)                                           (81,056)
================================================================================
NET ASSETS APPLICABLE TO
   3,907,051 SHARES OUTSTANDING;
   EQUIVALENT TO $12.60
   PER SHARE - 100.00%                                              $49,224,441
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                          $60,409,598
Undistributed net investment income                                     282,280
Accumulated net realized loss
   on investments                                                    (5,446,456)
Net unrealized depreciation
   of investments                                                    (6,020,981)
--------------------------------------------------------------------------------
Total net assets                                                    $49,224,441
================================================================================
+Non-income producing security for the year ended October 31, 2002.

ADR - American Depositary Receipts

See accompanying notes

                                 2002 Annual Report o Delaware Pooled Trust   47

Delaware Pooled Trust-The Focused Value Portfolio (formerly The Select Equity Portfolio)
Statement of Net Assets
October 31, 2002

                                                           Number     Market
                                                         of Shares    Value
 -------------------------------------------------------------------------------
 COMMON STOCK - 98.25%

 Aerospace & Defense - 9.91%
 Honeywell International                                     2,900    $ 69,426
 Raytheon                                                    2,200      64,900
                                                                      --------
                                                                       134,326
                                                                      --------

 Automobiles & Automotive Parts - 4.68%
 Ford Motor                                                  7,500      63,450
                                                                      --------
                                                                        63,450
                                                                      --------

 Banking - 14.88%
 Bank of New York                                            2,500      65,000
 FleetBoston Financial                                       3,000      70,170
 J.P. Morgan Chase & Company                                 3,200      66,400
                                                                      --------
                                                                       201,570
                                                                      --------

 Computers & Technology - 10.51%
+Microsoft                                                   1,300      69,511
+Oracle                                                      7,100      72,775
                                                                      --------
                                                                       142,286
                                                                      --------

 Consumer Products - 5.02%
 Newell Rubbermaid                                           2,100      68,082
                                                                      --------
                                                                        68,082
                                                                      --------

 Energy - 4.92%
+BJ Services                                                 2,200      66,726
                                                                      --------
                                                                        66,726
                                                                      --------

 Finance - 9.69%
 American Express                                            1,900      69,103
 Morgan Stanley Dean Witter                                  1,600      62,272
                                                                      --------
                                                                       131,375
                                                                      --------

 Healthcare & Pharmaceuticals - 9.98%
 Schering-Plough                                             3,200      68,320
 Wyeth                                                       2,000      67,000
                                                                      --------
                                                                       135,320
                                                                      --------
 Leisure, Lodging & Entertainment - 4.80%
 Walt Disney                                                 3,900      65,130
                                                                      --------
                                                                        65,130
                                                                      --------

 Metals & Mining - 4.88%
 Alcoa                                                       3,000      66,180
                                                                      --------
                                                                        66,180
                                                                      --------

                                                           Number     Market
                                                         of Shares    Value
 -------------------------------------------------------------------------------
 Retail - 4.84%
 Sears, Roebuck                                              2,500    $ 65,650
                                                                      --------
                                                                        65,650
                                                                      --------
 Semiconductors - 5.23%
 Intel                                                       4,100      70,930
                                                                      --------
                                                                        70,930
                                                                      --------
 Telecommunications - 5.11%
 SBC Communications                                          2,700      69,282
                                                                      --------
                                                                        69,282
                                                                      --------
 Utilities - 3.80%
 Public Service Enterprise Group                             1,800      51,570
                                                                      --------
                                                                        51,570
                                                                      --------

--------------------------------------------------------------------------------
 Total Common Stock
 (cost $4,192)                                                       1,331,877
================================================================================
--------------------------------------------------------------------------------
 TOTAL MARKET VALUE OF SECURITIES - 98.25%
 (COST $1,554,192)                                                   1,331,877
================================================================================
--------------------------------------------------------------------------------
 RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.75%                                           23,791
================================================================================
--------------------------------------------------------------------------------
 NET ASSETS APPLICABLE TO
   266,613 SHARES OUTSTANDING;
   EQUIVALENT TO $5.08
   PER SHARE - 100.00%                                              $1,355,668
================================================================================
--------------------------------------------------------------------------------
 COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2002:
--------------------------------------------------------------------------------
 Shares of beneficial interest (unlimited
   authorization - no par)                                         $2,029,786
 Undistributed net investment income                                   13,800
 Accumulated net realized loss
   on investments                                                    (465,603)
 Net unrealized depreciation
   of investments                                                    (222,315)
--------------------------------------------------------------------------------
 Total net assets                                                  $1,355,668
================================================================================
+Non-income producing security for the year ended October 31, 2002.

See accompanying notes


48   Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust--The Small-Cap Value Equity Portfolio
Statement of Net Assets
October 31, 2002

                                                           Number     Market
                                                         of Shares    Value
--------------------------------------------------------------------------------

 COMMON STOCK - 94.34%

 Banking & Finance - 7.60%
 Associated Banc-Corp                                        1,298    $ 43,561
 Colonial BancGroup                                          3,000      35,880
 Commercial Federal                                          1,200      27,900
 Compass Bancshares                                          1,600      51,680
 Riggs National                                              1,500      23,775
+Sterling Financial                                            520      10,457
                                                                      --------
                                                                       193,253
                                                                      --------
 Basic Industry/Capital Goods - 20.22%
+AGCO                                                        1,500      38,100
+Armor Holdings                                                600       9,186
 Crane                                                       1,300      23,881
+Crown Cork & Seal                                           2,400      15,360
+Department 56                                                 800      10,080
 Florida Rock Industries                                       700      24,535
+Freeport McMoRan
   Copper & Gold Class B                                     1,200      14,640
 Fuller (H.B.)                                                 900      25,623
 Gibraltar Steel                                               900      18,477
 Granite Construction                                          900      14,418
+Griffon                                                     2,820      32,571
 Harsco                                                        800      20,520
+Herley Industries                                             800      13,016
+Jacobs Engineering Group                                    1,000      30,290
 Kaydon                                                      1,200      23,964
+Lear                                                          600      21,930
 MacDermid                                                   1,200      24,096
+Mueller Industries                                            600      16,050
+Pactiv                                                      2,600      51,584
 Smith (A.O.)                                                  800      17,568
 Spartech                                                      700      12,775
+Terex                                                       1,500      17,490
 Texas Industries                                              600      14,550
 Universal Forest Products                                     400       7,148
 Wausau-Mosinee Paper                                        1,700      16,235
                                                                      --------
                                                                       514,087
                                                                      --------
 Business Services - 1.85%
+Bell Microproducts                                          1,000       5,470
 Belo Class A                                                  800      18,480
+Handleman                                                   1,600      15,984
+Tetra Tech                                                    800       7,104
                                                                      --------
                                                                        47,038
                                                                      --------
 Consumer Durables - 5.33%
 Federal Signal                                              1,800      30,402
+Furniture Brands International                              1,300      29,393

                                                           Number     Market
                                                         of Shares    Value
--------------------------------------------------------------------------------

 KB HOME                                                     1,000    $ 47,200
 La-Z-Boy                                                      900      21,420
+WCI Communities                                               700       6,965
                                                                      --------
                                                                       135,380
                                                                      --------
 Consumer Non-Durables - 6.09%
+Barnes & Noble                                              1,300      27,430
+Bebe Stores                                                 1,200      15,576
+Goody's Family Clothing                                     1,900       8,436
+Jack in the Box                                             1,100      23,859
 Phillips-Van Heusen                                         1,400      18,928
+Shoe Carnival                                                 700       9,086
+Sports Authority                                            1,100       6,534
+United Stationers                                             700      20,811
+Whitehall Jewellers                                           500       4,750
 Wolverine World Wide                                        1,200      19,332
                                                                      --------
                                                                       154,742
                                                                      --------
 Consumer Products - 3.93%
 Bunge Limited                                                 900      22,842
+Constellation Brands                                        2,200      55,726
+International Multifoods                                    1,100      21,395
                                                                      --------
                                                                        99,963
                                                                      --------
 Consumer Services - 2.24%
+Rare Hospitality International                              1,300      34,684
+Rent-A-Center                                                 500      22,175
                                                                      --------
                                                                        56,859
                                                                      --------
 Energy - 7.75%
+Cal Dive International                                      1,300      28,561
 Chesapeake Energy                                           3,500      24,430
+Comstock Resources                                          2,700      21,465
+Grey Wolf                                                   4,300      17,200
+Magnum Hunter Resources                                     2,800      14,560
 Ocean Energy                                                2,400      44,712
 Southwest Gas                                               1,200      26,976
+Westport Resources                                          1,100      19,096
                                                                      --------
                                                                       197,000
                                                                      --------
 Healthcare & Pharmaceuticals - 6.41%
+Abgenix                                                     2,000      13,600
+Celgene                                                       600      13,290
+Community Health Systems                                    1,200      28,200
 Cooper Companies                                              600      31,800
 D&K Healthcare Resources                                      600       5,526
+Oakley                                                      1,500      17,730
 Owens & Minor                                               1,200      17,664


                                 2002 Annual Report o Delaware Pooled Trust   49

                                                           Number     Market
                                                         of Shares    Value
--------------------------------------------------------------------------------

+Pharmaceutical Resources                                     700    $ 16,499
+SangStat Medical                                           1,000      18,660
                                                                     --------
                                                                      162,969
                                                                     --------
 Insurance - 9.41%
 AmerUs Group                                                 900      25,830
 Berkley (W.R.)                                             1,150      42,723
 Gallagher (Arthur J.)                                        900      24,138
 Harleysville Group                                         1,000      28,520
 PartnerRe                                                    900      47,700
+Platinum Underwriters Holdings                               500      12,550
 Presidential Life                                            700       8,610
 RenaissanceRe Holdings                                     1,200      49,200
                                                                     --------
                                                                      239,271
                                                                     --------
 Real Estate - 7.24%
 Mack-Cali Realty                                           1,100      31,779
 Pan Pacific Retail Properties                              1,800      60,300
 Prentiss Properties Trust                                  1,600      43,120
 Reckson Associates Realty                                  1,400      28,434
 St. Joe                                                      700      20,426
                                                                     --------
                                                                      184,059
                                                                     --------
 Technology - 10.11%
+Actel                                                      1,300      21,047
+ASM International N.V.                                     1,800      22,860
+DRS Technologies                                             900      29,826
+Integrated Defense Technologies                              400       5,612
+International Rectifier                                      900      15,543
 Inter-Tel                                                  1,100      29,733
+Lawson Software                                            3,400      13,430
+Photon Dynamics                                              700      15,022
+Photronics                                                 1,100      13,354
+Storage Technology                                         1,300      22,984
 Symbol Technologies                                        1,800      15,570
+Take-Two Interactive Software                                900      23,202
+Tech Data                                                    900      28,755
                                                                     --------
                                                                      256,938
                                                                     --------
 Telecommunications - 0.28%
 Tele Centro Oeste Celular
   Participacoes ADR                                        2,400       7,080
                                                                     --------
                                                                        7,080
                                                                     --------
 Transportation - 4.11%
 Alexander & Baldwin                                        1,400      32,551
+Arkansas Best                                                800      23,960
+Kirby                                                        900      21,249
+SCS Transportation                                           500       4,550
+Yellow                                                       800      22,152
                                                                     --------
                                                                      104,462
                                                                     --------

                                                           Number     Market
                                                         of Shares    Value
--------------------------------------------------------------------------------

 Utilities - 1.77%
 Black Hills                                                  500   $  13,175
+El Paso Electric Company                                   1,100      12,023
 PNM Resources                                                900      19,845
                                                                     --------
                                                                       45,043
                                                                     --------

--------------------------------------------------------------------------------
 Total Common Stock
 (cost $2,245,495)                                                  2,398,144
================================================================================

 Warrants - 0.00%
+Magnum Hunter Resources                                      420          92

--------------------------------------------------------------------------------
 Total Warrants (cost $0)                                                  92
================================================================================

                                                        Principal
                                                          Amount
--------------------------------------------------------------------------------

 REPURCHASE AGREEMENTS - 6.06%

 With BNP Paribas 1.86% 11/1/02
   (dated 10/31/02, collateralized
   by $59,100 U.S. Treasury Bills
   due 4/24/03,
   market value $58,675)                                  $57,500      57,500
 With J. P. Morgan Securities
   1.86% 11/1/02
   (dated 10/31/02,
   collateralized by $40,100
   U.S. Treasury Bills due 5/1/03, market
   value $39,790)                                          39,000      39,000
 With UBS Warburg 1.86%
   11/1/02 (dated 10/31/02,
   collateralized by $56,100
   U.S. Treasury Notes 5.75%
   due 8/15/03,
   market value $58,656)                                   57,500      57,500
--------------------------------------------------------------------------------
 Total Repurchase Agreements
 (cost $154,000)                                                      154,000
================================================================================
--------------------------------------------------------------------------------
 TOTAL MARKET VALUE OF SECURITIES - 100.40%
 (COST $2,399,495)                                                  2,552,236
================================================================================
--------------------------------------------------------------------------------
 LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (0.40%)                                         (10,130)
================================================================================
--------------------------------------------------------------------------------
 NET ASSETS APPLICABLE TO
   261,384 SHARES
   OUTSTANDING; EQUIVALENT
   TO $9.73 PER SHARE - 100.00%                                    $2,542,106
================================================================================


50   Delaware Pooled Trust o 2002 Annual Report

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                         $2,244,498
Undistributed net investment income                                    11,490
Accumulated net realized gain
   on investments                                                     133,377
Net unrealized appreciation
   of investments                                                     152,741
--------------------------------------------------------------------------------
Total net assets                                                   $2,542,106
================================================================================

+Non-income producing security for the year ended October 31, 2002.

 ADR - American Depositary Receipts


See accompanying notes

Delaware Pooled Trust--The All-Cap
Growth Equity Portfolio
Statement of Net Assets
October 31, 2002

                                                           Number     Market
                                                         of Shares    Value
--------------------------------------------------------------------------------

 COMMON STOCK - 90.37%

 Banking & Finance - 14.82%
 City National                                              1,600    $ 72,400
 Countrywide Credit Industries                              2,700     135,837
 Freddie Mac                                                3,300     203,214
+IndyMac Bancorp                                            8,900     165,896
 Lehman Brothers Holdings                                   2,500     133,175
 Mercantile Bancshares                                      1,300      50,622
 New York Community Bancorp                                 1,500      43,590
 North Fork Bancorporation                                  1,400      53,844
 T. Rowe Price Group                                        4,700     132,681
 TCF Financial                                              3,200     135,808
 Zions Bancorporation                                       2,600     104,546
                                                                    ---------
                                                                    1,231,613
                                                                    ---------
 Business Services - 6.79%
+Cendant                                                   23,300     267,950
 Manpower                                                   4,100     139,810
+Robert Half International                                  7,100     118,570
+United Rentals                                             6,200      37,820
                                                                    ---------
                                                                      564,150
                                                                    ---------

 Business Services/Media & Publishing - 3.74%
+Clear Channel Communications                               8,400     311,220
                                                                    ---------
                                                                      311,220
                                                                    ---------
 Consumer Durable/Cyclical - 2.71%
 Centex                                                     3,500     159,180
 D.R. Horton                                                2,400      46,248
+WCI Communities                                            2,000      19,900
                                                                    ---------
                                                                      225,328
                                                                    ---------
 Consumer Non-Durable/Retail - 14.38%
+Bed Bath & Beyond                                          8,400     297,864
 Home Depot                                                 2,100      60,648
+Kohl's                                                     4,900     286,405
+Krispy Kreme Doughnuts                                     5,500     188,650
 Lowe's Companies                                           4,800     200,304
+Staples                                                   10,400     161,200
                                                                    ---------
                                                                    1,195,071
                                                                    ---------
 Consumer Services/Entertainment & Leisure - 2.51%
 Marriott International Class A                             2,700      83,511
 Royal Caribbean Cruises                                    6,800     124,848
                                                                    ---------
                                                                      208,359
                                                                    ---------

                                 2002 Annual Report o Delaware Pooled Trust   51

                                                           Number     Market
                                                         of Shares    Value
--------------------------------------------------------------------------------

 Consumer Services/Other - 1.96%
+Mediacom Communications                                   21,900   $ 119,355
+Westwood One                                               1,200      43,560
                                                                    ---------
                                                                      162,915
                                                                    ---------

 Consumer Services/Restaurants - 5.71%
+Brinker International                                      6,400     181,696
 Darden Restaurants                                         9,300     176,514
 Landry's Restaurants                                       5,100     116,076
                                                                    ---------
                                                                      474,286
                                                                    ---------
 Energy - 1.89%
 Devon Energy                                               1,900      95,950
+Noble Drilling                                             1,900      61,408
                                                                    ---------
                                                                      157,358
                                                                    ---------
 Healthcare & Pharmaceuticals - 10.77%
 Allergan                                                   3,000     163,350
+Amgen                                                      4,500     209,520
+Conceptus                                                  7,100      98,903
+Genentech                                                  2,000      68,180
+Guidant                                                    1,400      41,398
+Inhale Therapeutic Systems                                10,200      64,872
+IntraBiotics Pharmaceuticals
   Restricted                                              11,400       4,104
+MedImmune                                                  2,800      71,540
+Millennium Pharmaceuticals                                11,200      83,328
+Pain Therapeutics                                         23,000      89,470
                                                                    ---------
                                                                      894,665
                                                                    ---------
 Insurance - 9.05%
 Allstate                                                   1,800      71,604
 Ambac Financial Group                                      1,500      92,700
 Fidelity National Financial                                2,500      75,500
 First American Financial                                   1,700      34,765
 HCC Insurance Holdings                                     7,100     174,163
 PartnerRe                                                  3,300     174,900
 W. R. Berkley                                              1,400      52,010
+Willis Group Holdings                                      2,500      76,500
                                                                    ---------
                                                                      752,142
                                                                    ---------
 Technology/Communications - 3.92%
+Applied Micro Circuits                                    18,800      73,696
+Brocade Communications
   Systems                                                 12,300      84,501
+Ciena                                                      8,587      31,600
+Emulex                                                     7,600     136,420
                                                                    ---------
                                                                      326,217
                                                                    ---------

                                                           Number     Market
                                                         of Shares    Value
--------------------------------------------------------------------------------

 Technology/Hardware - 8.74%
+Analog Devices                                             6,000   $ 160,800
 Linear Technology                                          3,600      99,504
+Micrel                                                     8,000      66,080
+Network Appliance                                         10,000      89,710
+Novellus Systems                                           2,300      72,680
 Texas Instruments                                          4,900      77,714
+Xilinx                                                     8,400     159,516
                                                                    ---------
                                                                      726,004
                                                                    ---------

 Technology/Software - 2.44%
 Henry (Jack) & Associates                                  5,900      60,646
+Quest Software                                            13,000     141,960
                                                                    ---------
                                                                      202,606
                                                                    ---------
 Transportation - 0.94%
+Arkansas Best                                              2,600      77,870
                                                                    ---------
                                                                       77,870
                                                                    ---------
--------------------------------------------------------------------------------
Total Common Stock
(cost $8,937,088)                                                   7,509,804
================================================================================

                                                         Principal
                                                           Amount
--------------------------------------------------------------------------------

 REPURCHASE AGREEMENTS - 9.71%

 With BNP Paribas 1.86%
   11/1/02 (dated 10/31/02,
   collateralized by $309,500
   U.S. Treasury Bills due 4/24/03,
   market value $307,471)                                $301,300     301,300
 With J. P. Morgan Securities
   1.86% 11/1/02 (dated
   10/31/02, collateralized
   by $210,000
   U.S. Treasury Bills
   due 5/1/03,
   market value $208,511)                                 204,400     204,400
 With UBS Warburg 1.86%
   11/1/02 (dated 10/31/02,
   collateralized by $293,700
   U.S. Treasury Notes 5.75%
   due 8/15/03,
   market value $307,373)                                 301,300     301,300
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $807,000)                                                       807,000
================================================================================



52   Delaware Pooled Trust o 2002 Annual Report

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 100.08%
(COST $9,744,088)                                                  $8,316,804
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (0.08%)                                          (6,340)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   2,282,042 SHARES
   OUTSTANDING; EQUIVALENT
   TO $3.64 PER SHARE - 100.00%                                    $8,310,464
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                             $17,023,692
Accumulated net realized loss
   on investments                                                  (7,285,944)
Net unrealized depreciation
   of investments                                                  (1,427,284)
--------------------------------------------------------------------------------
Total net assets                                                   $8,310,464
================================================================================

+Non-income producing security for the year ended October 31, 2002.


See accompanying notes

Delaware Pooled Trust-The Large-Cap
Growth Equity Portfolio
Statement of Net Assets
October 31, 2002

                                                           Number     Market
                                                         of Shares    Value
--------------------------------------------------------------------------------

 COMMON STOCK - 96.79%

 Banking & Finance - 6.34%
 Fannie Mae                                                   100   $   6,686
 Franklin Resources                                           400      13,196
 Freddie Mac                                                  300      18,474
 US Bancorp                                                   500      10,545
 Wells Fargo                                                  200      10,094
                                                                    ---------
                                                                       58,995
                                                                    ---------
 Buildings & Materials - 0.44%
 Masco                                                        200       4,112
                                                                    ---------
                                                                        4,112
                                                                    ---------
 Business Services - 2.47%
+Cendant                                                    2,000      23,000
                                                                    ---------
                                                                       23,000
                                                                    ---------
 Cable, Media & Publishing - 12.30%
+Clear Channel Communications                                 900      33,345
+Cox Communications Class A                                   200       5,480
 Gannett                                                      100       7,593
 Moody's Investors Services                                   500      23,550
+Viacom Class B                                             1,000      44,610
                                                                    ---------
                                                                      114,578
                                                                    ---------
 Computers & Technology - 4.87%
+Cisco Systems                                              1,500      16,770
 Linear Technology                                            400      11,056
+Microsoft                                                    300      16,041
+Veritas Software                                             100       1,525
                                                                    ---------
                                                                       45,392
                                                                    ---------
 Consumer Products - 4.85%
 Colgate-Palmolive                                            300      16,494
 Mattel                                                       600      11,016
 Procter & Gamble                                             200      17,690
                                                                    ---------
                                                                       45,200
                                                                    ---------
 Electronics & Electrical Equipment - 10.31%
+Analog Devices                                             1,300      34,840
 Emerson Electric                                             400      19,272
 Intel                                                        700      12,110
 Texas Instruments                                            800      12,688
+Xilinx                                                       900      17,091
                                                                    ---------
                                                                       96,001
                                                                    ---------


                                 2002 Annual Report o Delaware Pooled Trust   53

                                                           Number     Market
                                                         of Shares    Value
--------------------------------------------------------------------------------

 Energy - 7.67%
 Anadarko Petroleum                                           700   $  31,178
 Schlumberger                                                 400      16,044
 Transocean Sedco Forex                                     1,100      24,178
                                                                    ---------
                                                                       71,400
                                                                    ---------
 Food, Beverage & Tobacco - 2.27%
 Anheuser-Busch                                               400      21,104
                                                                    ---------
                                                                       21,104
                                                                    ---------
 Healthcare & Pharmaceuticals - 18.98%
 Abbott Laboratories                                          500      20,935
+Amgen                                                        600      27,936
 Baxter International                                         800      20,016
+Genentech                                                    500      17,045
+Guidant                                                      200       5,914
 McKesson                                                     900      26,829
 Medtronic                                                    500      22,400
 Pfizer                                                       700      22,239
 Wyeth                                                        400      13,400
                                                                    ---------
                                                                      176,714
                                                                    ---------
 Industrial Machinery - 1.13%
+Applied Materials                                            700      10,521
                                                                    ---------
                                                                       10,521
                                                                    ---------
 Insurance - 7.05%
 Allstate                                                     400      15,912
 Progressive                                                  200      11,000
+Travelers Property Casualty
   Class A                                                  1,200      15,924
 XL Capital Limited Class A                                   300      22,845
                                                                    ---------
                                                                       65,681
                                                                    ---------
 Leisure, Lodging & Entertainment - 3.80%
 Carnival Cruise Lines                                        400      10,448
 Harley-Davidson                                              300      15,690
 Marriott International Class A                               300       9,279
                                                                    ---------
                                                                       35,417
                                                                    ---------
 Retail - 10.89%
 Home Depot                                                   200       5,776
+Kohl's                                                       600      35,070
 Lowe's Companies                                             400      16,692
+Staples                                                    1,100      17,050
 Wal-Mart Stores                                              500      26,775
                                                                    ---------
                                                                      101,363
                                                                    ---------

                                                           Number     Market
                                                         of Shares    Value
--------------------------------------------------------------------------------

 Telecommunications - 0.49%
+Comcast Special Class A                                      200   $   4,602
                                                                    ---------
                                                                        4,602
                                                                    ---------
 Textiles, Apparel & Furniture - 0.35%
 Newell Rubbermaid                                            100       3,242
                                                                    ---------
                                                                        3,242
                                                                    ---------
 Transportation & Shipping - 2.58%
 United Parcel Service Class B                                400      24,004
                                                                    ---------
                                                                       24,004
                                                                    ---------
--------------------------------------------------------------------------------
Total Common Stock
(cost $1,115,741)                                                     901,326
================================================================================

                                                         Principal
                                                           Amount
--------------------------------------------------------------------------------

 REPURCHASE AGREEMENTS - 3.01%

 With BNP Paribas 1.86%
   11/1/02 (dated 10/31/02,
   collateralized by $10,738
   U.S. Treasury Bills due 4/24/03, market
   value $10,668)                                         $10,454      10,454
 With J. P. Morgan Securities
   1.86% 11/1/02 (dated
   10/31/02, collateralized
   by $7,285 U.S. Treasury
   Bills due 5/1/03, market
   value $7,235)                                            7,092       7,092
 With UBS Warburg 1.86%
   11/1/02 (dated 10/31/02,
   collateralized by $10,192
   U.S. Treasury Notes 5.75%
   due 8/15/03, market
   value $10,665)                                          10,454      10,454
--------------------------------------------------------------------------------
 Total Repurchase Agreements
 (cost $28,000)                                                        28,000
================================================================================



54   Delaware Pooled Trust o 2002 Annual Report

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.80%
(COST $1,143,741)                                                    $929,326
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
NET OF LIABILITIES - 0.20%                                              1,885
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   236,744 SHARES OUTSTANDING;
   EQUIVALENT TO $3.93
   PER SHARE - 100.00%                                               $931,211
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                         $2,008,961
Undistributed net investment income                                       132
Accumulated net realized loss
   on investments                                                    (863,467)
Net unrealized depreciation
   of investments                                                    (214,415)
--------------------------------------------------------------------------------
Total net assets                                                     $931,211
================================================================================

+Non-income producing security for the year ended October 31, 2002.

See accompanying notes

Delaware Pooled Trust--The Mid-Cap
Growth Equity Portfolio
Statement of Net Assets
October 31, 2002

                                                           Number     Market
                                                         of Shares    Value
--------------------------------------------------------------------------------

 COMMON STOCK - 84.09%

 Banking & Finance - 13.26%
 Countrywide Credit Industries                                300    $ 15,093
 Lehman Brothers Holdings                                     500      26,635
 Mercantile Bankshares                                      1,000      38,940
 Moody's Investors Services                                   600      28,260
 New York Community Bancorp                                 1,000      29,060
 North Fork Bancorporation                                    600      23,076
 T Rowe Price Group                                         1,700      47,991
 TCF Financial                                              1,300      55,171
 Zions Bancorporation                                       1,100      44,231
                                                                    ---------
                                                                      308,457
                                                                    ---------
 Basic Industry/Capital Goods - 0.64%
+Mettler-Toledo International                                 500      14,975
                                                                    ---------
                                                                       14,975
                                                                    ---------
 Buildings & Materials - 2.90%
 Centex                                                     1,000      45,480
 Lennar                                                       400      22,068
                                                                    ---------
                                                                       67,548
                                                                    ---------
 Business Services - 4.14%
+Lamar Advertising                                            900      30,546
 Manpower                                                   1,000      34,100
+Robert Half International                                  1,900      31,730
                                                                    ---------
                                                                       96,376
                                                                    ---------
 Chemicals - 1.18%
 Sigma-Aldrich                                                600      27,450
                                                                    ---------
                                                                       27,450
                                                                    ---------
 Computers & Technology - 3.49%
+Novellus Systems                                             900      28,440
+VERITAS Software                                             600       9,150
+Xilinx                                                     2,300      43,677
                                                                    ---------
                                                                       81,267
                                                                    ---------
 Consumer Products - 1.02%
 Mattel                                                     1,300      23,868
                                                                    ---------
                                                                       23,868
                                                                    ---------
 Energy - 5.20%
+Cooper Cameron                                             1,200      55,944
 Devon Energy                                                 600      30,300
+Nabors Industries                                          1,000      34,970
                                                                    ---------
                                                                      121,214
                                                                    ---------



                                 2002 Annual Report o Delaware Pooled Trust   55

                                                           Number     Market
                                                         of Shares    Value
--------------------------------------------------------------------------------

 Healthcare & Pharmaceuticals - 10.14%
+Accredo Health                                               500    $ 23,140
 Allergan                                                     800      43,560
 AmerisourceBergen Class A                                    700      49,805
+Guidant                                                      400      11,828
+IDEC Pharmaceuticals                                         700      32,214
+MedImmune                                                  2,000      51,100
+Millennium Pharmaceuticals                                 3,300      24,552
                                                                    ---------
                                                                      236,199
                                                                    ---------

 Insurance - 6.30%
 Ambac Financial Group                                        450      27,810
 Fidelity National Financial                                1,400      42,280
 PartnerRe                                                  1,100      58,300
+Willis Group Holdings                                        600      18,360
                                                                    ---------
                                                                      146,750
                                                                    ---------

 Leisure, Lodging & Entertainment - 8.17%
+Brinker International                                      1,800      51,102
 Darden Restaurants                                         2,650      50,297
+Host Marriott                                              2,900      23,780
 Marriott International Class A                               800      24,744
 Royal Caribbean Cruises                                    2,200      40,392
                                                                    ---------
                                                                      190,315
                                                                    ---------

 Retail - 12.79%
+Bed Bath & Beyond                                          2,100      74,466
+Dollar Tree Stores                                         2,700      70,983
+Kohl's                                                     1,400      81,830
+Staples                                                    2,400      37,200
+Williams-Sonoma                                            1,400      33,320
                                                                    ---------
                                                                      297,799
                                                                    ---------

 Telecommunications - 8.97%
+Applied Micro Circuits                                     5,300      20,776
+Brocade Communications
   Systems                                                  3,300      22,671
+Ciena                                                      4,759      17,513
+Emulex                                                     2,200      39,490
+Intersil Holdings                                          1,300      22,087
+L-3 Communications                                           500      23,500
 Linear Technology                                          1,400      38,696
+Network Appliance                                          2,700      24,222
                                                                    ---------
                                                                      208,955
                                                                    ---------

 Textiles, Apparel & Furniture - 3.97%
 Cintas                                                     1,150      54,361
+Jones Apparel Group                                        1,100      38,104
                                                                    ---------
                                                                       92,465
                                                                    ---------

                                                           Number     Market
                                                         of Shares    Value
--------------------------------------------------------------------------------

 Transportation - 1.92%

+Ryanair Holdings ADR                                       1,200   $  44,652
                                                                    ---------
                                                                       44,652
                                                                    ---------
--------------------------------------------------------------------------------
Total Common Stock
(cost $2,018,931)                                                   1,958,290
================================================================================

                                                         Principal
                                                           Amount
--------------------------------------------------------------------------------

 REPURCHASE AGREEMENTS - 15.54%

 With BNP Paribas 1.86% 11/1/02
   (dated 10/31/02, collateralized
   by $138,800 U.S. Treasury Bills
   due 4/24/03,
   market value $137,924)                                $135,200    $135,200
 With J. P. Morgan Securities
   1.86% 11/1/02
   (dated 10/31/02,
   collateralized by $94,200
   U.S. Treasury Bills due 5/1/03,
   market value $93,533)                                   91,650      91,650
 With UBS Warburg 1.86%
   11/1/02 (dated 10/31/02,
   collateralized by $131,800
   U.S. Treasury Notes 5.75%
   due 8/15/03,
   market value $137,880)                                 135,150     135,150
--------------------------------------------------------------------------------
 Total Repurchase Agreements
 (cost $362,000)                                                      362,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 99.63%
(COST $2,380,931)                                                   2,320,290
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.37%                                           8,542
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   951,456 SHARES OUTSTANDING;
   EQUIVALENT TO $2.45
   PER SHARE - 100.00%                                             $2,328,832
================================================================================


56   Delaware Pooled Trust o 2002 Annual Report

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                        $2,961,938
Accumulated net realized loss
   on investments                                                   (572,465)
Net unrealized depreciation
   of investments                                                    (60,641)
--------------------------------------------------------------------------------
Total net assets                                                  $2,328,832
================================================================================

+Non-income producing security for the year ended October 31, 2002.

 ADR - American Depositary Receipts



See accompanying notes

Delaware Pooled Trust--The Small-Cap
Growth Equity Portfolio
Statement of Net Assets
October 31, 2002

                                                           Number     Market
                                                         of Shares    Value
--------------------------------------------------------------------------------

 COMMON STOCK - 93.57%

 Banking & Finance - 9.12%
 City National                                             22,100  $1,000,025
 Cullen/Frost Bankers                                      23,100     799,953
 Doral Financial                                           20,976     550,830
 Downey Financial                                          14,300     553,410
+Southwest Bancorp of Texas                                 8,100     228,825
 Sovereign Bancorp                                         24,100     339,328
 Webster Financial                                         14,100     456,981
                                                                   ----------
                                                                    3,929,352
                                                                   ----------

 Basic Industry/Capital Goods - 2.99%
+Mettler-Toledo International                              22,800     682,860
+MSC Industrial Direct Class A                             28,981     375,594
 Roper Industries                                           6,000     231,600
                                                                   ----------
                                                                    1,290,054
                                                                   ----------

 Business Services - 3.21%
+Bright Horizons Family Solutions                          16,153     436,939
+Fisher Scientific International                           11,000     314,600
 Hilb, Rogal & Hamilton                                     4,400     180,400
+Resources Connection                                      26,300     450,256
                                                                   ----------
                                                                    1,382,195
                                                                   ----------

 Consumer Durable/Cyclical - 6.10%
 D.R. Horton                                               50,109     965,600
+Gentex                                                    35,200   1,037,696
 KB HOME                                                    9,600     453,120
+WCI Communities                                           17,400     173,130
                                                                   ----------
                                                                    2,629,546
                                                                   ----------

 Consumer Non-Durable/Other - 4.85%
+American Italian Pasta Class A                            17,024     586,477
+Krispy Kreme Doughnuts                                    36,328   1,246,050
+Peet's Coffee & Tea                                       17,900     258,118
                                                                   ----------
                                                                    2,090,645
                                                                   ----------

 Consumer Non-Durable/Retail - 11.83%
+Coach                                                     37,696   1,121,456
+Cost Plus                                                 31,046     897,260
+Dollar Tree Stores                                        49,978   1,313,922
+Gamestop                                                  11,900     213,010
+Linens' N Things                                           9,200     216,292
+PETsMART                                                  11,100     212,121
+Rent-A-Center                                             11,400     505,590
+Too                                                       24,536     620,761
                                                                   ----------
                                                                    5,100,412
                                                                   ----------


                                 2002 Annual Report o Delaware Pooled Trust   57

                                                           Number     Market
                                                         of Shares    Value
--------------------------------------------------------------------------------

 Consumer Services/Entertainment & Leisure - 13.22%
+Cumulus Media                                             42,200   $ 723,308
+Extended Stay America                                     53,277     665,963
+Getty Images                                              21,571     618,225
 Gray Television Class B                                   51,000     451,350
+Hotels.com                                                 4,100     255,635
+LIN TV Class A                                            39,000     804,569
+Mediacom Communications                                   77,467     422,195
+Radio One                                                 37,000     621,600
+Westwood One                                              27,356     993,022
+Wynn Resorts                                              10,900     137,449
                                                                   ----------
                                                                    5,693,316
                                                                   ----------

 Consumer Services/Other - 2.10%
 Four Seasons Hotels                                        9,300     305,505
+West                                                      37,263     597,699
                                                                   ----------
                                                                      903,204
                                                                   ----------

 Consumer Services/Restaurants - 6.90%
+California Pizza Kitchen                                   9,800     259,906
+Cheesecake Factory                                        33,349   1,130,531
 Ruby Tuesday                                              20,754     362,157
+Sonic                                                     52,550   1,222,839
                                                                   ----------
                                                                    2,975,433
                                                                   ----------

 Energy - 1.66%
+Pride International                                       39,700     551,036
 Rowan Companies                                            8,100     165,159
                                                                   ----------
                                                                      716,195
                                                                   ----------

 Financial/Insurance - 9.33%
 Berkley (W.R.)                                            19,200     713,280
 Everest Re Group                                          13,300     771,666
 HCC Insurance Holdings                                    13,000     318,890
+IPC Holdings                                               1,800      56,106
 PartnerRe                                                 21,800   1,155,400
 Radian Group                                              13,800     486,726
 RenaissanceRe Holdings                                    12,700     520,700
                                                                   ----------
                                                                    4,022,768
                                                                   ----------

 Financial/Other - 0.12%
+IndyMac Bancorp                                            2,800      52,192
                                                                   ----------
                                                                       52,192
                                                                   ----------

 Healthcare & Pharmaceuticals - 10.63%
+CIMA Labs                                                 21,958     512,939
+Cubist Pharmaceuticals                                    45,433     293,497
+Cv Theraputics                                            16,900     405,600
+Exelixis                                                  42,400     209,456
+First Horizon Pharmaceutical                              46,300     169,921

                                                           Number     Market
                                                         of Shares    Value
--------------------------------------------------------------------------------

+Inhale Therapeutic Systems                                60,568 $   385,212
+Inspire Pharmaceuticals                                   16,641      96,518
+Neurocrine Biosciences                                    27,183   1,220,517
+Scios                                                     14,900     430,014
+Trimeris                                                  16,259     860,101
                                                                   ----------
                                                                    4,583,775
                                                                   ----------

 Healthcare/Services - 1.43%
+Priority Healthcare Class B                               15,600     378,924
+Triad Hospitals                                            6,500     237,250
                                                                   ----------
                                                                      616,174
                                                                   ----------

 Technology/Communications - 3.88%
+Advanced Fibre
   Communications                                          56,252     910,101
+Applied Micro Circuits                                    38,156     149,572
+CIENA                                                     52,763     194,168
+Tekelec                                                   48,505     420,053
                                                                   ----------
                                                                    1,673,894
                                                                   ----------

 Technology/Hardware - 1.36%
+CoorsTek                                                  15,140     225,586
+Micrel                                                    43,571     359,896
                                                                   ----------
                                                                      585,482
                                                                   ----------

 Technology/Software - 3.90%
+Cerner                                                     9,500     338,295
 Henry(Jack) & Associates                                  50,530     519,398
+NetIQ                                                      9,745     137,502
+Quest Software                                            42,900     468,468
+Webex Communications                                      13,972     219,081
                                                                   ----------
                                                                    1,682,744
                                                                   ----------

 Transportation - 0.94%
+Arkansas Best                                             13,500     404,325
                                                                   ----------
                                                                      404,325
                                                                   ----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $42,041,081)                                                 40,331,706
================================================================================

                                                       Principal
                                                        Amount
--------------------------------------------------------------------------------

 REPURCHASE AGREEMENTS - 6.89%

 With BNP Paribas 1.86%
   11/1/02 (dated 10/31/02,
   collateralized by $1,139,350
   U.S. Treasury Bills due 4/24/03,
   market value $1,131,966)                            $1,109,250   1,109,250



58   Delaware Pooled Trust o 2002 Annual Report

                                                       Principal     Market
                                                         Amount       Value
--------------------------------------------------------------------------------

With J. P. Morgan Securities
   1.86% 11/1/02
   (dated 10/31/02,
   collateralized by $773,000
   U.S. Treasury Bills
   due 5/1/03,
   market value $767,639)                                $752,500  $  752,500
With UBS Warburg 1.86%
   11/1/02 (dated 10/31/02,
   collateralized by $1,081,400
   U.S. Treasury Notes 5.75%
   due 8/15/03,
   market value $1,131,606)                             1,109,250   1,109,250
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $2,971,000)                                                   2,971,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 100.46%
(COST $45,012,081)                                                 43,302,706
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (0.46%)                                        (199,003)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   4,255,087 SHARES
   OUTSTANDING; EQUIVALENT
   TO $10.13 PER SHARE - 100.00%                                  $43,103,703
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                        $61,003,024
Accumulated net realized loss
   on investments                                                 (16,189,946)
Net unrealized depreciation
   of investments                                                  (1,709,375)
--------------------------------------------------------------------------------
Total net assets                                                  $43,103,703
================================================================================

+Non-income producing security for the year ended October 31, 2002.



See accompanying notes

Delaware Pooled Trust--
The Real Estate Investment Trust Portfolio II
Statement of Net Assets
October 31, 2002

                                                          Number      Market
                                                         of Shares     Value
--------------------------------------------------------------------------------

 COMMON STOCK - 87.46%

 Diversified REITs - 4.65%
 Keystone Property Trust                                   29,000   $ 480,530
 Vornado Realty Trust                                      17,400     639,450
                                                                    ---------
                                                                    1,119,980
                                                                    ---------

 Healthcare REITs - 1.39%
 Healthcare Realty Trust                                   10,800     334,368
                                                                    ---------
                                                                      334,368
                                                                    ---------

 Hotel REITs - 5.10%
+Host Marriott                                             65,000     533,000
 LaSalle Hotel Properties                                  38,000     497,800
 MeriStar Hospitality                                      25,900     196,840
                                                                    ---------
                                                                    1,227,640
                                                                    ---------

 Industrial REITs - 9.30%
 AMB Property                                              34,980     937,464
 ProLogis Trust                                            53,800   1,301,960
                                                                    ---------
                                                                    2,239,424
                                                                    ---------

 Mall REITs - 10.42%
 CBL & Associates Properties                                8,000     295,680
 General Growth Properties                                 25,300   1,216,424
 Rouse                                                      4,700     139,355
 Simon Property Group                                      25,070     856,141
                                                                    ---------
                                                                    2,507,600
                                                                    ---------

 Manufactured Housing REITs - 3.39%
 Chateau Communities                                       20,180     450,216
 Sun Communities                                           10,840     366,934
                                                                    ---------
                                                                      817,150
                                                                    ---------

 Multifamily REITs - 11.02%
 Apartment Investment &
   Management-Class A                                      21,090     741,102
 AvalonBay Communities                                     17,051     642,823
 Camden Property Trust                                     22,100     692,614
 Equity Residential
   Properties Trust                                        24,300     576,396
                                                                    ---------
                                                                    2,652,935
                                                                    ---------

 Office REITs - 18.36%
 Alexandria Real Estate Equities                           14,500     609,000
 CarrAmerica Realty                                        28,790     683,475
 Equity Office Properties Trust                            73,711   1,774,960



                                 2002 Annual Report o Delaware Pooled Trust   59

                                                          Number      Market
                                                         of Shares     Value
--------------------------------------------------------------------------------

 Prentiss Properties Trust                                 27,375  $  737,756
 SL Green Realty                                           21,080     615,114
                                                                    ---------
                                                                    4,420,305
                                                                    ---------

 Office/Industrial REITs - 8.31%
 Duke Realty                                               26,340     640,062
 Liberty Property Trust                                    18,933     555,494
 Reckson Associates Realty                                 39,630     804,886
                                                                    ---------
                                                                    2,000,442
                                                                    ---------

 Real Estate Operating Companies - 3.12%
+Catellus Development                                      28,660     510,148
 Starwood Hotels &
   Resorts Worldwide                                       10,300     239,990
                                                                    ---------
                                                                      750,138
                                                                    ---------

 Retail Strip Centers REITs - 12.40%
 Chelsea Property Group                                    23,500     764,925
 Developers Diversified Realty                             28,600     612,040
 Federal Realty
   Investment Trust                                        17,500     461,125
 Pan Pacific Retail Properties                             19,090     639,515
 Ramco-Gershenson Properties                               26,700     508,635
                                                                    ---------
                                                                    2,986,240
                                                                    ---------
--------------------------------------------------------------------------------
 Total Common Stock
 (cost $22,520,337)                                                21,056,222
================================================================================

                                                      Principal
                                                        Amount
--------------------------------------------------------------------------------

 REPURCHASE AGREEMENTS - 13.79%

 With BNP Paribas 1.86%
   11/1/02 (dated 10/31/02,
   collateralized by $1,272,800
   U.S. Treasury Bills
   due 4/24/03, market
   value $1,264,556)                                   $1,239,200   1,239,200
 With J. P. Morgan Securities
   1.86% 11/1/02
   (dated 10/31/02,
   collateralized by $863,500
   U.S. Treasury Bills due 5/1/03,
   market value $857,554)                                 840,600     840,600

                                                       Principal      Market
                                                         Amount       Value
--------------------------------------------------------------------------------

With UBS Warburg 1.86%
   11/1/02 (dated 10/31/02,
   collateralized by $1,208,100
   U.S. Treasury Notes 5.75%
   due 8/15/03, market
   value $1,264,153)                                   $1,239,200  $1,239,200
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $3,319,000)                                                   3,319,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 101.25%
(COST $25,839,337)                                                 24,375,222
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (1.25%)                                        (301,791)
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   1,389,891 SHARES
   OUTSTANDING; EQUIVALENT
   TO $17.32 PER SHARE - 100.00%                                  $24,073,431
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                        $25,716,319
Undistributed net investment income                                   610,792
Accumulated net realized loss
   on investments                                                    (789,565)
Net unrealized depreciation
   of investments                                                  (1,464,115)
--------------------------------------------------------------------------------
Total net assets                                                  $24,073,431
================================================================================

+Non-income producing security for the year ended October 31, 2002.

 REIT - Real Estate Investment Trust



See accompanying notes




60   Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust--The Intermediate Fixed Income Portfolio
Statement of Net Assets
October 31, 2002

                                                        Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 6.77%

Fannie Mae Series
   02-70 QD 5.50% 6/25/26                                $ 25,000    $ 26,031
Freddie Mac Series
   2303 CW 8.50% 11/15/24                                  79,488      83,024
Freddie Mac Series
   T-11 A6 6.50% 9/25/18                                  100,000     103,524
Freddie Mac Series
   T-50 A3 2.182% 9/27/07                                  60,000      59,344
GNMA Series
   02-61 BA 4.648% 3/16/26                                 15,000      15,116
GNMA Series 02-62 B
   4.763% 1/16/25                                          15,000      15,217
GNMA Series 98-9 B
   6.85% 12/20/25                                         115,083     117,304
--------------------------------------------------------------------------------
Total Agency Collateralized
Mortgage Obligations
(cost $418,192)                                                       419,560
================================================================================

AGENCY MORTGAGE-BACKED SECURITIES - 10.79%

Fannie Mae
   5.50% 11/1/32 TBA                                       30,000      30,309
   6.00% 4/1/17                                            55,737      58,140
   6.00% 11/1/32 TBA                                      125,000     128,477
   6.50% 10/1/16                                              720         756
   6.50% 11/1/32 TBA                                      400,000     414,500
   7.50% 2/1/30                                            34,238      36,239
--------------------------------------------------------------------------------
Total Agency Mortgage-Backed
Securities (cost $664,752)                                            668,421
================================================================================

AGENCY OBLIGATIONS - 8.83%

Fannie Mae
   4.75% 6/18/07                                           30,000      31,289
   5.50% 2/15/06                                          375,000     409,227
Freddie Mac
   3.50% 9/15/07                                          105,000     106,648
--------------------------------------------------------------------------------
Total Agency Obligations
(cost $512,717)                                                       547,164
================================================================================

ASSET-BACKED SECURITIES - 11.28%

DVI Receivables Series
   01-1 A4 5.808% 4/11/09                                 200,000     213,187
MBNA Credit Card
   Master Note Trust
   Series 01-A1
   A1 5.75% 10/15/08                                       80,000      87,500

                                                        Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------

 MBNA Credit Card
   Master Note Trust
   Series 02-A1
   A1 4.95% 6/15/09                                      $ 60,000    $ 64,366
 NationsCredit Grantor
   Trust Series 97-1 A
   6.75% 8/15/13                                           85,673      92,039
 Sharp Series 02-HE2 N
   9.50% 8/25/32                                           20,000      19,930
 SLMA Student Loan
   Trust Series 97-4 A2
   2.403% 10/25/10                                        220,000     221,810
--------------------------------------------------------------------------------
 Total Asset-Backed Securities
 (cost $672,805)                                                      698,832
================================================================================

 COMMERCIAL MORTGAGE-BACKED SECURITIES - 5.45%

 Chase Commercial Mortgage
   Securities Series 96-2 C
   6.90% 11/19/28                                         120,000     133,740
 Commercial Mortgage
   Series 00-C1 A1
   7.206% 9/15/08                                         114,236     127,001
 First Union National Bank
   Commercial Mortgage
   Series 02-C1 A2
   6.141% 2/12/34                                          15,000      16,417
 LB-UBS Commercial Mortgage
   Trust Series 01-C3 A2
   6.365% 12/15/28                                         55,000      60,631
--------------------------------------------------------------------------------
 Total Commercial Mortgage-Backed
 Securities (cost $309,016)                                           337,789
================================================================================

 CORPORATE BONDS - 34.91%

 Banking, Finance & Insurance - 11.01%
+AON 144A 2.775% 1/15/03                                   15,000      14,924
 Banco Santander -
   Chile 6.50% 11/1/05                                     50,000      53,387
 Bank of Hawaii
   6.875% 6/1/03                                           30,000      30,759
 BB&T 4.75% 10/1/12                                        20,000      19,794
 Citigroup 5.625% 8/27/12                                  30,000      30,922
 Credit Suisse First Boston
   USA 5.75% 4/15/07                                       25,000      25,993
+Erac USA Finance 144A
   7.35% 6/15/08                                           45,000      49,086
 First Bank National Association
   7.30% 8/15/05                                           85,000      96,044
 Ford Motor Credit
   6.875% 2/1/06                                           20,000      18,452



                                 2002 Annual Report o Delaware Pooled Trust   61

                                                        Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------

General Electric Capital
   4.25% 1/28/05                                          $75,000    $ 77,659
   6.875% 11/15/10                                         30,000      33,606
GMAC
   6.125% 2/1/07                                           60,000      57,534
   6.875% 8/28/12                                          15,000      13,598
   7.00% 2/1/12                                            15,000      13,847
Morgan Stanley Dean
   Witter 6.60% 4/1/12                                     25,000      27,217
PNC Financial Group
   7.50% 11/1/09                                           25,000      28,401
Popular North America
   6.125% 10/15/06                                         25,000      26,824
Regions Financial
   6.375% 5/15/12                                          35,000      38,720
XL Capital 6.50% 1/15/12                                   25,000      25,496
                                                                    ---------
                                                                      682,263
                                                                    ---------

 Building & Materials - 0.35%
 Valspar 6.00% 5/1/07                                      20,000      21,320
                                                                    ---------
                                                                       21,320
                                                                    ---------

 Cable, Media & Publishing - 2.87%
 ABC Family Worldwide
   10.25% 11/1/07                                          13,573      14,337
 AOL Time Warner
   5.625% 5/1/05                                           15,000      14,953
   6.75% 4/15/11                                           40,000      39,189
   7.70% 5/1/32                                            35,000      32,252
 Comcast Cable Communications
   6.75% 1/30/11                                           10,000       9,560
 Liberty Media 7.75% 7/15/09                                5,000       5,164
 Scholastic 5.75% 1/15/07                                  15,000      15,929
 Thomson 5.75% 2/1/08                                      20,000      21,401
 USA Interactive
   6.75% 11/15/05                                          25,000      24,664
                                                                    ---------
                                                                      177,449
                                                                    ---------

 Consumer Products - 1.42%
+Fortune Brands 144A
   7.125% 11/1/04                                          15,000      16,226
 Maytag 6.875% 12/1/06                                     35,000      38,711
 Wyeth 6.70% 3/15/11                                       30,000      32,837
                                                                    ---------
                                                                       87,774
                                                                    ---------

 Consumer Services - 0.25%
+Science Application International
   144A 6.25% 7/1/12                                       15,000      15,678
                                                                    ---------
                                                                       15,678
                                                                    ---------

 Energy - 8.31%
 Anadarko Petroleum
   5.00% 10/1/12                                           15,000      14,947

                                                        Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------

 Apache Financial Property
   7.00% 3/15/09                                          $25,000    $ 28,569
 Burlington Resources Finance
   5.70% 3/1/07                                            30,000      32,306
+Colonial Pipeline 144A
   7.63% 4/15/32                                           40,000      45,458
 El Paso Energy 7.00% 5/15/11                              25,000      16,528
 Kerr-McGee 5.875% 9/15/06                                 20,000      21,603
 Marathon Oil 5.375% 6/1/07                                20,000      21,074
+Nabors Holdings 144A
   4.875% 8/15/09                                          30,000      30,690
+Nabors Industries 144A
   5.375% 8/15/12                                          40,000      40,269
 Nabors Industries
   6.80% 4/15/04                                           15,000      15,830
 Natural Fuel Gas
   7.30% 2/18/03                                           10,000      10,134
+Northern Border Pipeline 144A
   6.25% 5/1/07                                            20,000      21,023
 Occidental Petroleum
   5.875% 1/15/07                                          15,000      16,089
 Oneok 7.75% 8/15/06                                       25,000      27,565
 Tennessee Gas Pipeline
   8.375% 6/15/32                                          30,000      28,590
 Transocean 6.75% 4/15/05                                  30,000      31,983
 Union Oil Company of California
   6.375% 2/1/04                                           15,000      15,646
 USX Corporation
   9.125% 1/15/13                                          40,000      50,176
 Valero Energy
   6.125% 4/15/07                                          15,000      14,998
   6.875% 4/15/12                                          10,000       9,659
 Western Atlas
   7.875% 6/15/04                                          20,000      21,647
                                                                    ---------
                                                                      514,784
                                                                    ---------

 Food, Beverage & Tobacco - 2.18%
 Delhaize America
   9.00% 4/15/31                                           10,000       7,865
 Kroger 8.15% 7/15/06                                      15,000      16,975
 PepsiAmericas
   3.875% 9/12/07                                          25,000      25,106
 Philip Morris
   7.75% 1/15/27                                           25,000      26,635
 RJ Reynolds Tobacco
   7.25% 6/1/12                                            25,000      25,542
 UST 8.80% 3/15/05                                         20,000      22,412
+UST 144A 6.625% 7/15/12                                   10,000      10,654
                                                                    ---------
                                                                      135,189
                                                                    ---------

 Industrial Machinery - 0.51%
 Johnson Controls
   5.00% 11/15/06                                          20,000      20,756
 York International
   6.625% 8/15/06                                          10,000      10,926
                                                                    ---------
                                                                       31,682
                                                                    ---------

62   Delaware Pooled Trust o 2002 Annual Report

                                                        Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------

 Metals & Mining - 1.23%
 Falconbridge 7.35% 6/5/12                                $40,000    $ 41,322
 Newmont Mining
   8.625% 5/15/11                                          30,000      35,011
                                                                    ---------
                                                                       76,333
                                                                    ---------

 Retail - 0.72%
 Lowe's 7.50% 12/15/05                                     25,000      28,171
 Wendy's International
   6.20% 6/15/14                                           15,000      16,521
                                                                    ---------
                                                                       44,692
                                                                    ---------

 Telecommunications - 2.89%
 AT&T
   6.50% 11/15/06                                          35,000      35,037
   6.50% 3/15/29                                           10,000       8,630
 AT&T Wireless Services
   7.875% 3/1/11                                           10,000       8,715
   8.125% 5/1/12                                           10,000       8,716
 Citizens Communications
   6.375% 8/15/04                                          35,000      35,017
+Intelsat 144A 7.625% 4/15/12                              15,000      15,271
+Singapore Telecommunications
   144A 6.375% 12/1/11                                     20,000      21,221
 Sprint Capital
   6.875% 11/15/28                                         10,000       6,646
+Verizon Wireless Capital 144A
   5.375% 12/15/06                                         40,000      39,538
                                                                    ---------
                                                                      178,791
                                                                    ---------

 Transportation & Shipping - 0.40%
 American Airlines
   6.817% 5/23/11                                          10,000       7,923
 Delta Air Lines
   7.299% 9/18/06                                          25,000      17,030
                                                                    ---------
                                                                       24,953
                                                                    ---------

 Utilities - 2.77%
 Carolina P & L 6.50% 7/15/12                              10,000      10,451
 Consumers Energy
   6.00% 3/15/05                                           15,000      14,404
 Detroit Edison 5.05% 10/1/05                              10,000      10,510
 Florida Power 8.00% 12/1/22                               40,000      41,626
 Great Lakes Power
   9.00% 8/1/04                                            10,000      10,635
+Northern States Power -
   Minnesota 144A
   8.00% 8/28/12                                           25,000      26,592
+Public Service Company
   of Colorado 144A
   7.875% 10/1/12                                          20,000      20,744

                                                        Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------

 Sempra Energy 6.80% 7/1/04                               $15,000    $ 15,208
 Southern Company Capital
   5.30% 2/1/07                                            20,000      21,177
                                                                    ---------
                                                                      171,347
                                                                    ---------
--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $2,106,024)                                                   2,162,255
================================================================================

U.S. TREASURY OBLIGATIONS - 18.49%

U.S. Treasury Bond
   5.375% 2/15/31                                          60,000      63,349
U.S. Treasury Inflation Index Notes
   3.00% 7/15/12                                           35,111      36,927
   3.375% 4/15/32                                          25,366      27,530
   3.625% 1/15/08                                         144,950     157,135
U.S. Treasury Notes
   2.125% 8/31/04                                          30,000      30,272
   2.25% 7/31/04                                           25,000      25,281
   3.00% 2/29/04                                           40,000      40,825
   3.25% 8/15/07                                           25,000      25,583
   3.375% 4/30/04                                         230,000     236,371
  *4.25% 3/31/03                                           70,000      70,859
   4.375% 8/15/12                                         415,000     430,952

--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost $1,139,426)                                                   1,145,084
================================================================================

                                                           Number
                                                         of Shares
--------------------------------------------------------------------------------

 PREFERRED STOCK - 1.06%

+Centaur Funding 144A 9.08%                                    75      65,344

--------------------------------------------------------------------------------
Total Preferred Stock
(cost $80,133)                                                         65,344
================================================================================

                                                           Principal
                                                             Amount
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 10.33%

With BNP Paribas 1.86%
   11/1/02 (dated 10/31/02,
   collateralized by $245,000
   U.S. Treasury Bills due 4/24/03,
   market value $243,843)                                $239,000     239,000



                                 2002 Annual Report o Delaware Pooled Trust   63

                                                        Principal      Market
                                                         Amount         Value
--------------------------------------------------------------------------------

With J. P. Morgan Securities
   1.86% 11/1/02
   (dated 10/31/02,
   collateralized by $167,000
   U.S. Treasury Bills
   due 5/1/03,
   market value $165,362)                                $162,000    $162,000
With UBS Warburg 1.86%
   11/1/02 (dated 10/31/02,
   collateralized by $233,000
   U.S. Treasury Notes 5.75%
   due 8/15/03,
   market value $243,766)                                 239,000     239,000
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $640,000)                                                       640,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 107.91%
(COST $6,543,065)                                                   6,684,449
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (7.91%)                                        (490,016)**
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   617,251 SHARES
   OUTSTANDING; EQUIVALENT
   TO $10.04 PER SHARE - 100.00%                                   $6,194,433
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest (unlimited
   authorization - no par)                                         $6,448,104
Accumulated net realized loss
   on investments                                                    (390,284)
Net unrealized appreciation
   of investments                                                     136,613
--------------------------------------------------------------------------------
Total net assets                                                   $6,194,433
================================================================================

 + Securities exempt from registration under Rule 144A of the Securities Act of
   1933. See Note #12 in "Notes to Financial Statements".
 * Fully or partially pledged as collateral for financial futures contracts and options written.
** Of this amount, $604,380 represents payable for securities purchased as of October 31, 2002.

   SLMA - Student Loan Marketing Association
   GNMA - Ginnie Mae
   TBA - To be announced


See accompanying notes

Delaware Pooled Trust--
The Core Fixed Income Portfolio (formerly
The Aggregate Fixed Income Portfolio)
Statement of Net Assets
October 31, 2002

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 2.86%

Fannie Mae Series 02-70 QD
   5.50% 6/25/26                                          $15,000     $15,619
Freddie Mac Series 2303 CW
   8.50% 11/15/24                                          37,406      39,070
Freddie Mac Series T-50 A3
   2.182% 9/27/07                                          10,000       9,891
GNMA Series 02-61 BA
   4.648% 3/16/26                                           5,000       5,039
GNMA Series 02-62 B
   4.763% 1/16/25                                           5,000       5,072
--------------------------------------------------------------------------------
Total Agency Collateralized Mortgage
Obligations (cost $75,509)                                             74,691
================================================================================

AGENCY MORTGAGE-BACKED SECURITIES - 34.98%

Fannie Mae
   5.50% 11/1/32 TBA                                       35,000      35,361
   6.00% 4/1/17                                            23,225      24,226
   6.00% 6/1/17                                            32,991      34,414
   6.00% 11/1/32 TBA                                      205,000     210,702
   6.50% 11/1/32 TBA                                      335,000     347,145
   6.50% 10/1/32                                           49,640      51,470
   7.50% 2/1/30                                            38,414      40,658
   7.50% 6/1/31                                            54,972      58,167
   7.50% 10/1/31                                            5,840       6,179
GNMA
   6.50% 12/15/23                                          52,585      55,247
   6.50% 9/15/32                                           24,977      26,047
   7.50% 12/15/31                                          21,685      23,068
--------------------------------------------------------------------------------
Total Agency Mortgage-Backed
Securities (cost $903,944)                                            912,684
================================================================================

AGENCY OBLIGATIONS - 1.85%

Fannie Mae 4.75% 6/18/07                                   10,000      10,430
Freddie Mac 5.875% 3/21/11                                 35,000      37,907
--------------------------------------------------------------------------------
Total Agency Obligations
(cost $46,470)                                                         48,337
================================================================================

ASSET-BACKED SECURITIES - 6.50%

DVI Receivables Series 01-1 A4
   5.808% 4/11/09                                          50,000      53,297


64   Delaware Pooled Trust o 2002 Annual Report

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

 Peoplefirst.com Auto
   Receivables Owner Trust
   Series 00-2 A4
   6.43% 9/15/07                                          $50,000     $51,709
 PSE&G Transition Funding
   Series 01-1 A3
   5.98% 6/15/08                                           50,000      54,519
 Sharp Series 02-HE2 N
   9.50% 8/25/32                                           10,000       9,965
--------------------------------------------------------------------------------
 Total Asset-Backed Securities
 (cost $159,938)                                                      169,490
================================================================================

 COMMERCIAL MORTGAGE-BACKED SECURITIES - 7.21%

 Chase Commercial Mortgage
   Securities Series 96-2 C
   6.90% 11/19/28                                          35,000      39,008
 Commercial Mortgage
   Series 00-C1 A1
   7.206% 9/15/08                                          61,511      68,384
 First Union National Bank
   Commercial Mortgage
   Series 99-C4 A1
   7.184% 9/15/08                                          40,421      44,338
 JP Morgan Chase Commercial
   Mortgage Series 02-C1 A3
   5.376% 7/12/37                                          35,000      36,347
--------------------------------------------------------------------------------
 Total Commercial Mortgage-Backed
 Securities (cost $173,400)                                           188,077
================================================================================

 CORPORATE BONDS - 31.00%

 Automobiles & Automotive Parts - 0.29%
 Ford Motor 7.45% 7/16/31                                  10,000       7,659
                                                                     --------
                                                                        7,659
                                                                     --------
 Banking, Finance & Insurance - 6.67%
+AON 144A 2.775% 1/15/03                                    5,000       4,975
 Banco Santander - Chile
   6.50% 11/1/05                                           10,000      10,677
 Bank of Hawaii
   6.875% 6/1/03                                           15,000      15,379
 BB&T 4.75% 10/1/12                                         5,000       4,948
 Citigroup 5.625% 8/27/12                                   5,000       5,154
 Credit Suisse First Boston
   USA 5.75% 4/15/07                                       10,000      10,397
+Erac USA Finance 144A
   7.35% 6/15/08                                           10,000      10,908
 Ford Motor Credit
   6.875% 2/1/06                                           10,000       9,226
 General Electric Capital
   4.25% 1/28/05                                           25,000      25,886
   6.875% 11/15/10                                         10,000      11,202
 GMAC
   6.125% 2/1/07                                            5,000       4,795
   7.00% 2/1/12                                             5,000       4,616
   8.00% 11/1/31                                           10,000       8,952

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

 Morgan Stanley Dean Witter
   6.60% 4/1/12                                           $10,000    $ 10,887
 PNC Financial Group
   7.50% 11/1/09                                            5,000       5,680
 Popular North America
   6.125% 10/15/06                                          5,000       5,365
 Regions Financial
   6.375% 5/15/12                                          10,000      11,063
 XL Capital 6.50% 1/15/12                                   5,000       5,099
+Zurich Capital Trust I 144A
   8.376% 6/1/37                                           10,000       8,886
                                                                     --------
                                                                      174,095
                                                                     --------

 Building & Materials - 0.41%
 Valspar 6.00% 5/1/07                                      10,000      10,660
                                                                     --------
                                                                       10,660
                                                                     --------

 Cable, Media & Publishing - 1.75%
 ABC Family Worldwide
   10.25% 11/1/07                                           4,524       4,779
 AOL Time Warner
   7.70% 5/1/32                                             5,000       4,607
 Liberty Media 7.75% 7/15/09                                5,000       5,164
 Scholastic 5.75% 1/15/07                                  10,000      10,619
 Thomson 5.75% 2/1/08                                      10,000      10,701
 USA Interactive
   6.75% 11/15/05                                          10,000       9,866
                                                                     --------
                                                                       45,736
                                                                     --------

 Consumer Products - 1.47%
+Fortune Brands 144A
   7.125% 11/1/04                                           5,000       5,409
 Maytag 6.875% 12/1/06                                      5,000       5,530
 Wyeth 6.70% 3/15/11                                       25,000      27,364
                                                                     --------
                                                                       38,303
                                                                     --------

 Energy - 7.73%
 Anadarko Petroleum
   5.00% 10/1/12                                            5,000       4,982
 Apache Financial Property
   7.00% 3/15/09                                           10,000      11,428
 Burlington Resources Finance
   5.70% 3/1/07                                            10,000      10,769
+Colonial Pipeline 144A
   7.63% 4/15/32                                           10,000      11,365
 El Paso Energy 7.00% 5/15/11                               5,000       3,306
 Kerr-McGee 5.875% 9/15/06                                 10,000      10,802
 Marathon Oil 5.375% 6/1/07                                10,000      10,537
+Nabors Holdings 144A
   4.875% 8/15/09                                           5,000       5,115
+Nabors Industries 144A
   5.375% 8/15/12                                          10,000      10,067
 Nabors Industries
   6.80% 4/15/04                                            5,000       5,277

                                 2002 Annual Report o Delaware Pooled Trust   65

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

 Natural Fuel Gas
   7.30% 2/18/03                                          $10,000    $ 10,134
 Nexen 7.875% 3/15/32                                      10,000      10,113
+Northern Border Pipeline 144A
   6.25% 5/1/07                                             5,000       5,256
 Occidental Petroleum
   5.875% 1/15/07                                           5,000       5,363
 Oneok 7.75% 8/15/06                                       10,000      11,026
 Tennessee Gas Pipeline
   8.375% 6/15/32                                          10,000       9,530
 Transocean 6.75% 4/15/05                                  15,000      15,992
 Union Oil Company of California
   6.375% 2/1/04                                            5,000       5,215
 USX Corporation
   9.125% 1/15/13                                          15,000      18,815
 Valero Energy
   6.125% 4/15/07                                           5,000       4,999
 Western Atlas
   7.875% 6/15/04                                          20,000      21,646
                                                                     --------
                                                                      201,737
                                                                     --------

 Food, Beverage & Tobacco - 2.01%
 Delhaize America
   9.00% 4/15/31                                            5,000       3,932
 Kroger 8.15% 7/15/06                                       5,000       5,658
 PepsiAmericas
   3.875% 9/12/07                                          10,000      10,042
 Philip Morris 7.75% 1/15/27                                5,000       5,327
 RJ Reynolds Tobacco
   7.25% 6/1/12                                             5,000       5,108
 UST 8.80% 3/15/05                                         20,000      22,413
                                                                     --------
                                                                       52,480
                                                                     --------

 Industrial Machinery - 0.41%
 Johnson Controls
   5.00% 11/15/06                                           5,000       5,189
 York International
   6.625% 8/15/06                                           5,000       5,463
                                                                     --------
                                                                       10,652
                                                                     --------

 Metals & Mining - 0.62%
 Falconbridge 7.35% 6/5/12                                 10,000      10,331
 Newmont Mining
   8.625% 5/15/11                                           5,000       5,835
                                                                     --------
                                                                       16,166
                                                                     --------

 Paper & Forest Products - 0.77%
 Fort James 6.625% 9/15/04                                 10,000       9,405
+Norske Skogindustrier 144A
   7.625% 10/15/11                                         10,000      10,668
                                                                     --------
                                                                       20,073
                                                                     --------

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

 Retail - 1.27%
 Lowe's 7.50% 12/15/05                                    $10,000    $ 11,268
 Wendy's International
   6.20% 6/15/14                                            5,000       5,507
   6.25% 11/15/11                                          15,000      16,480
                                                                     --------
                                                                       33,255
                                                                     --------

 Telecommunications - 4.10%
 AT&T
   6.50% 11/15/06                                          15,000      15,016
   6.50% 3/15/29                                            5,000       4,315
 AT&T Wireless Services
   7.875% 3/1/11                                            5,000       4,358
   8.125% 5/1/12                                            5,000       4,358
 Citizens Communications
   6.375% 8/15/04                                          10,000      10,005
 France Telecom 8.50% 3/1/31                                5,000       5,664
+Intelsat 144A 7.625% 4/15/12                               5,000       5,090
 Liberty Media 8.25% 2/1/30                                10,000       9,556
+Singapore Telecommunications
   144A 6.375% 12/1/11                                     10,000      10,611
 Sprint Capital
   6.875% 11/15/28                                          5,000       3,323
+Verizon Wireless Capital 144A
   5.375% 12/15/06                                         35,000      34,595
                                                                     --------
                                                                      106,891
                                                                     --------

 Transportation & Shipping - 0.72%
 American Airlines
   6.817% 5/23/11                                          15,000      11,885
 Delta Air Lines
   7.299% 9/18/06                                          10,000       6,812
                                                                     --------
                                                                       18,697
                                                                     --------

 Utilities - 2.78%
 Avista 7.75% 1/1/07                                       10,000      10,032
 Consumers Energy
   6.00% 3/15/05                                            5,000       4,801
 Detroit Edison 5.05% 10/1/05                              10,000      10,510
 Florida Power 8.00% 12/1/22                               10,000      10,407
 Great Lakes Power
   9.00% 8/1/04                                             5,000       5,317
+Northern States Power -
   Minnesota 144A
   8.00% 8/28/12                                           10,000      10,638
+Public Service Company
   of Colorado 144A
   7.875% 10/1/12                                           5,000       5,186
 Sempra Energy 6.80% 7/1/04                                 5,000       5,069
 Southern Company Capital
   5.30% 2/1/07                                            10,000      10,588
                                                                     --------
                                                                       72,548
                                                                     --------
--------------------------------------------------------------------------------
Total Corporate Bonds
(cost $794,165)                                                       808,952
================================================================================


66   Delaware Pooled Trust o 2002 Annual Report

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

 U.S. TREASURY OBLIGATIONS - 9.69%

*U.S. Treasury Bond
   5.375% 2/15/31                                       $  75,000  $   79,187
 U.S. Treasury Inflation
   Index Notes
   3.00% 7/15/12                                           15,048      15,826
   3.375% 4/15/32                                          10,147      11,012
   3.625% 1/15/08                                          44,592      48,340
 U.S. Treasury Notes
   2.125% 8/31/04                                           5,000       5,045
   4.375% 8/15/12                                          90,000      93,459
--------------------------------------------------------------------------------
 Total U.S. Treasury Obligations
 (cost $253,961)                                                      252,869
================================================================================

                                                           Number
                                                          of Shares
--------------------------------------------------------------------------------

 PREFERRED STOCK- 0.50%

+Centaur Funding 144A 9.08%                                    15      13,069
--------------------------------------------------------------------------------
 Total Preferred Stock
 (cost $16,022)                                                        13,069
================================================================================

                                                          Principal
                                                            Amount
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 29.62%

With BNP Paribas
   1.86% 11/1/02 (dated 10/31/02,
   collateralized by $296,400
   U.S. Treasury Bills due 4/24/03,
   market value $294,517)                                $288,600     288,600
With J. P. Morgan Securities
   1.86% 11/1/02 (dated 10/31/02,
   collateralized by $201,100
   U.S. Treasury Bills due 5/1/03,
   market value $199,726)                                 195,800     195,800
With UBS Warburg
   1.86% 11/1/02 (dated 10/31/02,
   collateralized by $281,400
   U.S. Treasury Notes 5.75%
   due 8/15/03,
   market value $294,423)                                 288,600     288,600
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $773,000)                                                       773,000
================================================================================

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 124.21%
(COST $3,196,409)                                                  $3,241,169
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES
   AND OTHER ASSETS - (24.21%)                                       (631,769)**
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   303,594 SHARES
   OUTSTANDING; EQUIVALENT
   TO $8.60 PER SHARE - 100.00%                                    $2,609,400
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2002:
--------------------------------------------------------------------------------
Shares of beneficial interest
   (unlimited authorization - no par)                              $2,669,817
Undistributed net investment income                                    96,468
Accumulated net realized loss
   on investments                                                    (199,817)
Net unrealized appreciation
   of investments                                                      42,932
--------------------------------------------------------------------------------
Total net assets                                                   $2,609,400
================================================================================

 +Securities exempt from registration under Rule 144A of the Securities Act of
  1933. See Note #12 in "Notes to Financial Statements".
 *Fully or partially pledged as collateral for financial futures contracts and options written.
**Of this amount, $686,394 represents payable for securities purchased as of October 31, 2002.

  GNMA - Ginnie Mae
  TBA - To be announced


See accompanying notes


                                 2002 Annual Report o Delaware Pooled Trust   67

Delaware Pooled Trust--The High-Yield Bond Portfolio
Statement of Net Assets
October 31, 2002

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

 ASSET-BACKED SECURITIES - 0.34%

 Morgan Stanley Dean Witter
   2001-NC2N N
   12.75% 1/26/32                                       $   1,818    $  1,854
 Morgan Stanley Dean Witter
   2001-NC3N N
   12.75% 10/25/31                                         10,828      11,045
--------------------------------------------------------------------------------
 Total Asset-Backed Securities
 (cost $12,646)                                                        12,899
================================================================================

 COLLATERALIZED MORTGAGE OBLIGATION - 0.60%

 Washington Mutual Mortgage
   Securities Corporation
   2001-8 CB4
   6.71% 8/25/31                                           24,411      22,506
--------------------------------------------------------------------------------
 Total Collateralized Mortgage Obligation
 (cost $19,346)                                                        22,506
================================================================================

  CORPORATE BONDS - 78.10%

  Aerospace & Defense - 0.68%
  Sequa 9.00% 8/1/09                                       30,000      25,350
                                                                     --------
                                                                       25,350
                                                                     --------

  Automobiles & Automotive Parts - 1.94%
  Advanced Accessory
    Systems/AAS Capital
    9.75% 10/1/07                                           5,000       4,475
  Asbury Automotive Group
    9.00% 6/15/12                                          20,000      17,100
  Collins & Aikman Products
    11.50% 4/15/06                                         15,000      12,488
  CSK Auto 12.00% 6/15/06                                  30,000      31,950
  Neff 10.25% 6/1/08                                       20,000       6,700
                                                                     --------
                                                                       72,713
                                                                     --------

  Banking, Finance & Insurance - 2.07%
  Finova Group 7.50% 11/15/09                              35,000      10,500
  Sovereign Bancorp
    10.50% 11/15/06                                        20,000      22,400
**Technical Olympic USA 144A
    9.00% 7/1/10                                           30,000      26,250
  Von Hoffman 10.25% 3/15/09                               10,000       9,350
**Zurich Capital Trust I 144A
    8.376% 6/1/37                                          10,000       8,886
                                                                     --------
                                                                       77,386
                                                                     --------

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

  Building & Materials - 0.94%
**Brand Services 144A
    12.00% 10/15/12                                     $  20,000   $  19,900
  Building Materials
    7.75% 7/15/05                                          20,000      15,500
                                                                     --------
                                                                       35,400
                                                                     --------

  Cable, Media & Publishing - 9.69%
  Charter Communications
    10.75% 10/1/09                                         75,000      33,563
   *13.50% 1/15/11                                        165,000      40,424
  CSC Holdings
    8.125% 7/15/09                                         25,000      20,875
    9.875% 2/15/13                                          5,000       3,875
**Dex Media East 144A
    9.875% 11/15/09                                        25,000      25,875
    12.125% 11/15/12                                       15,000      15,525
  Echostar Broadband
    10.375% 10/1/07                                        20,000      20,700
 *Emmis Communications
    12.50% 3/15/11                                         15,000      11,888
 *Insight Communications
    12.25% 2/15/11                                         90,000      34,650
  Insight Midwest
    10.50% 11/1/10                                         20,000      17,400
  Lodgenet Entertainment
    10.25% 12/15/06                                        40,000      36,999
  Mediacom Broadband
    11.00% 7/15/13                                         40,000      34,800
  Nextmedia Operating
    10.75% 7/1/11                                          15,000      14,944
**PanAmSat 144A 8.50% 2/1/12                               40,000      36,199
**Sinclair Broadcast Group 144A
    8.00% 3/15/12                                           5,000       5,125
  USA Networks 6.75% 11/15/05                              10,000       9,866
                                                                     --------
                                                                      362,708
                                                                     --------

  Chemicals - 5.79%
**FMC 144A 10.25% 11/1/09                                  20,000      20,700
  Huntsman Chemical
    10.125% 7/1/09                                         50,000      39,250
  IMC Global 6.55% 1/15/05                                 20,000      19,210
  Lyondell Chemical
    10.875% 5/1/09                                         35,000      29,838
  MacDermid 9.125% 7/15/11                                 25,000      26,500
  Solutia 6.72% 10/15/37                                   45,000      32,625
**Solutia Unit 144A
    11.25% 7/15/09                                         60,000      48,899
                                                                     --------
                                                                      217,022
                                                                     --------

68   Delaware Pooled Trust o 2002 Annual Report

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

  Computers & Technology - 1.09%
  Asat Finance 12.50% 11/1/06                             $26,000   $  15,730
  ChipPAC International
    12.75% 8/1/09                                          10,000       9,850
**Seagate Technology 144A
    8.00% 5/15/09                                          15,000      15,225
                                                                     --------
                                                                       40,805
                                                                     --------

  Consumer Products - 2.25%
  American Greetings
    11.75% 7/15/08                                         35,000      37,713
  Remington Arms
    9.50% 12/1/03                                          29,000      28,420
  Salton 12.25% 4/15/08                                    20,000      18,300
                                                                     --------
                                                                       84,433
                                                                     --------

  Electronics & Electrical Equipment - 0.23%
  Motors and Gears
    10.75% 11/15/06                                        10,000       8,550
                                                                     --------
                                                                        8,550
                                                                     --------

  Energy - 4.81%
  Denbury Resources
    9.00% 3/1/08                                           30,000      30,675
  El Paso Energy 6.75% 5/15/09                             15,000       9,914
  El Paso Energy Partners
    8.50% 6/1/11                                            5,000       4,475
**Hanover Equipment
    Trust 2001 144A
    8.50% 9/1/08                                           20,000      19,100
  Tennessee Gas Pipeline
    8.375% 6/15/32                                         35,000      33,355
**Transcontinental Gas
    Pipeline 144A
    8.875% 7/15/12                                         25,000      24,500
  Vintage Petroleum
    7.875% 5/15/11                                         10,000       9,500
  Williams Companies
    6.625% 11/15/04                                        15,000      10,275
**Williams Gas Pipeline 144A
    7.375% 11/15/06                                        40,000      38,600
                                                                     --------
                                                                      180,394
                                                                     --------

  Engineering & Construction - 0.84%
  Foster Wheeler
    6.75% 11/15/05                                         55,000      31,625
                                                                     --------
                                                                       31,625
                                                                     --------

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

  Environmental Services - 1.41%
  Allied Waste North America
    8.875% 4/1/08                                         $10,000  $    9,950
**IESI 144A 10.25% 6/15/12                                 30,000      27,450
  Synagro Technologies
    9.50% 4/1/09                                           15,000      15,525
                                                                     --------
                                                                       52,925
                                                                     --------

  Food, Beverage & Tobacco - 6.38%
  Advantica Restaurant
    11.25% 1/15/08                                         45,000      34,425
  Agrilink Foods
    11.875% 11/1/08                                        10,000      10,400
  Avado Brands 9.75% 6/1/06                                30,000      13,050
  B&G Foods 9.625% 8/1/07                                  25,000      26,063
  CKE Restaurants
    9.125% 5/1/09                                          55,000      44,825
  Delhaize America
    8.125% 4/15/11                                         25,000      21,248
  DiGiorgio 10.00% 6/15/07                                 20,000      18,700
  Fleming Companies
    10.125% 4/1/08                                         25,000      21,375
**Fleming Companies 144A
    9.875% 5/1/12                                          20,000      11,400
  Ingles Markets 8.875% 12/1/11                             5,000       4,500
  National Wine & Spirits
    10.125% 1/15/09                                        25,000      24,375
  Perkins Family Restaurants
    10.125% 12/15/07                                       10,000       8,450
                                                                     --------
                                                                      238,811
                                                                     --------

  Healthcare & Pharmaceuticals - 4.20%
  aaiPharma 11.00% 4/1/10                                  25,000      24,125
  Concentra Operating
    13.00% 8/15/09                                         20,000      19,700
  Extendicare Health Services
    9.35% 12/15/07                                         25,000      21,625
  Fresenius Medical Care
    Capital Trust 7.875% 2/1/08                            20,000      16,250
  Hanger Orthopedic Group
    10.375% 2/15/09                                        20,000      21,500
  Healthsouth 6.875% 6/15/05                               35,000      29,225
  Kinetic Concepts
    9.625% 11/1/07                                         25,000      24,875
                                                                     --------
                                                                      157,300
                                                                     --------

  Home Builders - 1.34%
  Beazer Homes USA
    8.625% 5/15/11                                         10,000      10,250
  D.R. Horton 9.75% 9/15/10                                35,000      34,387
  Ryland Group 9.75% 9/1/10                                 5,000       5,438
                                                                     --------
                                                                       50,075
                                                                     --------

                                 2002 Annual Report o Delaware Pooled Trust   69

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

  Industrial Machinery - 0.06%
  Venture Holdings Trust
    12.00% 6/1/09                                         $65,000   $   2,275
                                                                     --------
                                                                        2,275
                                                                     --------

  Leisure, Lodging & Entertainment - 6.25%
  Alliance Gaming
    10.00% 8/1/07                                          10,000      10,475
  Argosy Gaming
    10.75% 6/1/09                                          15,000      16,575
  Extended Stay America
    9.875% 6/15/11                                         15,000      14,400
  Host Marriott LP
    9.25% 10/1/07                                          15,000      14,925
  John Q Hammons
    8.875% 5/15/12                                         10,000       9,675
  Mandalay Resorts
    9.375% 2/15/10                                         35,000      36,663
  Meristar Hospitality Operating
    Partnership 10.50% 6/15/09                             35,000      30,625
  Park Place Entertainment
    9.375% 2/15/07                                         10,000      10,525
  Penn National Gaming
    11.125% 3/1/08                                         25,000      27,031
  Premier Parks 9.75% 6/15/07                              10,000       9,300
  Regal Cinemas 9.375% 2/1/12                              15,000      15,750
  Wheeling Island Gaming
    10.125% 12/15/09                                       15,000      14,700
  Wynn Las Vegas
    12.00% 11/1/10                                         25,000      23,625
                                                                     --------
                                                                      234,269
                                                                     --------

  Metals & Mining - 1.59%
  Jorgensen Earle 9.75% 6/1/12                             20,000      19,500
**Oregon Steel Mills 144A
    10.00% 7/15/09                                         40,000      40,200
                                                                     --------
                                                                       59,700
                                                                     --------

  Packaging & Containers - 3.31%
  AEP Industries
    9.875% 11/15/07                                        30,000      28,349
  Graphic Packaging
    8.625% 2/15/12                                         25,000      26,063
  Portola Packaging
    10.75% 10/1/05                                         25,000      24,438
  Radnor 10.00% 12/1/03                                     5,000       4,225
  Radnor Series B
    10.00% 12/1/03                                         30,000      25,350
**Silgan 144A 9.00% 6/1/09                                 15,000      15,675
                                                                     --------
                                                                      124,100
                                                                     --------

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------
    Paper & Forest Products - 1.66%
    Fort James 6.625% 9/15/04                             $45,000    $ 42,322
    Georgia Pacific
      9.50% 5/15/22                                        25,000      19,795
                                                                     --------
                                                                       62,117
                                                                     --------

    Real Estate - 1.76%
    Nationwide Health Properties
      7.06% 12/5/06                                        25,000      26,614
    Senior Housing Properties
      Trust 8.625% 1/15/12                                 25,000      24,625
    Tanger Properties
      9.125% 2/15/08                                       15,000      14,883
                                                                     --------
                                                                       66,122
                                                                     --------

    Retail - 5.49%
    J Crew 13.125% 10/15/08                                30,000      12,150
    J Crew Operating
      10.375% 10/15/07                                     35,000      25,550
++**KMart 144A
      9.875% 6/15/08                                       60,000      12,900
    Levi Strauss 6.80% 11/1/03                             55,000      53,625
    Office Depot 10.00% 7/15/08                            40,000      44,700
    Petco Animal Supplies
      10.75% 11/1/11                                       30,000      31,950
    Saks 7.25% 12/1/04                                     16,000      15,920
   *Sealy Mattress
      10.875% 12/15/07                                     10,000       9,050
                                                                     --------
                                                                      205,845
                                                                     --------

    Telecommunications - 7.16%
    Alamosa Delaware
      12.50% 2/1/11                                        15,000       4,425
   *Alamosa Holding
      12.875% 2/15/10                                      50,000       7,250
   *Allegiance Telecom
      11.75% 2/15/08                                       30,000       4,200
    AT&T Wireless
      7.875% 3/1/11                                        20,000      17,430
      8.125% 5/1/12                                        40,000      34,864
    Crown Castle 10.75% 8/1/11                             40,000      31,000
   *Crown Castle International
      10.625% 11/15/07                                     15,000      11,775
    Nextel Communications
      9.375% 11/15/09                                      15,000      12,938
     *9.95% 2/15/08                                        15,000      12,788
      10.65% 9/15/07                                       20,000      18,250
  ++Nextel International
      12.75% 8/1/10                                        65,000         569
   *Nextel Partners
      14.00% 2/1/09                                        45,000      27,225
    Qwest 7.20% 11/1/04                                    15,000      14,100
  **Qwest 144A 8.875% 3/15/12                              20,000      18,300
    Qwest Capital Funding
      7.25% 2/15/11                                        25,000      14,000


70   Delaware Pooled Trust o 2002 Annual Report

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

 *SBA Communications
    12.00% 3/1/08                                       $  10,000  $    4,500
  Time Warner
    Telecommunications
    9.75% 7/15/08                                          50,000      23,250
 *Ubiquitel 14.00% 4/15/10                                 75,000       4,125
++WorldCom 7.50% 5/15/11                                   40,000       7,100
                                                                    ---------
                                                                      268,089
                                                                    ---------

  Transportation & Shipping - 0.96%
  Hornbeck - Leevac
    10.625% 8/1/08                                         35,000      36,050
                                                                    ---------
                                                                       36,050
                                                                    ---------

  Utilities - 6.20%
  Avista 9.75% 6/1/08                                      40,000      35,739
  Calpine 10.50% 5/15/06                                  100,000      35,000
  Consumers Energy
    6.20% 5/1/08                                           20,000      19,723
  Midland Funding II
    11.75% 7/23/05                                         15,000      14,858
  Mirant Americas Generation
    7.625% 5/1/06                                          15,000       7,125
**Nevada Power 144A
    10.875% 10/15/09                                       15,000      14,325
**Northern State PR-M 144A
    8.00% 8/28/12                                          25,000      26,592
  Orion Power Holdings
    12.00% 5/1/10                                          15,000      10,575
++PG&E National Energy
    10.375% 5/16/11                                        30,000       6,450
  Public Service Company
    of Colorado
    6.00% 4/15/03                                           5,000       4,974
**Public Service Company
    of Colorado 144A
    7.875% 10/1/12                                         25,000      25,930
  Transcontinental Gas Place
    6.125% 1/15/05                                         15,000      14,175
  Xcel Energy 7.00% 12/1/10                                20,000      16,900
                                                                    ---------
                                                                      232,366
                                                                    ---------
--------------------------------------------------------------------------------
  Total Corporate Bonds
  (cost $3,246,925)                                                 2,926,430
================================================================================

 FOREIGN BONDS - 9.10%

 Bahamas - 0.41%
 Teekay Shipping
   8.875% 7/15/11                                          15,000      15,375
                                                                    ---------
                                                                       15,375
                                                                    ---------

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

  Brazil - 0.60%
  Federal Republic of Brazil
    11.00% 8/17/40                                         $15,000  $    8,100
  Federal Republic of Brazil
    Series C 8.00% 4/15/14                                  24,628      14,401
                                                                    ----------
                                                                        22,501
                                                                    ----------

  Canada - 4.90%
  Ainsworth Lumber
    12.50% 7/15/07                                          25,000      25,750
    13.875% 7/15/07                                         10,000      10,600
**CP Ships 144A
    10.375% 7/15/12                                         20,000      20,700
  Fairfax Financial Holdings
    7.75% 12/15/03                                          40,000      36,120
**Intrawest 144A 10.50% 2/1/10                              25,000      25,250
**MDP Acquisitions 144A
    9.625% 10/1/12                                          25,000      25,750
  Pacifica Papers
    10.00% 3/15/09                                          10,000      10,300
  Rogers Cablesystems
    10.00% 3/15/05                                          25,000      24,875
  Telus 7.50% 6/1/07                                         5,000       4,150
                                                                    ----------
                                                                       183,495
                                                                    ----------

  Colombia - 0.50%
  Republic of Colombia
    11.75% 2/25/20                                          20,000      18,870
                                                                    ----------
                                                                        18,870
                                                                    ----------

  Ecuador - 0.77%
**Republic of Ecuador 144A
    6.00% 8/15/30                                           70,000      28,875
                                                                    ----------
                                                                        28,875
                                                                    ----------

  El Salvador - 0.53%
  Republic of El Salvador
    7.75% 1/24/23                                           20,000      19,750
                                                                    ----------
                                                                        19,750
                                                                    ----------

  Ireland - 0.44%
  Smurfit Capital
    7.50% 11/20/25                                          20,000      16,564
                                                                    ----------
                                                                        16,564
                                                                    ----------

  Luxembourg - 0.34%
  Tyco International Group
    6.375% 10/15/11                                         15,000      12,775
                                                                    ----------
                                                                        12,775
                                                                    ----------

                                 2002 Annual Report o Delaware Pooled Trust   71

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

  Norway - 0.61%
  Ocean Rig Norway
    10.25% 6/1/08                                         $26,000   $  22,750
                                                                    ---------
                                                                       22,750
                                                                    ---------
--------------------------------------------------------------------------------
  Total Foreign Bonds
  (cost $355,302)                                                     340,955
================================================================================

                                                          Number of
                                                            Shares
--------------------------------------------------------------------------------

  PREFERRED STOCKS - 0.23%

  Cable, Media & Publishing - 0.23%
  CSC Holdings PIK 11.125%                                    150       8,587
                                                                    ---------
                                                                        8,587
                                                                    ---------

  Telecommunications - 0.00%
++Intermedia Communications
    PIK 13.50%                                                  1          21
                                                                    ---------
                                                                           21
                                                                    ---------
--------------------------------------------------------------------------------
  Total Preferred Stocks
  (cost $10,572)                                                        8,608
================================================================================

  Warrants - 0.00%
 +Horizon PCS                                                  50           3
--------------------------------------------------------------------------------
  Total Warrants
  (cost $2,734)                                                             3
================================================================================

                                                        Principal
                                                          Amount
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 9.02%

With BNP Paribas
   1.86% 11/1/02
   (dated 10/31/02,
   collateralized by
   $129,600 U.S. Treasury
   Bills due 4/24/03,
   market value $128,780)                                $126,200     126,200
With J. P. Morgan Securities
   1.86% 11/1/02
   (dated 10/31/02,
   collateralized by
   $87,900 U.S. Treasury
   Bills due 5/1/03,
   market value $87,332)                                   85,600      85,600

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

With UBS Warburg
   1.86% 11/1/02
   (dated 10/31/02,
   collateralized by
   $123,000 U.S. Treasury
   Notes 5.75% due 8/15/03,
   market value $128,739)                                $126,200    $126,200
--------------------------------------------------------------------------------
Total Repurchase Agreements
(cost $338,000)                                                       338,000
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 97.39%
(COST $3,985,525)                                                   3,649,401
================================================================================
--------------------------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 2.61%                                          97,622
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
   641,452 SHARES OUTSTANDING;
   EQUIVALENT TO $5.84
   PER SHARE - 100.00%                                             $3,747,023
================================================================================
--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2002:
================================================================================

Shares of beneficial interest (unlimited
   authorization - no par)                                         $9,005,920
Undistributed net investment income                                    17,190
Accumulated net realized loss
   on investments                                                  (4,939,963)
Net unrealized depreciation
   of investments                                                    (336,124)
--------------------------------------------------------------------------------
Total net assets                                                   $3,747,023
================================================================================

 *Zero coupon bond. The Interest rate shown is the step-up rate.
**Securities exempt from registration under Rule 144A of the Securities Act of
  1933. See Note #12 in "Notes to Financial Statements."
 +Non-income producing security for the year ended October 31, 2002. ++Non-income producing security. Security is currently in default.

  PIK - Pay-in-kind


See accompanying notes


72   Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust--The Core Plus Fixed Income Portfolio
Statement of Net Assets
October 31, 2002

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS - 2.17%

Fannie Mae Series 02-70 QD
   5.50% 6/25/26                                        $  30,000  $   31,238
Freddie Mac Series 2303 CW
   8.50% 11/15/24                                          42,082      43,953
Freddie Mac Series T-11 A6
   6.50% 9/25/18                                           40,000      41,409
Freddie Mac Series T-50 A3
   2.182% 9/27/07                                          25,000      24,727
GNMA Series 02-61 BA
   4.648% 3/16/26                                           5,000       5,039
GNMA Series 02-62 B
   4.763% 1/16/25                                           5,000       5,072
GNMA Series 98-9 B
   6.85% 12/20/25                                          15,344      15,641
--------------------------------------------------------------------------------
Total Agency Collateralized Mortgage Obligations
(cost $166,507)                                                       167,079
================================================================================

AGENCY MORTGAGE-BACKED SECURITIES - 36.27%

Fannie Mae
   5.50% 11/1/32 TBA                                      100,000     101,031
   6.00% 12/1/16                                           92,631      96,626
   6.00% 6/1/17                                            42,258      44,080
   6.00% 11/1/32 TBA                                      565,000     580,713
   6.50% 10/1/16                                           24,467      25,698
   6.50% 12/1/16                                           75,686      79,494
   6.50% 11/1/32 TBA                                      375,000     388,594
   6.50% 7/1/32                                           100,000     103,688
   6.50% 10/1/32                                          402,084     416,911
   7.50% 2/1/30                                            32,606      34,511
   7.50% 3/1/30                                            68,953      72,982
Freddie Mac
   6.50% 5/1/32                                           440,000     456,363
GNMA
   6.50% 1/15/28                                          172,359     179,953
   6.50% 9/15/32                                           89,919      93,768
   7.50% 1/15/30                                           80,792      85,942
   7.50% 6/15/32                                           32,275      34,322
--------------------------------------------------------------------------------
Total Agency Mortgage-Backed Securities
(cost $2,782,551)                                                   2,794,676
================================================================================

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

 AGENCY OBLIGATIONS - 39.71%

 Fannie Mae
   4.75% 6/18/07                                      $    30,000  $   31,289
+Freddie Mac Discount Notes
   1.58% 11/26/02                                         235,000     234,742
   1.68% 12/10/02                                       1,415,000   1,412,425
   1.685% 11/12/02                                        365,000     364,812
 Freddie Mac
   5.125% 10/15/08                                        845,000     914,112
   5.875% 3/21/11                                          95,000     102,892
--------------------------------------------------------------------------------
Total Agency Obligations
(cost $3,035,203)                                                   3,060,272
================================================================================

 ASSET-BACKED SECURITIES - 3.02%

 Citibank Credit Card
   Master Trust I Series 99-7 A
   6.65% 11/15/06                                          20,000      21,782
 DVI Receivables Series 01-1 A4
   5.808% 4/11/09                                          35,000      37,308
 MBNA Credit Card Master
   Note Series 01-A1 A1
   5.75% 10/15/08                                          25,000      27,344
 Peoplefirst.com Auto
   Receivables Owner
   Trust Series 00-2 A4
   6.43% 9/15/07                                           15,000      15,513
 Sharp Series 02-HE2 N
   9.50% 8/25/32                                           25,000      24,913
 SLMA Student Loan
   Trust Series 97-4 A2
   2.403% 10/25/10                                        105,000     105,864
--------------------------------------------------------------------------------
 Total Asset-Backed Securities
 (cost $232,033)                                                      232,724
================================================================================

 COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.31%

 Chase Commercial Mortgage
   Securities Series 96-2 C
   6.90% 11/19/28                                          20,000      22,290
 Commercial Mortgage
   Series 00-C1 A1
   7.206% 9/15/08                                          26,362      29,308
 First Union National Bank
   Commercial Mortgage
   Series 02-C1 A2
   6.141% 2/12/34                                          20,000      21,889


                                 2002 Annual Report o Delaware Pooled Trust   73

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------
 First Union National Bank
   Commercial Mortgage
   Series 99-C4 A1
   7.184% 9/15/08                                         $31,439   $  34,485
 JP Morgan Chase Commercial
   Mortgage Series 02-C1 A3
   5.376% 7/12/37                                          20,000      20,769
 LB-UBS Commercial Mortgage
   Trust Series 01-C3 A2
   6.365% 12/15/28                                         45,000      49,608
--------------------------------------------------------------------------------
 Total Commercial Mortgage-Backed Securities
 (cost $176,777)                                                      178,349
================================================================================

 CORPORATE BONDS - 26.33%

 Aerospace & Defense - 0.11%
 Sequa 9.00% 8/1/09                                        10,000       8,450
                                                                     --------
                                                                        8,450
                                                                     --------

 Automobiles & Automotive Parts - 0.62%
 CSK Auto 12.00% 6/15/06                                   20,000      21,300
 Ford Motor 7.45% 7/16/31                                  35,000      26,806
                                                                     --------
                                                                       48,106
                                                                     --------

 Banking, Finance & Insurance - 4.85%
*AON 144A 2.775% 1/15/03                                    5,000       4,975
 Banco Santander - Chile
   6.50% 11/1/05                                           10,000      10,677
 Bank of Hawaii
   6.875% 6/1/03                                           20,000      20,506
 BB&T 4.75% 10/1/12                                        20,000      19,794
 Citigroup 5.625% 8/27/12                                  20,000      20,615
 Credit Suisse First Boston USA
   5.75% 4/15/07                                           20,000      20,794
*Erac USA Finance 144A
   7.35% 6/15/08                                           30,000      32,724
 Fairfax Financial Holdings
   7.75% 12/15/03                                          25,000      22,575
 Ford Motor Credit
   6.875% 2/1/06                                           25,000      23,065
 General Electric Capital
   4.25% 1/28/05                                           25,000      25,886
   6.875% 11/15/10                                         10,000      11,202
 General Motors Acceptance
   8.00% 11/1/31                                           10,000       8,952
 GMAC
   6.125% 2/1/07                                           20,000      19,178
   6.875% 8/28/12                                           5,000       4,533
   7.00% 2/1/12                                            10,000       9,231
 Morgan Stanley Dean Witter
   6.60% 4/1/12                                            33,000      35,927

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

 PNC Financial Group
   7.00% 9/1/04                                           $15,000   $  16,016
   7.50% 11/1/09                                           10,000      11,360
 Popular North America
   6.125% 10/15/06                                          5,000       5,365
 Regions Financial
   6.375% 5/15/12                                          20,000      22,126
 XL Capital 6.50% 1/15/12                                  10,000      10,198
*Zurich Capital Trust I 144A
   8.376% 6/1/37                                           20,000      17,772
                                                                     --------
                                                                      373,471
                                                                     --------

 Building & Materials - 0.28%
 Valspar 6.00% 5/1/07                                      20,000      21,320
                                                                     --------
                                                                       21,320
                                                                     --------

 Cable, Media & Publishing - 2.82%
 ABC Family Worldwide
   10.25% 11/1/07                                           9,049       9,558
 AOL Time Warner
   5.625% 5/1/05                                           10,000       9,969
   7.70% 5/1/32                                            10,000       9,215
 Charter Communications
   10.75% 10/1/09                                          45,000      20,138
 Comcast Cable Communications
   6.75% 1/30/11                                           10,000       9,560
 Echostar Broadband
   10.375% 10/1/07                                         10,000      10,350
 Insight Midwest
   10.50% 11/1/10                                          25,000      21,750
 Liberty Media 7.75% 7/15/09                               10,000      10,328
 Lodgenet Entertainment
   10.25% 12/15/06                                         25,000      23,124
 Mediacom Broadband
   11.00% 7/15/13                                          25,000      21,750
 Scholastic 5.75% 1/15/07                                  20,000      21,239
 Thomson 5.75% 2/1/08                                      20,000      21,401
 USA Interactive
   6.75% 11/15/05                                          20,000      19,731
 WRC Media/Weekly
   12.75% 11/15/09                                         10,000       9,150
                                                                     --------
                                                                      217,263
                                                                     --------

 Chemicals - 0.64%
 Huntsman ICI Chemicals
   10.125% 7/1/09                                          10,000       7,850
 IMC Global 6.55% 1/15/05                                  10,000       9,605
 Lyondell Chemical
   9.50% 12/15/08                                           5,000       4,700
 Solutia 6.72% 10/15/37                                    15,000      10,875
*Solutia 144A 11.25% 7/15/09                               20,000      16,300
                                                                     --------
                                                                       49,330
                                                                     --------


74   Delaware Pooled Trust o 2002 Annual Report

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

 Consumer Products - 1.25%
 American Greetings
   11.75% 7/15/08                                         $15,000    $ 16,163
*Fortune Brands 144A
   7.125% 11/1/04                                          20,000      21,635
 Maytag 6.875% 12/1/06                                     15,000      16,590
 Service International
   6.30% 3/15/03                                           10,000       9,900
 Tyco International
   6.375% 10/15/11                                         25,000      21,291
 Wyeth 6.70% 3/15/11                                       10,000      10,946
                                                                     --------
                                                                       96,525
                                                                     --------

 Consumer Services - 0.07%
*Science Application
   International 144A
   6.25% 7/1/12                                             5,000       5,226
                                                                     --------
                                                                        5,226
                                                                     --------

 Energy - 5.57%
 Anadarko Petroleum
   5.00% 10/1/12                                            5,000       4,982
 Apache Financial Property
   7.00% 3/15/09                                           10,000      11,428
 Burlington Resources Finance
   5.70% 3/1/07                                            15,000      16,153
*Colonial Pipeline 144A
   7.63% 4/15/32                                            5,000       5,682
 Denbury Resources
   9.00% 3/1/08                                            25,000      25,563
*El Paso 144A
   8.375% 6/15/32                                          10,000       8,625
 El Paso Energy
   7.00% 5/15/11                                           15,000       9,917
 Kerr-McGee
   5.875% 9/15/06                                          20,000      21,603
 Marathon Oil
   5.375% 6/1/07                                           15,000      15,805
   9.125% 1/15/13                                          50,000      62,718
*Nabors Holdings 144A
   4.875% 8/15/09                                          15,000      15,345
 Nabors Industries
   6.80% 4/15/04                                           15,000      15,830
*Nabors Industries 144A
   5.375% 8/15/12                                          20,000      20,135
 Natural Fuel Gas
   7.30% 2/18/03                                           10,000      10,134
 Nexen 7.875% 3/15/32                                      20,000      20,227
*Northern Border Pipeline 144A
   6.25% 5/1/07                                            15,000      15,767
 Occidental Petroleum
   5.875% 1/15/07                                          10,000      10,726

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

 Oneok 7.75% 8/15/06                                      $20,000   $  22,052
 Tennessee Gas Pipeline
   8.375% 6/15/32                                          45,000      42,885
*Transcontinental Gas
   Pipeline 144A
   8.875% 7/15/12                                           5,000       4,900
 Transocean 6.75% 4/15/05                                  25,000      26,653
 Union Oil Company of California
   6.375% 2/1/04                                           10,000      10,431
 Valero Energy 6.125% 4/15/07                              15,000      14,998
 Western Atlas 7.875% 6/15/04                              15,000      16,235
                                                                     --------
                                                                      428,794
                                                                     --------

 Environmental Services - 0.20%
 Synagro Technologies
   9.50% 4/1/09                                            15,000      15,525
                                                                     --------
                                                                       15,525
                                                                     --------

 Food, Beverage & Tobacco - 2.00%
 Agrilink Foods
   11.875% 11/1/08                                         10,000      10,400
 B&G Foods 9.625% 8/1/07                                    5,000       5,213
 Delhaize America
   8.125% 4/15/11                                          25,000      21,248
   9.00% 4/15/31                                           10,000       7,865
 DiGiorgio Series B
   10.00% 6/15/07                                          20,000      18,700
 Kroger 8.15% 7/15/06                                       5,000       5,658
 PepsiAmericas
   3.875% 9/12/07                                          10,000      10,042
 Perkins Family Restaurant
   10.125% 12/15/07                                        25,000      21,125
 Philip Morris 7.75% 1/15/27                               15,000      15,981
 RJ Reynolds Tobacco
   7.25% 6/1/12                                            10,000      10,217
 UST 8.80% 3/15/05                                         15,000      16,809
*UST 144A 6.625% 7/15/12                                   10,000      10,654
                                                                     --------
                                                                      153,912
                                                                     --------

 Industrial Machinery - 0.65%
 Building Materials
   7.75% 7/15/05                                           10,000       7,750
 Johnson Controls
   5.00% 11/15/06                                          10,000      10,378
 Norsk Hydro 6.70% 1/15/18                                 15,000      15,767
 York International
   6.625% 8/15/06                                          15,000      16,390
                                                                     --------
                                                                       50,285
                                                                     --------


                                 2002 Annual Report o Delaware Pooled Trust   75

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

 Metals & Mining - 0.54%
 Falconbridge 7.35% 6/5/12                                $20,000     $20,662
 Newmont Mining
   8.625% 5/15/11                                           5,000       5,835
*Oregon Steel Mills 144A
   10.00% 7/15/09                                          15,000      15,075
                                                                      -------
                                                                       41,572
                                                                      -------

 Packaging & Containers - 0.16%
 AEP Industries
   9.875% 11/15/07                                         10,000       9,450
 Portola Packaging
   10.75% 10/1/05                                           3,000       2,933
                                                                      -------
                                                                       12,383
                                                                      -------

 Paper & Forest Products - 0.70%
 Ainsworth Lumber
   13.875% 7/15/07                                         15,000      15,900
 Fort James 6.625% 9/15/04                                 15,000      14,107
 Georgia Pacific
   8.875% 5/15/31                                          10,000       7,720
*Norske Skogindustrier 144A
   7.625% 10/15/11                                         15,000      16,002
                                                                      -------
                                                                       53,729
                                                                      -------

 Retail - 1.14%
 J Crew Operating
   10.375% 10/15/07                                        10,000       7,300
 Levi Strauss 6.80% 11/1/03                                10,000       9,750
 Lowe's 7.50% 12/15/05                                     25,000      28,171
 Petco Animal Supplies
   10.75% 11/1/11                                          20,000      21,300
 Wendy's International
   6.20% 6/15/14                                           10,000      11,014
   6.25% 11/15/11                                          10,000      10,987
                                                                      -------
                                                                       88,522
                                                                      -------

 Telecommunications - 1.99%
 AT&T
   6.50% 11/15/06                                          15,000      15,016
   6.50% 3/15/29                                           10,000       8,630
 AT&T Wireless Services
   7.875% 3/1/11                                           30,000      26,145
   8.125% 5/1/12                                            5,000       4,358
 Citizens Communications
   6.375% 8/15/04                                          20,000      20,010
 France Telecom 8.50% 3/1/31                               10,000      11,329
*Intelsat 144A 7.625% 4/15/12                              10,000      10,181
 Liberty Media 8.25% 2/1/30                                10,000       9,556
*Singapore Telecommunications
   144A 6.375% 12/1/11                                      5,000       5,305

                                                         Principal    Market
                                                          Amount      Value
--------------------------------------------------------------------------------

  Sprint Capital
    6.875% 11/15/28                                      $  20,000   $  13,293
 *Verizon Wireless Capital 144A
    5.375% 12/15/06                                         30,000      29,653
                                                                     ---------
                                                                       153,476
                                                                     ---------

  Transportation & Shipping - 0.71%
  American Airlines
    6.817% 5/23/11                                          10,000       7,923
  Continental Airlines
    7.033% 6/15/11                                          54,167      32,810
  Delta Air Lines
    7.299% 9/18/06                                          20,000      13,624
                                                                     ---------
                                                                        54,357
                                                                     ---------

  Utilities - 2.03%
  Avista
    7.75% 1/1/07                                            10,000      10,032
    9.75% 6/1/08                                            15,000      13,402
  Carolina P & L 6.50% 7/15/12                               5,000       5,225
  Consumers Energy
    6.00% 3/15/05                                            5,000       4,801
  Detroit Edison 5.05% 10/1/05                               5,000       5,255
  Florida Power 8.00% 12/1/22                               20,000      20,814
  Great Lakes Power
    9.00% 8/1/04                                            10,000      10,635
 *Northern States
   Power - Minnesota 144A
    8.00% 8/28/12                                           20,000      21,274
  Orion Power Holdings
    12.00% 5/1/10                                            5,000       3,525
++PG&E National Energy
    10.375% 5/16/11                                         25,000       5,375
  PSEG Energy Holdings
    8.625% 2/15/08                                          15,000       9,761
 *Public Service Company
    of Colorado 144A
    7.875% 10/1/12                                           5,000       5,186
  Public Service of Colorado
    6.00% 4/15/03                                            5,000       4,974
  Sempra Energy 6.80% 7/1/04                                15,000      15,208
  Southern Company Capital
    5.30% 2/1/07                                            20,000      21,177
                                                                     ---------
                                                                       156,644
                                                                     ---------
--------------------------------------------------------------------------------
  Total Corporate Bonds
  (cost $2,062,844)                                                  2,028,890
================================================================================


76   Delaware Pooled Trust o 2002 Annual Report

                                                         Principal    Market
                                                           Amount     Value
--------------------------------------------------------------------------------
FOREIGN BONDS - 0.77%
Mexico - 0.77%
United Mexican States Series XW
   10.375% 2/17/09                                       $  50,000   $ 59,400
                                                                     --------
                                                                       59,400
                                                                     --------
--------------------------------------------------------------------------------
Total Foreign Bonds
(cost $56,973)                                                         59,400
================================================================================

U.S. TREASURY OBLIGATIONS - 13.47%

U.S. Treasury Bond
  5.375% 2/15/31                                           255,000    269,234
U.S. Treasury Inflation
  Index Notes
  3.00% 7/15/12                                             55,174     58,028
  3.375% 4/15/32                                            10,146     11,012
  3.625% 1/15/08                                           111,475    120,846
U.S. Treasury Notes
  2.125% 8/31/04                                            10,000     10,091
  3.00% 2/29/04                                              5,000      5,103
  3.25% 8/15/07                                            125,000    127,915
  3.375% 4/30/04                                            20,000     20,554
  4.375% 8/15/12                                           400,000    415,375
--------------------------------------------------------------------------------
Total U.S. Treasury Obligations
(cost$1,048,771)                                                   1,038,158
================================================================================
--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 124.05%
(COST $9,561,659)                                                   9,559,548
================================================================================
--------------------------------------------------------------------------------
LIABILITIES NET OF RECEIVABLES AND
  OTHER ASSETS - (24.05%)                                          (1,853,355)**
================================================================================
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO
  876,091 SHARES OUTSTANDING;
  EQUIVALENT TO $8.80
  PER SHARE - 100.00%                                              $7,706,193
================================================================================

--------------------------------------------------------------------------------
COMPONENTS OF NET ASSETS
  at October 31, 2002:
--------------------------------------------------------------------------------

Shares of beneficial interest (unlimited
  authorization - no par)                                          $7,593,257
Undistributed net investment income                                    67,808
Accumulated net realized gain
  on investments                                                       42,932
Net unrealized appreciation of investments                              2,196
--------------------------------------------------------------------------------
Total net assets                                                   $7,706,193
================================================================================

 *Securities exempt from registration under Rule 144A of the Securities Act of
  1933. See Note #12 in "Notes to Financial Statements".
**Of this amount, $2,035,860 represents Payable for Securities Purchased as of
  October 31, 2002.
 +Zero coupon bond. The interest rate shown is the yield at the time of purchase.
++Non-income producing security. Security is currently in default.

  GNMA - Ginnie Mae
  TBA - To be announced

See accompanying notes

                                 Delaware Pooled Trust o 2002 Annual Report   77

Delaware Pooled Trust--The Global Equity Portfolio
Statement of Net Assets**
October 31, 2002

                                                       Number    Market Value
                                                      of Shares      (U.S. $)
--------------------------------------------------------------------------------
COMMON STOCK - 97.93%
Australia - 9.62%
Amcor                                                     8,404     $  37,920
Coles Myers                                               5,889        20,885
CSR                                                       8,029        24,509
Foster's Group                                           23,059        60,789
National Australia Bank                                   3,103        59,191
Orica                                                     2,865        16,060
Telstra                                                  15,977        42,208
                                                                    ---------
                                                                      261,562
                                                                    ---------

Belgium - 1.75%
Electrabel                                                  205        47,647
                                                                    ---------
                                                                       47,647
                                                                    ---------

Finland - 0.63%
UPM-Kymmene                                                 528        17,124
                                                                    ---------
                                                                       17,124
                                                                    ---------

France - 4.75%
Alcatel                                                   2,550        12,727
Compagnie de Saint Gobain                                 1,000        21,717
Societe Generale                                          1,000        50,654
Total Fina Elf                                              320        44,080
                                                                    ---------
                                                                      129,178
                                                                    ---------
Germany - 4.29%
Bayer                                                     1,700        32,492
Bayerische Hypo-und
  Vereinsbank                                             1,770        23,400
RWE                                                       1,940        60,708
                                                                    ---------
                                                                      116,600
                                                                    ---------

Hong Kong - 4.22%
Hong Kong Electric                                        6,000        24,387
Jardine Matheson Holdings                                 8,800        53,240
Wharf Holdings                                           18,514        37,150
                                                                    ---------
                                                                      114,777
                                                                    ---------

Italy - 1.64%
IntesaBci                                                26,250        44,582
                                                                    ---------
                                                                       44,582
                                                                    ---------

Japan - 4.83%
Canon                                                     1,000        36,895
Eisai                                                     1,000        21,590
Matsushita Electric Industrial                            3,000        31,442

                                                       Number    Market Value
                                                      of Shares      (U.S. $)
--------------------------------------------------------------------------------

 Murata Manufacturing                                       600     $  28,357
 West Japan Railway                                           4        12,962
                                                                    ---------
                                                                      131,246
                                                                    ---------

 Malaysia - 1.44%
 Sime Darby Berhad                                       30,000        39,158
                                                                    ---------
                                                                       39,158
                                                                    ---------

 Netherlands - 5.21%
 ING Groep                                                1,226        20,506
 Reed Elsevier                                            4,700        58,599
 Royal Dutch Petroleum                                    1,447        62,592
                                                                    ---------
                                                                      141,697
                                                                    ---------

 New Zealand - 1.70%
 Carter Holt Harvey                                       7,000         5,616
 Telecom Corporation of
   New Zealand                                           16,461        40,497
                                                                    ---------
                                                                       46,113
                                                                    ---------

 Republic of Korea - 1.28%
 POSCO ADR                                                1,500        34,695
                                                                    ---------
                                                                       34,695
                                                                    ---------

 Singapore - 1.08%
 Overseas Chinese Banking                                 5,000        29,450
                                                                    ---------
                                                                       29,450
                                                                    ---------

 South Africa - 1.69%
 Sanlam                                                  23,300        17,562
 Sasol                                                    2,600        28,357
                                                                    ---------
                                                                       45,919
                                                                    ---------

 Spain - 4.65%
 Banco Santander Central
   Hispanoamericano                                       3,600        22,068
 Endesa                                                   2,567        26,514
 Iberdrola                                                2,993        35,568
+Telefonica                                               4,469        42,398
                                                                    ---------
                                                                      126,548
                                                                    ---------

 United Kingdom - 18.02%
 BG Group                                                 5,639        22,518
 Boots                                                    6,265        58,171
 Brambles Industries                                      7,200        23,767
+British Airways                                         16,800        34,628
 Cable & Wireless                                         7,500        17,336
 GKN                                                      7,200        24,950
 GlaxoSmithKline                                          3,934        75,024

78   Delaware Pooled Trust o 2002 Annual Report

                                                       Number    Market Value
                                                      of Shares      (U.S. $)
--------------------------------------------------------------------------------
 GUS                                                      6,455     $  58,268
 HBOS                                                     5,150        56,801
 Lloyds TSB Group                                         6,200        53,396
 Six Continents                                           8,042        65,108
                                                                    ---------
                                                                      489,967
                                                                    ---------

 United States - 31.13%
 Alcoa                                                    1,400        30,884
 American Express                                         1,300        47,281
 Bank of America                                            605        42,229
 Boeing                                                   1,000        29,750
 ChevronTexaco                                              550        37,197
 Deere & Company                                          1,000        46,390
 Ford Motor                                               2,700        22,842
 HCA                                                      1,000        43,490
 International Business
   Machines                                                 600        47,364
 J.P. Morgan Chase                                        1,450        30,088
 Limited Brands                                           2,600        40,742
 Marsh & McLennan                                         1,000        46,710
 Mellon Financial                                         1,400        39,606
 Merck & Company                                          1,000        54,240
+Micron Technology                                        1,900        30,400
 Morgan Stanley Dean Witter                                 900        35,028
 Newell Rubbermaid                                        1,600        51,872
+Oracle                                                   5,000        51,250
 SBC Communications                                       1,600        41,056
 Verizon Communications                                   1,000        37,760
 Wyeth                                                    1,200        40,200
                                                                    ---------
                                                                      846,379
                                                                    ---------
--------------------------------------------------------------------------------
Total Common Stock
(cost $3,364,847)                                                   2,662,642
================================================================================

                                                      Principal
                                                       Amount
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS - 1.43%
 With BNP Paribas
   1.86% 11/1/02 (dated 10/31/02,
   collateralized by $14,960
   U.S. Treasury Bills due 4/24/03,
   market value $14,859)                                $14,560      14,560
 With J. P. Morgan Securities
   1.86% 11/1/02 (dated 10/31/02,
   collateralized by $10,150
   U.S. Treasury Bills due 5/1/03,
   market value $10,077)                                  9,880       9,880

                                                      Principal  Market Value
                                                       Amount        (U.S. $)
--------------------------------------------------------------------------------
 With UBS Warburg
   1.86% 11/1/02 (dated 10/31/02,
   collateralized by $14,200
   U.S. Treasury Notes
   5.75% due 8/15/03,
   market value $14,854)                              $  14,560    $   14,560
--------------------------------------------------------------------------------
 Total Repurchase Agreements
 (cost $39,000)                                                        39,000
================================================================================
--------------------------------------------------------------------------------
 TOTAL MARKET VALUE OF SECURITIES - 99.36%
 (COST $3,403,847)                                                  2,701,642
================================================================================
--------------------------------------------------------------------------------
 RECEIVABLES AND OTHER
   ASSETS NET OF LIABILITIES - 0.64%                                   17,525
================================================================================
--------------------------------------------------------------------------------
 NET ASSETS APPLICABLE TO
   400,987 SHARES OUTSTANDING;
   EQUIVALENT TO $6.78
   PER SHARE - 100.00%                                             $2,719,167
================================================================================
--------------------------------------------------------------------------------
 COMPONENTS OF NET ASSETS
   AT OCTOBER 31, 2002:
--------------------------------------------------------------------------------
 Shares of beneficial interest (unlimited
   authorization - no par)                                         $3,419,864
 Undistributed net investment income*                                  51,818
 Accumulated net realized loss
   on investments                                                     (50,534)
 Net unrealized depreciation of
   investments and foreign currencies                                (701,981)
--------------------------------------------------------------------------------
 Total net assets                                                  $2,719,167
================================================================================

 +Non-income producing security for the year ended October 31, 2002. *Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
**Securities have been classified by country of origin. Classification by type of business has been presented in Note #13 to the Financial Statements.

  ADR - American Depositary Receipts

  See accompanying notes

                                 2002 Annual Report o Delaware Pooled Trust   79

Delaware Pooled Trust--The International Equity Portfolio
Statement of Net Assets***
October 31, 2002

                                                       Number    Market Value
                                                      of Shares      (U.S. $)
--------------------------------------------------------------------------------
  COMMON STOCK - 96.70%
  Australia - 13.31%
 *Amcor                                               2,571,059  $ 11,601,004
  Coles Myer                                            823,004     2,918,743
  CSR                                                 1,150,989     3,513,394
  Foster's Group                                      5,005,151    13,194,829
  National Australia Bank                               643,832    12,281,321
  Orica                                                 628,180     3,521,263
 *Telstra                                             2,929,067     7,738,009
                                                                 ------------
                                                                   54,768,563
                                                                 ------------

  Belgium - 1.39%
  Electrabel                                             24,540     5,703,670
                                                                 ------------
                                                                    5,703,670
                                                                 ------------

  Finland - 1.08%
 *UPM-Kymmene                                           136,510     4,427,337
                                                                 ------------
                                                                    4,427,337
                                                                 ------------

  France - 7.51%
 *Alcatel                                               393,191     1,962,460
  Compagnie de Saint-Gobain                             257,892     5,600,713
  Societe Generale                                      225,039    11,399,091
  Total Fina Elf                                         86,750    11,949,875
                                                                 ------------
                                                                   30,912,139
                                                                 ------------

  Germany - 5.14%
  Bayer                                                 328,713     6,282,623
  Bayerische Hypo-und
    Vereinsbank                                         373,312     4,935,373
  RWE                                                   317,855     9,946,789
                                                                 ------------
                                                                   21,164,785
                                                                 ------------

  Hong Kong - 4.78%
  Hong Kong Electric                                  1,811,800     7,363,954
  Jardine Matheson Holdings                             874,778     5,292,407
  Wharf Holdings                                      3,483,671     6,990,256
                                                                 ------------
                                                                   19,646,617
                                                                 ------------

  Italy - 2.00%
  IntesaBci                                           4,839,000     8,218,386
                                                                 ------------
                                                                    8,218,386
                                                                 ------------

  Japan - 13.63%
  Canon                                                 457,000    16,860,991
 *Eisai                                                 382,500     8,258,203
  Hitachi                                             1,404,000     5,489,478
 *Matsushita Electric Industrial                        737,000     7,724,333
*+Millea Holdings                                           564     4,212,391

                                                       Number    Market Value
                                                      of Shares      (U.S. $)
--------------------------------------------------------------------------------

 *Murata Manufacturing                                  193,700  $  9,154,543
 *West Japan Railway                                      1,348     4,368,264
                                                                 ------------
                                                                   56,068,203
                                                                 ------------

  Malaysia - 0.61%
  Sime Darby Berhad                                   1,925,000     2,512,632
                                                                 ------------
                                                                    2,512,632
                                                                 ------------

  Netherlands - 7.56%
  ING Groep                                             441,167     7,379,033
  Reed Elsevier                                         813,566    10,143,441
  Royal Dutch Petroleum                                 314,191    13,590,741
                                                                 ------------
                                                                   31,113,215
                                                                 ------------

  New Zealand - 2.13%
  Carter Holt Harvey                                  1,057,649       848,478
 *Telecom Corporation of
  New Zealand                                         3,224,800     7,933,562
                                                                 ------------
                                                                    8,782,040
                                                                 ------------

  Republic of Korea - 1.56%
  POSCO ADR                                             277,167     6,410,873
                                                                 ------------
                                                                    6,410,873
                                                                 ------------

  Singapore - 1.26%
  Overseas Chinese Banking                              877,000     5,165,543
                                                                 ------------
                                                                    5,165,543
                                                                 ------------

  South Africa - 2.01%
  Sanlam                                              4,079,600     3,074,917
  Sasol                                                 477,817     5,211,369
                                                                 ------------
                                                                    8,286,286
                                                                 ------------

  Spain - 6.82%
 *Banco Santander Central
    Hispanoamericano                                  1,111,537     6,813,674
  Endesa                                                 85,017       878,126
 *Iberdrola                                             694,152     8,249,025
 +Telefonica                                          1,278,960    12,133,588
                                                                 ------------
                                                                   28,074,413
                                                                 ------------

  United Kingdom - 25.91%
  BG Group                                            2,638,529    10,536,329
  Boots                                               1,355,459    12,585,451
  Brambles Industries                                 1,262,007     4,165,872
 +British Airways                                     1,921,245     3,959,999
  Cable & Wireless                                    1,352,002     3,125,119
  GKN                                                 1,009,400     3,497,830

80   Delaware Pooled Trust o 2002 Annual Report

                                                       Number    Market Value
                                                      of Shares      (U.S. $)
--------------------------------------------------------------------------------
  GlaxoSmithKline                                       742,714  $ 14,164,035
  GUS                                                 1,442,696    13,023,039
  HBOS                                                1,159,487    12,788,414
  Lloyds TSB Group                                    1,163,097    10,016,937
  Rio Tinto                                             479,300     8,638,167
  Six Continents                                      1,245,380    10,082,632
                                                                 ------------
                                                                  106,583,824
                                                                 ------------
--------------------------------------------------------------------------------
  Total Common Stock
  (cost $475,098,592)                                             397,838,526
================================================================================

                                                      Principal
                                                       Amount
  REPURCHASE AGREEMENTS - 2.76%
  With BNP Paribas
    1.86% 11/1/02 (dated
    10/31/02, collateralized
    by $4,350,700 U.S. Treasury
    Bills due 4/24/03,
    market value $4,322,503)                         $4,235,700     4,235,700
  With J. P. Morgan Securities
    1.86% 11/1/02 (dated
    10/31/02, collateralized
    by $2,951,800 U.S. Treasury
    Bills due 5/1/03,
    market value $2,931,291)                          2,873,600     2,873,600
  With UBS Warburg
    1.86% 11/1/02 (dated
    10/31/02, collateralized
    by $4,129,500 U.S. Treasury
    Notes 5.75% due 8/15/03,
    market value $4,321,127)                          4,235,700     4,235,700
--------------------------------------------------------------------------------
  Total Repurchase Agreements
  (cost $11,345,000)                                               11,345,000
================================================================================
--------------------------------------------------------------------------------
  TOTAL MARKET VALUE OF SECURITIES - 99.46%
  (COST $486,443,592)                                             409,183,526
================================================================================
--------------------------------------------------------------------------------
  RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES - 0.54%                                      2,230,215
================================================================================
--------------------------------------------------------------------------------
  NET ASSETS APPLICABLE TO
    34,879,167 SHARES
    OUTSTANDING - 100.00%                                        $411,413,741
================================================================================
--------------------------------------------------------------------------------
  NET ASSET VALUE - DELAWARE
    POOLED TRUST - THE INTERNATIONAL
    EQUITY PORTFOLIO
    ORIGINAL CLASS
    ($411,404,260 / 34,878,362 SHARES)                                 $11.80
================================================================================
--------------------------------------------------------------------------------
  NET ASSET VALUE - DELAWARE
    POOLED TRUST - THE INTERNATIONAL
    EQUITY PORTFOLIO RETIREMENT CLASS
    ($9,481 / 804.8 SHARES)                                            $11.78
================================================================================
--------------------------------------------------------------------------------
  COMPONENTS OF NET ASSETS
  AT OCTOBER 31, 2002:
--------------------------------------------------------------------------------
  Shares of beneficial interest
    (unlimited authorization - no par)                           $479,891,233
  Undistributed net investment income**                             8,324,975
  Accumulated net realized gain
    on investments                                                    430,369
  Net unrealized depreciation of investments
    and foreign currencies                                        (77,232,836)
--------------------------------------------------------------------------------
  Total net assets                                               $411,413,741
================================================================================

  +Non-income producing security for the year ended October 31, 2002.
  *Fully or partially on loan. See Note #11 in "Notes to Financial Statements". **Undistributed net investment income includes net realized gains (losses) on foreigncurrencies. Net realized gains (losses) on foreign currencies are treated as netinvestment income in accordance with provisions of the Internal Revenue Code.
***Securities have been classified by country of origin. Classification by type of business has been presented in Note #13 to the Financial Statements.

   ADR - American Depositary Receipts

   See accompanying notes

                                 2002 Annual Report o Delaware Pooled Trust   81

Delaware Pooled Trust--The Labor Select International Equity Portfolio Statement of Net Assets***
October 31, 2002

                                                       Number    Market Value
                                                      of Shares      (U.S. $)
--------------------------------------------------------------------------------
  COMMON STOCK - 96.22%
  Australia - 13.47%
  Amcor                                                 415,347   $ 1,874,108
  Coles Myer                                            174,692       619,536
  CSR                                                   421,550     1,286,781
  Foster's Group                                      1,167,815     3,078,653
  National Australia Bank                               137,021     2,613,724
  Orica                                                 134,069       751,524
  Telstra                                               659,938     1,743,424
                                                                  -----------
                                                                   11,967,750
                                                                  -----------

  Belgium - 1.98%
  Electrabel                                              7,580     1,761,769
                                                                  -----------
                                                                    1,761,769
                                                                  -----------

  Finland - 1.19%
  UPM-Kymmene                                            32,507     1,054,278
                                                                  -----------
                                                                    1,054,278
                                                                  -----------

  France - 7.97%
  Alcatel                                                96,492       481,602
  Societe Generale                                       67,922     3,440,511
  Total Fina Elf                                         22,910     3,155,869
                                                                  -----------
                                                                    7,077,982
                                                                  -----------

  Germany - 6.51%
  Bayer                                                  91,471     1,748,266
  Bayerische Hypo-und
    Vereinsbank                                         124,659     1,648,055
  RWE                                                    76,328     2,388,569
                                                                  -----------
                                                                    5,784,890
                                                                  -----------

  Hong Kong - 2.78%
  Hong Kong Electric                                    284,500     1,156,334
  Wharf Holdings                                        655,000     1,314,308
                                                                  -----------
                                                                    2,470,642
                                                                  -----------

  Italy - 2.17%
 *IntesaBci                                           1,133,000     1,924,247
                                                                  -----------
                                                                    1,924,247
                                                                  -----------

  Japan - 14.24%
  Canon                                                 110,000     4,058,445
  Eisai                                                  89,700     1,936,630
  Kinki Coca-Cola Bottling                               22,000       135,401
 *Matsushita Electric Industrial                        194,000     2,033,271
*+Millea Holdings                                           111       829,034
  Murata Manufacturing                                   45,200     2,136,217

                                                       Number    Market Value
                                                      of Shares      (U.S. $)
--------------------------------------------------------------------------------
  West Japan Railway                                        381  $  1,234,650
  Yokohama Reito                                         67,000       290,948
                                                                  -----------
                                                                   12,654,596
                                                                  -----------

  Netherlands - 8.29%
  ING Groep                                             113,288     1,894,874
  Reed Elsevier                                         158,458     1,975,635
  Royal Dutch Petroleum                                  80,278     3,472,529
 +Univar                                                  4,824        24,364
                                                                  -----------
                                                                    7,367,402
                                                                  -----------

  New Zealand - 2.41%
  Carter Holt Harvey                                    224,402       180,022
 *Telecom Corporation of
    New Zealand                                         796,908     1,960,531
                                                                  -----------
                                                                    2,140,553
                                                                  -----------

  Spain - 5.30%
 *Banco Santander Central
    Hispanoamericano                                    323,782     1,984,770
  Endesa                                                 20,981       216,709
 *Iberdrola                                             211,294     2,510,933
                                                                  -----------
                                                                    4,712,412
                                                                  -----------
  United Kingdom - 29.91%
  BG Group                                              711,066     2,839,470
  Boots                                                 354,449     3,291,062
  Brambles Industries                                   351,549     1,160,460
 +British Airways                                       546,521     1,126,469
  GKN                                                   367,981     1,275,149
  GlaxoSmithKline                                       150,215     2,864,697
  GUS                                                   353,693     3,192,743
  HBOS                                                  293,790     3,240,318
  Lloyds TSB Group                                      315,201     2,714,605
  Rio Tinto                                             129,439     2,332,810
  Six Continents                                        312,763     2,532,138
                                                                  -----------
                                                                   26,569,921
                                                                  -----------
--------------------------------------------------------------------------------
  Total Common Stock
  (cost $99,599,412)                                               85,486,442
================================================================================

82   Delaware Pooled Trust o 2002 Annual Report

                                                      Principal  Market Value
                                                       Amount        (U.S. $)
--------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS - 3.41%
  With BNP Paribas
    1.86% 11/1/02 (dated
    10/31/02, collateralized by
    $1,163,500 U.S. Treasury
    Bills due 4/24/03,
    market value $1,155,969)                         $1,132,800    $1,132,800
  With J. P. Morgan Securities
    1.86% 11/1/02 (dated
    10/31/02, collateralized by
    $789,400 U.S. Treasury
    Bills due 5/1/03,
    market value $783,917)                              768,400       768,400
  With UBS Warburg
    1.86% 11/1/02 (dated
    10/31/02, collateralized by
    $1,104,400 U.S. Treasury
    Notes 5.75% due 8/15/03,
    market value $1,155,601)                          1,132,800     1,132,800
--------------------------------------------------------------------------------
  Total Repurchase Agreements
  (cost $3,034,000)                                                 3,034,000
================================================================================
--------------------------------------------------------------------------------
  TOTAL MARKET VALUE OF SECURITIES - 99.63%
  (COST $102,633,412)                                              88,520,442
================================================================================
--------------------------------------------------------------------------------
  RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES - 0.37%                                        327,797
================================================================================
--------------------------------------------------------------------------------
  NET ASSETS APPLICABLE TO
    8,564,649 SHARES OUTSTANDING;
    EQUIVALENT TO $10.37
    PER SHARE - 100.00%                                           $88,848,239
================================================================================
--------------------------------------------------------------------------------
  COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 2002:
--------------------------------------------------------------------------------
  Shares of beneficial interest (unlimited
    authorization - no par)                                      $101,730,679
  Undistributed net investment income**                             1,038,593
  Accumulated net realized gain
    on investments                                                    186,926
  Net unrealized depreciation of investments
    and foreign currencies                                        (14,107,959)
--------------------------------------------------------------------------------
  Total net assets                                               $ 88,848,239
================================================================================

   +Non-income producing security for the year ended October 31, 2002.
   *Fully or partially on loan. See Note #11 in "Notes to Financial Statements." **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
 ***Securities have been classified by country of origin. Classification by type of business has been presented in Note #13 to the Financial Statements.

    ADR - American Depositary Receipts

See accompanying notes

                                 2002 Annual Report o Delaware Pooled Trust   83

Delaware Pooled Trust--The International Large-Cap Equity Portfolio Statement of Net Assets**
October 31, 2002

                                                       Number    Market Value
                                                      of Shares      (U.S. $)
--------------------------------------------------------------------------------
  COMMON STOCK - 95.26%
  Australia - 11.61%
  AMP                                                     6,156   $    43,391
  Foster's Group                                         25,566        67,398
  National Australia Bank                                 3,847        73,383
  Rio Tinto                                               2,309        40,944
  Telstra                                                17,072        45,101
                                                                  -----------
                                                                      270,217
                                                                  -----------

  Belgium - 2.00%
  Electrabel                                                200        46,485
                                                                  -----------
                                                                       46,485
                                                                  -----------

  Finland - 0.97%
  UPM-Kymmene                                               693        22,476
                                                                  -----------
                                                                       22,476
                                                                  -----------

  France - 9.52%
  Alcatel                                                 2,500        12,478
  Compagnie de Saint-Gobain                               1,600        34,748
  Societe Generale                                        1,600        81,046
  Total Fina Elf                                            678        93,395
                                                                  -----------
                                                                      221,667
                                                                  -----------

  Germany - 5.80%
  Bayer                                                   2,200        42,048
  Bayerische Hypo-und
    Vereinsbank                                           2,195        29,019
  RWE                                                     2,041        63,870
                                                                  -----------
                                                                      134,937
                                                                  -----------

  Hong Kong - 2.97%
  Hong Kong Electric                                     17,000        69,095
                                                                  -----------
                                                                       69,095
                                                                  -----------

  Italy - 2.23%
  IntesaBci                                              30,500        51,800
                                                                  -----------
                                                                       51,800
                                                                  -----------

  Japan - 12.96%
  Canon                                                   3,000       110,684
  Eisai                                                   2,000        43,180
  Hitachi                                                 8,000        31,279
  Matsushita Electric Industrial                          4,000        41,923
  Murata Manufacturing                                    1,100        51,988
  West Japan Railway                                          7        22,684
                                                                  -----------
                                                                      301,738
                                                                  -----------

                                                       Number    Market Value
                                                      of Shares      (U.S. $)
--------------------------------------------------------------------------------
  Netherlands - 7.98%
  ING Groep                                               2,724   $    45,562
  Reed Elsevier                                           4,473        55,769
  Royal Dutch Petroleum                                   1,953        84,480
                                                                  -----------
                                                                      185,811
                                                                  -----------

  New Zealand - 2.18%
  Telecom Corporation of
    New Zealand                                          20,600        50,680
                                                                  -----------
                                                                       50,680
                                                                  -----------

  Republic of Korea - 1.49%
  POSCO ADR                                               1,500        34,695
                                                                  -----------
                                                                       34,695
                                                                  -----------

  Singapore - 2.02%
  Overseas Chinese Banking                                8,000        47,120
                                                                  -----------
                                                                       47,120
                                                                  -----------

  Spain - 8.68%
  Banco Santander Central
    Hispanoamericano                                      8,429        51,669
  Endesa                                                  2,567        26,514
  Iberdrola                                               4,400        52,288
 +Telefonica                                              7,536        71,494
                                                                  -----------
                                                                      201,965
                                                                  -----------

  United Kingdom - 24.85%
  BG Group                                               21,649        86,450
  Boots                                                  10,500        97,493
  Brambles Industries                                    10,443        34,472
 +British Airways                                        15,300        31,536
  Cable & Wireless                                        7,700        17,798
  GKN                                                     6,600        22,871
  GlaxoSmithKline                                         4,175        79,620
  HBOS                                                    7,500        82,720
  Lloyds TSB Group                                        6,840        58,908
  Six Continents                                          8,200        66,387
                                                                  -----------
                                                                      578,255
                                                                  -----------
--------------------------------------------------------------------------------
  Total Common Stock
  (cost $3,118,976)                                                 2,216,941
================================================================================

84   Delaware Pooled Trust o 2002 Annual Report

                                                      Principal  Market Value
                                                       Amount        (U.S. $)
--------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS - 4.21%
  With BNP Paribas
    1.86% 11/1/02 (dated 10/31/02,
    collateralized by $37,580
    U.S. Treasury Bills due 4/24/03,
    market value $37,338)                               $36,590       $36,590
  With J. P. Morgan Securities
    1.86% 11/1/02 (dated 10/31/02,
    collateralized by $25,500
    U.S. Treasury Bills due 5/1/03,
    market value $25,321)                                24,820        24,820
  With UBS Warburg
    1.86% 11/1/02 (dated 10/31/02,
    collateralized by $35,670
    U.S. Treasury Notes
    5.75% due 8/15/03,
    market value $37,327)                                36,590        36,590
--------------------------------------------------------------------------------
  Total Repurchase Agreements
  (cost $98,000)                                                       98,000
================================================================================
--------------------------------------------------------------------------------
  TOTAL MARKET VALUE OF SECURITIES - 99.47%
  (COST $3,216,976)                                                 2,314,941
================================================================================
--------------------------------------------------------------------------------
  RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 0.53%                                           12,420
================================================================================
--------------------------------------------------------------------------------
  NET ASSETS APPLICABLE TO
    370,261 SHARES OUTSTANDING;
    EQUIVALENT TO $6.29
    PER SHARE - 100.00%                                            $2,327,361
================================================================================
--------------------------------------------------------------------------------
  COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 2002:
--------------------------------------------------------------------------------
  Shares of beneficial interest (unlimited
    authorization - no par)                                        $3,129,550
  Undistributed net investment income*                                 41,536
  Accumulated net realized gain on investments                         58,384
  Net unrealized depreciation of investments
    and foreign currencies                                           (902,109)
--------------------------------------------------------------------------------
  Total net assets                                                 $2,327,361
================================================================================

 +Non-income producing security for the year ended October 31, 2002. *Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
**Securities have been classified by country of origin. Classification by type of business has been presented in Note #13 to the Financial Statements.

  ADR - American Depositary Receipts

See accompanying notes

Delaware Pooled Trust--The International Small-Cap Portfolio
Statement of Net Assets**
October 31, 2002
                                                       Number    Market Value
                                                      of Shares      (U.S. $)
--------------------------------------------------------------------------------
  COMMON STOCK - 96.20%
  Australia - 3.56%
  Mayne Group Limited                                    20,609     $  41,177
  QBE Insurance Group                                    11,196        47,846
                                                                  -----------
                                                                       89,023
                                                                  -----------

  Denmark - 0.65%
  Bang & Olufsen Holdings Class B                           826        16,180
                                                                  -----------
                                                                       16,180
                                                                  -----------

  Finland - 0.68%
  Huhtamaki Van Leer Oyj                                  1,600        14,181
  Talentum                                                  900         2,852
                                                                  -----------
                                                                       17,033
                                                                  -----------

  France - 11.63%
  Boiron                                                    465        33,616
  Carbone Lorraine                                        1,420        35,873
 +Egide                                                     778         8,475
  Fimalac                                                 1,175        29,462
  Manitou                                                   470        26,507
  Mecatherm                                                 900        21,524
 +Neopost                                                 1,136        39,599
  Nexans                                                  2,890        40,067
  Norbert Dentressangle                                   1,225        28,630
  Remy Cointreau                                            890        26,846
                                                                  -----------
                                                                      290,599
                                                                  -----------

  Germany - 7.97%
  Bilfinger Berger                                        2,029        34,058
  Boewe Systec                                            1,411        25,431
  Buderus                                                 1,256        27,613
  Hugo Boss                                               2,481        24,078
  Jenoptik                                                2,417        28,962
  KSB AG-Vorzug                                             265        22,044
  Ludwig Beck AM Rathauseck                               3,384        26,809
 +Suess Microtec                                          2,610        10,106
                                                                  -----------
                                                                      199,101
                                                                  -----------

  Hong Kong - 9.69%
  Cafe De Coral Holdings                                 84,000        54,928
  Cosco Pacific Limited                                  40,000        32,054
  Hung Hing Printing Group                               82,000        53,620
  JCG Holdings Limited                                   52,000        24,669
  SmarTone Telecommunications
    Holdings                                             52,000        55,671

                                 2002 Annual Report o Delaware Pooled Trust   85

                                                       Number    Market Value
                                                      of Shares      (U.S. $)
--------------------------------------------------------------------------------
  South China Morning Post
    (Holdings)                                           46,000     $  21,232
                                                                  -----------
                                                                      242,174
                                                                  -----------

  Ireland - 4.35%
  Fyffes                                                 24,700        34,978
 +Icon ADR                                                2,114        51,013
  Kingspan Group                                         13,126        22,748
                                                                  -----------
                                                                      108,739
                                                                  -----------

  Japan - 12.70%
  Arcland Sakamoto                                        3,000        36,732
  Aronkasei                                              12,000        30,463
  Daitec                                                  1,000         7,910
  Fancl                                                   1,300        35,866
  Hamamatsu Photonics                                     1,900        31,018
  Kayaba Industry                                        23,000        49,939
  Miyachi Technos                                         1,800         9,873
  Nagawa                                                  6,000        19,590
  Otsuka Kagu                                             1,200        19,296
  Saizeriya                                               1,300        15,217
  Takara Printing                                         9,500        41,099
  Ube-Nitto Kasei                                        12,000        20,178
                                                                  -----------
                                                                      317,181
                                                                  -----------

  Netherlands - 3.94%
  Athlon Groep                                            3,857        32,467
  ICT Automatisering                                      3,316        24,629
 +QIAGEN                                                  3,195        20,882
  Stork                                                   1,700        10,690
  United Services Group                                   1,200         9,745
                                                                  -----------
                                                                       98,413
                                                                  -----------

  New Zealand - 2.50%
  Restaurant Brands New Zealand                          40,721        32,074
  The Warehouse Group                                     8,594        30,419
                                                                  -----------
                                                                       62,493
                                                                  -----------

  Norway - 0.34%
 +Nera                                                    9,324         8,526
                                                                  -----------
                                                                        8,526
                                                                  -----------

  Singapore - 2.88%
  Singapore Airport Terminal
    Services                                             25,000        24,211
  SMRT Corporation                                      130,000        47,856
                                                                  -----------
                                                                       72,067
                                                                  -----------

                                                       Number    Market Value
                                                      of Shares      (U.S. $)
--------------------------------------------------------------------------------
  Spain - 2.18%
  Aldeasa                                                 2,320     $  32,280
  Fomento de Construcciones
    y Contratas                                           1,080        22,257
                                                                  -----------
                                                                       54,537
                                                                  -----------

  Switzerland - 2.33%
  Lindt & Spruengli                                          10        58,258
                                                                  -----------
                                                                       58,258
                                                                  -----------

  United Kingdom - 30.80%
  Aga Foodservice Group                                  11,300        35,798
  Arriva                                                  8,300        39,994
  Body Shop International                                44,105        67,620
  Bovis Homes Group                                       8,375        49,396
  Cobham                                                  1,951        29,347
  Fuller Smith & Turner                                   4,795        34,132
 +Generics Group                                          4,400           585
  H.P. Bulmer Holdings                                    7,210        10,546
  IMI                                                    10,500        42,792
  Laird Group                                            14,500        31,985
  Northern Foods                                         21,130        52,312
  Pendragon                                               8,202        38,751
  Pennon Group                                            4,457        43,963
  Persimmon                                              11,100        71,849
  PizzaExpress                                           10,327        46,853
  Rexam                                                   8,300        52,881
  Send Group                                                950           840
  Spirax-Sarco Engineering                                7,053        43,033
  TT Electronics                                         19,000        33,440
 +TTP Communications                                     48,160        43,323
                                                                  -----------
                                                                      769,440
                                                                  -----------
--------------------------------------------------------------------------------
Total Common Stock
(cost $3,171,805)                                                   2,403,764
================================================================================

                                                      Principal
                                                       Amount
--------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS - 1.44%
  With BNP Paribas
    1.86% 11/1/02 (dated 10/31/02,
    collateralized by $13,810
    U.S. Treasury Bills due 4/24/03,
    market value $13,716)                               $13,450        13,450
  With J. P. Morgan Securities
    1.86% 11/1/02 (dated 10/31/02,
    collateralized by $9,400
    U.S. Treasury Bills due 5/1/03,
    market value $9,302)                                  9,100         9,100

86   Delaware Pooled Trust o 2002 Annual Report

                                                      Principal  Market Value
                                                       Amount        (U.S. $)
--------------------------------------------------------------------------------
  With UBS Warburg
    1.86% 11/1/02 (dated 10/31/02,
    collateralized by $13,100
    U.S. Treasury Notes
    5.75% due 8/15/03,
    market value $13,712)                               $13,450       $13,450
--------------------------------------------------------------------------------
  Total Repurchase Agreements
  (cost $36,000)                                                       36,000
================================================================================
--------------------------------------------------------------------------------
  TOTAL MARKET VALUE OF SECURITIES - 97.64%
  (COST $3,207,805)                                                 2,439,764
================================================================================
--------------------------------------------------------------------------------
  RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES - 2.36%                                         59,039
================================================================================
--------------------------------------------------------------------------------
  NET ASSETS APPLICABLE TO 413,430
    SHARES OUTSTANDING;
    EQUIVALENT TO $6.04
    PER SHARE - 100.00%                                            $2,498,803
================================================================================
--------------------------------------------------------------------------------
  COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 2002:
--------------------------------------------------------------------------------
  Shares of beneficial interest (unlimited
    authorization - no par)                                        $3,455,231
  Undistributed net investment income*                                 57,551
  Accumulated net realized loss
    on investments                                                   (246,967)
  Net unrealized depreciation of investments
    and foreign currencies                                           (767,012)
--------------------------------------------------------------------------------
  Total net assets                                                 $2,498,803
================================================================================

 +Non-income producing security for the year ended October 31, 2002. *Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
**Securities have been classified by country of origin. Classification by type of business has been presented in Note #13 to the Financial Statements.

  ADR - American Depositary Receipts

See accompanying notes

Delaware Pooled Trust--The Emerging
Markets Portfolio
Statement of Net Assets***
October 31, 2002
                                                       Number    Market Value
                                                      of Shares      (U.S. $)
--------------------------------------------------------------------------------
  COMMON STOCK - 97.93%
  Argentina - 0.11%
 +Central Puerto Class B                                634,916  $    123,015
                                                                  -----------
                                                                      123,015
                                                                  -----------

  Brazil - 8.21%
  Aracruz Celulose ADR                                  142,888     2,284,779
  Brasil Telecom                                      4,374,097        14,637
  Companhia Paranaense de
    Energia Copel ADR                                   406,747       935,518
  Empresa Brasiliera de
    Aeronautica ADR                                     112,329     1,761,319
  Gerdau Metalurgica                                196,286,000     2,659,673
  Petroleo Brasileiro ADR                               128,989     1,555,607
  Petroleo Brasileiro Petrobras                           8,000        97,604
 +Rossi Residential GDR                                  22,000         7,271
  Uniao de Bancos
    Brasileiros                                       9,710,000        85,307
                                                                  -----------
                                                                    9,401,715
                                                                  -----------

  Chile - 2.80%
  Administradora de Fondos
    de Pensiones Provida ADR                            104,590     2,300,980
  Empresa Nacional Electricidad
    ADR                                                 118,812       908,912
                                                                  -----------
                                                                    3,209,892
                                                                  -----------

  China - 10.90%++
  Beijing Capital International
    Airport                                           8,062,000     1,705,565
  Chaoda Modern
    Agriculture                                      10,562,000     1,557,348
  China Rare Earth Holdings                           9,766,000       989,203
  Guangshen Railway                                  12,792,000     2,214,185
  Yanzhou Coal Mining
    Class H                                           8,212,000     2,948,143
  Zhejiang Expressway                                 9,482,000     3,069,748
                                                                  -----------
                                                                   12,484,192
                                                                  -----------

  Croatia - 1.87%
  Pliva GDR                                             177,473     2,147,423
                                                                  -----------
                                                                    2,147,423
                                                                  -----------

  Czech Republic - 1.61%
  CEZ                                                   657,280     1,841,839
                                                                  -----------
                                                                    1,841,839
                                                                  -----------

                                 2002 Annual Report o Delaware Pooled Trust   87

                                                       Number    Market Value
                                                      of Shares      (U.S. $)
--------------------------------------------------------------------------------
  Egypt - 1.39%
  Mobinil - Egyptian Mobile
    Services                                            254,301   $ 1,592,503
                                                                  -----------
                                                                    1,592,503
                                                                  -----------

  Estonia - 2.67%
  Eesti Telekom GDR                                      76,094     1,159,741
 *Eesti Telekom GDR 144A                                 29,861       433,653
  Hansabank                                             107,935     1,470,780
                                                                  -----------
                                                                    3,064,174
                                                                  -----------

  Hungary - 2.34%
  Gedeon Richter GDR                                     14,121       734,292
 *Gedeon Richter GDR 144A                                 6,405       331,945
  OTP Bank                                              182,350     1,614,789
                                                                  -----------
                                                                    2,681,026
                                                                  -----------

  India - 6.79%
 +Gas Authority of India GDR                             79,519       626,212
+*Gas Authority of India
    GDR 144A                                            277,648     2,281,462
 +ICICI ADR                                             337,548     2,075,920
  Mahanagar Telecom
    Nigam ADR                                           412,100     1,578,343
  Videsh Sanchar Nigam ADR                              322,504     1,215,840
                                                                  -----------
                                                                    7,777,777
                                                                  -----------

  Indonesia - 1.90%
  Astra Agro Lestari                                  8,749,500     1,161,229
  Hanjaya Mandala
    Sampoerna                                         3,152,500     1,016,110
                                                                  -----------
                                                                    2,177,339
                                                                  -----------

  Israel - 1.14%
 +Bank Hapoalim                                         876,737     1,304,646
                                                                  -----------
                                                                    1,304,646
                                                                  -----------

  Malaysia - 2.15%
  Petronas Dagangan                                     777,000     1,134,829
 +PLUS Expressways                                    2,420,000     1,324,632
                                                                  -----------
                                                                    2,459,461
                                                                  -----------

  Mexico - 7.01%
  Cemex de C.V.                                         643,533     2,614,452
  Grupo Continental                                   1,050,600     1,552,458
  Grupo Elektra de C.V.                                 464,300     1,335,589
  Telefonos de Mexico ADR                                83,100     2,534,550
                                                                  -----------
                                                                    8,037,049
                                                                  -----------

                                                       Number    Market Value
                                                      of Shares      (U.S. $)
--------------------------------------------------------------------------------
  Republic of Korea - 9.34%
  Korea Telecom ADR                                     131,465   $ 2,700,291
 *Korea Tobacco & Ginseng
    GDR 144A                                            334,043     2,448,535
  Pohang Iron & Steel                                    17,010     1,598,396
  Posco                                                  49,732     1,150,301
  Samsung Electronics                                     9,910     2,805,868
                                                                  -----------
                                                                   10,703,391
                                                                  -----------

  Russia - 6.56%
  Gazprom ADR                                            62,004       819,073
 *Gazprom ADR 144A                                       31,028       409,880
  Lukoil Holding ADR                                     34,063     2,224,886
  Norilsk Nickel ADR                                    132,900     2,644,709
  Yukos ADR                                              10,257     1,420,595
                                                                  -----------
                                                                    7,519,143
                                                                  -----------

  South Africa - 18.68%
  African Bank Investments                            3,105,834     1,720,838
  Amalgamated Banks of
    South Africa                                        769,793     2,443,824
  Aspen Pharmacare
    Holdings                                          2,357,840     1,671,250
  Impala Platinum Holdings                               61,605     3,536,328
  Kumba Resources                                       853,342     2,981,673
  Nampak                                                884,524     1,214,175
  Network Healthcare
    Holdings                                          4,293,899     1,277,429
 +Profurn                                               302,912       108,865
  Sanlam                                              2,946,100     2,220,564
  Sappi                                                  97,230     1,164,700
  Sasol                                                 281,125     3,066,124
                                                                  -----------
                                                                   21,405,770
                                                                  -----------

  Taiwan - 6.77%
  China Steel ADR                                       137,482     1,479,499
  China Steel GDR                                       109,273     1,163,757
  President Chain Store                               1,202,040     1,867,650
 +United Microelectronics ADR                           232,735       965,850
 +Yageo GDR                                             879,480     1,292,836
+*Yageo GDR 144A                                        670,087       985,028
                                                                  -----------
                                                                    7,754,620
                                                                  -----------

  Thailand - 5.69%
  Electricity Generating Public
    Company                                           3,527,700     3,097,691
  Hana Microelectronics                                 888,000     1,220,936
  PTT Public Company                                  2,467,100     2,194,878
                                                                  -----------
                                                                    6,513,505
                                                                  -----------
--------------------------------------------------------------------------------
  Total Common Stock
  (cost $126,802,719)                                             112,198,480
================================================================================

88   Delaware Pooled Trust o 2002 Annual Report

                                                      Principal  Market Value
                                                       Amount        (U.S. $)
--------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS - 1.10%
  With BNP Paribas
    1.86% 11/1/02 (dated 10/31/02,
    collateralized by $485,000
    U.S. Treasury Bills due 4/24/03,
    market value $481,590)                             $472,000  $    472,000
  With J. P. Morgan Securities
    1.86% 11/1/02 (dated 10/31/02,
    collateralized by $329,000
    U.S. Treasury Bills due 5/1/03,
    market value $326,589)                              320,000       320,000
  With UBS Warburg
    1.86% 11/1/02 (dated 10/31/02,
    collateralized by $460,000
    U.S. Treasury Notes 5.75%
    due 8/15/03,
    market value $481,440)                              472,000       472,000
--------------------------------------------------------------------------------
  Total Repurchase Agreements
  (cost $1,264,000)                                                 1,264,000
================================================================================
--------------------------------------------------------------------------------
  TOTAL MARKET VALUE OF SECURITIES - 99.03%
  (COST $128,066,719)                                             113,462,480
================================================================================
--------------------------------------------------------------------------------
  RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES - 0.97%                                      1,110,948
================================================================================
--------------------------------------------------------------------------------
  NET ASSETS APPLICABLE TO
    16,870,782 SHARES OUTSTANDING;
    EQUIVALENT TO $6.79
    PER SHARE - 100.00%                                          $114,573,428
================================================================================
--------------------------------------------------------------------------------
  COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 2002:
--------------------------------------------------------------------------------
  Shares of beneficial interest (unlimited
    authorization - no par)                                      $148,052,069
  Undistributed net investment income**                             3,960,434
  Accumulated net realized loss
    on investments                                                (22,832,886)
  Net unrealized depreciation of investments
    and foreign currencies                                        (14,606,189)
--------------------------------------------------------------------------------
  Total net assets                                               $114,573,428
================================================================================

  +Non-income producing security for the year ended October 31, 2002.
 ++Hong Kong listed securities.
  *Securities exempt from registration under Rule 144A of the Securities Act of 1933. See Note #12 in "Notes to Financial Statements".
 **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.
***Securities have been classified by country of origin. Classification by type of business has been presented in Note #13 to the Financial Statements.

   ADR - American Depositary Receipts
   GDR - Global Depositary Receipts

See accompanying notes

Delaware Pooled Trust--
The Global Fixed Income Portfolio
Statement of Net Assets
October 31, 2002
                                                      Principal  Market Value
                                                       Amount*       (U.S. $)
--------------------------------------------------------------------------------
  BONDS - 97.24%
  Australia - 8.34%
  New South Wales Treasury
    6.50% 5/1/06                      AUD            16,700,000  $  9,644,672
  Queensland Treasury
    6.00% 7/14/09                                     9,700,000     5,544,477
    6.00% 6/14/11                                     9,000,000     5,089,970
  Telstra
    6.375% 6/29/11                    EUR             2,900,000     3,079,871
                                                                  -----------
                                                                   23,358,990
                                                                  -----------

  Austria - 6.19%
  Oesterreich Kontrollbank
    5.25% 4/25/08                     EUR             3,000,000     3,138,958
    6.00% 5/19/09                     USD             5,600,000     6,318,105
  Republic of Austria
    5.25% 1/4/11                      EUR             4,500,000     4,692,158
    5.50% 10/20/07                                    3,000,000     3,179,843
                                                                  -----------
                                                                   17,329,064
                                                                  -----------

  Belgium - 5.17%
  Kingdom of Belgium
    5.75% 9/28/10                     EUR            13,500,000    14,484,029
                                                                  -----------
                                                                   14,484,029
                                                                  -----------

  Canada - 5.86%
  Canada Government
    4.50% 9/1/07                      CAD             6,000,000     3,888,215
    5.50% 6/1/10                                      7,000,000     4,666,816
  Ontario Province
    6.25% 12/3/08                     NZD             6,000,000     2,879,883
    7.50% 1/19/06                     CAD             7,000,000     4,961,794
                                                                  -----------
                                                                   16,396,708
                                                                  -----------

  Chile - 0.27%
  Republic of Chile
    6.875% 4/28/09                    USD               700,000       742,871
                                                                  -----------
                                                                      742,871
                                                                  -----------

  Finland - 3.91%
  Republic of Finland
    3.75% 11/12/03                    EUR             4,500,000     4,488,881
    5.75% 2/23/11                                     6,000,000     6,446,354
                                                                  -----------
                                                                   10,935,235
                                                                  -----------

                                 2002 Annual Report o Delaware Pooled Trust   89

                                                      Principal  Market Value
                                                       Amount*       (U.S. $)
--------------------------------------------------------------------------------
  France - 6.61%
  Government of France
    4.00% 10/25/09                     EUR           19,000,000   $18,503,359
                                                                  -----------
                                                                   18,503,359
                                                                  -----------

  Germany - 8.76%
  Depfa Pfandbriefbank
    5.625% 2/7/03                      EUR            4,000,000     3,979,422
  Deutschland Republic
    6.25% 1/4/24                                      9,000,000    10,189,890
  Kredit Fuer Wiederaufbau
    5.25% 7/4/12                                     10,000,000    10,354,378
                                                                  -----------
                                                                   24,523,690
                                                                  -----------

  Italy - 8.18%
  Republic of Italy
    3.75% 6/8/05                      JPY         1,250,000,000    11,188,985
   +5.75% 7/25/16                     EUR            11,000,000    11,708,086
                                                                  -----------
                                                                   22,897,071
                                                                  -----------

  Netherlands - 8.76%
  Baden Wurt L- Finance
    6.625% 8/20/03                    DEM            16,000,000     8,306,508
  Netherlands Government
    5.75% 2/15/07                     EUR             9,500,000    10,133,195
    7.50% 1/15/23                                     2,500,000     3,202,630
 +Rwe Finance
    6.125% 10/26/12                                   2,800,000     2,890,866
                                                                  -----------
                                                                   24,533,199
                                                                  -----------

  New Zealand - 6.82%
  New Zealand Government
    6.00% 11/15/11                    NZD            40,000,000    19,082,533
                                                                  -----------
                                                                   19,082,533
                                                                  -----------

  Spain - 5.92%
  Kingdom of Spain
    3.10% 9/20/06                     JPY           660,000,000     5,999,320
   +4.625% 7/22/04                                1,200,000,000    10,562,341
                                                                  -----------
                                                                   16,561,661
                                                                  -----------

  Supranational - 7.67%
  European Investment Bank
    5.00% 4/15/08                     EUR             5,000,000     5,178,041
  Inter-American Development
    Bank 5.50% 3/30/10                               10,500,000    11,072,980

                                                      Principal  Market Value
                                                       Amount*       (U.S. $)
--------------------------------------------------------------------------------
  International Bank
    Reconstruction &
    Development
    5.50% 11/3/08                     NZD             7,000,000  $  3,263,476
    7.25% 5/27/03                                     4,000,000     1,956,263
                                                                  -----------
                                                                   21,470,760
                                                                  -----------

  Sweden - 4.71%
 +Swedish Government
    3.50% 4/20/06                     SEK            10,000,000     1,058,895
  Swedish Government
    Series 1043
    5.00% 1/28/09                                   110,000,000    12,132,710
                                                                  -----------
                                                                   13,191,605
                                                                  -----------

  United Kingdom - 0.63%
  British Telecom
    6.875% 2/15/11                    EUR               830,000       884,711
  Powergen UK PLC
    5.00% 7/8/09                                        900,000       872,333
                                                                  -----------
                                                                    1,757,044
                                                                  -----------

  United States - 9.44%
  Fannie Mae
    6.375% 8/15/07                    AUD            13,500,000     7,793,249
 +KFW International
    Finance
    1.00% 12/20/04                    JPY         1,400,000,000    11,663,893
  U.S. Treasury Note
    4.375% 5/15/07                    USD             3,300,000     3,538,590
    4.875% 2/15/12                                    3,200,000     3,451,421
                                                                  -----------
                                                                   26,447,153
                                                                  -----------
--------------------------------------------------------------------------------
  Total Bonds
  (cost $256,336,365)                                             272,214,972
================================================================================
  REPURCHASE AGREEMENTS - 0.83%
  With BNP Paribas
    1.86% 11/1/02 (dated 10/31/02,
    collateralized by $890,800
    U.S. Treasury Bills due 4/24/03,
    market value $885,075)            USD               867,300       867,300
  With J. P. Morgan Securities
    1.86% 11/1/02 (dated 10/31/02,
    collateralized by $604,400
    U.S. Treasury Bills due 5/1/03,
    market value $600,211)                              588,400       588,400

90   Delaware Pooled Trust o 2002 Annual Report

                                                      Principal  Market Value
                                                       Amount*       (U.S. $)
--------------------------------------------------------------------------------
  With UBS Warburg
    1.86% 11/1/02
    (dated 10/31/02,
    collateralized by $845,500
    U.S. Treasury Notes 5.75%
    due 8/15/03,
    market value $884,793)            USD               867,300  $    867,300
--------------------------------------------------------------------------------
  Total Repurchase Agreements
  (cost $2,323,000)                                                 2,323,000
================================================================================
--------------------------------------------------------------------------------
  TOTAL MARKET VALUE OF SECURITIES - 98.07%
  (COST $258,659,365)                                             274,537,972
================================================================================
--------------------------------------------------------------------------------
  RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES - 1.93%                                      5,399,670
================================================================================
--------------------------------------------------------------------------------
  NET ASSETS APPLICABLE TO
    23,803,494 SHARES OUTSTANDING;
    EQUIVALENT TO $11.76
    PER SHARE - 100.00%                                          $279,937,642
================================================================================
--------------------------------------------------------------------------------
  COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 2002:
--------------------------------------------------------------------------------
  Shares of beneficial interest (unlimited
    authorization - no par)                                      $268,781,827
  Undistributed net investment income**                            11,449,187
  Accumulated net realized loss
    on investments                                                (16,319,339)
  Net unrealized appreciation of investments
    and foreign currencies                                         16,025,967
--------------------------------------------------------------------------------
  Total net assets                                               $279,937,642
================================================================================

 *Principal amount is stated in the currency in which each bond is denominated.

  AUD - Australian Dollar
  CAD - Canadian Dollar
  DEM - German Mark
  EUR - European Monetary Unit
  JPY - Japanese Yen
  NZD - New Zealand Dollar
  SEK - Swedish Krona
  USD - U.S. Dollar

 +Fully or partially on loan. See Note #11 in "Notes to Financial Statements". **Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes

Delaware Pooled Trust--
The International Fixed Income Portfolio
Statement of Net Assets
October 31, 2002
                                                      Principal  Market Value
                                                       Amount*       (U.S. $)
--------------------------------------------------------------------------------
  BONDS - 97.21%
  Australia - 8.23%
  New South Wales Treasury
    8.00% 3/1/08                      AUD             2,500,000   $ 1,546,100
  Queensland Treasury
    6.00% 6/14/11                                     1,500,000       848,328
    6.50% 6/14/05                                     1,100,000       631,723
  Telstra
    6.375% 6/29/11                    EUR               400,000       424,810
                                                                  -----------
                                                                    3,450,961
                                                                  -----------

  Austria - 4.48%
  Oesterreich Kontrollbank
    5.25% 4/25/08                     EUR             1,000,000     1,046,319
  Republic of Austria
    5.25% 1/4/11                                        800,000       834,161
                                                                  -----------
                                                                    1,880,480
                                                                  -----------

  Belgium - 4.61%
  Kingdom of Belgium
    5.75% 9/28/10                     EUR             1,800,000     1,931,204
                                                                  -----------
                                                                    1,931,204
                                                                  -----------

  Chile - 0.24%
  Republic of Chile
    5.125% 7/25/05                    EUR               100,000        99,649
                                                                  -----------
                                                                       99,649
                                                                  -----------

  Finland - 2.55%
  Republic of Finland
    9.50% 3/15/04                     EUR             1,000,000     1,069,835
                                                                  -----------
                                                                    1,069,835
                                                                  -----------

  France - 4.64%
  Government of France
    4.00% 10/25/09                    EUR             2,000,000     1,947,722
                                                                  -----------
                                                                    1,947,722
                                                                  -----------

  Germany - 19.62%
  Bayerische Vereinsbank
    6.50% 6/6/05                      EUR             1,000,000     1,060,265


                                 2002 Annual Report o Delaware Pooled Trust   91

                                                      Principal  Market Value
                                                       Amount*       (U.S. $)
--------------------------------------------------------------------------------
  Deutschland Republic
    4.00% 7/4/09                      EUR               800,000   $   783,921
    6.00% 1/4/07                                      1,700,000     1,827,956
    6.50% 10/14/05                                    1,000,000     1,073,386
    6.50% 7/4/27                                      1,400,000     1,643,046
  Kredit Fuer Wiederaufbau
    5.00% 7/4/11                                      1,800,000     1,837,186
                                                                  -----------
                                                                    8,225,760
                                                                  -----------

  Italy - 4.30%
  Republic of Italy
    5.125% 7/29/03                    JPY           100,000,000       846,728
    5.75% 7/25/16                     EUR               900,000       957,935
                                                                  -----------
                                                                    1,804,663
                                                                  -----------

  Netherlands - 7.57%
  DSL Finance
    5.75% 3/19/09                     DEM             1,500,000       814,375
  Netherlands Government
    5.50% 7/15/10                     EUR             1,000,000     1,060,216
    7.50% 1/15/23                                       700,000       896,736
  Rwe Finance
    6.125% 10/26/12                                     390,000       402,656
                                                                  -----------
                                                                    3,173,983
                                                                  -----------

  New Zealand - 6.16%
  New Zealand Government
    6.00% 11/15/11                    NZD             1,800,000       858,714
    7.00% 7/15/09                                     3,400,000     1,724,996
                                                                  -----------
                                                                    2,583,710
                                                                  -----------

  Norway - 4.48%
 +A/S Eksportfinans
    0.046% 12/22/03                   JPY           230,000,000     1,876,669
                                                                  -----------
                                                                    1,876,669
                                                                  -----------

  Spain - 7.67%
  Kingdom of Spain
    3.10% 9/20/06                     JPY           170,000,000     1,545,279
    4.625% 7/22/04                                  190,000,000     1,672,371
                                                                  -----------
                                                                    3,217,650
                                                                  -----------

                                                      Principal  Market Value
                                                       Amount*       (U.S. $)
--------------------------------------------------------------------------------
  Supranational - 15.37%
  European Investment Bank
    0.875% 11/8/04                    JPY            90,000,000   $   746,430
    5.00% 4/15/08                     EUR             1,500,000     1,553,412
  Inter-American
    Development Bank
    5.50% 3/30/10                                       750,000       790,927
  International Bank
    Reconstruction
    & Development
    2.00% 2/18/08                     JPY            90,000,000       803,665
    4.50% 3/20/03                                   100,000,000       829,502
  International Finance
    6.75% 7/15/09                     NZD             3,500,000     1,720,214
                                                                  -----------
                                                                    6,444,150
                                                                  -----------

  Sweden - 4.92%
  Swedish Government
    3.50% 4/20/06                     SEK             7,000,000       741,227
  Swedish Government
    Series 1043
    5.00% 1/28/09                                    12,000,000     1,323,568
                                                                  -----------
                                                                    2,064,795
                                                                  -----------

  United Kingdom - 0.58%
  British Telecom
    6.875% 2/15/11                    EUR               110,000       117,251
  Powergen UK PLC
    5.00% 7/8/09                                        130,000       126,004
                                                                  -----------
                                                                      243,255
                                                                  -----------

  United States - 1.79%
  Fannie Mae
    6.375% 8/15/07                    AUD             1,300,000       750,461
                                                                  -----------
                                                                      750,461
                                                                  -----------
--------------------------------------------------------------------------------
  Total Bonds
  (cost $38,311,515)                                               40,764,947
================================================================================

92   Delaware Pooled Trust o 2002 Annual Report

                                                      Principal  Market Value
                                                       Amount*       (U.S. $)
--------------------------------------------------------------------------------
  REPURCHASE AGREEMENTS - 1.16%
  With BNP Paribas
    1.86% 11/1/02 (dated 10/31/02,
    collateralized by $185,600
    U.S. Treasury Bills due 4/24/03, market
    value $184,406)                   USD               180,700      $180,700
  With J. P. Morgan Securities
    1.86% 11/1/02 (dated 10/31/02,
    collateralized by $125,900
    U.S. Treasury Bills due 5/1/03,
    market value $125,055)                              122,600       122,600
  With UBS Warburg
    1.86% 11/1/02 (dated
    10/31/02, collateralized
    by $176,200 U.S. Treasury
    Notes 5.75% due 8/15/03,
    market value $184,348)                              180,700       180,700
--------------------------------------------------------------------------------
  Total Repurchase Agreements
  (cost $484,000)                                                     484,000
================================================================================
--------------------------------------------------------------------------------
  TOTAL MARKET VALUE OF SECURITIES - 98.37%
  (COST $38,795,515)                                               41,248,947
================================================================================
--------------------------------------------------------------------------------
  RECEIVABLES AND OTHER ASSETS
    NET OF LIABILITIES - 1.63%                                        685,444
================================================================================
--------------------------------------------------------------------------------
  NET ASSETS APPLICABLE TO
    3,994,889 SHARES OUTSTANDING;
    EQUIVALENT TO $10.50
    PER SHARE - 100.00%                                           $41,934,391
================================================================================
--------------------------------------------------------------------------------
  COMPONENTS OF NET ASSETS
    AT OCTOBER 31, 2002:
--------------------------------------------------------------------------------
  Shares of beneficial interest (unlimited
    authorization - no par)                                       $41,990,439
  Undistributed net investment income**                             1,946,845
  Accumulated net realized loss
    on investments                                                 (4,426,515)
  Net unrealized appreciation of investments
    and foreign currencies                                          2,423,622
--------------------------------------------------------------------------------
  Total net assets                                                $41,934,391
================================================================================

 +Zero coupon bond. The interest rate shown is the yield at the time of purchase.
 *Principal amount is stated in the currency in which each bond is denominated.

  AUD - Australian Dollar
  DEM - German Mark
  EUR - European Monetary Unit
  JPY - Japanese Yen
  NZD - New Zealand Dollar
  SEK - Swedish Krona
  USD - U.S. Dollar

**Undistributed net investment income includes net realized gains (losses) on foreign currencies. Net realized gains (losses) on foreign currencies are treated as net investment income in accordance with provisions of the Internal Revenue Code.

See accompanying notes

Delaware Pooled Trust
Statements of Assets and Liabilities
October 31, 2002

                                                         The           The
                                                       Focused      High-Yield
                                                        Value          Bond
                                                      Portfolio     Portfolio
--------------------------------------------------------------------------------
Assets:
Investments at market                                  $1,331,877   $3,649,401
Dividends and interest receivable                           3,224      104,190
Receivable for securities sold                            112,910      220,059
Receivable from DMC                                             -        1,912
                                                      --------------------------
Total assets                                            1,448,011    3,975,562
                                                      --------------------------

Liabilities:
Payable for securities purchased                           89,328      215,428
Cash overdraft                                              1,087        2,581
Other accounts payable and accrued expenses                 1,928       10,530
                                                      --------------------------
Total liabilities                                          92,343      228,539
                                                      --------------------------

Total net assets                                       $1,355,668   $3,747,023
                                                      ==========================

Investments at cost                                    $1,554,192   $3,985,525
                                                      ==========================
See accompanying note

                                 2002 Annual Report o Delaware Pooled Trust   93

Delaware Pooled Trust
Statements of Operations

                                                              Year         Year         Year           Year           Year
                                                              Ended        Ended        Ended          Ended          Ended
                                                            10/31/02     10/31/02     10/31/02       10/31/02       10/31/02
                                                          ---------------------------------------------------------------------

                                                               The          The          The           The            The
                                                            Large-Cap     Focused     Small-Cap       All-Cap       Large-Cap
                                                          Value Equity     Value     Value Equity  Growth Equity  Growth Equity
                                                            Portfolio    Portfolio    Portfolio      Portfolio      Portfolio
-------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                  $ 1,335,062    $ 34,318       $37,258      $ 38,267        $ 8,461
Interest                                                        20,865          75         2,343        14,188          1,708
                                                          ---------------------------------------------------------------------
                                                             1,355,927      34,393        39,601        52,455         10,169
                                                          ---------------------------------------------------------------------
Expenses:
Management fees                                                327,450      16,013        20,921        73,696          7,487
Accounting and administration expenses                          20,865         692         1,217         4,255            517
Reports and statements to shareholders                           7,955       1,845           667         2,580            136
Registration fees                                               15,627       2,276         2,297        11,520         15,329
Professional fees                                                7,982         192           383         1,175            150
Dividend disbursing and transfer agent fees and expenses        14,961         195           597           992             27
Custodian fees                                                   3,557         277           857         1,978            563
Trustees' fees                                                   1,771         236           259           600            305
Other                                                            9,441         664           929         2,030            388
                                                          ---------------------------------------------------------------------
                                                               409,609      22,390        28,127        98,826         24,902
Less expenses absorbed or waived                               (39,241)     (3,432)       (3,227)      (11,144)       (15,658)
Less expenses paid indirectly                                   (1,539)        (51)          (67)         (236)           (28)
                                                          ---------------------------------------------------------------------

Total expenses                                                 368,829      18,907        24,833        87,446          9,216
                                                          ---------------------------------------------------------------------

Net Investment Income (Loss)                                   987,098      15,486        14,768       (34,991)           953
                                                          ---------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
   on Investments:
Net realized gain (loss) on:
   Investments                                              (3,085,888)   (324,941)      139,728    (1,898,388)      (435,484)
   Futures contracts                                                 -           -             -             -              -
   Options written                                                   -           -             -             -              -
   Swap agreements                                                   -           -             -             -              -
                                                          ---------------------------------------------------------------------
Net realized gain (loss)                                    (3,085,888)   (324,941)      139,728    (1,898,388)      (435,484)
Net change in unrealized appreciation/depreciation
   of investments                                           (1,614,236)     (1,849)      (91,643)     (578,514)       167,213
                                                          ---------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
   on Investments                                           (4,700,124)   (326,790)       48,085    (2,476,902)      (268,271)
                                                          ---------------------------------------------------------------------

Net Increase (Decrease) in Net Assets
   Resulting from Operations                               $(3,713,026)  $(311,304)      $62,853   $(2,511,893)     $(267,318)
                                                          ---------------------------------------------------------------------

See accompanying notes

94   Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust
Statements of Operations

                                                              Year          Year         Year          Year           Year
                                                              Ended         Ended        Ended         Ended          Ended
                                                            10/31/02      10/31/02     10/31/02      10/31/02       10/31/02
                                                          ------------------------------------------------------------------------

                                                                                          The
                                                              The           The       Real Estate       The            The
                                                             Mid-Cap      Small-Cap    Investment   Intermediate       Core
                                                         Growth Equity  Growth Equity    Trust      Fixed Income   Fixed Income
                                                            Portfolio     Portfolio   Portfolio II   Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                     $ 12,968     $ 129,175     $ 812,880       $ 6,810        $ 1,702
Interest                                                         3,879        60,556        17,688       329,275        130,532
                                                          ------------------------------------------------------------------------
                                                                16,847       189,731       830,568       336,085        132,234
                                                          ------------------------------------------------------------------------

Expenses:
Management fees                                                 19,840       305,234       124,453        25,014         10,302
Accounting and administration expenses                           1,150        17,731         7,261         2,727          1,123
Reports and statements to shareholders                           1,262        10,498         5,384           673            513
Registration fees                                               11,336         5,151         4,554         6,955          3,875
Professional fees                                                  338         5,208         3,545         1,189            430
Dividend disbursing and transfer agent fees and expenses         1,106         4,835         2,744           741            656
Custodian fees                                                   1,345         5,204         1,523         4,497          4,873
Trustees' fees                                                     276         1,444           295           545            351
Other                                                              700         9,038         3,966           394            411
                                                          ------------------------------------------------------------------------
                                                                37,353       364,343       153,725        42,735         22,534
Less expenses absorbed or waived                               (12,666)       (8,056)      (11,243)       (9,435)        (9,041)
Less expenses paid indirectly                                      (75)         (977)         (486)         (150)           (62)
                                                          ------------------------------------------------------------------------

Total expenses                                                  24,612       355,310       141,996        33,150         13,431
                                                          ------------------------------------------------------------------------

Net Investment Income (Loss)                                    (7,765)     (165,579)      688,572       302,935        118,803
                                                          ------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
   on Investments:
Net realized gain (loss) on:
   Investments                                                (248,540)   (3,371,169)      269,937        33,911         24,498
   Futures contracts                                                 -             -             -       (50,011)       (14,914)
   Options written                                                   -             -             -         2,011            733
   Swap agreements                                                   -             -             -         6,713              -
                                                          ------------------------------------------------------------------------
Net realized gain (loss)                                      (248,540)   (3,371,169)      269,937        (7,376)        10,317
Net change in unrealized appreciation/depreciation
   of investments                                               (2,741)     (906,028)   (1,425,645)      (84,368)       (57,125)
                                                          ------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
   on Investments                                             (251,281)   (4,277,197)   (1,155,708)      (91,744)       (46,808)
                                                          ------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets
   Resulting from Operations                                 $(259,046)  $(4,442,776)    $(467,136)    $ 211,191       $ 71,995
                                                          ------------------------------------------------------------------------


                                 2002 Annual Report o Delaware Pooled Trust   95

Delaware Pooled Trust
Statements of Operations continued

                                                              Year        6/28/02*        Year          Year           Year
                                                              Ended          to           Ended         Ended          Ended
                                                            10/31/02      10/31/02      10/31/02      10/31/02       10/31/02
                                                          ------------------------------------------------------------------------
                                                                                                                       The
                                                               The          The            The           The       Labor Select
                                                           High-Yield    Core Plus       Global     International  International
                                                              Bond      Fixed Income     Equity        Equity         Equity
                                                            Portfolio    Portfolio      Portfolio     Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                      $ 8,222           $ -      $ 89,606   $13,698,846    $ 2,774,120
Interest                                                       460,227        73,641           937       154,858         61,744
Securities lending income                                            -             -             -       295,397         42,657

Foreign tax withheld                                                 -             -        (6,228)   (1,290,930)      (287,444)
                                                          ------------------------------------------------------------------------
                                                               468,449        73,641        84,315    12,858,171      2,591,077
                                                          ------------------------------------------------------------------------
Expenses:
Management fees                                                 19,638         7,450        22,719     3,309,081        665,857
Accounting and administration expenses                           1,896         1,003         1,347       192,169         38,689
Reports and statements to shareholders                             780         1,380           615       103,282          6,841
Registration fees                                                6,665        19,949         5,721        12,300              -
Professional fees                                                  604         5,506           267        75,264         11,302
Dividend disbursing and transfer agent fees and expenses           929           201           699        73,304          9,494
Custodian fees                                                   6,699         2,500           961       196,999         26,185
Trustees' fees                                                     430           220           306        16,409          1,725
Distribution expense--Class R                                        -             -             -            21              -
Other                                                            1,295           575           106        30,950         12,923
                                                          ------------------------------------------------------------------------
                                                                38,936        38,784        32,741     4,009,779        773,016
Less expenses absorbed or waived                               (12,874)      (28,916)       (3,600)            -              -
Less expenses paid indirectly                                     (330)          (42)          (83)      (10,589)        (2,201)
                                                          ------------------------------------------------------------------------

Total expenses                                                  25,732         9,826        29,058     3,999,190        770,815
                                                          ------------------------------------------------------------------------

Net Investment Income                                          442,717        63,815        55,257     8,858,981      1,820,262
                                                          ------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currencies:
Net realized gain (loss) on:
   Investments                                                (342,162)       46,925       (14,193)    4,696,240        187,807
   Foreign currencies                                                -             -           490       206,423         68,401
                                                          ------------------------------------------------------------------------
Net realized gain (loss)                                      (342,162)       46,925       (13,703)    4,902,663        256,208
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies                      (234,903)        2,196      (284,435)  (31,805,308)    (5,333,567)
                                                          ------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currencies                         (577,065)       49,121      (298,138)  (26,902,645)    (5,077,359)
                                                          ------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets
   Resulting from Operations                                 $(134,348)     $112,936     $(242,881) $(18,043,664)   $(3,257,097)
                                                          ------------------------------------------------------------------------


*Commencement of operations.

See accompanying notes

96   Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust
Statements of Operations continued

                                                             Year          Year          Year          Year           Year
                                                             Ended         Ended         Ended         Ended          Ended
                                                            10/31/02      10/31/02      10/31/02      10/31/02       10/31/02
                                                         -------------------------------------------------------------------------
                                                              The                                       The
                                                         International     The            The          Global          The
                                                           Large-Cap   International    Emerging       Fixed      International
                                                            Equity       Small-Cap       Markets       Income      Fixed Income
                                                           Portfolio     Portfolio      Portfolio    Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends                                                     $ 79,140     $ 105,699    $6,003,632         $   -         $    -
Interest                                                           769           821        78,435    13,581,110      1,529,442
Securities lending income                                            -             -             -       189,858              -

Foreign tax withheld                                            (8,033)      (10,731)     (292,686)            -              -
                                                          ------------------------------------------------------------------------
                                                                71,876        95,789     5,789,381    13,770,968      1,529,442
                                                          ------------------------------------------------------------------------
Expenses:
Management fees                                                 19,534        28,720     1,294,941     1,397,062        191,678
Accounting and administration expenses                           1,134         1,250        56,612       121,974         16,668
Reports and statements to shareholders                             381           472        41,126       105,077          8,650
Registration fees                                                2,310         2,044        11,100        12,006          9,306
Professional fees                                                  366           363        16,986        44,633          6,814
Dividend disbursing and transfer agent fees and expenses           514           333        16,140        28,845          4,238
Custodian fees                                                   1,762         1,843       129,435       115,247         16,710
Trustees' fees                                                     350           207         5,232        12,217          1,842
Distribution expense--Class R                                        -             -             -             -              -
Other                                                              818           614        18,541        23,051          3,102
                                                          ------------------------------------------------------------------------
                                                                27,169        35,846     1,590,113     1,860,112        259,008
Less expenses absorbed or waived                                (2,136)       (1,666)            -      (176,294)       (28,175)
Less expenses paid indirectly                                      (73)          (87)       (4,904)       (7,382)          (920)
                                                          ------------------------------------------------------------------------

Total expenses                                                  24,960        34,093     1,585,209     1,676,436        229,913
                                                          ------------------------------------------------------------------------

Net Investment Income                                           46,916        61,696     4,204,172    12,094,532      1,299,529
                                                          ------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss)
   on Investments and Foreign Currencies:
Net realized gain (loss) on:
   Investments                                                  58,634      (246,967)   (5,545,930)    5,307,716        204,168
   Foreign currencies                                              580        (2,035)     (234,567)   (1,720,991)       124,232
                                                          ------------------------------------------------------------------------
Net realized gain (loss)                                        59,214      (249,002)   (5,780,497)    3,586,725        328,400
Net change in unrealized appreciation/depreciation
   of investments and foreign currencies                      (297,792)     (106,406)   10,794,436    24,178,818      3,778,698
                                                          ------------------------------------------------------------------------

Net Realized and Unrealized Gain (Loss) on
   Investments and Foreign Currencies                         (238,578)     (355,408)    5,013,939    27,765,543      4,107,098
                                                          ------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets
   Resulting from Operations                                 $(191,662)    $(293,712)  $ 9,218,111   $39,860,075     $5,406,627
                                                          ------------------------------------------------------------------------


*Commencement of operations.

See accompanying notes

                                 2002 Annual Report o Delaware Pooled Trust   97

Delaware Pooled Trust
Statements of Changes in Net Assets

                                                             Year          Year          Year          Year           Year
                                                             Ended         Ended         Ended         Ended          Ended
                                                            10/31/02      10/31/01      10/31/02      10/31/01       10/31/02
                                                          ------------------------------------------------------------------------

                                                              The           The           The           The            The
                                                            Large-Cap     Large-Cap     Focused       Focused       Small-Cap
                                                          Value Equity  Value Equity     Value         Value       Value Equity
                                                            Portfolio     Portfolio    Portfolio     Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                              $    987,098  $  1,219,875  $     15,486  $      9,315   $     14,768
Net realized gain (loss) on investments                     (3,085,888)    6,160,388      (324,941)     (115,839)       139,728
Net change in unrealized appreciation /
   depreciation of investments                              (1,614,236)  (11,934,208)       (1,849)     (284,336)       (91,643)
                                                          ------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                (3,713,026)   (4,553,945)     (311,304)     (390,860)        62,853
                                                          ------------------------------------------------------------------------

Dividends and Distributions to Shareholders from:
Net investment income
   Original Class                                           (1,070,397)   (1,531,357)      (10,861)      (79,530)       (21,468)
Net realized gain on investments
   Original Class                                                    -             -             -      (109,688)      (127,083)
In excess of net realized gain on investments*
   Original Class                                                    -             -             -       (24,901)             -
                                                          ------------------------------------------------------------------------
                                                            (1,070,397)   (1,531,357)      (10,861)     (214,119)      (148,551)
                                                          ------------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold
   Original Class                                            5,938,797     1,501,604             -             1              -
Net asset value of shares issued upon
   reinvestment of dividends and distributions
   Original Class                                            1,055,986     1,515,934        10,861       214,119        148,551
                                                          ------------------------------------------------------------------------
                                                             6,994,783     3,017,538        10,861       214,120        148,551


Cost of shares repurchased
   Original Class                                          (13,775,347)  (19,025,652)            -             -              -
                                                          ------------------------------------------------------------------------

Increase (decrease) in net assets derived from
   capital share transactions                               (6,780,564)  (16,008,114)       10,861       214,120        148,551
                                                          ------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets                      (11,563,987)  (22,093,416)     (311,304)     (390,859)        62,853

Net Assets:
Beginning of period                                         60,788,428    82,881,844     1,666,972     2,057,831      2,479,253
                                                          ------------------------------------------------------------------------
End of period                                              $49,224,441   $60,788,428    $1,355,668    $1,666,972     $2,542,106
                                                          ========================================================================

  * Distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains. See accompanying notes

98   Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust
Statements of Changes in Net Assets

                                                             Year          Year          Year
                                                             Ended         Ended         Ended
                                                            10/31/01      10/31/02      10/31/01
                                                          -------------------------------------------
                                                                             The           The
                                                              The          All-Cap       All-Cap
                                                           Small-Cap       Growth        Growth
                                                          Value Equity     Equity        Equity
                                                           Portfolio      Portfolio     Portfolio
-----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                              $     22,028  $    (34,991) $    (21,420)
Net realized gain (loss) on investments                        176,677    (1,898,388)   (4,476,229)
Net change in unrealized appreciation /
   depreciation of investments                                  26,459      (578,514)   (2,182,370)
                                                          -------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                                   225,164    (2,511,893)   (6,680,019)
                                                          -------------------------------------------

Dividends and Distributions to Shareholders from:
Net investment income
   Original Class                                              (24,171)            -             -
Net realized gain on investments
   Original Class                                                    -             -             -
In excess of net realized gain on investments*
   Original Class                                                    -             -             -
                                                          -------------------------------------------
                                                               (24,171)            -             -
                                                          -------------------------------------------

Capital Share Transactions:
Proceeds from shares sold
   Original Class                                                    1     1,600,000     2,763,713
Net asset value of shares issued upon
   reinvestment of dividends and distributions
   Original Class                                               24,171             -             -
                                                          -------------------------------------------
                                                                24,172     1,600,000     2,763,713


Cost of shares repurchased
   Original Class                                                    -             -             -
                                                          -------------------------------------------

Increase (decrease) in net assets derived from
   capital share transactions                                   24,172     1,600,000     2,763,713
                                                          -------------------------------------------

Net Increase (Decrease) in Net Assets                          225,165      (911,893)   (3,916,306)

Net Assets:
Beginning of period                                          2,254,088     9,222,357    13,138,663
                                                          -------------------------------------------
End of period                                               $2,479,253    $8,310,464    $9,222,357
                                                          ===========================================


                                 2002 Annual Report o Delaware Pooled Trust   99

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                             Year          Year          Year          Year           Year
                                                             Ended         Ended         Ended         Ended          Ended
                                                            10/31/02      10/31/01      10/31/02      10/31/01       10/31/02
                                                         -------------------------------------------------------------------------
                                                              The           The           The           The            The
                                                           Large-Cap      Large-Cap     Mid-Cap       Mid-Cap        Small-Cap
                                                         Growth Equity Growth Equity Growth Equity Growth Equity  Growth Equity
                                                           Portfolio      Portfolio    Portfolio     Portfolio       Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                              $        953  $      8,130  $     (7,765) $     (5,141)  $   (165,579)
Net realized gain (loss) on investments                       (435,484)     (427,983)     (248,540)     (247,618)    (3,371,169)
Net change in unrealized appreciation /
   depreciation of investments                                 167,213      (381,628)       (2,741)   (2,245,123)      (906,028)
                                                          ------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                  (267,318)     (801,481)     (259,046)   (2,497,882)    (4,442,776)
                                                          ------------------------------------------------------------------------
Dividends and Distributions to Shareholders from:
Net investment income
   Original Class                                               (5,187)       (3,765)            -             -              -
Net realized gain on investments
   Original Class                                                    -             -             -    (3,261,876)             -
In excess of net realized gain on investments*
   Original Class                                                    -             -             -       (88,173)             -
                                                          ------------------------------------------------------------------------
                                                                (5,187)       (3,765)            -    (3,350,049)             -
                                                          ------------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold
   Original Class                                                    -             1       111,156        66,770     15,785,559
Net asset value of shares issued upon
   reinvestment of dividends and distributions
   Original Class                                                5,187         3,765             -     3,349,993              -
                                                          ------------------------------------------------------------------------
                                                                 5,187         3,766       111,156     3,416,763     15,785,559

Cost of shares repurchased
   Original Class                                                    -             -      (178,088)   (1,420,351)    (3,810,999)
                                                          ------------------------------------------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions                                    5,187         3,766       (66,932)    1,996,412     11,974,560
                                                          ------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                         (267,318)     (801,480)     (325,978)   (3,851,519)     7,531,784

Net Assets:
Beginning of period                                          1,198,529     2,000,009     2,654,810     6,506,329     35,571,919
                                                          ------------------------------------------------------------------------
End of period                                             $    931,211    $1,198,529    $2,328,832    $2,654,810    $43,103,703
                                                          ========================================================================

  * Distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains. See accompanying notes

100   Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                              Year          Year          Year
                                                              Ended         Ended         Ended
                                                            10/31/01      10/31/02      10/31/01
                                                         --------------------------------------------
                                                                             The           The
                                                              The        Real Estate   Real Estate
                                                            Small-Cap     Investment   Investment
                                                         Growth Equity     Trust         Trust
                                                            Portfolio   Portfolio II  Portfolio II
-----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)                               $   (91,055) $    688,572  $    335,700
Net realized gain (loss) on investments                    (11,620,607)      269,937        54,606
Net change in unrealized appreciation /
   depreciation of investments                              (6,043,531)   (1,425,645)     (236,113)
                                                           ---------------------------------------
Net increase (decrease) in net assets
   resulting from operations                               (17,755,193)     (467,136)      154,193
                                                           ---------------------------------------
Dividends and Distributions to Shareholders from:
Net investment income
   Original Class                                                    -      (388,742)      (85,042)
Net realized gain on investments
   Original Class                                                    -             -             -
In excess of net realized gain on investments*
   Original Class                                                    -             -             -
                                                           ---------------------------------------
                                                                     -      (388,742)      (85,042)
                                                           ---------------------------------------

Capital Share Transactions:
Proceeds from shares sold
   Original Class                                           23,589,435    17,320,972     7,675,399
Net asset value of shares issued upon
   reinvestment of dividends and distributions
   Original Class                                                   --       350,241        85,042
                                                           ---------------------------------------
                                                            23,589,435    17,671,213     7,760,441

Cost of shares repurchased
   Original Class                                           (7,907,814)   (2,732,136)            -
                                                           ---------------------------------------
Increase (decrease) in net assets derived from
   capital share transactions                               15,681,621    14,939,077     7,760,441
                                                           ---------------------------------------

Net Increase (Decrease) in Net Assets                       (2,073,572)   14,083,199     7,829,592

Net Assets:
Beginning of period                                         37,645,491     9,990,232     2,160,640
                                                           ---------------------------------------
End of period                                              $35,571,919   $24,073,431    $9,990,232
                                                           =======================================

                                2002 Annual Report o Delaware Pooled Trust   101

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                              Year          Year          Year          Year          Year
                                                              Ended         Ended         Ended         Ended         Ended
                                                             10/31/02      10/31/01      10/31/02      10/31/01      10/31/02
                                                          ------------------------------------------------------------------------

                                                               The           The          The           The            The
                                                          Intermediate  Intermediate      Core          Core        High-Yield
                                                          Fixed Income  Fixed Income  Fixed Income  Fixed Income       Bond
                                                            Portfolio     Portfolio     Portfolio     Portfolio      Portfolio
----------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                     $    302,935    $  439,756  $    118,803    $  363,644    $   442,717
Net realized gain (loss) on investments
   and foreign currencies                                       (7,376)      216,763        10,317       332,393       (342,162)
Net change in unrealized appreciation /
   depreciation of investments and foreign currencies          (84,368)      274,677       (57,125)       44,188       (234,903)
                                                          ------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                   211,191       931,196        71,995       740,225       (134,348)
                                                          ------------------------------------------------------------------------

Dividends and Distributions to Shareholders from:
Net investment income
   Original Class                                             (322,916)     (440,356)     (317,244)     (463,191)      (483,772)
Net realized gain on investments
   Original Class                                                    -             -             -             -              -
                                                          ------------------------------------------------------------------------
                                                              (322,916)     (440,356)     (317,244)     (463,191)      (483,772)
                                                          ------------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold
   Original Class                                               14,777        48,688             -       310,042      1,625,000
Net asset value of shares issued upon
   reinvestment of dividends and distributions
   Original Class                                              124,183       213,020       317,244       462,915        483,772
                                                          ------------------------------------------------------------------------
                                                               138,960       261,708       317,244       772,957      2,108,772

Cost of shares repurchased
   Original Class                                             (264,912)   (2,315,884)     (476,091)   (5,311,587)    (1,021,831)
                                                          ------------------------------------------------------------------------

Increase (decrease) in net assets derived from
   capital share transactions                                 (125,952)   (2,054,176)     (158,847)   (4,538,630)     1,086,941
                                                          ------------------------------------------------------------------------

Net Increase (Decrease) in Net Assets                         (237,677)   (1,563,336)     (404,096)   (4,261,596)       468,821

Net Assets:
Beginning of period                                          6,432,110     7,995,446     3,013,496     7,275,092      3,278,202
                                                          ------------------------------------------------------------------------
End of period                                               $6,194,433    $6,432,110    $2,609,400    $3,013,496     $3,747,023
                                                          ========================================================================

  * Commencement of operations.

See accompanying notes

102   Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                              Year        6/28/02*       Year
                                                              Ended          to          Ended
                                                             10/31/01     10/31/02     10/31/02
                                                          -------------------------------------------

                                                              The           The           The
                                                           High-Yield    Core Plus       Global
                                                              Bond      Fixed Income     Equity
                                                            Portfolio     Portfolio     Portfolio
-----------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                      $   354,277  $     63,815  $     55,257
Net realized gain (loss) on investments
   and foreign currencies                                     (655,704)       46,925      (13,703)
Net change in unrealized appreciation /
   depreciation of investments and foreign currencies           44,417         2,196      (284,435)
                                                          -------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                  (257,010)      112,936      (242,881)
                                                          -------------------------------------------

Dividends and Distributions to Shareholders from:
Net investment income
   Original Class                                             (439,631)            -       (46,207)
Net realized gain on investments
   Original Class                                                    -             -             -
                                                          -------------------------------------------
                                                              (439,631)            -       (46,207)
                                                          -------------------------------------------

Capital Share Transactions:
Proceeds from shares sold
   Original Class                                            2,580,000     7,593,257             -
Net asset value of shares issued upon
   reinvestment of dividends and distributions
   Original Class                                              439,631             -        46,207
                                                          -------------------------------------------
                                                             3,019,631     7,593,257        46,207

Cost of shares repurchased
   Original Class                                             (932,467)            -             -
                                                          -------------------------------------------

Increase (decrease) in net assets derived from
   capital share transactions                                2,087,164     7,593,257        46,207
                                                          -------------------------------------------

Net Increase (Decrease) in Net Assets                        1,390,523     7,706,193      (242,881)

Net Assets:
Beginning of period                                          1,887,679            --     2,962,048
                                                          -------------------------------------------
End of period                                               $3,278,202    $7,706,193    $2,719,167
                                                          ===========================================

  * Commencement of operations.

See accompanying notes

                                2002 Annual Report o Delaware Pooled Trust   103

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                             Year          Year          Year          Year           Year
                                                             Ended         Ended         Ended         Ended          Ended
                                                            10/31/01      10/31/02      10/31/01      10/31/02       10/31/01
                                                          -----------------------------------------------------------------------

                                                                                                        The            The
                                                              The           The           The       Labor Select   Labor Select
                                                             Global    International International International  International
                                                             Equity        Equity        Equity        Equity         Equity
                                                            Portfolio     Portfolio     Portfolio     Portfolio      Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                     $     68,461  $  8,858,981  $ 12,161,665  $  1,820,262   $  1,948,662
Net realized gain (loss) on investments
   and foreign currencies                                      (35,939)    4,902,663    (4,630,745)      256,208      1,118,692
Net change in unrealized appreciation /
   depreciation of investments and foreign currencies         (357,328)  (31,805,308)  (57,283,690)   (5,333,567)   (10,425,570)
                                                          -----------------------------------------------------------------------
Net decrease in net assets resulting from operations          (324,806)  (18,043,664)  (49,752,770)   (3,257,097)    (7,358,216)
                                                          -----------------------------------------------------------------------

Dividends and Distributions to Shareholders from:
Net investment income
   Original Class                                              (72,178)   (9,729,225)  (16,583,242)   (1,727,067)    (2,073,522)
   Class R                                                           -          (231)            -             -              -
Net realized gain on investments
   Original Class                                              (20,732)            -   (99,226,684)   (1,079,864)    (9,611,245)
In excess of net realized gain on investments*
   Original Class                                                    -             -    (1,686,910)            -              -
                                                          -----------------------------------------------------------------------
                                                               (92,910)   (9,729,456) (117,496,836)   (2,806,931)   (11,684,767)
                                                          -----------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold
   Original Class                                                    1    57,966,297    30,023,237    16,140,000      2,026,361
   Class R                                                           -        10,000             -             -              -
Net asset value of shares issued upon
   reinvestment of dividends and distributions
   Original Class                                               92,910     8,634,006   114,859,379     2,806,931     11,684,766
   Class R                                                           -           231             -             -              -
                                                          -----------------------------------------------------------------------
                                                                92,911    66,610,534   144,882,616    18,946,931    13,711,127

Cost of shares repurchased
   Original Class                                                    -   (36,719,022) (114,004,309)            -     (8,516,698)
                                                          -----------------------------------------------------------------------

Increase in net assets derived from
   capital share transactions                                   92,911    29,891,512    30,878,307    18,946,931      5,194,429
                                                          -----------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                         (324,805)    2,118,392  (136,371,299)   12,882,903    (13,848,554)

Net Assets:
Beginning of period                                          3,286,853   409,295,349   545,666,648    75,965,336     89,813,890
                                                          -----------------------------------------------------------------------
End of period                                               $2,962,048  $411,413,741  $409,295,349   $88,848,239    $75,965,336
                                                          =======================================================================

  * Distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

See accompanying notes

104   Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                              Year         Year          Year
                                                              Ended        Ended         Ended
                                                             10/31/02     10/31/01      10/31/02
                                                          ---------------------------------------------

                                                               The          The
                                                          International International     The
                                                            Large-Cap     Large-Cap   International
                                                              Equity       Equity       Small-Cap
                                                             Portfolio    Portfolio     Portfolio
------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                     $     46,916    $   53,134    $   61,696
Net realized gain (loss) on investments
   and foreign currencies                                       59,214        21,190      (249,002)
Net change in unrealized appreciation /
   depreciation of investments and foreign currencies         (297,792)     (440,881)     (106,406)
                                                          -------------------------------------------
Net decrease in net assets resulting from operations          (191,662)     (366,557)     (293,712)
                                                          -------------------------------------------

Dividends and Distributions to Shareholders from:
Net investment income
   Original Class                                              (50,313)      (21,554)      (59,478)
   Class R                                                           -             -             -
Net realized gain on investments
   Original Class                                              (25,875)      (28,267)      (57,891)
In excess of net realized gain on investments*
   Original Class                                                    -             -             -
                                                          -------------------------------------------
                                                               (76,188)      (49,821)     (117,369)
                                                          -------------------------------------------

Capital Share Transactions:
Proceeds from shares sold
   Original Class                                                    -             1             -
   Class R                                                           -             -             -
Net asset value of shares issued upon
   reinvestment of dividends and distributions
   Original Class                                               76,188        49,821       117,369
   Class R                                                           -             -             -
                                                          -------------------------------------------
                                                                76,188        49,822       117,369

Cost of shares repurchased
   Original Class                                                    -             -             -
                                                          -------------------------------------------

Increase in net assets derived from
   capital share transactions                                   76,188        49,822       117,369
                                                          -------------------------------------------
Net Increase (Decrease) in Net Assets                         (191,662)     (366,556)     (293,712)

Net Assets:
Beginning of period                                          2,519,023     2,885,579     2,792,515
                                                          -------------------------------------------
End of period                                               $2,327,361    $2,519,023    $2,498,803
                                                          ===========================================

                                2002 Annual Report o Delaware Pooled Trust   105

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                              Year          Year          Year          Year           Year
                                                              Ended         Ended         Ended         Ended          Ended
                                                            10/31/01      10/31/02      10/31/01      10/31/02       10/31/01
                                                          ----------------------------------------------------------------------
                                                                                                         The            The
                                                               The           The           The         Global         Global
                                                         International    Emerging      Emerging        Fixed          Fixed
                                                            Small-Cap      Markets       Markets       Income         Income
                                                            Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
--------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                     $     64,102  $  4,204,172  $  4,148,903  $ 12,094,532   $ 15,876,804
Net realized gain (loss) on investments
   and foreign currencies                                       54,706    (5,780,497)  (16,876,067)    3,586,725    (21,874,881)
Net change in unrealized appreciation /
   depreciation of investments and foreign currencies         (286,860)   10,794,436     5,452,657    24,178,818     56,628,166
                                                          ----------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                                  (168,052)    9,218,111    (7,274,507)   39,860,075     50,630,089
                                                          ----------------------------------------------------------------------

Dividends and Distributions to Shareholders from:
Net investment income
   Original Class                                              (77,017)   (3,214,118)   (2,017,971)            -              -
Net realized gain on investments
   Original Class                                             (216,363)            -             -             -              -
                                                          ----------------------------------------------------------------------
                                                              (293,380)   (3,214,118)   (2,017,971)            -              -
                                                          ----------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold
   Original Class                                                    1     1,201,700    10,000,001     3,751,676     13,645,368
Net asset value of shares issued upon
   reinvestment of dividends and distributions
   Original Class                                              293,380     3,214,118     2,017,971             -              -
                                                          ----------------------------------------------------------------------
                                                               293,381     4,415,818    12,017,972     3,751,676     13,645,368

Cost of shares repurchased
   Original Class                                                    -    (9,334,417)   (4,215,892)  (48,503,936)  (168,735,634)
                                                          ----------------------------------------------------------------------

Increase (decrease) in net assets derived from
   capital share transactions                                  293,381    (4,918,599)    7,802,080   (44,752,260)  (155,090,266)
                                                          ----------------------------------------------------------------------

Net Increase (Decrease) in Net Assets                         (168,051)    1,085,394    (1,490,398)   (4,892,185)  (104,460,177)


Net Assets:
Beginning of period                                          2,960,566   113,488,034   114,978,432   284,829,827    389,290,004
                                                          ----------------------------------------------------------------------
End of period                                               $2,792,515  $114,573,428  $113,488,034  $279,937,642   $284,829,827
                                                          ======================================================================

See accompanying notes

106   Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust
Statements of Changes in Net Assets continued

                                                             Year         Year
                                                             Ended        Ended
                                                           10/31/02     10/31/01
                                                         ------------------------------

                                                              The          The
                                                         International International
                                                         Fixed Income  Fixed Income
                                                           Portfolio     Portfolio
---------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations:
Net investment income                                    $  1,299,529  $   2,185,153
Net realized gain (loss) on investments
   and foreign currencies                                     328,400     (4,690,845)
Net change in unrealized appreciation /
   depreciation of investments and foreign currencies       3,778,698      8,177,081
                                                         ------------------------------
Net increase (decrease) in net assets
   resulting from operations                                5,406,627      5,671,389
                                                         ------------------------------

Dividends and Distributions to Shareholders from:
Net investment income
   Original Class                                                   -              -
Net realized gain on investments
   Original Class                                                   -              -
                                                         ------------------------------
                                                                    -              -
                                                         ------------------------------

Capital Share Transactions:
Proceeds from shares sold
   Original Class                                             200,000     12,949,969
Net asset value of shares issued upon
   reinvestment of dividends and distributions
   Original Class                                                   -              -
                                                         ------------------------------
                                                              200,000     12,949,969

Cost of shares repurchased
   Original Class                                            (661,581)   (32,021,127)
                                                         ------------------------------

Increase (decrease) in net assets derived from
   capital share transactions                                (461,581)   (19,071,158)
                                                         ------------------------------

Net Increase (Decrease) in Net Assets                       4,945,046    (13,399,769)


Net Assets:
Beginning of period                                        36,989,345     50,389,114
                                                         ------------------------------
End of period                                             $41,934,391    $36,989,345
                                                         ==============================

                                2002 Annual Report o Delaware Pooled Trust   107

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Large-Cap Value Equity Portfolio

                                                                Year          Year          Year           Year          Year
                                                               Ended          Ended         Ended          Ended         Ended
                                                              10/31/02      10/31/01      10/31/00       10/31/99      10/31/98
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $13.950        $15.370        $16.260       $17.780        $18.530

Income (loss) from investment operations:
Net investment income (1)                                       0.239          0.247          0.267         0.311          0.308
Net realized and unrealized gain (loss)
   on investments                                              (1.334)        (1.364)         0.592         0.629          2.022
                                                             -------------------------------------------------------------------

Total from investment operations                               (1.095)        (1.117)         0.859         0.940          2.330
                                                             -------------------------------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.255)        (0.303)        (0.310)       (0.320)        (0.380)
Net realized gain on investments                                -                  -         (1.439)       (2.140)        (2.700)
                                                             -------------------------------------------------------------------
Total dividends and distributions                              (0.255)        (0.303)        (1.749)       (2.460)        (3.080)
                                                             -------------------------------------------------------------------

Net asset value, end of period                                $12.600        $13.950        $15.370       $16.260        $17.780
                                                             ===================================================================

Total return (2)                                               (8.05%)        (7.35%)         6.42%         5.43%         13.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $49,224        $60,788        $82,882      $141,410       $117,858
Ratio of expenses to average net assets                         0.62%          0.67%          0.68%         0.64%          0.68%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.69%          0.84%          0.75%         0.64%          0.71%
Ratio of net investment income to average
   net assets                                                   1.66%          1.61%          1.89%         1.84%          1.91%
Ratio of net investment income to average
   net assets prior to expense limitation
   and expenses paid indirectly                                 1.59%          1.44%          1.82%         1.84%          1.88%
Portfolio turnover                                                95%           113%            56%           96%            85%

---------------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001 and 2000.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

108 Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Focused Value Portfolio

                                                                      Year        Year         Year       6/29/99(1)
                                                                     Ended        Ended        Ended         to
                                                                    10/31/02     10/31/01     10/31/00     10/31/99
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                 $6.290       $8.750       $8.590      $8.500

Income (loss) from investment operations:
Net investment income (loss) (2)(4)                                   0.058        0.036        0.277      (0.005)
Net realized and unrealized gain (loss) on investments               (1.227)      (1.586)      (0.117)      0.095
                                                                   ----------------------------------------------
Total from investment operations                                     (1.169)      (1.550)       0.160       0.090
                                                                   ----------------------------------------------

Less dividends and distributions from:
Net investment income                                                (0.041)      (0.338)           -           -
Net realized gain on investments                                          -       (0.466)           -           -
In excess of net realized gain on investments                             -       (0.106)           -           -
                                                                   ----------------------------------------------
Total dividends and distributions                                    (0.041)      (0.910)           -           -
                                                                   ----------------------------------------------

Net asset value, end of period                                       $5.080       $6.290       $8.750      $8.590
                                                                   ==============================================

Total return (3)                                                    (18.72%)     (18.88%)       1.63%       1.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $1,356       $1,667       $2,058      $4,709
Ratio of expenses to average net assets                               1.18%        1.20%        1.20%       1.20%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                            1.40%        1.23%        1.70%       1.66%
Ratio of net investment income (loss) to average net assets (4)       0.97%        0.49%        3.17%      (0.18%)
Ratio of net investment income (loss) to average net assets prior
   to expense limitation and expenses paid indirectly (4)             0.75%        0.46%        2.67%      (0.66%)
Portfolio turnover                                                     154%         185%         326%        235%
--------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) During the fiscal year ended October 31, 2000, The Focused Value Portfolio received a non-cash dividend of approximately $0.28 per share as a result of a corporate action of an investment held by the Portfolio. This is highly unusual and not likely to be repeated. Absent this dividend, the ratio of net investment income to average net assets and ratio of net investment loss to average net assets prior to expense limitation and expenses paid indirectly would have been 0.00% and (0.49%), respectively.

See accompanying notes

                                2002 Annual Report o Delaware Pooled Trust   109

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Small-Cap Value Equity Portfolio

                                                                       Year        Year         Year     3/29/99(1)
                                                                      Ended        Ended       Ended         to
                                                                    10/31/02     10/31/01     10/31/00    10/31/99
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $10.050       $9.230       $8.650      $8.500

Income from investment operations:
Net investment income (2)                                             0.057        0.089        0.106       0.063
Net realized and unrealized gain on investments                       0.225        0.830        0.779       0.087
                                                                    ---------------------------------------------
Total from investment operations                                      0.282        0.919        0.885       0.150
                                                                    ---------------------------------------------

Less dividends and distributions from:
Net investment income                                                (0.087)      (0.099)      (0.085)          -
Net realized gain on investments                                     (0.515)           -       (0.220)          -
                                                                    ---------------------------------------------
Total dividends and distributions                                    (0.602)      (0.099)      (0.305)          -
                                                                    ---------------------------------------------

Net asset value, end of period                                       $9.730      $10.050       $9.230      $8.650
                                                                    =============================================

Total return (3)                                                      2.55%       10.05%       10.72%       1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                              $2,542       $2,479       $2,254      $2,035
Ratio of expenses to average net assets (4)                           0.89%        0.89%        0.89%       0.89%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                            1.01%        0.95%        1.24%       1.24%
Ratio of net investment income to average net assets                  0.53%        0.88%        1.23%       1.16%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly                 0.41%        0.82%        0.88%       0.80%
Portfolio turnover                                                      47%          72%          90%         37%
--------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.

See accompanying notes

110 Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The All-Cap Growth Equity Portfolio

                                                                       Year         Year      3/31/00(1)
                                                                      Ended        Ended          to
                                                                     10/31/02     10/31/01     10/31/00
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $4.680       $8.770       $8.500

Income (loss) from investment operations:
Net investment loss (2)                                               (0.016)      (0.013)      (0.005)
Net realized and unrealized gain (loss) on investments                (1.024)      (4.077)       0.275
                                                                     ---------------------------------
Total from investment operations                                      (1.040)      (4.090)       0.270
                                                                     ---------------------------------

Less dividends and distributions from:
Net investment income                                                      -            -            -
Net realized gain on investments                                           -            -            -
                                                                     ---------------------------------
Total dividends and distributions                                          -            -            -
                                                                     ---------------------------------

Net asset value, end of period                                        $3.640       $4.680       $8.770
                                                                     =================================

Total return (3)                                                     (22.22%)     (46.64%)       3.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $8,310       $9,222      $13,139
Ratio of expenses to average net assets (4)                            0.89%        0.89%        0.89%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                             1.00%        0.93%        1.10%
Ratio of net investment loss to average net assets                    (0.36%)      (0.22%)      (0.09%)
Ratio of net investment loss to average net assets prior
   to expense limitation and expenses paid indirectly                 (0.47%)      (0.26%)      (0.30%)
Portfolio turnover                                                      130%         147%         138%
--------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.90%.

See accompanying notes

                                2002 Annual Report o Delaware Pooled Trust   111

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Large-Cap Growth Equity Portfolio

                                                                     Year            Year
                                                                     Ended          Ended
                                                                   10/31/02       10/31/01(1)
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $5.080         $8.500

Income (loss) from investment operations:
Net investment income (2)                                            0.004          0.034
Net realized and unrealized loss on investments                     (1.132)        (3.438)
                                                                   ----------------------
Total from investment operations                                    (1.128)        (3.404)
                                                                   ----------------------

Less dividends and distributions from:
Net investment income                                               (0.022)        (0.016)
Net realized gain on investments                                         -              -
                                                                   ----------------------
Total dividends and distributions                                   (0.022)        (0.016)
                                                                   ----------------------

Net asset value, end of period                                      $3.930         $5.080
                                                                   ======================

Total return (3)                                                   (22.33%)       (40.11%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                               $931         $1,199
Ratio of expenses to average net assets (4)                          0.80%          0.80%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                           2.16%          2.59%
Ratio of net investment income to average net assets                 0.08%          0.53%
Ratio of net investment loss to average net assets prior
   to expense limitation and expenses paid indirectly               (1.28%)        (1.26%)
Portfolio turnover                                                    142%            68%
---------------------------------------------------------------------------------------------


(1) The Large-Cap Growth Equity Portfolio commenced operations on October 31, 2000.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.82%.

See accompanying notes

112 Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Mid-Cap Growth Equity Portfolio

                                                                 Year       Year         Year        Year        Year
                                                                Ended      Ended        Ended       Ended       Ended
                                                              10/31/02    10/31/01     10/31/00    10/31/99    10/31/98
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $2.760     $12.390       $8.740      $7.460      $13.680

Income (loss) from investment operations:
Net investment income (loss) (1)                               (0.008)     (0.005)      (0.061)     (0.026)       0.011
Net realized and unrealized gain (loss)
   on investments                                              (0.302)     (3.196)       4.523       3.076        0.009
                                                             ----------------------------------------------------------
Total from investment operations                               (0.310)     (3.201)       4.462       3.050        0.020
                                                             ----------------------------------------------------------

Less dividends and distributions from:
Net investment income                                               -           -            -      (0.010)       -
Net realized gain on investments                                    -      (6.260)      (0.812)     (1.760)      (6.240)
In excess of net realized gain on investments                       -      (0.169)           -           -            -
                                                             ----------------------------------------------------------
Total dividends and distributions                                   -      (6.429)      (0.812)     (1.770)      (6.240)
                                                             ----------------------------------------------------------

Net asset value, end of period                                 $2.450      $2.760      $12.390      $8.740       $7.460
                                                             ==========================================================

Total return (2)                                              (11.23%)    (41.66%)      53.86%      48.72%        1.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,329      $2,655       $6,506      $6,949       $4,879
Ratio of expenses to average net assets                         0.93%       0.94%        0.92%       0.93%        0.59%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.41%       1.28%        1.04%       1.04%        1.71%
Ratio of net investment income (loss) to
   average net assets                                          (0.29%)     (0.12%)      (0.52%)     (0.34%)       0.13%
Ratio of net investment loss to average
   net assets prior to expense limitation
   and expenses paid indirectly                                (0.77%)     (0.46%)      (0.64%)     (0.46%)      (0.99%)
Portfolio turnover                                               112%        133%         137%        129%         154%
-----------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001, 2000 and 1999.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                  2002 Annual Report o Delaware Pooled Trust 113

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Small-Cap Growth Equity Portfolio

                                                                Year       Year         Year         Year      9/15/98(1)
                                                               Ended      Ended         Ended        Ended         to
                                                              10/31/02   10/31/01      10/31/00     10/31/99    10/31/98
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $11.240     $18.950      $14.190       $9.400       $8.500

Income (loss) from investment operations:
Net investment income (loss) (2)                               (0.047)     (0.034)      (0.028)       0.004        0.019
Net realized and unrealized gain (loss)
   on investments                                              (1.063)     (7.676)       6.358        4.811        0.881
                                                              ----------------------------------------------------------
Total from investment operations                               (1.110)     (7.710)       6.330        4.815        0.900
                                                              ----------------------------------------------------------

Less dividends and distributions from:
Net investment income                                               -           -            -       (0.025)           -
Net realized gain on investments                                    -           -       (1.570)           -            -
                                                              ----------------------------------------------------------
Total dividends and distributions                                   -           -       (1.570)      (0.025)           -
                                                              ----------------------------------------------------------

Net asset value, end of period                                $10.130     $11.240      $18.950      $14.190       $9.400
                                                              ==========================================================

Total return (3)                                               (9.88%)    (40.69%)      47.57%       51.31%       10.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $43,104     $35,572      $37,645       $6,181       $3,318
Ratio of expenses to average net assets                         0.88%       0.89%        0.85%        0.89%        0.89%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.90%       0.92%        0.87%        1.19%        1.78%
Ratio of net investment income (loss) to
   average net assets                                          (0.41%)     (0.26%)      (0.15%)       0.03%        1.72%
Ratio of net investment income (loss) to
   average net assets prior to expense
   limitation and expenses paid indirectly                     (0.43%)     (0.29%)      (0.17%)      (0.28%)       0.83%
Portfolio turnover                                                46%         67%          70%          92%          98%
-------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

114 Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Real Estate Investment Trust Portfolio II

                                                               Year        Year          Year         Year     11/4/97(1)
                                                               Ended       Ended         Ended        Ended        to
                                                              10/31/02    10/31/01     10/31/00     10/31/99     10/31/98
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $16.800     $15.680      $13.190      $14.230      $16.340

Income (loss) from investment operations:
Net investment income (2)                                       0.765       0.845        0.592        0.687        0.749
Net realized and unrealized gain (loss)
   on investments                                               0.428       0.866        2.606       (0.957)      (2.739)
                                                              ----------------------------------------------------------
Total from investment operations                                1.193       1.711        3.198       (0.270)      (1.990)
                                                              ----------------------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.673)     (0.591)      (0.708)      (0.770)      (0.120)
Net realized gain on investments                                    -           -            -            -            -
                                                              ----------------------------------------------------------
Total dividends and distributions                              (0.673)     (0.591)      (0.708)      (0.770)      (0.120)
                                                              ----------------------------------------------------------

Net asset value, end of period                                $17.320     $16.800      $15.680      $13.190      $14.230
                                                              ==========================================================

Total return (3)                                                7.16%      11.07%       25.78%       (2.08%)     (12.27%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $24,073      $9,990       $2,161       $4,452       $5,763
Ratio of expenses to average net assets                         0.86%       0.85%        0.86%        0.86%        0.86%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.93%       0.90%        1.45%        1.48%        1.43%
Ratio of net investment income to average
   net assets                                                   4.15%       5.00%        4.27%        4.52%        5.34%
Ratio of net investment income to average
   net assets prior to expense limitation and
   expenses paid indirectly                                     4.08%       4.95%        3.68%        3.90%        4.77%
Portfolio turnover                                                61%         65%          32%          39%          54%
-------------------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                2002 Annual Report o Delaware Pooled Trust   115

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Intermediate Fixed Income Portfolio

                                                                Year        Year        Year        Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                            10/31/02(1)   10/31/01    10/31/00     10/31/99    10/31/98
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.210      $9.570       $9.540     $10.180      $10.090

Income (loss) from investment operations:
Net investment income                                           0.484       0.606        0.613       0.604        0.593
Net realized and unrealized gain (loss)
   on investments                                              (0.138)      0.640        0.030      (0.480)       0.100
                                                              ---------------------------------------------------------
Total from investment operations                                0.346       1.246        0.643       0.124        0.693
                                                              ---------------------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.516)     (0.606)      (0.613)     (0.604)      (0.593)
Net realized gain on investments                                    -           -            -      (0.160)      (0.010)
                                                              ---------------------------------------------------------
Total dividends and distributions                              (0.516)     (0.606)      (0.613)     (0.764)      (0.603)
                                                              ---------------------------------------------------------

Net asset value, end of period                                $10.040     $10.210       $9.570      $9.540      $10.180
                                                              =========================================================

Total return (2)                                                3.54%      13.36%        7.01%       1.26%        7.06%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $6,194      $6,432       $7,995     $17,170      $30,211
Ratio of expenses to average net assets                         0.53%       0.50%        0.53%       0.54%        0.53%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.68%       0.55%        0.59%       0.77%        1.01%
Ratio of net investment income to average
   net assets                                                   4.84%       6.06%        6.46%       6.10%        5.86%
Ratio of net investment income to average
   net assets prior to expense
   limitation and expenses paid indirectly                      4.69%       6.01%        6.40%       5.86%        5.38%
Portfolio turnover                                               381%        243%         125%        148%         181%
-----------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.032, an increase in net realized and unrealized gain (loss) per share of $0.032, and a decrease in the ratio of net investment income to average net assets of 0.32%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

116 Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Core Fixed Income Portfolio

                                                                Year        Year         Year       Year       12/29/97(2)
                                                               Ended       Ended        Ended       Ended          to
                                                             10/31/02(1)  10/31/01     10/31/00    10/31/99     10/31/98
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.330      $8.870       $8.820      $9.130       $8.500

Income (loss) from investment operations:
Net investment income (3)                                       0.388       0.538        0.545       0.485        0.415
Net realized and unrealized gain (loss)
   on investments                                              (0.136)      0.487       (0.053)     (0.565)       0.215
                                                               --------------------------------------------------------
Total from investment operations                                0.252       1.025        0.492      (0.080)       0.630
                                                               --------------------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.982)     (0.565)      (0.442)     (0.190)           -
Net realized gain on investments                                    -           -            -      (0.040)           -
                                                               --------------------------------------------------------
Total dividends and distributions                              (0.982)     (0.565)      (0.442)     (0.230)           -
                                                               --------------------------------------------------------

Net asset value, end of period                                 $8.600      $9.330       $8.870      $8.820       $9.130
                                                               ========================================================

Total return (4)                                                3.27%      12.06%        5.88%      (0.94%)       7.41%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,609      $3,013       $7,275      $7,467       $2,149
Ratio of expenses to average net assets                         0.52%       0.52%        0.51%       0.59%        0.53%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.87%       0.54%        0.52%       0.67%        2.07%
Ratio of net investment income to average
   net assets                                                   4.59%       6.04%        6.34%       5.48%        5.62%
Ratio of net investment income to average
   net assets prior to expense
   limitation and expenses paid indirectly                      4.24%       6.02%        6.33%       5.33%        4.08%
Portfolio turnover                                               525%        326%         165%        275%         438%
--------------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.032, an increase in net realized and unrealized gain (loss) per share of $0.032, and a decrease in the ratio of net investment income to average net assets of 0.38%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001, 2000 and 1999.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                2002 Annual Report o Delaware Pooled Trust   117

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The High-Yield Bond Portfolio

                                                                Year        Year        Year         Year        Year
                                                               Ended       Ended        Ended       Ended       Ended
                                                            10/31/02(1)   10/31/01     10/31/00   10/31/99     10/31/98
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $6.680      $8.120       $8.830     $10.070      $11.180

Income (loss) from investment operations:
Net investment income (2)                                       0.652       0.749        0.868       1.080        0.993
Net realized and unrealized loss
   on investments                                              (0.772)     (1.097)      (0.488)     (1.140)      (0.925)
                                                              ---------------------------------------------------------
Total from investment operations                               (0.120)     (0.348)       0.380      (0.060)       0.068
                                                              ---------------------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.720)     (1.092)      (1.090)     (1.000)      (0.890)
Net realized gain on investments                                    -           -            -      (0.180)      (0.288)
                                                              ---------------------------------------------------------
Total dividends and distributions                              (0.720)     (1.092)      (1.090)     (1.180)      (1.178)
                                                              ---------------------------------------------------------

Net asset value, end of period                                 $5.840      $6.680       $8.120      $8.830      $10.070
                                                              =========================================================

Total return (3)                                               (2.23%)     (4.71%)       4.02%      (1.05%)       0.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $3,747      $3,278       $1,888      $9,720      $20,706
Ratio of expenses to average net assets (4)                     0.59%       0.59%        0.59%       0.59%        0.59%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.88%       0.79%        1.08%       0.78%        0.75%
Ratio of net investment income to average
   net assets                                                  10.15%      10.37%        9.97%       9.25%        9.53%
Ratio of net investment income to average
   net assets prior to expense
   limitation and expenses paid indirectly                      9.86%      10.17%        9.48%       9.06%        9.37%
Portfolio turnover                                               553%        830%         140%        455%         211%
------------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was an increase in net investment income per share of $0.005, a decrease in net realized and unrealized gain (loss) per share of $0.005, and an increase in the ratio of net investment income to average net assets of 0.08%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information for the years ended October 31, 2002, 2001 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
(4) Ratio for the year ended October 31, 2001 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.61%.

See accompanying notes

118 Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

The Core Plus Fixed Income Portfolio

                                                                      6/28/02(1)
                                                                         to
                                                                       10/31/02
--------------------------------------------------------------------------------
Net asset value, beginning of period                                     $8.500

Income from investment operations:
Net investment income (2)                                                 0.109
Net realized and unrealized gain on investments                           0.191
                                                                         ------
Total from investment operations                                          0.300
                                                                         ------

Less dividends and distributions from:
Net investment income                                                         -
Net realized gain on investments                                              -
                                                                         ------
Total dividends and distributions                                             -
                                                                         ------

Net asset value, end of period                                           $8.800
                                                                         ======

Total return (3)                                                          3.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                  $7,706
Ratio of expenses to average net assets                                   0.57%
Ratio of expenses to average net assets prior to expense limitation
   and expenses paid indirectly                                           2.20%
Ratio of net investment income to average net assets                      3.62%
Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly                        1.99%
Portfolio turnover                                                         847%
--------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                2002 Annual Report o Delaware Pooled Trust   119

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Equity Portfolio

                                                                 Year      Year         Year         Year        Year
                                                                Ended      Ended        Ended        Ended       Ended
                                                              10/31/02    10/31/01     10/31/00    10/31/99    10/31/98
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $7.500      $8.560       $9.020      $8.720       $8.120

Income (loss) from investment operations:
Net investment income (1)                                       0.138       0.174        0.147       0.167        0.184
Net realized and unrealized gain (loss)
   on investments and foreign currencies                       (0.741)     (0.992)      (0.199)      0.433        0.486
                                                              ---------------------------------------------------------
Total from investment operations                               (0.603)     (0.818)      (0.052)      0.600        0.670
                                                              ---------------------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.117)     (0.188)      (0.194)     (0.190)      (0.070)
Net realized gain on investments                                    -      (0.054)      (0.214)     (0.110)           -
                                                              ---------------------------------------------------------
Total dividends and distributions                              (0.117)     (0.242)      (0.408)     (0.300)      (0.070)
                                                              ---------------------------------------------------------

Net asset value, end of period                                 $6.780      $7.500       $8.560      $9.020       $8.720
                                                              =========================================================

Total return (2)                                               (8.21%)     (9.87%)      (0.81%)      7.11%        8.31%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,719      $2,962       $3,287      $3,309       $3,093
Ratio of expenses to average net assets                         0.96%       0.96%        0.96%       0.96%        0.96%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.08%       1.09%        1.30%       1.89%        2.31%
Ratio of net investment income to average
   net assets                                                   1.82%       2.08%        1.69%       1.82%        2.10%
Ratio of net investment income to average
   net assets prior to expense
   limitation and expenses paid indirectly                      1.70%       1.95%        1.35%       0.89%        0.75%
Portfolio turnover                                                26%         24%          34%         31%          47%
-----------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect. The Portfolio also charges a 0.40% purchase reimbursement fee and a 0.30% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes

120 Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Equity Portfolio Original Class

                                                                 Year      Year        Year         Year        Year
                                                                Ended      Ended       Ended        Ended       Ended
                                                              10/31/02    10/31/01    10/31/00     10/31/99    10/31/98
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $12.580     $17.640      $17.410     $15.870      $15.860

Income (loss) from investment operations:
Net investment income (1)                                       0.261       0.335        0.379       0.329        0.400
Net realized and unrealized gain (loss)
   on investments and foreign currencies                       (0.743)     (1.498)       0.216       1.596        0.370
                                                             ----------------------------------------------------------
Total from investment operations                               (0.482)     (1.163)       0.595       1.925        0.770
                                                             ----------------------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.298)     (0.539)      (0.235)     (0.385)      (0.610)
Net realized gain on investments                                    -      (3.302)      (0.130)          -       (0.150)
In excess of net realized gain on investments                       -      (0.056)           -           -            -
                                                             ----------------------------------------------------------
Total dividends and distributions                              (0.298)     (3.897)      (0.365)     (0.385)      (0.760)
                                                             ----------------------------------------------------------

Net asset value, end of period                                $11.800     $12.580      $17.640     $17.410      $15.870
                                                             ==========================================================

Total return (2)                                               (4.02%)     (9.31%)       3.35%      12.31%        4.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $411,404    $409,295     $545,667    $820,644     $616,229
Ratio of expenses to average net assets                         0.91%       0.95%        0.90%       0.89%        0.91%
Ratio of net investment income to average
   net assets                                                   2.01%       2.32%        2.11%       1.91%        2.50%
Portfolio turnover                                                10%         13%          19%          6%           5%
-----------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

                                2002 Annual Report o Delaware Pooled Trust   121

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout the period were as follows:

The International Equity Portfolio Class R


                                                                          Year
                                                                          Ended
                                                                        10/31/02(1)
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                      $12.710

Income (loss) from investment operations:
Net investment income (2)                                                   0.235
Net realized and unrealized loss on investments and foreign currencies     (0.872)
                                                                          -------
Total from investment operations                                           (0.637)
                                                                          -------

Less dividends and distributions from:
Net investment income                                                      (0.293)
Net realized gain on investments                                                -
                                                                          -------
Total dividends and distributions                                          (0.293)
                                                                          -------

Net asset value, end of period                                            $11.780
                                                                          =======

Total return (3)                                                           (5.19%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                        $9
Ratio of expenses to average net assets                                     1.11%
Ratio of net investment income to average net assets                        1.81%
Portfolio turnover                                                            10%
-----------------------------------------------------------------------------------

(1) The International Equity Portfolio Class R commenced operations on November 1, 2001.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes

122 Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Labor Select International Equity Portfolio

                                                               Year        Year        Year         Year        Year
                                                               Ended       Ended       Ended        Ended       Ended
                                                              10/31/02    10/31/01    10/31/00     10/31/99    10/31/98
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.980     $13.920      $14.330     $13.320      $12.990

Income (loss) from investment operations:
Net investment income (1)                                       0.233       0.284        0.277       0.305        0.334
Net realized and unrealized gain (loss)
   on investments and foreign currencies                       (0.463)     (1.311)       0.175       1.057        0.444
                                                             ----------------------------------------------------------
Total from investment operations                               (0.230)     (1.027)       0.452       1.362        0.778
                                                             ----------------------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.230)     (0.322)      (0.392)     (0.312)      (0.448)
Net realized gain on investments                               (0.150)     (1.591)      (0.470)     (0.040)           -
                                                             ----------------------------------------------------------
Total dividends and distributions                              (0.380)     (1.913)      (0.862)     (0.352)      (0.448)
                                                             ----------------------------------------------------------

Net asset value, end of period                                $10.370     $10.980      $13.920     $14.330      $13.320
                                                             ==========================================================

Total return (2)                                               (2.31%)     (8.97%)       3.07%      10.34%        6.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $88,848     $75,965      $89,814    $113,265     $103,350
Ratio of expenses to average net assets                         0.87%       0.95%        0.95%       0.83%        0.88%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.87%       0.98%        0.96%       0.83%        0.93%
Ratio of net investment income to average
   net assets                                                   2.05%       2.27%        1.96%       2.13%        2.46%
Ratio of net investment income to average
   net assets prior to expense
   limitation and expenses paid indirectly                      2.05%       2.24%        1.95%       2.13%        2.41%
Portfolio turnover                                                12%         15%          20%         12%           2%
-----------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

                                2002 Annual Report o Delaware Pooled Trust   123

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Large-Cap Equity Portfolio

                                                               Year        Year      12/14/99(1)
                                                               Ended       Ended          to
                                                              10/31/02    10/31/01     10/31/00
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $7.010      $8.170       $8.500

Income (loss) from investment operations:
Net investment income (2)                                       0.127       0.148        0.119
Net realized and unrealized loss on investments
   and foreign currencies                                      (0.635)     (1.167)      (0.439)
                                                              --------------------------------
Total from investment operations                               (0.508)     (1.019)      (0.320)
                                                              --------------------------------

Less dividends and distributions from:
Net investment income                                          (0.140)     (0.061)      (0.010)
Net realized gain on investments                               (0.072)     (0.080)           -
                                                              --------------------------------
Total dividends and distributions                              (0.212)     (0.141)      (0.010)
                                                              --------------------------------

Net asset value, end of period                                 $6.290      $7.010       $8.170
                                                              ================================

Total return (3)                                               (7.55%)    (12.73%)      (3.78%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,327      $2,519       $2,886
Ratio of expenses to average net assets                         0.96%       0.96%        0.96%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      1.04%       0.96%        1.38%
Ratio of net investment income to average net assets            1.80%       1.87%        1.62%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           1.72%       1.87%        1.20%
Portfolio turnover                                                10%         10%           6%
------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect. The Portfolio also charges a 0.45% purchase reimbursement fee and a 0.35% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes

124 Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Small-Cap Portfolio


                                                               Year        Year         Year      7/20/99(1)
                                                               Ended       Ended        Ended        to
                                                              10/31/02    10/31/01     10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $7.040      $8.260       $8.650      $8.500

Income (loss) from investment operations:
Net investment income (2)                                       0.150       0.164        0.214       0.039
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                      (0.854)     (0.565)      (0.478)      0.111
                                                              --------------------------------------------
Total from investment operations                               (0.704)     (0.401)      (0.264)      0.150
                                                              --------------------------------------------

Less dividends and distributions from:
Net investment income                                          (0.150)     (0.215)      (0.030)          -
Net realized gain on investments                               (0.146)     (0.604)      (0.096)          -
                                                              --------------------------------------------
Total dividends and distributions                              (0.296)     (0.819)      (0.126)          -
                                                              --------------------------------------------

Net asset value, end of period                                 $6.040      $7.040       $8.260      $8.650
                                                              ============================================

Total return (3)                                              (10.55%)     (5.77%)      (2.96%)      1.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $2,499      $2,793       $2,961      $3,053
Ratio of expenses to average net assets                         1.19%       1.20%        1.20%       1.25%
Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly                      1.25%       1.27%        1.36%       1.28%
Ratio of net investment income to average net assets            2.15%       2.11%        2.58%       1.55%
Ratio of net investment income to average net assets prior
   to expense limitation and expenses paid indirectly           2.09%       2.04%        2.42%       1.45%
Portfolio turnover                                                31%         17%          23%         15%
------------------------------------------------------------------------------------------------------------

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect. The Portfolio also charges a 0.55% purchase reimbursement fee and a 0.45% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes

                                2002 Annual Report o Delaware Pooled Trust   125

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Emerging Markets Portfolio

                                                                Year       Year         Year        Year         Year
                                                               Ended       Ended        Ended       Ended        Ended
                                                              10/31/02    10/31/01     10/31/00    10/31/99     10/31/98
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $6.460      $7.010       $7.280      $5.840       $9.200

Income (loss) from investment operations:
Net investment income (1)                                       0.237       0.237        0.160       0.138        0.153
Net realized and unrealized gain (loss)
   on investments and foreign currencies                        0.276      (0.673)      (0.326)      1.432       (3.348)
                                                             ----------------------------------------------------------
Total from investment operations                                0.513      (0.436)      (0.166)      1.570       (3.195)
                                                             ----------------------------------------------------------
Less dividends and distributions from:
Net investment income                                          (0.183)     (0.114)      (0.104)     (0.130)      (0.025)
Net realized gain on investments                                    -           -            -           -       (0.140)
                                                             ----------------------------------------------------------
Total dividends and distributions                              (0.183)     (0.114)      (0.104)     (0.130)      (0.165)
                                                             ----------------------------------------------------------

Net asset value, end of period                                 $6.790      $6.460       $7.010      $7.280       $5.840
                                                             ==========================================================
Total return (2)                                                7.98%      (6.42%)      (2.40%)     27.63%      (35.30%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $114,573    $113,488     $114,978     $42,794      $34,030
Ratio of expenses to average net assets                         1.23%       1.23%        1.17%       1.31%        1.55%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     1.23%       1.23%        1.17%       1.35%        1.69%
Ratio of net investment income to average
   net assets                                                   3.24%       3.35%        1.93%       2.13%        1.98%
Ratio of net investment income to average
   net assets prior to expense
   limitation and expenses paid indirectly                      3.24%       3.35%        1.93%       2.08%        1.84%
Portfolio turnover                                                36%         35%          20%         23%          39%
------------------------------------------------------------------------------------------------------------------------

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect. The Portfolio also charges a 0.75% purchase reimbursement fee and a 0.75% redemption reimbursement fee and these fees are not reflected in the returns shown above. The Portfolio's returns would have been lower had these fees been deducted.

See accompanying notes











126   Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The Global Fixed Income Portfolio

                                                               Year        Year        Year         Year         Year
                                                              Ended        Ended       Ended        Ended       Ended
                                                             10/31/02(1)  10/31/01    10/31/00    10/31/99     10/31/98
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.210      $8.950      $10.260     $11.060      $11.220

Income (loss) from investment operations:
Net investment income (2)                                       0.461       0.483        0.548       0.606        0.610
Net realized and unrealized gain (loss)
   on investments and foreign currencies                        1.089       0.777       (1.498)     (0.851)       0.037
                                                             ----------------------------------------------------------
Total from investment operations                                1.550       1.260       (0.950)     (0.245)       0.647
                                                             ----------------------------------------------------------

Less dividends and distributions from:
Net investment income                                               -           -       (0.114)     (0.433)      (0.630)
In excess of net investment income                                  -           -       (0.096)          -            -
Net realized gain on investments                                    -           -            -      (0.122)      (0.177)
Return of capital                                                   -           -       (0.150)          -            -
                                                             ----------------------------------------------------------
Total dividends and distributions                                   -           -       (0.360)     (0.555)      (0.807)
                                                             ----------------------------------------------------------
Net asset value, end of period                                $11.760     $10.210       $8.950     $10.260      $11.060
                                                             ==========================================================
Total return (3)                                               15.18%      14.08%       (9.51%)     (2.33%)       6.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                      $279,938    $284,830     $389,290    $619,795     $660,741
Ratio of expenses to average net assets                         0.60%       0.60%        0.60%       0.60%        0.60%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.66%       0.70%        0.71%       0.62%        0.62%
Ratio of net investment income to average
   net assets                                                   4.33%       4.98%        5.71%       5.68%        5.71%
Ratio of net investment income to average
   net assets prior to expense
   limitation and expenses paid indirectly                      4.27%       4.88%        5.60%       5.66%        5.69%
Portfolio turnover                                                58%         32%          53%        101%         131%
-----------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.041, an increase in net realized and unrealized gain (loss) per share of $0.041, and a decrease in the ratio of net investment income to average net assets of 0.38%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes



















                                2002 Annual Report o Delaware Pooled Trust   127

Delaware Pooled Trust
Financial Highlights

Selected data for each share of the Portfolio outstanding throughout each period were as follows:

The International Fixed Income Portfolio

                                                               Year        Year         Year        Year        Year
                                                               Ended      Ended        Ended       Ended        Ended
                                                             10/31/02(1) 10/31/01     10/31/00    10/31/99     10/31/98
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $9.150      $8.110       $9.910     $10.750      $10.660

Income (loss) from investment operations:
Net investment income (2)                                       0.323       0.427        0.469       0.564        0.558
Net realized and unrealized gain (loss)
   on investments and foreign currencies                        1.027       0.613       (1.752)     (0.877)       0.045
                                                               --------------------------------------------------------
Total from investment operations                                1.350       1.040       (1.283)     (0.313)       0.603
                                                               --------------------------------------------------------
Less dividends and distributions from:
Net investment income                                               -           -       (0.400)     (0.450)      (0.492)
In excess of net investment income                                  -           -       (0.067)          -            -
Net realized gain on investments                                    -           -            -      (0.077)      (0.021)
Return of Capital                                                   -           -       (0.050)          -            -
                                                               --------------------------------------------------------
Total dividends and distributions                                   -           -       (0.517)     (0.527)      (0.513)
                                                               --------------------------------------------------------
Net asset value, end of period                                $10.500      $9.150       $8.110      $9.910      $10.750
                                                              =========================================================
Total return (3)                                               14.75%      12.82%      (13.54%)     (2.96%)       5.96%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                       $41,934     $36,989      $50,389     $89,351      $87,997
Ratio of expenses to average net assets                         0.60%       0.60%        0.60%       0.60%        0.60%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses paid indirectly                                     0.67%       0.69%        0.69%       0.64%        0.67%
Ratio of net investment income to average
   net assets                                                   3.39%       4.87%        5.26%       5.48%        5.47%
Ratio of net investment income to average
   net assets prior to expense
   limitation and expenses paid indirectly                      3.32%       4.78%        5.17%       5.44%        5.40%
Portfolio turnover                                                46%         60%          82%        127%         104%
-----------------------------------------------------------------------------------------------------------------------

(1) As required, effective November 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premium and discounts on debt securities. The effect of this change for the year ended October 31, 2002 was a decrease in net investment income per share of $0.130, an increase in net realized and unrealized gain (loss) per share of $0.130, and a decrease in the ratio of net investment income to average net assets of 1.36%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect this change in accounting.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.


See accompanying notes

128 Delaware Pooled Trust o 2002 Annual Report

Delaware Pooled Trust
Notes to Financial Statements
October 31, 2002

Delaware Pooled Trust (the "Trust") is organized as a Delaware business trust and offers 21 separate Portfolios. These financial statements and the related notes pertain to The Large-Cap Value Equity Portfolio, The Focused Value Portfolio (formerly The Select Equity Portfolio), The Small-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Core Fixed Income Portfolio (formerly The Aggregate Fixed Income Portfolio), The High-Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The International Large-Cap Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio (each a "Portfolio" or collectively as the "Portfolios"). The Real Estate Investment Trust Portfolio is included in a separate report. The Trust is an open-end investment company. Each Portfolio is considered diversified under the Investment Company Act of 1940, as amended, except for The Focused Value, The Real Estate Investment Trust II, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios which are non-diversified. Each Portfolio offers one class of shares except for The International Equity Portfolio which offers the Original Class and Class R shares. The Original Class shares do not carry a 12b-1 fee and the Class R shares carry a 12b-1 fee.

The investment objective of The Large-Cap Value Equity Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Focused Value Portfolio is to seek to provide maximum long-term capital appreciation.

The investment objective of The Small-Cap Value Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The All-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Large-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Mid-Cap Growth Equity Portfolio is to seek maximum long-term capital growth.

The investment objective of The Small-Cap Growth Equity Portfolio is to seek long-term capital appreciation.

The investment objective of The Real Estate Investment Trust Portfolio II is to seek maximum long-term total return, with capital appreciation as a secondary objective.

The investment objective of The Intermediate Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Core Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The High-Yield Bond Portfolio is to seek high total return.

The investment objective of The Core Plus Fixed Income Portfolio is to seek maximum long-term total return, consistent with reasonable risk.

The investment objective of The Global Equity Portfolio is to seek long-term growth without undue risk to principal.

The investment objective of The International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The Labor Select International Equity Portfolio is to seek maximum long-term total return.

The investment objective of The International Large-Cap Equity Portfolio is to seek maximum long-term total return.

The investment objective of The International Small-Cap Portfolio is to seek long-term capital appreciation.

The investment objective of The Emerging Markets Portfolio is to seek long-term capital appreciation.

The investment objective of The Global Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

The investment objective of The International Fixed Income Portfolio is to seek current income consistent with the preservation of principal.

                                2002 Annual Report o Delaware Pooled Trust   129

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Portfolios.

Security Valuation--All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will normally be used. Securities listed on a foreign exchange are normally valued at the last quoted sales price before each Portfolio is valued. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and asked prices. U.S. Government and agency securities are valued at the mean between the bid and asked prices. Other long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, aftermarket trading, or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges or among dealers, new events).

Federal Income Taxes--Each Portfolio intends to qualify or to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting--Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the International Equity Portfolio on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements--Each Portfolio may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Portfolio's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions--Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. It is not practical to isolate that portion of both realized and unrealized gains and losses on investments in equity securities that result from fluctuations in foreign currency exchange rates in the Statement of Operations. The Portfolios isolate that portion of gains and losses on investments in debt securities, which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Portfolios report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle--As required, effective November 1, 2001, the Portfolios have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") that requires amortization of all discount or premium on debt securities. Prior to November 1, 2001, the Portfolios did not amortize premium or market discount, which conformed to the Portfolios' policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total net assets of the Portfolios, but resulted in the following changes listed below, based on securities held by the Portfolios on November 1, 2001.

130   Delaware Pooled Trust o 2002 Annual Report

                                                              Net unrealized
                                                 Cost of       appreciation
                                                securities    (depreciation)
--------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio        $    (8,629)    $    8,629
The Core Fixed Income Portfolio                     (1,676)         1,676
The High-Yield Bond Portfolio                       15,119        (15,119)
The Global Fixed Income Portfolio               (1,228,414)     1,228,414
The International Fixed Income Portfolio          (317,442)       317,442
================================================================================

In addition, effective November 1, 2001, the Portfolios adopted the provisions of the Guide that require gains (losses) on paydowns of mortgage- and asset-backed securities to be recorded as an adjustment to interest income. Prior to November 1, 2001, such gains (losses) were included in realized gain
(loss) on investments.

The effect of these changes for the year ended October 31, 2002, were as follows:

                                                                       Net
                                                           Net      unrealized       Net
                                                       investment  appreciation    realized
                                                         income   (depreciation) gains (losses)
-----------------------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio               $   (19,981)  $   3,994     $ 15,987
The Core Fixed Income Portfolio                            (9,799)      2,489        7,310
The High-Yield Bond Portfolio                               3,273     (16,478)      13,205
The Global Fixed Income Portfolio                      (1,075,647)   (455,130)   1,530,777
The International Fixed Income Portfolio                 (523,084)    369,873      153,211
===============================================================================================

The statements of changes in net assets and financial highlights for prior periods have not been restated to reflect these changes in accounting.

Other --Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions received from investments in Real Estate Investment Trusts are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolio is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been provided for in accordance with each Portfolio's understanding of the applicable country's tax rules and rates.

The Intermediate Fixed Income Portfolio declares dividends daily from net investment income and pays such dividends monthly. The High-Yield Bond Portfolio declares and pays dividends from net investment income monthly. The Large-Cap Value Equity and The Labor Select International Equity Portfolios declare and pay dividends from net investment income quarterly. The Focused Value, The Small-Cap Value Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Core Fixed Income, The Core Plus Fixed Income, The Global Equity, The International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios declare and pay dividends from net investment income, if any, annually. All Portfolios declare and pay distributions from net realized gain on investments, if any, annually.

                                2002 Annual Report o Delaware Pooled Trust   131

Certain expenses of the Portfolios are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Portfolios may receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses for the year ended October 31, 2002 were as follows:

                                                        Commission   Earnings
                                                      Reimbursements  Credits
--------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                      $ 1,426    $    113
The Focused Value Portfolio                                    38          13
The Small-Cap Value Equity Portfolio                           67          --
The All-Cap Growth Equity Portfolio                           236          --
The Large-Cap Growth Equity Portfolio                          28          --
The Mid-Cap Growth Equity Portfolio                            64          11
The Small-Cap Growth Equity Portfolio                         977          --
The Real Estate Investment Trust Portfolio II                 398          88
The Intermediate Fixed Income Portfolio                       150          --
The Core Fixed Income Portfolio                                62          --
The High-Yield Bond Portfolio                                 105         225
The Core Plus Fixed Income Portfolio                           42          --
The Global Equity Portfolio                                    73          10
The International Equity Portfolio                         10,589          --
The Labor Select International Equity Portfolio             2,131          70
The International Large-Cap Equity Portfolio                   62          11
The International Small-Cap Portfolio                          69          18
The Emerging Markets Portfolio                              3,108       1,796
The Global Fixed Income Portfolio                           6,706         676
The International Fixed Income Portfolio                      920           -
================================================================================

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of their respective investment management agreements, Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of The Large-Cap Value Equity Portfolio, The Focused Value Portfolio, The Small-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Core Fixed Income Portfolio, The High-Yield Bond Portfolio and The Core Plus Fixed Income Portfolio, and Delaware International Advisers Ltd. (DIAL), an affiliate of DMC and the investment manager of The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The International Large-Cap Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio and The International Fixed Income Portfolio, will receive an annual fee which is calculated daily based on the average daily net assets of each such Portfolio.

DMC furnishes sub-advisory services to The Global Equity Portfolio related to the U.S. securities portion of the portfolio.

DMC and DIAL have each elected to waive their fees and reimburse each Portfolio to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution expenses and extraordinary expenses, do not exceed specified percentages of average daily net assets through April 30, 2003.









132   Delaware Pooled Trust o 2002 Annual Report

The management fee rates and the operating expense limitation rates in effect for the year ended October 31, 2002 are as follows:

                                                      Management fee as a                Operating Expense
                                                  percentage of average daily       Limitation as a percentage of
                                                     net assets (per annum)      average daily net assets (per annum)
---------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                        0.55%                             0.68%
The Focused Value Portfolio                                 1.00%                             1.20%
The Small-Cap Value Equity Portfolio                        0.75%                             0.89%
The All-Cap Growth Equity Portfolio                         0.75%                             0.89%
The Large-Cap Growth Equity Portfolio                       0.65%                             0.80%
The Mid-Cap Growth Equity Portfolio                         0.75%                             0.93%
The Small-Cap Growth Equity Portfolio                       0.75%                             0.89%
The Real Estate Investment Trust Portfolio II               0.75%                             0.86%
The Intermediate Fixed Income Portfolio                     0.40%                             0.53%*
The Core Fixed Income Portfolio                             0.40%                             0.53%*
The High-Yield Bond Portfolio                               0.45%                             0.59%
The Core Plus Fixed Income Portfolio                        0.43%                             0.57%*
The Global Equity Portfolio                                 0.75%                             0.96%
The International Equity Portfolio                          0.75%                                 -
The Labor Select International Equity Portfolio             0.75%                             0.96%
The International Large-Cap Equity Portfolio                0.75%                             0.96%
The International Small-Cap Portfolio                       1.00%                             1.20%
The Emerging Markets Portfolio                              1.00%                             1.55%
The Global Fixed Income Portfolio                           0.50%                             0.60%
The International Fixed Income Portfolio                    0.50%                             0.60%
=====================================================================================================================

* Effective November 1, 2002, the operating expense limit rates for The Intermediate Fixed Income, The Core Fixed Income and The Core Plus Fixed Income Portfolios have changed to 0.43%, 0.43% and 0.50%, respectively.

  The Portfolios have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC and DIAL, to provide dividend disbursing, transfer agent, accounting and administration services. Each Portfolio pays DSC a monthly fee based on average net assets, subject to certain minimums.

  Pursuant to a distribution agreement, the International Equity Portfolio pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC and DIAL, an annual fee not to exceed 0.20% of the average daily net assets of the Class R shares. No distribution expenses are paid by the Original Class shares.













                                2002 Annual Report o Delaware Pooled Trust   133

At October 31, 2002, each Portfolio had receivables from or liabilities payable to affiliates as follows:

                                                                             Dividend
                                                                            disbursing,
                                                                             transfer
                                                                            agent fees,                            Receivable
                                                                            accounting                             from DMC or
                                                  Investment Management      fees and         Other expenses        DIAL under
                                                     fee payable to       other expenses      payable to DMC    expense limitation
                                                       DMC or DIAL        payable to DSC      and affiliates        agreement
-----------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                    $  (4,105)          $ (2,422)           $ (5,751)           $    -
The Focused Value Portfolio                                  (696)               (64)               (147)                -
The Small-Cap Value Equity Portfolio                       (1,017)              (208)               (456)                -
The All-Cap Growth Equity Portfolio                        (4,316)              (386)             (1,439)                -
The Large-Cap Growth Equity Portfolio                        (246)               (45)             (5,497)                -
The Mid-Cap Growth Equity Portfolio                        (1,380)              (247)             (1,054)                -
The Small-Cap Growth Equity Portfolio                     (23,083)            (2,092)             (3,154)                -
The Real Estate Investment Trust Portfolio II             (13,549)            (1,124)             (1,792)                -
The Intermediate Fixed Income Portfolio                         -               (438)               (917)            4,208
The Core Fixed Income Portfolio                                 -               (216)               (210)              296
The High-Yield Bond Portfolio                                   -               (269)               (819)            1,912
The Core Plus Fixed Income Portfolio                            -               (754)             (6,339)           24,265
The Global Equity Portfolio                                     -               (216)               (732)            1,598
The International Equity Portfolio                       (256,769)           (20,760)            (25,675)                -
The Labor Select International Equity Portfolio           (55,084)            (4,221)             (5,900)                -
The International Large-Cap Equity Portfolio                 (194)              (198)               (212)                -
The International Small-Cap Portfolio                      (1,942)              (117)               (204)                -
The Emerging Markets Portfolio                             (4,144)            (5,458)             (7,802)                -
The Global Fixed Income Portfolio                         (92,148)            (9,225)            (17,140)                -
The International Fixed Income Portfolio                  (11,646)            (2,090)             (2,891)                -
===================================================================================================================================

Certain officers of DMC, DIAL, DSC and DDLP are officers and/or trustees of the Portfolios. These officers and trustees are paid no compensation by the Portfolios.

3. Investments

For the year ended October 31, 2002, each Portfolio made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                                       Purchases     Sales
--------------------------------------------------------------------------------
 The Large-Cap Value Equity Portfolio                $ 54,950,029 $ 60,883,172
 The Focused Value Portfolio                            2,460,070    2,466,907
 The Small-Cap Value Equity Portfolio                   1,295,668    1,229,963
 The All-Cap Growth Equity Portfolio                   13,206,717   11,775,468
 The Large-Cap Growth Equity Portfolio                  1,588,794    1,508,810
 The Mid-Cap Growth Equity Portfolio                    2,748,708    3,037,719
 The Small-Cap Growth Equity Portfolio                 28,431,091   17,230,590
 The Real Estate Investment Trust Portfolio II         22,224,245    9,678,375
 The Intermediate Fixed Income Portfolio               14,965,296   15,696,525
 The Core Fixed Income Portfolio                       10,389,229   10,911,362
 The High-Yield Bond Portfolio                         22,131,372   21,615,059
*The Core Plus Fixed Income Portfolio                  20,218,490   11,865,314
 The Global Equity Portfolio                              849,835      780,809
 The International Equity Portfolio                    64,900,515   42,923,130
 The Labor Select International Equity Portfolio       25,971,586   10,347,866
 The International Large-Cap Equity Portfolio             250,227      283,632
 The International Small-Cap Portfolio                    912,955      865,090
 The Emerging Markets Portfolio                        47,525,860   44,605,910
 The Global Fixed Income Portfolio                    133,647,578  152,898,360
 The International Fixed Income Portfolio              18,066,857   17,234,870
================================================================================
  * Commenced operations on June 28, 2002.



134   Delaware Pooled Trust o 2002 Annual Report

At October 31, 2002 the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Portfolio were as follows:

                                                                                                               Net
                                                          Cost           Aggregate       Aggregate          unrealized
                                                           of           unrealized       unrealized        appreciation
                                                       investments     appreciation     depreciation      (depreciation)
------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                  $ 56,517,122      $ 1,439,354    $  (8,650,979)      $ (7,211,625)
The Focused Value Portfolio                              1,587,782           46,380         (302,285)          (255,905)
The Small-Cap Value Equity Portfolio                     2,402,498          385,582         (235,844)           149,738
The All-Cap Growth Equity Portfolio                     10,306,998          439,621       (2,429,815)        (1,990,194)
The Large-Cap Growth Equity Portfolio                    1,182,819            8,355         (261,848)          (253,493)
The Mid-Cap Growth Equity Portfolio                      2,435,031          232,831         (347,572)          (114,741)
The Small-Cap Growth Equity Portfolio                   47,091,881        4,131,832       (7,921,007)        (3,789,175)
The Real Estate Investment Trust Portfolio II           25,858,419          440,312       (1,923,509)        (1,483,197)
The Intermediate Fixed Income Portfolio                  6,560,369          182,875          (58,795)           124,080
The Core Fixed Income Portfolio                          3,202,877           62,227          (23,935)            38,292
The High-Yield Bond Portfolio                            4,026,347           85,881         (462,827)          (376,946)
The Core Plus Fixed Income Portfolio                     9,568,881           77,315          (86,648)            (9,333)
The Global Equity Portfolio                              3,403,847          138,350         (840,555)          (702,205)
The International Equity Portfolio                     488,201,193       33,647,443     (112,665,110)       (79,017,667)
The Labor Select International Equity Portfolio        102,633,412        7,255,070      (21,368,040)       (14,112,970)
The International Large-Cap Equity Portfolio             3,216,976           79,602         (981,637)          (902,035)
The International Small-Cap Portfolio                    3,207,805          205,621         (973,662)          (768,041)
The Emerging Markets Portfolio                         128,593,650       12,123,294      (27,254,464)       (15,131,170)
The Global Fixed Income Portfolio                      259,432,648       18,579,781       (3,474,457)        15,105,324
The International Fixed Income Portfolio                39,516,488        2,667,339         (934,880)         1,732,459
=======================================================================================================================

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                                                         Ordinary        Long-Term
Year ended October 31, 2002:                                              Income        Capital Gain           Total
-----------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                                    $ 1,070,397    $           -       $  1,070,397
The Focused Value Portfolio                                                  10,861                -             10,861
The Small-Cap Value Equity Portfolio                                         21,468          127,083            148,551
The Large-Cap Growth Equity Portfolio                                         5,187                -              5,187
The Real Estate Investment Trust Portfolio II                               388,742                -            388,742
The Intermediate Fixed Income Portfolio                                     322,916                -            322,916
The Core Fixed Income Portfolio                                             317,244                -            317,244
The High-Yield Bond Portfolio                                               483,772                -            483,772
The Global Equity Portfolio                                                  46,207                -             46,207
The International Equity Portfolio                                        9,729,456                -          9,729,456
The Labor Select International Equity Portfolio                           1,892,646          914,285          2,806,931
The International Large-Cap Equity Portfolio                                 62,891           13,297             76,188
The International Small-Cap Portfolio                                        82,824           34,545            117,369
The Emerging Markets Portfolio                                            3,214,118                -          3,214,118
=======================================================================================================================














                                2002 Annual Report o Delaware Pooled Trust   135

                                                         Ordinary       Long-Term
Year ended October 31, 2001:                              Income      Capital Gain     Total
------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                   $ 1,531,357    $         -   $  1,531,357
The Focused Value Portfolio                                214,119              -        214,119
The Small-Cap Value Equity Portfolio                        24,171              -         24,171
The Large-Cap Growth Equity Portfolio                        3,765              -          3,765
The Mid-Cap Growth Equity Portfolio                        779,542      2,570,507      3,350,049
The Real Estate Investment Trust Portfolio II               85,042              -         85,042
The Intermediate Fixed Income Portfolio                    440,356              -        440,356
The Core Fixed Income Portfolio                            463,191              -        463,191
The High-Yield Bond Portfolio                              439,631              -        439,631
The Global Equity Portfolio                                 72,178         20,732         92,910
The International Equity Portfolio                      18,128,874     99,367,962    117,496,836
The Labor Select International Equity Portfolio          2,399,737      9,285,030     11,684,767
The International Large-Cap Equity Portfolio                49,821              -         49,821
The International Small-Cap Portfolio                      194,154         99,226        293,380
The Emerging Markets Portfolio                           2,017,971              -      2,017,971
================================================================================================

As of October 31, 2002, the components of net assets on a tax basis were as follows:

                                              The            The         The            The
                                           Large-Cap      Focused     Small-Cap       All-Cap
                                          Value Equity     Value     Value Equity   Growth Equity
                                           Portfolio     Portfolio     Portfolio     Portfolio
------------------------------------------------------------------------------------------------
Shares of beneficial interest             $60,409,598  $ 2,029,786    $ 2,244,498   $ 17,023,692
Undistributed ordinary income                 282,280       13,800         19,373              -
Undistributed long term capital gain                -            -        128,497              -
Capital loss carryfowards                  (4,255,812)    (432,013)             -     (6,723,034)
Unrealized appreciation
   (depreciation) of investments           (7,211,625)    (255,905)       149,738     (1,990,194)
                                          ------------------------------------------------------
Net assets                                $49,224,441  $ 1,355,668    $ 2,542,106   $  8,310,464
================================================================================================


                                            The           The             The           The
                                         Large-Cap       Mid-Cap        Small-Cap   Real Estate
                                       Growth Equity  Growth Equity  Growth Equity Investment Trust
                                         Portfolio    Portfolio        Portfolio    Portfolio II*
-------------------------------------------------------------------------------------------------
Shares of beneficial interest             $2,008,961   $ 2,961,938    $61,003,024   $ 25,716,319
Undistributed ordinary income                    132             -              -        610,792
Capital loss carryfowards                   (824,389)     (518,365)   (14,110,146)      (770,483)
Unrealized appreciation
   (depreciation) of investments            (253,493)     (114,741)    (3,789,175)    (1,483,197)
                                          ------------------------------------------------------
Net assets                                $  931,211   $ 2,328,832    $43,103,703   $ 24,073,431
================================================================================================

* The undistributed earnings for The Real Estate Investment Trust Portfolio II are estimated pending final notification of the tax character of dividends received from investments in Real Estate Investment Trusts.








136   Delaware Pooled Trust o 2002 Annual Report

                                          The              The            The          The
                                      Intermediate         Core        High-Yield    Core Plus
                                      Fixed Income     Fixed Income      Bond       Fixed Income
                                        Portfolio       Portfolio      Portfolio     Portfolio
------------------------------------------------------------------------------------------------
Shares of beneficial interest          $6,448,104      $ 2,669,817    $ 9,005,920     $7,593,257
Undistributed ordinary income                   -           96,468         17,190        117,962
Capital loss carryfowards                (384,976)        (195,177)    (4,899,141)             -
Unrealized appreciation
   (depreciation) of investments          131,305           38,292       (376,946)        (5,026)
                                       ---------------------------------------------------------
Net assets                             $6,194,433      $ 2,609,400    $ 3,747,023     $7,706,193
================================================================================================


                                                                         The             The
                                          The              The       Labor Select   International
                                         Global       International  International    Large-Cap
                                         Equity          Equity         Equity         Equity
                                        Portfolio       Portfolio     Portfolio       Portfolio
------------------------------------------------------------------------------------------------
Shares of beneficial interest          $3,419,864     $479,891,233   $101,730,679     $3,129,550
Undistributed ordinary income              51,818        8,324,975      1,041,440         49,037
Undistributed long term capital gain            -        2,187,970        184,079         50,883
Capital loss carryfowards                 (50,534)               -              -              -
Unrealized appreciation
   (depreciation) of investments
   and foreign currencies                (701,981)     (78,990,437)   (14,107,959)      (902,109)
                                       ---------------------------------------------------------
Net assets                             $2,719,167     $411,413,741   $ 88,848,239     $2,327,361
================================================================================================

                                                                         The             The
                                           The             The          Global      International
                                      International     Emerging        Fixed          Fixed
                                        Small-Cap        Markets       Income          Income
                                        Portfolio       Portfolio     Portfolio       Portfolio
--------------------------------------------------------------------------------------------------
Shares of beneficial interest          $3,455,231     $148,052,069  $268,781,827     $41,990,439
Undistributed ordinary income              57,551        3,960,434    11,449,187       1,946,845
Capital loss carryfowards                (246,967)     (22,305,955)  (15,578,113)     (3,705,542)
Unrealized appreciation
   (depreciation) of investments
   and foreign currencies                (767,012)     (15,133,120)   15,284,741       1,702,649
                                       ---------------------------------------------------------
Net assets                             $2,498,803     $114,573,428  $279,937,642     $41,934,391
================================================================================================

                                2002 Annual Report o Delaware Pooled Trust   137

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows:

                                                         Year of       Year of      Year of         Year of
                                                        Expiration    Expiration  Expiration       Expiration
                                                           2007          2008         2009            2010        Total
--------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                   $        -     $1,689,976   $        -      $2,565,836   $4,255,812
The Focused Value Portfolio                                     -              -       97,315         334,698      432,013
The All-Cap Growth Equity Portfolio                             -        839,442    3,875,429       2,008,163    6,723,034
The Large-Cap Growth Equity Portfolio                           -              -      427,983         396,406      824,389
The Mid-Cap Growth Equity Portfolio                             -              -      222,374         295,991      518,365
The Small-Cap Growth Equity Portfolio                           -        851,478    9,536,866       3,721,802   14,110,146
The Real Estate Investment Trust Portfolio II             328,658        441,825            -               -      770,483
The Intermediate Fixed Income Portfolio                         -        358,699            -          26,277      384,976
The Core Fixed Income Portfolio                                 -        195,177            -               -      195,177
The High-Yield Bond Portfolio                           2,067,829      1,887,452      612,814         331,046    4,899,141
The Global Equity Portfolio                                     -              -       36,340          14,194       50,534
The International Small-Cap Portfolio                           -              -            -         246,967      246,967
The Emerging Markets Portfolio                            682,893              -   15,997,034       5,626,028   22,305,955
The Global Fixed Income Portfolio                         639,904     13,425,336    1,512,873               -   15,578,113
The International Fixed Income Portfolio                  785,600      2,024,707      895,235               -    3,705,542
==========================================================================================================================

5. Capital Shares

Transactions in capital shares were as follows:

                                                                        Shares issued
                                                                      upon reinvestment                           Net
                                                           Shares       of dividends            Shares         increase
Year ended October 31, 2002:                                 sold     and distributions       repurchased     (decrease)
------------------------------------------------------------------------------------------------------------------------
 The Large-Cap Value Equity Portfolio                      444,802          73,880             (967,708)       (449,026)
 The Focused Value Portfolio                                     -           1,702                    -           1,702
 The Small-Cap Value Equity Portfolio                            -          14,621                    -          14,621
 The All-Cap Growth Equity Portfolio                       310,868               -                    -         310,868
 The Large-Cap Growth Equity Portfolio                           -             952                    -             952
 The Mid-Cap Growth Equity Portfolio                        44,599               -              (56,467)        (11,868)
 The Small-Cap Growth Equity Portfolio                   1,435,090               -             (344,801)      1,090,289
 The Real Estate Investment Trust Portfolio II             920,650          20,518             (145,766)        795,402
 The Intermediate Fixed Income Portfolio                     1,479          12,431              (26,513)        (12,603)
 The Core Fixed Income Portfolio                                 -          39,312              (58,777)        (19,465)
 The High-Yield Bond Portfolio                             240,512          75,475             (165,078)        150,909
*The Core Plus Fixed Income Portfolio                      876,091               -                    -         876,091
 The Global Equity Portfolio                                     -           6,056                    -           6,056
 The International Equity Portfolio Original Class       4,482,867         675,059           (2,814,857)      2,343,069
 The International Equity Portfolio Class R                    787              18                    -             805
 The Labor Select International Equity Portfolio         1,393,082         252,424                    -       1,645,506
 The International Large-Cap Equity Portfolio                    -          10,883                    -          10,883
 The International Small-Cap Portfolio                           -          16,912                    -          16,912
 The Emerging Markets Portfolio                            158,509         479,004           (1,330,214)       (692,701)
 The Global Fixed Income Portfolio                         373,661               -           (4,464,553)     (4,090,892)
 The International Fixed Income Portfolio                   20,471               -              (68,383)        (47,912)
========================================================================================================================

*Commenced operations on June 28, 2002.

138  Delaware Pooled Trust o 2002 Annual Report

                                                                        Shares issued
                                                                      upon reinvestment                           Net
                                                           Shares       of dividends            Shares         increase
Year ended October 31, 2001:                                 sold     and distributions       repurchased     (decrease)
------------------------------------------------------------------------------------------------------------------------

The Large-Cap Value Equity Portfolio                        96,895         103,057           (1,237,674)     (1,037,722)
The Focused Value Portfolio                                      -          29,616                    -          29,616
The Small-Cap Value Equity Portfolio                             -           2,608                    -           2,608
The All-Cap Growth Equity Portfolio                        473,022               -                    -         473,022
The Large-Cap Growth Equity Portfolio                            -             497                    -             497
The Mid-Cap Growth Equity Portfolio                         17,343         850,266             (429,377)        438,232
The Small-Cap Growth Equity Portfolio                    1,780,678               -             (602,177)      1,178,501
The Real Estate Investment Trust Portfolio II              451,396           5,273                    -         456,669
The Intermediate Fixed Income Portfolio                      4,890          21,481             (232,284)       (205,913)
The Core Fixed Income Portfolio                             34,872          53,578             (585,351)       (496,901)
The High-Yield Bond Portfolio                              339,402          60,827             (142,144)        258,085
The Global Equity Portfolio                                      -          11,008                    -          11,008
The International Equity Portfolio                       2,137,682       7,980,988           (8,510,763)      1,607,907
The Labor Select International Equity Portfolio            188,398         931,265             (652,982)        466,681
The International Large-Cap Equity Portfolio                     -           6,039                    -           6,039
The International Small-Cap Portfolio                            -          38,300                    -          38,300
The Emerging Markets Portfolio                           1,445,193         299,847             (578,713)      1,166,327
The Global Fixed Income Portfolio                        1,419,114               -          (17,040,805)    (15,621,691)
The International Fixed Income Portfolio                 1,427,780               -           (3,599,509)     (2,171,729)
========================================================================================================================

6. Line of Credit

The Portfolios, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Portfolios had no amounts outstanding as of October 31, 2002, or at any time during the period.

7. Foreign Exchange Contracts

The Global Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolios may enter into these contracts to fix the U.S. dollar value of a security that they have agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolios may also use these contracts to hedge the U.S. dollar value of securities they already own that are denominated in foreign currencies.

Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

                                 2002 Annual Report o Delaware Pooled Trust  139

The following foreign currency exchange contracts were outstanding at October 31, 2002.

The Global Fixed Income Portfolio

Contracts to                                           In exchange       Settlement       Unrealized
Deliver                                                    For              Date         Depreciation
------------------------------------------------------------------------------------------------------
1,123,875 Canadian Dollar                                $717,444          11/1/02           $(458)
1,885,111 European Monetary Unit                        1,852,310          11/1/02         (14,516)
2,076,628 New Zealand Dollar                            1,001,142          11/1/02          (8,514)
9,885,994 Swedish Krona                                 1,070,411          11/1/02          (8,569)
                                                                                          --------
                                                                                          $(32,057)
======================================================================================================

8. Futures Contracts

The Focused Value, The Small-Cap Value Equity, The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity, The Intermediate Fixed Income, The Core Fixed Income, The Core Plus Fixed Income, The Global Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets and The International Fixed Income Portfolios may invest in financial futures contracts to hedge their existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Portfolio's custodian, rather than directly with the broker.) Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at October 31, 2002 were as follows:

The Intermediate Fixed Income Portfolio

Contracts to buy (sell)                          Notional cost (proceeds)        Expiration date         Unrealized gain (loss)
--------------------------------------------------------------------------------------------------------------------------------
(5) U.S. Treasury 10 year notes                         $(562,653)                     12/02                    $(10,941)
1 U.S. Treasury 20 year notes                             111,791                      12/02                      (1,293)
3 U.S. Treasury 5 year notes                              340,874                      12/02                         329
                                                                                                                --------
                                                                                                                $(11,905)
================================================================================================================================

The Core Fixed Income Portfolio

Contracts to buy (sell)                          Notional cost (proceeds)        Expiration date         Unrealized gain (loss)
--------------------------------------------------------------------------------------------------------------------------------
(1) U.S. Treasury 10 year notes                         $(112,162)                     12/02                     $(2,583)
1 U.S. Treasury 5 year notes                              113,541                      12/02                         193
                                                                                                                 -------
                                                                                                                 $(2,390)
================================================================================================================================

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents each Portfolio's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in each Portfolio's net assets.


140   Delaware Pooled Trust o 2002 Annual Report

9. Options Written

During the year ended October 31, 2002, The Intermediate Fixed Income and The Core Fixed Income Portfolios entered into options contracts in accordance with their investment objectives. When the Portfolios write an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by each Portfolio on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Portfolio has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Portfolio. Each Portfolio, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

Transactions in options written during the year ended October 31, 2002 for The Intermediate Fixed Income Portfolio were as follows:

                                                        Number
                                                     of Contracts    Premiums
--------------------------------------------------------------------------------
Options outstanding at October 31, 2001                    -           $  -
Options written                                           24         16,784
Options terminated in closing purchase transaction        (6)        (5,954)
                                                         ---        -------
Options outstanding at October 31, 2002                   18        $10,830
================================================================================

At October 31, 2002, the Intermediate Fixed Income Portfolio had the following options written outstanding:

                                                             Notional
                                                             Amounts                                          Net
                                         Number of          of Futures      Exercise    Expiration       Appreciation/
Description                              Contracts           Contracts        Price        Date          (Depreciation)
------------------------------------------------------------------------------------------------------------------------
Call Options Written
U.S. Treasury 10 year Notes future          7                $700,000         $115        11/23/02         $(2,305)
U.S. Treasury 10 year Notes future          1                 100,000          116        11/23/02             396
U.S. Treasury 10 year Notes future          2                 200,000          113        11/23/02          (1,010)

Put Options Written
U.S. Treasury 10 year Notes future          7                 700,000          110        11/23/02           2,635
U.S. Treasury 10 year Notes future          1                 100,000          112        11/23/02             193
                                                                                                           -------
                                                                                                           $   (91)
========================================================================================================================

Transactions in options written during the year ended October 31, 2002 for The Core Fixed Income Portfolio were as follows:

                                                        Number
                                                     of Contracts    Premiums
--------------------------------------------------------------------------------
Options outstanding at October 31, 2001                    -           $  -
Options written                                           16         11,360
Options terminated in closing purchase transaction        (5)        (4,579)
                                                        ----         ------
Options outstanding at October 31, 2002                   11         $6,781
================================================================================

At October 31, 2002, the Core Fixed Income Portfolio had the following options written outstanding:

                                                             Notional
                                                             Amounts                                         Net
                                         Number of          of Futures      Exercise    Expiration       Appreciation/
Description                              Contracts           Contracts        Price        Date          (Depreciation)
------------------------------------------------------------------------------------------------------------------------
Call Options Written
U.S. Treasury 10 year Notes future          4                $400,000         $115        11/23/02         $(1,165)
U.S. Treasury 10 year Notes future          1                 100,000          116        11/23/02             396
U.S. Treasury 10 year Notes future          1                 100,000          113        11/23/02            (307)

Put Options Written
U.S. Treasury 10 year Notes future          4                 400,000          110        11/23/02           1,445
U.S. Treasury 10 year Notes future          1                 100,000          112        11/23/02             193
                                                                                                           -------
                                                                                                           $   562
========================================================================================================================

                                2002 Annual Report o Delaware Pooled Trust   141

Writing options contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents each Portfolio's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in each Portfolio's net assets.

10. Swap Agreements

During the year ended October 31, 2002, The Intermediate Fixed Income Portfolio and The Core Plus Fixed Income Portfolio entered into total return swap agreements in accordance with its investment objectives. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument.Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Portfolio will make a payment to the counterparty. Total return swaps are marked-to-market daily based upon the fair valuation methodology established by the Board of Trustees. The change in value of swap agreements outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap agreement.

At October 31, 2002, the following Portfolios had total return swap agreements outstanding:

Notional Amount                         Expiration Date                 Description                      Unrealized gain (loss)
--------------------------------------------------------------------------------------------------------------------------------
The Intermediate Fixed Income Portfolio

$182,850                                January 1, 2003       Agreement with Lehman Brothers Special             $7,225
                                                          Financing, Inc. to receive the notional amount
                                                          multiplied by the return on the Lehman Brothers
                                                         Commercial MBS Index AAA and to pay the notional
                                                           amount multiplied by the 1 month BBA LIBOR
                                                               adjusted by a spread of minus 0.40%.

The Core Plus Fixed Income Portfoli0

$109,000                                January 1, 2003       Agreement with Lehman Brothers Special             $4,307
                                                          Financing, Inc. to receive the notional amount
                                                          multiplied by the return on the Lehman Brothers
                                                         Commercial MBS Index AAA and to pay the notional
                                                           amount multiplied by the 1 month BBA LIBOR
                                                               adjusted by a spread of minus 0.40%.

Because there is no organized market for these swap agreements, the value of open swaps may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks of entering into these agreements include the potential inability of the counterparty to meet the terms of the agreements. This type of risk is generally limited to the amount of favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the related amounts shown above.

11. Securities Lending

The Portfolios, along with other funds in the Delaware Investments Family of Funds, may lend their securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poors Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is

142   Delaware Pooled Trust o 2002 Annual Report
insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at October 31, 2002 were as follows:

                                                  Market value
                                                 of securities     Market value
                                                    on loan        of collateral
--------------------------------------------------------------------------------
The International Equity Portfolio                $32,759,981       $34,266,837
The Labor Select International Equity Portfolio     6,783,228         7,048,963
The Global Fixed Income Portfolio                  30,722,092        31,789,100
================================================================================

12. Credit and Market Risks

Some countries in which The Global Equity, The International Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, The Global Fixed Income and The International Fixed Income Portfolios may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolios may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolios.

The High-Yield Bond Portfolio may invest in high-yield fixed-income securities which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Intermediate Fixed Income, The Core Fixed Income and The Core Plus Fixed Income Portfolios may invest in fixed-income securities whose value is derived from an underlying pool of mortgages or consumer loans. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid.

The Large-Cap Value Equity, The Mid-Cap Growth Equity, The Intermediate Fixed Income, The International Equity and The Global Fixed Income Portfolios may invest up to 10% of their total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Focused Value, The Small-Cap Value Equity, The All-Cap Growth Equity, The Large-Cap Growth Equity, The Small-Cap Growth Equity, The Real Estate Investment Trust II, The Core Fixed Income, The High-Yield Bond, The Core Plus Fixed Income Portfolio, The Global Equity, The Labor Select International Equity, The International Large-Cap Equity, The International Small-Cap, The Emerging Markets, and The International Fixed Income Portfolios may each invest up to 15% in such securities. The relative illiquidity of these securities may impair each Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

The Small-Cap Value Equity, The All-Cap Growth Equity, The Mid-Cap Growth Equity, The Small-Cap Growth Equity and The International Small-Cap Portfolios invest a significant portion of their assets in small- and medium-sized companies and may be subject to certain risks associated with ownership of securities of small- and medium-sized companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

                                2002 Annual Report o Delaware Pooled Trust   143

The Real Estate Investment Trust Portfolio II concentrates its investments in the real estate industry and is subject to some of the risks associated with that industry. If the Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolio is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

13. Industry Allocation (Unaudited)

As of October 31, 2002, the holdings of the Portfolios below, classified by type of business, were as follows:

Percentage of net assets

                                                                  The Labor Select  The International The International The Emerging
                              The Global       The International    International      Large-Cap          Small-Cap        Markets
Industry                    Equity Portfolio   Equity Portfolio   Equity Portfolio  Equity Portfolio      Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense             1.09%                    -%                -%               -%               1.17%             -%
Automobiles & Components        1.76                  0.85                 -              0.98               3.30              -
Banking & Finance              20.39                 17.41             24.32             20.44               0.99          12.01
Buildings & Materials           1.70                     -             10.39                 -              14.71              -
Business Services               -                        -                 -                 -               9.96              -
Cable, Media & Publishing       -                        -                 -                 -               2.61              -
Capital Goods                   0.21                  1.97                 -              1.49                  -              -
Chemicals                       0.59                     -                 -                 -               0.80              -
Commercial Services &
  Supplies                         -                  1.01                 -              1.48                  -              -
Computers & Technology             -                     -                 -                 -               3.44              -
Consumer Durables & Apparel        -                  1.88                 -                 -                  -           1.27
Consumer Non Durable/Retail     2.24                     -                 -              1.80                  -           8.37
Consumer Products               3.70                     -             20.74                 -               8.56              -
Diversified Financials             -                  4.78                 -              1.96                  -              -
Electronics & Electrical
  Equipment                     7.16                  -                    -                 -               3.91              -
Energy                          7.16                 10.05             10.66             11.36                  -          13.86
Environmental Services             -                     -                 -                 -               1.76              -
Food & Drug Retailing              -                  3.77                 -                 -                  -              -
Food, Beverage & Tobacco           -                  3.21                 -              7.09              12.78              -
Healthcare &
  Pharmaceuticals               9.82                     -              5.40              5.28               3.83           5.38
Hotels, Restaurants &
  Leisure                          -                  2.45                 -              2.85                  -              -
Industrial Machinery            2.58                     -              3.99                 -               7.79           8.80
Information                        -                     -              7.51                 -                  -           6.35
Insurance                       2.36                  1.77                 -              1.86               1.91              -
Materials                          -                 11.00                 -              6.02                  -          22.24
Media                           2.16                  2.46                 -              2.40                  -              -
Metals & Mining                 2.41                     -                 -                 -               1.60              -
Packaging & Containers          1.39                     -                 -                 -               2.71              -
Pharmaceuticals &
  Biotechnology                    -                  5.45                 -                 -                  -              -
Retail                          6.55                  3.16                 -                 -               8.48              -
Technology Hardware &
  Equipment                     7.61                  8.13                 -              8.87                  -              -
Telecommunications              6.58                  7.52              4.17              7.95               2.23          11.09
Textiles, Apparel &
  Furniture                        -                     -                 -                 -               1.74              -
Transportation & Shipping       1.75                  2.02                 -              2.33               1.92              -
Utilities                       8.72                  7.81              9.04             11.10                  -           8.56
                               -----------------------------------------------------------------------------------------------------
                               97.93%                96.70%            96.22%            95.26%             96.20%         97.93%
====================================================================================================================================

14. Tax Information (Unaudited)

The information set forth below is for each Portfolio's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

144   Delaware Pooled Trust o 2002 Annual Report

For the fiscal year ended October 31, 2002, each Portfolio designates distributions paid during the year as follows:

                                                              (A)                  (B)
                                                           Long-Term             Ordinary
                                                          Capital Gains           Income          Total             (C)
                                                          Distributions        Distributions   Distribution      Qualifying
                                                           (Tax Basis)         (Tax Basis)      (Tax Basis)     Dividends (1)
------------------------------------------------------------------------------------------------------------------------------
The Large-Cap Value Equity Portfolio                            -                 100%             100%            100%
The Focused Value Portfolio                                     -                 100%             100%            100%
The Small-Cap Value Equity Portfolio                           86%                 14%             100%            100%
The Large-Cap Growth Equity Portfolio                           -                 100%             100%            100%
The Real Estate Investment Trust Portfolio II                   -                 100%             100%              -
The Intermediate Fixed Income Portfolio                         -                 100%             100%              -
The Core Fixed Income Portfolio                                 -                 100%             100%              -
The High-Yield Bond Portfolio                                   -                 100%             100%              -
The Global Equity Portfolio                                     -                 100%             100%              -
The International Equity Portfolio                              -                 100%             100%              -
The Labor Select International Equity Portfolio                33%                 67%             100%              -
The International Large-Cap Equity Portfolio                   17%                 83%             100%              -
The International Small-Cap Portfolio                          29%                 71%             100%              -
The Emerging Markets Portfolio                                  -                 100%             100%              -
===============================================================================================================================

(A) and (B) are based on a percentage of each Portfolio's total distributions.
(C) is based on a percentage of ordinary income of each Portfolio.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

The amount per share of income from the foreign taxes paid to each country is listed in the following schedule:

                                                                                                     The Labor Select
                                          The International Equity Portfolio                  International Equity Portfolio
                                        ---------------------------------------------------------------------------------------
                                          Gross                    Foreign                  Gross                   Foreign
                                         Dividend                Taxes Paid                Dividend                Taxes Paid
Country                                  Per Share                Per Share                Per Share               Per Share
-------------------------------------------------------------------------------------------------------------------------------
Australia                                 $0.0566                  $0.0008                 $0.0491                  $0.0005
Belgium                                    0.0091                   0.0014                  0.0106                   0.0016
Finland                                    0.0052                   0.0008                  0.0035                   0.0005
France                                     0.0357                   0.0054                  0.0279                   0.0042
Germany                                    0.0207                   0.0031                  0.0199                   0.0030
Hong Kong                                  0.0211                        -                  0.0118                        -
Italy                                      0.0051                   0.0008                  0.0046                   0.0007
Japan                                      0.0130                   0.0020                  0.0122                   0.0018
Malaysia                                   0.0037                        -                       -                        -
Netherlands                                0.0285                   0.0043                  0.0251                   0.0038
New Zealand                                0.0109                   0.0016                  0.0113                   0.0017
Singapore                                  0.0020                        -                       -                        -
Spain                                      0.0157                   0.0024                  0.0197                   0.0029
South Africa                               0.0094                        -                       -                        -
United Kingdom                             0.1462                   0.0146                  0.1283                   0.0128
United States                              0.0098                        -                       -                        -

                                2002 Annual Report o Delaware Pooled Trust   145

                                         The International Small-Cap Portfolio              The Emerging MarketsPortfolio
                                        ---------------------------------------------------------------------------------------
                                          Gross                    Foreign                  Gross                   Foreign
                                         Dividend                Taxes Paid                Dividend                Taxes Paid
Country                                  Per Share                Per Share                Per Share               Per Share
-------------------------------------------------------------------------------------------------------------------------------
Australia                                 $0.0066                  $0.0008                 $     -                  $     -
Brazil                                          -                        -                  0.0576                   0.0059
China                                           -                        -                  0.0323                        -
Czech Republic                                  -                        -                  0.0030                   0.0004
Denmark                                    0.0009                   0.0001                       -                        -
Egypt                                           -                        -                  0.0049                        -
Estonia                                         -                        -                  0.0021                   0.0003
Finland                                    0.0013                   0.0002                       -                        -
France                                     0.0266                   0.0038                       -                        -
Germany                                    0.0247                   0.0019                       -                        -
Hong Kong                                  0.0194                        -                  0.0028                        -
Hungary                                         -                        -                  0.0012                   0.0002
Indonesia                                       -                        -                  0.0005                   0.0001
Ireland                                    0.0018                   0.0001                       -                        -
Italy                                      0.0007                   0.0001                       -                        -
Japan                                      0.0139                   0.0021                       -                        -
Malaysia                                        -                        -                  0.0058                        -
Mexico                                          -                        -                  0.0119                        -
Netherlands                                0.0155                   0.0023                       -                        -
New Zealand                                0.0097                   0.0004                       -                        -
Republic of Korea                               -                        -                  0.0034                   0.0006
Singapore                                  0.0085                        -                       -                        -
Spain                                      0.0062                   0.0009                       -                        -
South Africa                                    -                        -                  0.0507                        -
Switzerland                                0.0020                   0.0003                       -                        -
Taiwan                                          -                        -                  0.0021                   0.0004
Thailand                                        -                        -                  0.0215                   0.0018
United Kingdom                             0.1178                   0.0118                       -                        -
United States                                   -                        -                  0.1560                   0.0036

15. Proxy Results (Unaudited)

The Diversified Core Fixed Income Portfolio shareholders voted on the following proposals at the special meeting of shareholders on October 22, 2002, or as adjourned. The description of the proposal and number of shares voted are as follows:

1. To approve a Plan of Reorganization by Delaware Group Adviser Funds, on behalf of its series, Delaware Diversified Income Fund (the "Diversified Income Fund"), and Delaware Pooled Trust, on behalf of its series, The Diversified Core Fixed Income Portfolio (the "Portfolio"), that provides for the acquisition of all of the assets and liabilities of the Portfolio in exchange for shares of the Diversified Income Fund, the distribution of such shares to the shareholders of the Portfolio, and the dissolution of the Portfolio.

                Number of shares    % of Outstanding Shares   % of Shares Voted
               ------------------  ------------------------- -------------------
Affirmative       490,321.679                100.00                100.00

2. To approve the Investment Management Agreement for the Diversified Income
   Fund.

                Number of shares    % of Outstanding Shares   % of Shares Voted
               ------------------  ------------------------- -------------------
Affirmative        490,321.679               100.00                100.00

146   Delaware Pooled Trust o 2002 Annual Report

3. To approve the Rule 12b-1 Distribution Plan for the Class A shares of the Diversified Income Fund.

                Number of shares    % of Outstanding Shares   % of Shares Voted
               ------------------  ------------------------- -------------------
Affirmative       490,321.679                 100.00               100.00

Fund Totals:

Record Total      490,321.679
Voted Shares      490,321.679
Percent Voted         100.00%

                                2002 Annual Report o Delaware Pooled Trust   147

Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Pooled Trust

We have audited the accompanying statements of net assets of The Large-Cap Value Equity Portfolio, The Focused Value Portfolio, The Small-Cap Value Equity Portfolio, The All-Cap Growth Equity Portfolio, The Large-Cap Growth Equity Portfolio, The Mid-Cap Growth Equity Portfolio, The Small-Cap Growth Equity Portfolio, The Real Estate Investment Trust Portfolio II, The Intermediate Fixed Income Portfolio, The Core Fixed Income Portfolio, The High Yield Bond Portfolio, The Core Plus Fixed Income Portfolio, The Global Equity Portfolio, The International Equity Portfolio, The Labor Select International Equity Portfolio, The International Large-Cap Equity Portfolio, The International Small-Cap Portfolio, The Emerging Markets Portfolio, The Global Fixed Income Portfolio, and The International Fixed Income Portfolio (the "Portfolios") (each a series of Delaware Pooled Trust) and the statements of assets and liabilities of The Focused Value Portfolio and the High-Yield Bond Portfolio as of October 31, 2002, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers, or by other auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Portfolios at October 31, 2002, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                  /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
December 6, 2002

148   Delaware Pooled Trust o 2002 Annual Report

Board of Trustees/Officers
  Addendum

A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees/Officers and certain background and related information.

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

Charles E. Haldeman, Jr.(1)     Chairman             2 Years            Since January 1, 2000,         89(5)           None
   2005 Market Street         and Trustee                             Mr. Haldeman has served in
    Philadelphia, PA                                                various capacities at different
         19103                                                      times at Delaware Investments(2)

    October 29, 1948                                                   President/Chief Operating
                                                                           Officer/Director -
                                                                        United Asset Management
                                                                     (January 1998 - January 2000)

                                                                          Partner/Director -
                                                                        Cooke and Bieler, Inc.
                                                                       (Investment Management)
                                                                      (June 1974 - January 1998)

   David K. Downes(3)           President,           9 Years -               Mr. Downes has            107     Director/President -
   2005 Market Street        Chief Executive      Executive Officer       served in various                      Lincoln National
   Philadelphia, PA             Officer,                                 executive capacities                 Convertible Securities
        19103                Chief Financial      3 Years - Trustee       at different times                        Fund, Inc.
                           Officer and Trustee                         at Delaware Investments
   January 8, 1940                                                                                             Director/President -
                                                                                                                 Lincoln National
                                                                                                                 Income Fund, Inc.

Independent Trustees

   Walter P. Babich              Trustee              14 Years              Board Chairman -           107             None
  2005 Market Street                                                    Citadel Constructors, Inc.
  Philadelphia, PA                                                          (1989 - Present)
        19103

   October 1, 1927

   John H. Durham                Trustee             23 Years(4)           Private Investor            107            Trustee -
  2005 Market Street                                                                                              Abington Memorial
  Philadelphia, PA                                                                                               Hospital Foundation
        19103

   August 7, 1937                                                                                               President/Director -
                                                                                                                 22 WR Corporation

   John A. Fry                   Trustee              1 Year                   President -             89(5)          Director -
 2005 Market Street                                                    Franklin & Marshall College               Sovereign Bancorp
 Philadelphia, PA                                                        (June 2002 - Present)
       19103
                                                                        Executive Vice President -                    Director -
                                                                        University of Pennsylvania                 Sovereign Bank
   May 28, 1960                                                          (April 1995 - June 2002)

  Anthony D. Knerr               Trustee             12 Years           Founder/Managing Director -     107             None
 2005 Market Street                                                     Anthony Knerr & Associates
 Philadelphia, PA                                                          (Strategic Consulting)
       19103                                                                  (1990 - Present)

  December 7, 1938

                                 Delaware Pooled Trust o 2002 Annual Report  149

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Independent Trustees (continued)

   Ann R. Leven                  Trustee              13 Years       Treasurer/Chief Fiscal Officer -  107            Director -
2005 Market Street                                                       National Gallery of Art                 Recoton Corporation
Philadelphia, PA                                                             (1994 - 1999)
      19103                                                                                                           Director -
                                                                                                                    Systemax, Inc.
 November 1, 1940
                                                                                                                   Director - Andy
                                                                                                                  Warhol Foundation

   Thomas F. Madison             Trustee              8 Years                President/Chief           107       Director - Valmont
  2005 Market Street                                                       Executive Officer -                    Industries, Inc.
  Philadelphia, PA                                                          MLM Partners, Inc.
        19103                                                          (Small Business Investing                  Director - ACI
                                                                            and Consulting)                      Telecentrics Inc.
   February 25, 1936                                                    (January 1993 - Present)
                                                                                                                 Director - Digital
                                                                                                                     River Inc.

                                                                                                                  Director - Rimage
                                                                                                                    Corporation

   Janet L. Yeomans              Trustee              3 Years           Vice President Treasurer -     107             None
  2005 Market Street                                                          3M Corporation
   Philadelphia, PA                                                        (July 1995 - Present)
        19103
                                                                          Ms. Yeomans has held
    July 31, 1948                                                          various management
                                                                       positions at 3M Corporation
                                                                               since 1983

Officers

   William E. Dodge            Executive Vice         2 Years          Executive Vice President and    107             None
  2005 Market Street           President and                            Chief Investment Officer -
   Philadelphia, PA           Chief Investment                              Equity of Delaware
       19103                  Officer - Equity                       Investment Advisers, a series of
                                                                            Delaware Management
   June 29, 1949                                                              Business Trust
                                                                          (April 1999 - Present)

                                                                            President, Director
                                                                             of Marketing and
                                                                         Senior Portfolio Manager -
                                                                         Marvin & Palmer Associates
                                                                          (Investment Management)
                                                                        (August 1996 - April 1999)


   Jude T. Driscoll(6)        Executive Vice          1 Year          Executive Vice President and     107             None
   2005 Market Street         President and                              Head of Fixed-Income of
    Philadelphia, PA             Head of                              Delaware Investment Advisers,
       19103                  Fixed-Income                               a series of Delaware
                                                                        Management Business Trust
   March 10, 1963                                                        (August 2000 - Present)

                                                                        Senior Vice President and
                                                                    Director of Fixed-Income Process -
                                                                        Conseco Capital Management
                                                                        (June 1998 - August 2000)

                                                                           Managing Director -
                                                                      NationsBanc Capital Markets
                                                                      (February 1996 - June 1998)

150  Delaware Pooled Trust o 2002 Annual Report

                                                                             Principal             Number of           Other
   Name,                      Position(s)                                   Occupation(s)      Portfolios in Fund   Directorships
  Address                      Held with          Length of Time               During           Complex Overseen      Held by
and Birthdate                   Fund(s)               Served                Past 5 Years           by Trustee         Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Officers (continued)

   Richard J. Flannery     Executive Vice President,  4 Years       Mr. Flannery has served in         107             None
   2005 Market Street        General Counsel and                   various executive capacities
    Philadelphia, PA     Chief Administrative Officer                 at different times at
       19103                                                          Delaware Investments

   September 30, 1957

   Richelle S. Maestro      Senior Vice President,    3 Years        Ms. Maestro has served in         107             None
   2005 Market Street       Deputy General Counsel                  various executive capacities
    Philadelphia, PA            and Secretary                         at different times at
       19103                                                          Delaware Investments

   November 26, 1957

   Michael P. Bishof         Senior Vice President,   6 Years          Mr. Bishof has served in        107             None
   2005 Market Street            and Treasurer                       various executive capacities
    Philadelphia, PA                                                     at different times at
       19103                                                             Delaware Investments

   August 18, 1962

(1) Mr. Haldeman is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, accounting service provider and transfer agent. Effective October 2002, Mr. Haldeman has resigned his position with the Fund and Delaware Investments.
(2) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Registrant's investment advisor, principal underwriter and its transfer agent.
(3) Mr. Downes is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager, distributor, accounting service provider and transfer agent.
(4) Mr. Durham served as a Director Emeritus from 1995 through 1998.
(5) Mr. Haldeman and Mr. Fry are not Trustees of the portfolios of Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.
(6) Effective October 2002, Mr. Driscoll began serving as executive officer of the Fund's manager, accounting service provider and transfer agent.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

                                 Delaware Pooled Trust o 2002 Annual Report  151

2005 Market Street
Philadelphia, Pennsylvania 19103
Telephone 800 231-8002
Fax  215 255-1162


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